[AQUILA GROUP OF FUNDS LOGO]

PROSPECTUS
July 25, 2017
as revised as of September 1, 2017
[logo Aquila Tax-Free Trust of Arizona]	[logo Aquila Tax-Free Fund of Colorado]	[logo Aquila Churchill Tax-Free Fund of Kentucky]	[logo Aquila Narragansett Tax-Free Income Fund]	[logo Aquila Tax-Free Fund For Utah]

	CLASS A SHARES	CLASS C SHARES	CLASS F SHARES	CLASS I SHARES	CLASS T SHARES	CLASS Y SHARES
	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	AZFFX	˗	AZFTX	AZTYX

Aquila Tax-Free Fund of Colorado	COTFX	COTCX	COFFX	˗	COFTX	COTYX

Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKFX	CHKIX	CHKTX	CHKYX

Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NIFFX	NITIX	NIFTX	NITYX

Aquila Tax-Free Fund For Utah	UTAHX	UTACX	UTAFX	˗	UTATX	UTAYX

The address, telephone number and website of each Fund is: 120 West 45th Street, Suite 3600 New York, NY 10036 212-697-6666www.aquilafunds.com

To make shareholder account inquiries, call the
Funds’ Shareholder Servicing Agent at:
800-437-1000 (or, for financial professionals:
800-437-1020) or you can write to BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Aquila Tax-Free Trust of Arizona
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Risks	2
Fund Performance	4
Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5

Aquila Tax-Free Fund of Colorado
Investment Objective	6
Fees and Expenses of the Fund	6
Principal Investment Strategies	7
Principal Risks	7
Fund Performance	10
Management	11
Purchase and Sale of Fund Shares	11
Tax Information	11
Payments to Broker-Dealers and Other Financial Intermediaries	11

Aquila Churchill Tax-Free Fund of Kentucky
Investment Objective	12
Fees and Expenses of the Fund	12
Principal Investment Strategies	13
Principal Risks	13
Fund Performance	15
Management	16
Purchase and Sale of Fund Shares	16
Tax Information	16
Payments to Broker-Dealers and Other Financial Intermediaries	16

Aquila Narragansett Tax-Free Income Fund
Investment Objective	17
Fees and Expenses of the Fund	17
Principal Investment Strategies	18
Principal Risks	18
Fund Performance	21
Management	22
Purchase and Sale of Fund Shares	22
Tax Information	22
Payments to Broker-Dealers and Other Financial Intermediaries	22

Aquila Tax-Free Fund For Utah
Investment Objective	23
Fees and Expenses of the Fund	23
Principal Investment Strategies	24
Principal Risks	24
Fund Performance	27
Management	28
Purchase and Sale of Fund Shares	28
Tax Information	28
Payments to Broker-Dealers and Other Financial Intermediaries	28

Additional Information About the Funds’ Principal Investment Strategies and Principal Risks	29

Fund Management	42

Net Asset Value per Share	45

Purchases	45

Redeeming an Investment	48

Alternative Purchase Plans	51

Dividends and Distributions	60

Tax Information	61

Financial Highlights	65

Broker-Defined Sales Charge Waiver Policies	83

AQUILA TAX-FREE TRUST OF ARIZONA
FUND SUMMARY
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 51 of the Fund's Prospectus, "Sales Charges - Class A Shares and Class T Shares” on page 53 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 83 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 68 of the Statement of Additional Information (the “SAI”).  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class T Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	2.50%	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.40%	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.15%	1.00%	None	0.25%	None

Other Expenses	0.15%	0.15%	0.13%	0.15%	0.15%

Total Annual Fund Operating Expenses	0.70%	1.55%	0.53%	0.80%	0.55%

(1)	Purchases of $250,000 or more of Class A Shares have no front-end sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$469	$615	$774	$1,236
Class C Shares	$258	$490	$845	$1,405
Class F Shares	$54	$170	$296	$665
Class T Shares	$330	$499	$683	$1,215
Class Y Shares	$56	$176	$307	$689

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$158	$490	$845	$1,405

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.
1 / Aquila Municipal Trust

During the fiscal year ended March 31, 2017, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, almost all of these obligations are issued by the State of Arizona, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these “Arizona Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Arizona Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Arizona Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years.
At the time of purchase, the Fund’s Arizona Obligations must be of investment grade quality. This means that they must either
•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.
The Manager selects obligations for the Fund’s portfolio in order to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.
Principal Risks
You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.
Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past several years, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; terror attacks; measures to address budget deficits; downgrades of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as unlikely to achieve the desired results.  The Federal Reserve has reduced its market support activities and has begun raising interest rates.  Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may rise.  A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.
Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
Risks Associated with Investments in Arizona and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Arizona and other municipal issuers in which the
2 / Aquila Municipal Trust

Fund may invest.  Provisions of Arizona’s Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations.  Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets.  Job creation in Arizona continues to be a challenge.  In addition, Arizona’s aggregate personal income growth rate is slow by historical standards.  Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona’s water and power infrastructure and the financial condition of Arizona public water and electric power utilities.  Arizona is one of the states in the nation most vulnerable to Federal government expenditure changes because of the large proportion of military spending in the state’s economy.  The strength of the Arizona economy will be affected by, among other things, the strength of the national economy, as well as by uncertainty related to Federal fiscal policy, slower growth in the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
Tax Risk. The income on the Fund’s Arizona Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.
Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.
Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.
Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Non-Diversification Risk.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.
These risks are discussed in more detail later in the Prospectus or in the SAI.
3 / Aquila Municipal Trust

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F or Class T Shares because Class F Shares and Class T Shares are newly offered and do not have annual returns for at least one calendar year. The returns for Class F Shares and Class T Shares would differ from the returns shown because Class F Shares and Class T Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2007-2016
15%
                          12.39%
                           XXXX
10%                        XXXX          9.78%                   9.29%
                           XXXX          XXXX                    XXXX
5%                         XXXX          XXXX    6.74%           XXXX
                           XXXX          XXXX    XXXX            XXXX
            2.68%          XXXX   1.64%  XXXX    XXXX            XXXX    2.71%
0%          XXXX           XXXX   XXXX   XXXX    XXXX    XXXX    XXXX    XXXX    0.12%
                   XXXX                                  XXXX
                  -2.34%                                -2.10%
-5%
-10%
            2007   2008    2009   2010   2011    2012    2013    2014    2015    2016
During the 10-year period shown in the bar chart, the highest return for a quarter was 5.85% (quarter ended September 30, 2009) and the lowest return for a quarter was -3.31% (quarter ended December 31, 2016).
The year-to-date (from January 1, 2017 to June 30, 2017) total return for Class Y Shares was 2.85%.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(4.11)%	2.27%	3.41%
Class C	(1.88)%	2.24%	2.95%
Class Y	0.12%	3.27%	3.98%
Class Y Returns After Taxes:
On Distributions	0.07%	3.24%	3.95%
On Distributions and Redemption	1.43%	3.34%	3.97%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	(0.19)%	2.20%	3.93%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account).  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
4 / Aquila Municipal Trust

Management
Investment Adviser - Aquila Investment Management LLC (the “Manager”)
Portfolio Managers – Mr. Todd Curtis, Senior Vice President and lead portfolio manager of the Fund, is based in Phoenix, AZ,  and has served as a portfolio manager of the Fund since its inception in 1986. Mr. James Thompson, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.  Mr. Royden Durham, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares, Class T Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.
Tax Information
The Fund intends to distribute income that is exempt from regular Federal income tax and Arizona state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
5 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FUND SUMMARY
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 51 of the Fund's Prospectus, "Sales Charges - Class A Shares and Class T Shares” on page 53 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 83 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 68 of the Statement of Additional Information (the “SAI”).  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class T Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	2.50%	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.05%	1.00%	None	0.25%	None

Other Expenses	0.15%	0.14%	0.13%	0.15%	0.15%

Total Annual Fund Operating Expenses	0.70%	1.64%	0.63%	0.90%	0.65%

Total Fee Waivers(2)	0.02%	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses After Fee Waivers(2)	0.68%	1.62%	0.61%	0.88%	0.63%

(1)	Purchases of $250,000 or more of Class A Shares have no front-end sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the third and fourth years after purchase.
(2)	The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2018. The Manager may not terminate the arrangement without the approval of the Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
6 / Aquila Municipal Trust

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$467	$613	$772	$1,234
Class C Shares	$265	$515	$890	$1,459
Class F Shares	$62	$200	$349	$784
Class T Shares	$338	$528	$734	$1,328
Class Y Shares	$64	$206	$360	$809

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$165	$515	$890	$1,459

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2017, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the State of Colorado, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these “Colorado Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  A significant portion of the Colorado Obligations in which the Fund invests consist of revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years.
At the time of purchase, the Fund’s Colorado Obligations must be of investment grade quality. This means that they must either
•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Sub-Adviser, Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”).
The Sub-Adviser selects obligations for the Fund’s portfolio in order to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.
Principal Risks
You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.
Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past several years, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; terror attacks; measures to address budget deficits; downgrades of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as unlikely to achieve the desired results.  The Federal Reserve has reduced its market support activities and has begun raising interest rates.  Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively
7 / Aquila Municipal Trust

affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may rise.  A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.
Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
Risks Associated with Investments in Colorado and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers in which the Fund may invest.  Continued economic recovery in Colorado will be affected by, among other factors, the health of the Colorado labor market, personal income growth, and the residential real estate market, as well as by uncertainty related to Federal fiscal policy, slower growth in the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. The energy sector is a source of economic activity in Colorado.  Low oil prices and declines in oil and gas production could have a significant impact on employment and income growth in Colorado.  The Taxpayer Bill of Rights (TABOR), is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, by state and local governments in Colorado in each fiscal year. Revenues in excess of those permitted under TABOR must be refunded to taxpayers.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
Tax Risk. The income on the Fund’s Colorado Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.
Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.
Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
8 / Aquila Municipal Trust

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.
Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Non-Diversification Risk.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.
These risks are discussed in more detail later in the Prospectus or in the SAI.
9 / Aquila Municipal Trust

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F or Class T Shares because Class F Shares and Class T Shares are newly offered and do not have annual returns for at least one calendar year. The returns for Class F Shares and Class T Shares would differ from the returns shown because Class F Shares and Class T Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Tax-Free Fund of Colorado (the “Predecessor Fund”) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.
ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2007-2016
15%
10%
                      9.47%
                      XXXX          8.96%
                      XXXX          XXXX                 7.86%
                      XXXX          XXXX                 XXXX
5%                    XXXX          XXXX   5.89%         XXXX
                      XXXX          XXXX   XXXX          XXXX
          3.17%       XXXX          XXXX   XXXX          XXXX   3.00%
          XXXX        XXXX          XXXX   XXXX          XXXX   XXXX
          XXXX  0.63% XXXX   1.44%  XXXX   XXXX          XXXX   XXXX
0%        XXXX  XXXX  XXXX   XXXX   XXXX   XXXX          XXXX   XXXX   0.02%
                                                  XXXX
                                                 -2.70%
-5%
-10%
         2007  2008  2009   2010   2011   2012   2013   2014   2015   2016
Calendar Years
During the 10-year period shown in the bar chart, the highest return for a quarter was 4.37% (quarter ended September 30, 2009) and the lowest return for a quarter was -3.05% (quarter ended June 30, 2013).
The year-to-date (from January 1, 2017 to June 30, 2017) total return for Class Y Shares was 2.46%.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(3.97)%	1.89%	3.24%
Class C	(1.98)%	1.74%	2.68%
Class Y	0.02%	2.74%	3.70%
Class Y Returns After Taxes:
On Distributions	0.02%	2.74%	3.69%
On Distributions and Redemption	1.18%	2.83%	3.66%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	(0.19)%	2.20%	3.93%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.   After-tax returns for other classes of shares will vary.
10 / Aquila Municipal Trust

Management
Investment Adviser - Aquila Investment Management LLC (the “Manager”)
Sub-Adviser - Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management
Portfolio Manager -- Mr. Christopher Johns is a Senior Vice President of the Sub-Adviser; he has served as the portfolio manager of the Fund and the Predecessor Fund since the Predecessor Fund’s inception in 1987.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares, Class T Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.
Tax Information
The Fund intends to distribute income that is exempt from regular Federal income tax and Colorado state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
11 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FUND SUMMARY
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 51 of the Fund's Prospectus, "Sales Charges - Class A Shares and Class T Shares” on page 53 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 83 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 68 of the Statement of Additional Information (the “SAI”).  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class T Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None	2.50%	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.15%	1.00%	None	0.40%	0.25%	None

Other Expenses	0.18%	0.18%	0.15%	0.12%	0.18%	0.18%

Total Annual Fund Operating Expenses	0.73%	1.58%	0.55%	0.92%	0.83%	0.58%

(1)	Purchases of $250,000 or more of Class A Shares have no front-end sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$472	$624	$790	$1,270
Class C Shares	$261	$499	$860	$1,439
Class F Shares	$56	$176	$307	$689
Class I Shares	$94	$293	$509	$1,131
Class T Shares	$333	$508	$699	$1,250
Class Y Shares	$59	$186	$324	$726

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$161	$499	$860	$1,439

12 / Aquila Municipal Trust

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the fiscal year ended March 31, 2017, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the Commonwealth of Kentucky, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these “Kentucky Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  A significant portion of the Kentucky Obligations in which the Fund invests consist of revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years.
At the time of purchase, the Fund’s Kentucky Obligations must be of investment grade quality. This means that they must either
*	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
*	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.
The Manager selects obligations for the Fund’s portfolio in order to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.
Principal Risks
You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.
Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past several years, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; terror attacks; measures to address budget deficits; downgrades of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as unlikely to achieve the desired results.  The Federal Reserve has reduced its market support activities and has begun raising interest rates.  Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may rise.  A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.
Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not
13 / Aquila Municipal Trust

a guarantee of quality. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
Risks Associated with Investments in Kentucky and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers in which the Fund may invest.  The strength of the Kentucky economy will be affected by, among other factors, employment growth and energy production, including the market for Kentucky coal, as well as by uncertainty related to Federal fiscal policy, slower growth in the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.  Continued losses in mining-related jobs is an on-going concern.  Federal policies may significantly reduce the demand for Kentucky coal.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Kentucky’s retirement systems are underfunded by over 60%, with a total unfunded pension liability of approximately $33 billion (Using published actuarial rates.  Based on alternative return assumptions, the unfunded liability would rise to $84 billion).  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
Tax Risk. The income on the Fund’s Kentucky Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.
Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.
Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.
Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Non-Diversification Risk.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.
These risks are discussed in more detail later in the Prospectus or in the SAI.
14 / Aquila Municipal Trust

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F or Class T Shares because Class F Shares and Class T Shares are newly offered and do not have annual returns for at least one calendar year. The returns for Class F Shares and Class T Shares would differ from the returns shown because Class F Shares and Class T Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Churchill Tax-Free Fund of Kentucky (the “Predecessor Fund”) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013, is the performance of the Predecessor Fund.
ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2007-2016
20%
                        16.21%
                        XXXX
15%                     XXXX
                        XXXX
                        XXXX
                        XXXX
10%                     XXXX          9.81%
                        XXXX          XXXX
                        XXXX          XXXX                  7.33%
                        XXXX          XXXX                  XXXX
                        XXXX          XXXX                  XXXX
5%                      XXXX          XXXX   5.78%          XXXX
                        XXXX          XXXX   XXXX           XXXX
          2.63%         XXXX          XXXX   XXXX           XXXX
          XXXX          XXXX          XXXX   XXXX           XXXX   2.53%
          XXXX          XXXX   1.44%  XXXX   XXXX           XXXX   XXX
0%        XXXX          XXXX   XXXX   XXXX   XXXX   XXXX    XXXX   XXX   0.03%
                 XXXX                               XXXX
                 XXXX                               XXXX
                 XXXX                              -2.15%
                 XXXX
                -4.88%
-5%
-10%
-15%
          2007   2008   2009   2010   2011   2012   2013   2014   2015   2016
Calendar Years
During the 10-year period shown in the bar chart, the highest return for a quarter was 7.37% (quarter ended March 31, 2009) and the lowest return for a quarter was -5.16% (quarter ended September 30, 2008).
The year-to-date (from January 1, 2017 to June 30, 2017) total return for Class Y Shares was 2.60%.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(4.03)%	1.66%	3.13%
Class C	(1.97)%	1.62%	2.68%
Class I	(0.27)%	2.34%	3.41%
Class Y	0.03%	2.65%	3.71%
Class Y Returns After Taxes:
On Distributions	0.02%	2.64%	3.70%
On Distributions and Redemption	1.30%	2.79%	3.71%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	(0.19)%	2.20%	3.93%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
15 / Aquila Municipal Trust

Management
Investment Adviser - Aquila Investment Management LLC (the “Manager”)
Portfolio Managers - Mr. Royden Durham, Vice President and lead portfolio manager of the Fund, is based in Louisville, KY,  and has served as a portfolio manager of the Fund and the Predecessor Fund  since 2011. Mr. Todd Curtis, Senior Vice President of the Fund, has served as a portfolio manager of the Fund and the Predecessor Fund since 2009.  Mr. James Thompson, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares, Class I Shares, Class T Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.
Tax Information
The Fund intends to distribute income that is exempt from regular Federal income tax and Kentucky income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
16 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FUND SUMMARY
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 51 of the Fund's Prospectus, "Sales Charges - Class A Shares and Class T Shares” on page 53 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 83 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 68 of the Statement of Additional Information (the “SAI”).  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class T Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None	2.50%	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.15%	1.00%	None	0.40%	0.25%	None

Other Expenses	0.20%	0.19%	0.18%	0.13%	0.20%	0.20%

Total Annual Fund Operating Expenses	0.85%	1.69%	0.68%	1.03%	0.95%	0.70%

Total Fee Waivers (2)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waivers(2)	0.84%	1.68%	0.67%	1.02%	0.94%	0.69%

(1)	Purchases of $250,000 or more of Class A Shares have no front-end sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the third and fourth years after purchase.
(2)	The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.68% for Class C Shares, 0.67% for Class F Shares, 1.02% for Class I Shares, 0.94% for Class T Shares and 0.69% for Class Y Shares through September 30, 2018. The Manager may not terminate these arrangements without the approval of the Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$482	$659	$852	$1,406
Class C Shares	$271	$532	$917	$1,568
Class F Shares	$68	$217	$378	$846
Class I Shares	$104	$327	$568	$1,259
Class T Shares	$344	$544	$761	$1,386
Class Y Shares	$70	$223	$389	$870

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You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$171	$532	$917	$1,568

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2017, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, all or almost all of these obligations are issued by the State of Rhode Island, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these “Rhode Island Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Rhode Island Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Rhode Island Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years.
At the time of purchase, the Fund’s Rhode Island Obligations must be of investment grade quality. This means that they must either
•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Sub-Adviser, Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”).
The Sub-Adviser selects obligations for the Fund’s portfolio in order to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.
Principal Risks
You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.
Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past several years, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; terror attacks; measures to address budget deficits; downgrades of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as unlikely to achieve the desired results.  The Federal Reserve has reduced its market support activities and has begun raising interest rates.  Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may rise.  A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with
18 / Aquila Municipal Trust

the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.
Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
Risks Associated with Investments in Rhode Island and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers in which the Fund may invest.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Rhode Island’s unemployment rate is among the highest in the nation.  Rhode Island continues to face significant budget deficits, and a number of municipalities in the Rhode Island have experienced financial difficulties.  The strength of the Rhode Island economy also will be affected by uncertainty related to Federal fiscal policy, slower growth in the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
Tax Risk. The income on the Fund’s Rhode Island Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.
Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.
Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.
Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Non-Diversification Risk.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also,
19 / Aquila Municipal Trust

the Fund may be more risky than a more geographically diverse fund.
An investment in the Fund is not a deposit in Citizens Bank, N.A., any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
These risks are discussed in more detail later in the Prospectus or in the SAI.
20 / Aquila Municipal Trust

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F or Class T Shares because Class F Shares and Class T Shares are newly offered and do not have annual returns for at least one calendar year. The returns for Class F Shares and Class T Shares would differ from the returns shown because Class F Shares and Class T Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Aquila Narragansett Tax-Free Income Fund (the “Predecessor Fund”) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.
ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2007-2016
15%
10%
                                                              9.22%
                           7.07%        7.33%                 XXXX
                           XXXX         XXXX                  XXXX
 5%                        XXXX         XXXX   4.96%          XXXX
              3.79%        XXXX         XXXX   XXXX           XXXX   3.43%
              XXXX         XXXX         XXXX   XXXX           XXXX   XXXX
              XXXX         XXXX         XXXX   XXXX           XXXX   XXXX
              XXXX  1.46%  XXXX  1.88%  XXXX   XXXX           XXXX   XXXX
 0%           XXXX  XXXX   XXXX  XXXX   XXXX   XXXX           XXXX   XXXX   0.39%
                                                      XXXX
                                                     -3.23%
-5%
-10%
              2007  2008   2009  2010   2011   2012   2013    2014   2015   2016
Calendar Years
During the 10-year period shown in the bar chart, the highest return for a quarter was 3.82% (quarter ended March 31, 2014) and the lowest return for a quarter was -3.36% (quarter ended June 30, 2013).
The year-to-date (from January 1, 2017 to June 30, 2017) total return for Class Y Shares was 3.19%.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(3.77)%	1.88%	2.99%
Class C	(1.60)%	1.87%	2.55%
Class I	0.19%	2.58%	3.27%
Class Y	0.39%	2.87%	3.57%
Class Y Returns After Taxes:
On Distributions	0.39%	2.87%	3.56%
On Distributions and Redemption	1.43%	2.96%	3.57%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	(0.19)%	2.20%	3.93%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
21 / Aquila Municipal Trust

Management
Investment Adviser - Aquila Investment Management LLC (the “Manager”)
Sub-Adviser - Citizens Investment Advisors, a department of Citizens Bank, N.A.
Portfolio Manager - Jeffrey K. Hanna, a Senior Vice President of the Sub-Adviser, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2005, and was an assistant portfolio manager of the Predecessor Fund from 2000 to 2005.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares, Class I Shares, Class T Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.
Tax Information
The Fund intends to distribute income that is exempt from regular Federal income tax and Rhode Island state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
22 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FUND SUMMARY
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 51 of the Fund's Prospectus, "Sales Charges - Class A Shares and Class T Shares” on page 53 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 83 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 68 of the Statement of Additional Information (the “SAI”).  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.
	Class A Shares	Class C Shares	Class F Shares	Class T Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	2.50%	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.20%	1.00%	None	0.25%	None

Other Expenses	0.16%	0.16%	0.14%	0.16%	0.16%

Total Annual Fund Operating Expenses	0.86%	1.66%	0.64%	0.91%	0.66%

Total Fee Waivers (2)	0.02%	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses After Fee Waivers (2)	0.84%	1.64%	0.62%	0.89%	0.64%

(1)	Purchases of $250,000 or more of Class A Shares have no front-end sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.
(2)	The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.64% for Class C Shares, 0.62% for Class F Shares, 0.89% for Class T Shares and 0.64% for Class Y Shares through September 30, 2018. The Manager may not terminate these arrangements without the approval of the Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

23 / Aquila Municipal Trust

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$482	$662	$856	$1,417
Class C Shares	$267	$521	$900	$1,554
Class F Shares	$63	$203	$355	$796
Class T Shares	$339	$531	$739	$1,340
Class Y Shares	$65	$209	$366	$821

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$167	$521	$900	$1,554

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the fiscal year ended March 31, 2017, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  These obligations are issued by the State of Utah, its counties and various other local authorities, certain other governmental issuers, and by other states and entities that do not tax interest from obligations issued by the State of Utah. These obligations also include obligations issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, from Utah individual (but not corporate) income taxes. We call these obligations “Utah Double-Exempt Obligations.” Under normal circumstances, at least 50% of the Fund’s assets will consist of obligations of Utah-based issuers.  Utah Double-Exempt Obligations may include participation or other interests in municipal securities and variable rate demand notes.  Some Utah Double-Exempt Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Utah Double-Exempt Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund's weighted average maturity has traditionally been between 5 and 15 years.
At the time of purchase, the Fund’s Utah Double-Exempt Obligations must be of investment grade quality. This means that they must either
•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.
The Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions.  From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers.
The Manager selects obligations for the Fund’s portfolio in order to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.
Principal Risks
You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.
Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past several years, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; terror attacks; measures to address budget deficits; downgrades of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks,
24 / Aquila Municipal Trust

have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as unlikely to achieve the desired results.  The Federal Reserve has reduced its market support activities and has begun raising interest rates.  Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may rise.  A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.
Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
Risks Associated with Investments in Utah and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers in which the Fund may invest.  Provisions of Utah’s Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah’s governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations.  Utah households pay more in state and local taxes per household than the national average.  The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.  The strength of the Utah economy also will be affected by uncertainty related to Federal fiscal policy, slower growth in the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
Tax Risk. The income on the Fund’s Utah Double-Exempt Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.
Unrated Security Risk. When the Fund purchases unrated securities, it will depend on the Manager’s analysis of credit risk without the assessment of a nationally recognized statistical rating organization. Unrated securities may be less liquid than rated securities determined to be of comparable quality.
Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase, including investments in securities issued in private placement transactions.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest
25 / Aquila Municipal Trust

rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.
Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.
Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Non-Diversification Risk.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.
These risks are discussed in more detail later in the Prospectus or in the SAI.
26 / Aquila Municipal Trust

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F or Class T Shares because Class F Shares and Class T Shares are newly offered and do not have annual returns for at least one calendar year. The returns for Class F Shares and Class T Shares would differ from the returns shown because Class F Shares and Class T Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Tax-Free Fund For Utah (the “Predecessor Fund”) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.
ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2007-2016
20%

                           16.69%
15%                        XXXX
                           XXXX          10.48%
10%                        XXXX          XXXX                   9.28%
                           XXXX          XXXX    7.32%          XXXX
                           XXXX          XXXX    XXXX           XXXX
 5%                        XXXX          XXXX    XXXX           XXXX
              2.48%        XXXX   3.00%  XXXX    XXXX           XXXX    3.23%
 0%           XXXX  XXXX   XXXX   XXXX   XXXX    XXXX           XXXX    XXXX   0.39%
                    XXXX                                 XXXX
-5%                 XXXX                                -1.54%
                    XXXX
                   -8.01%
-10%
-15%
              2007  2008   2009   2010   2011    2012    2013    2014    2015   2016
Calendar Years
During the 10-year period shown in the bar chart, the highest return for a quarter was 6.43% (quarter ended September 30, 2009) and the lowest return for a quarter was –4.91% (quarter ended September 30, 2008).
The year-to-date (from January 1, 2017 to June 30, 2017) total return for Class Y Shares was 2.91%.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(3.87)%	2.61%	3.50%
Class C	(1.60)%	2.62%	3.10%
Class Y	0.39%	3.66%	4.13%
Class Y Returns After Taxes:
On Distributions	0.36%	3.62%	4.08%
On Distributions and Redemption	1.43%	3.58%	4.06%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	(0.19)%	2.20%	3.93%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account).  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
27 / Aquila Municipal Trust

Management
Investment Adviser - Aquila Investment Management LLC (the “Manager”)
Portfolio Managers – Mr. James Thompson, Vice President and lead portfolio manager of the Fund, is based in Bountiful, UT, and has served as a portfolio manager of the Fund and the Predecessor Fund since 2009.  Mr. Todd Curtis, Senior Vice President of the Fund, has served as a portfolio manager of the Fund and the Predecessor Fund since 2009.  Mr. Royden Durham, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares, Class T Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.
Tax Information
The Fund intends to distribute income that is exempt from regular Federal income tax and Utah state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.
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Additional Information About the Funds’ Principal Investment Strategies and Principal Risks
Additional Information About the Funds’ Principal Investment Strategies
Aquila Tax-Free Trust of Arizona
The Fund’s objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.
Aquila Tax-Free Trust of Arizona invests primarily in Arizona Obligations, which are a type of municipal obligation.  Arizona Obligations are obligations of the State of Arizona and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Arizona state income tax.  The Fund purchases the obligations of governmental issuers other than Arizona governmental issuers only when obligations of the State of Arizona and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.
Aquila Tax-Free Fund of Colorado
The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.
Aquila Tax-Free Fund of Colorado invests primarily in Colorado Obligations, which are a type of municipal obligation. Colorado Obligations are obligations of the State of Colorado and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Colorado state income tax.
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes,  the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.
Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state.  Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities.  Accordingly, a significant portion of the Colorado Obligations in which Aquila Tax-Free Fund of Colorado invests is comprised of revenue bonds (see “Municipal Obligations” below).  Additionally, the state currently is authorized to issue short-term revenue anticipation notes.
Aquila Churchill Tax-Free Fund of Kentucky
The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.
Aquila Churchill Tax-Free Fund of Kentucky invests primarily in Kentucky Obligations, which are a type of municipal obligation. Kentucky Obligations are obligations of the Commonwealth of Kentucky and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Kentucky income tax.
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes,  the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.
Historically, most Kentucky state and local government indebtedness has been issued in the form of revenue bonds (see “Municipal Obligations” below).  Accordingly, a significant portion of the Kentucky Obligations in which Aquila Churchill Tax-Free Fund of Kentucky invests is comprised of revenue bonds.
29 / Aquila Municipal Trust

Aquila Narragansett Tax-Free Income Fund
The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.
Aquila Narragansett Tax-Free Income Fund invests primarily in Rhode Island Obligations, which are a type of municipal obligation.  Rhode Island Obligations are obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Rhode Island state income tax.  The Fund purchases the obligations of governmental issuers other than Rhode Island governmental issuers only when obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.
Aquila Tax-Free Fund For Utah
The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.
Aquila Tax-Free Fund For Utah invests primarily in Utah Double-Exempt Obligations, which are a type of municipal obligation.  Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.  Under normal circumstances, at least 50% of the Fund’s assets will consist of obligations of Utah-based issuers.
Utah Double-Exempt Obligations are obligations of the State of Utah and its political subdivisions, agencies and public authorities and of certain other federal governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Utah state individual income tax.  Utah Double-Exempt Obligations also include obligations, of any maturity, issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, from Utah individual (but not corporate) income taxes.  These states currently are Alaska, Florida, Indiana (for bonds acquired before January 1, 2012), Nevada, North Dakota, South Dakota, Texas, Wyoming, Washington, D.C. and Washington State.  Under normal circumstances, the Fund may invest up to 50% of its net assets at the time of purchase in obligations of non-Utah-based issuers.  Administrative determinations may be subject to change at any time and there can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of states other than Utah.
The Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions.  From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers.
Municipal Obligations
Each Fund may invest in municipal obligations.  Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.  They include:
*            municipal notes and bonds,
*            tax, revenue or bond anticipation notes,
*            construction loan notes,
*            project notes, which sometimes carry a U.S. government guarantee,
*            municipal lease/purchase agreements,
*            participation interests in municipal or other securities, and
*            floating and variable rate demand notes.
There are two principal classifications of municipal bonds:  general obligation bonds and revenue bonds.  General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality.
The various public purposes for which municipal obligations are issued include:
30 / Aquila Municipal Trust

*            obtaining funds for general operating expenses,
*            refunding outstanding obligations,
*            obtaining funds for loans to other public institutions and facilities, and
*	funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.
Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.  Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
Although municipal obligations are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.  In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.
Variable and Floating Rate Securities
Each Fund may invest in variable and floating rate securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a periodic basis. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline.
Credit Downgrades and Other Credit Events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, a Fund’s portfolio manager(s) will decide whether the security should continue to be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an obligor of such a security has difficulty meeting its obligations, the Fund may obtain or exchange a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a Fund may incur expenses in an effort to protect the Fund’s interest in securities experiencing these events.
Additional Investment Strategies
Cash Management
Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.
Defensive Investing
Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations.  Each Fund may take temporary defensive positions and invest in shares of money market funds, any type of taxable money market instrument and short-term debt securities without regard to any percentage limitations.  Although each Fund has the ability to take such defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other Fixed Income Securities
Subject to the Fund’s 80% policy, each Fund is permitted, but not required, to purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Such investments may include, but are not limited to, taxable obligations issued by states, other taxable obligations such as Build America Bonds, and U.S. government securities.  Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. A Fund’s investments in such taxable obligations, together with money market funds, taxable money market instruments and short-term debt securities, may not exceed 20% of a Fund’s assets.
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Aquila Tax-Free Trust of Arizona [logo]
[PICTURE]
Salt River Project - Roosevelt Dam
[PICTURE]
Banner Health System
[PICTURE]
Sky Harbor International Airport - Terminals 3 & 4
[PICTURE]
Arizona State Capitol
            Aquila Tax-Free Trust of Arizona invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Arizona. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of May 31, 2017 and together represented approximately 15.43%  of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.
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Aquila Tax-Free Fund of Colorado [logo]
[PICTURE]
Botanic Garden
[PICTURE]
Broomfield Park and Rec.
[PICTURE]
Larimer County School District
 [PICTURE]
University of Colorado
Aquila Tax-Free Fund of Colorado invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Colorado. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of May 31, 2017 and together represented approximately 6.29% of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.
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Aquila Churchill Tax-Free Fund of Kentucky [logo]
[PICTURE]
Jefferson Co. Hospital Revenue
[PICTURE]
Lexington-Fayette Airport/Bluegrass Field
[PICTURE]
Public High Schools
[PICTURE]
Higher Education
[PICTURE]
University of Kentucky Student Health
[PICTURE]
University of Louisville
[PICTURE]
Kentucky Turnpike Authority
Aquila Churchill Tax-Free Fund of Kentucky invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Kentucky. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of May 31, 2017 and together represented approximately 19.8% of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.
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Aquila Narragansett Tax-Free Income Fund [logo]
[PICTURE]
Narragansett Bay Commission - Rhode Island Clean Water & Pollution Control
[PICTURE]
Rhode Island Convention Center - Providence, RI
[PICTURE]
Bryant University – Smithfield, RI
[PICTURE]
University of Rhode Island
 [PICTURE]
Providence College – Providence RI
[PICTURE]
Daphne Farago Wing – Rhode Island School of Design
Aquila Narragansett Tax-Free Income Fund invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Rhode Island. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of May 31, 2017 and together represented approximately 21% of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.
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Aquila Tax-Free Fund For Utah [logo]
[PICTURE]
Payson Project
[PICTURE]
Utah Transit Authority, Light Rail
[PICTURE]
University of Utah
[PICTURE]
Single Family Mortgage Bonds for Utah Housing
Aquila Tax-Free Fund For Utah invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Utah. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of May 31, 2017 and together represented approximately 9% of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.
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Additional Information About the Principal Risks of Investing in the Funds
Market Risk. The market prices of fixed income and other securities owned by the Funds may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by a Fund fall, the value of your investment in the Fund will likely decline.  The value of a security may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities.  The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.  In the past several years, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; terror attacks; measures to address budget deficits; downgrades of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as unlikely to achieve the desired results.  The Federal Reserve has reduced its market support activities and has begun raising interest rates.  Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank action, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests.  Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.  Economies and financial markets throughout the world are increasingly interconnected.  Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets.  As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may suffer.
Interest Rate Risk.  The market prices of securities may fluctuate significantly when interest rates change.  Interest rates have been historically low, so each Fund faces a heightened risk that interest rates may rise.  When interest rates rise, the value of fixed income securities generally falls. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value.  However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates.  Moreover, securities can change in value in response to other factors, such as credit risk.  In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the Fund’s yield will decline.  Also, when interest rates decline, investments made by a Fund may pay a lower interest rate, which would reduce the income received by the Fund; however the value of fixed income securities generally rise.  A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security.  However, during a period of rapidly rising interest rates, the changes in the coupon rates of a Fund’s variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of the Fund before interest rates in the Fund’s securities or the assets underlying the securities are adjusted to reflect current market rates.  In addition, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates.  The market prices of these securities may fluctuate significantly when interest rates change. In turn, the income or return generated by the Funds may decline due to a decrease in market interest rates.
Credit Risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by a Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. If a Fund enters
37 / Aquila Municipal Trust

into financial contracts (such as when-issued and delayed delivery transactions), the Fund will be subject to the credit risk presented by the counterparty.  In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, a Fund may incur expenses in an effort  to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.  Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.
If the claims-paying ability or other rating of an insurance company that insures obligations owned by a Fund is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or to the insurer.  A Fund also is subject to the risk that an insurer may be unable to pay claims filed pursuant to the coverage.  A Fund may hold several investments covered by one insurer, which would increase the Fund’s exposure to the claims-paying ability of that insurer.
Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
Risks Associated with Investments in Arizona and Other Municipal Obligations (Aquila Tax-Free Trust of Arizona only).  The Fund may be affected significantly by adverse economic, political or other events affecting Arizona and other municipal issuers in which the Fund may invest.
Provisions of Arizona’s Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations.  Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets.  Additionally, although Arizona’s economy is broad, it does have major components in the trade, transportation and public utilities, professional and business services, education and health services, and government sectors, and may be sensitive to economic problems affecting those sectors.

            Job creation in Arizona continues to be a challenge.  In addition, Arizona’s aggregate personal income growth rate is slow by historical standards.  A national recession would significantly delay recovery in Arizona, since it would damage cyclically sensitive sectors while impeding domestic in-migration.  Arizona is one of the states in the nation most vulnerable to federal government expenditure changes because of the large proportion of military spending in the state’s economy.  Arizona’s retirement systems are underfunded.  In 2016, the Governor of Arizona signed into law pension legislation which limits eligibility for full pension benefits, caps pension benefits for new hires, and splits the cost of pensions 50/50 between employers and new employees.  The strength of the Arizona economy will be affected by, among other things, the strength of the national economy, as well as by uncertainty related to federal fiscal policy, slower growth in the global economy, geopolitical risks and business and consumer uncertainty related to these issues.  Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona’s water and power infrastructure and the financial condition of Arizona public water and electric power utilities.  Arizona and its various subdivisions may also face pressure from costs relating to pension and other post-employment benefits.  Arizona’s retirement systems are underfunded.
There can be no assurance that Arizona’s fiscal situation will not become more difficult, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities.  The potential deterioration of Arizona’s fiscal situation increases the risk of investing in Arizona municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Arizona municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the rating of Arizona issuers could result in a reduction in the market value of Arizona municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.
The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Arizona may be found in the SAI.
Risks Associated with Investments in Colorado and Other Municipal Obligations (Aquila Tax-Free Fund of Colorado only).  The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers in which the Fund may invest.
The energy sector is an important growth engine of the Colorado economy. Declines in oil and gas production could have a significant impact on employment and income growth in Colorado.  In addition, low oil prices will suppress profits, wages, employment, and investment in the regional oil and gas industry.  The housing market is also an important driver of economic growth in Colorado.  The strength of the Colorado economy also will be affected by uncertainty related to federal fiscal policy, slower growth in the global economy, geopolitical risks and business and consumer uncertainty related to these issues.
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The Colorado State General Fund is the focal point in determining the State’s ability to maintain or improve its fiscal position. This fund accounts for all revenues and expenditures that are not required by law to be accounted for in other funds. Ultimately, individual income tax revenue constitutes the majority of General Fund revenue for the state and is closely linked to personal income growth.
Property taxes are a significant source of revenue for many local governments.  Declines in property values may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.  Colorado’s retirement systems are underfunded.
The Taxpayer Bill of Rights (TABOR) is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, by state and local governments in Colorado in each fiscal year.  Revenues in excess of those permitted under TABOR must be refunded to taxpayers.
There can be no assurance that Colorado’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities. The potential deterioration of Colorado’s fiscal situation increases the risk of investing in Colorado municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Colorado municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Colorado issuers could result in a reduction in the market value of Colorado municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or distributions paid by the Fund.
The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Colorado may be found in the SAI.
Risks Associated with Investments in Kentucky and Other Municipal Obligations (Aquila Churchill Tax-Free Fund of Kentucky only).  The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers in which the Fund may invest.
The market for Kentucky coal and losses in mining-related jobs continue to be areas of concern. Coal production, utilization, and severance taxes have decreased significantly in recent quarters and have shown continued signs of weakness due to input substitution, supply side disruptions, and inventory accumulations. Federal policies may significantly reduce the demand for coal, further affecting the market for Kentucky coal.  The dramatic expansion and availability of natural gas, coupled with pending air quality requirements have made numerous power generators re-evaluate whether coal is the most economical fuel supply for the coming years. Power plants are shifting their structure towards more natural gas-generated electricity production. Property taxes are a significant source of revenue for many local governments, and declines in property values may negatively impact these tax revenues. Economic growth in the nation and in Kentucky is anticipated to occur in industries and occupations that require relatively high skills and education, however, Kentucky has a less-educated labor force than the rest of the nation.  The Kentucky state budget has been structurally imbalanced for years.  Kentucky has continued to rely on one-time revenue sources to close the funding gaps. The Commonwealth and its various subdivisions may also face financial pressure from costs relating to pensions and other post-employment benefits.  Debt levels are moderately high in relation to the Commonwealth’s economic base.  Kentucky’s retirement systems are underfunded by over 60%. The unfunded pension liability and Other Post Employment Benefit liability together total approximately $33 billion (Using published actuarial rates.  Based on alternative return assumptions, the unfunded liability would rise to $84 billion). The Commonwealth continues to implement reforms to address unfunded pension liabilities.  The strength of the Kentucky economy also will be affected by uncertainty related to federal fiscal policy, slower growth in the global economy, geopolitical risks and business and consumer uncertainty related to these issues.
There can be no assurance that Kentucky’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the Commonwealth or its municipalities. The potential deterioration of Kentucky’s fiscal situation increases the risk of investing in Kentucky municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Kentucky municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Kentucky issuers could result in a reduction in the market value of Kentucky municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or distributions paid by the Fund.
The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Kentucky may be found in the SAI.
Risks Associated with Investments in Rhode Island and Other Municipal Obligations (Aquila Narragansett Tax-Free Income Fund only).  The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers in which the Fund may invest.
Rhode Island continues to experience financial difficulties.  Rhode Island’s economy is growing at a slow pace that falls short of the rate of recoveries in New England and the nation.  Rhode Island’s economic recovery is being slowed by not only fiscal and monetary policy uncertainty at the federal level but the paucity of quality new jobs and the “housing hangover” at the State level.  Rhode Island’s unemployment rate is among the highest in the nation.  The state has in the past borrowed from the Federal Trust
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Fund to make benefit payments to unemployed Rhode Islanders.  Rhode Island continues to face significant budget deficits.  Rhode Island also continues to face problems related to underfunded municipal pension plans and other post-employee benefit liabilities.  As a result of a significant budget deficit and approximately $80 million in unfunded pension liabilities, the City of Central Falls went into receivership in 2010, and the State Receiver filed for Federal Chapter 9 bankruptcy protection for the City of Central Falls on August 1, 2011.  The City of Central Falls emerged from bankruptcy on October 25, 2012.  The Central Coventry Fire District went into receivership in 2014.  Other municipalities, including East Providence and Woonsocket, have experienced financial difficulties.
The potential further deterioration of Rhode Island’s fiscal situation increases the risk of investing in Rhode Island municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Rhode Island municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Rhode Island issuers could result in a reduction in the market value of Rhode Island municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.
The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Rhode Island may be found in the SAI.
Risks Associated with Investments in Utah and Other Municipal Obligations (Aquila Tax-Free Fund For Utah only).  The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers in which the Fund may invest.
Provisions of Utah’s Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah’s governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations.  Utah’s economy is considered to be knowledge-based, entrepreneurial, and information technology-driven and encompasses a variety of industries, including but not limited to, agriculture, construction, energy, minerals, tourism, technology, communications, healthcare, financial services, higher education, defense, transportation and government services, and may be sensitive to economic problems affecting those sectors.

            Utah’s labor market has slowed.  Utah has more school-age children and fewer working adults, as a percentage of its population, than any other state; hence, to pay the state’s education costs, Utah households pay more in State and local taxes per household than the national average.  The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.  The strength of the Utah economy also will be affected by federal fiscal policy, including the tapering of expansionary monetary policy by the Federal Reserve and tax increases, the global economy, including slow growth in the European Union, and business and consumer uncertainty related to these issues.  Utah and its various subdivisions may also face pressure from costs relating to pension and other post-employment benefits.  Utah’s retirement systems are underfunded.
There can be no assurance that Utah’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the State. The potential deterioration of Utah’s fiscal situation increases the risk of investing in Utah municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Utah municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Utah issuers could result in a reduction in the market value of Utah municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.
The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Utah may be found in the SAI.
Additional Risks Associated with Municipal Obligations (All Funds).  Decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, may adversely affect municipal securities since issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes.  Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of Federal programs providing financial support.  Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments.  Adverse financial and economic conditions and developments in those sectors may result in lower revenues to issuers of municipal securities and may also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult.  Timely, accurate and complete information regarding municipal issuers may not be available.  In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence.  Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities.  The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  There could be legal challenges to the authority of certain entities to issue municipal securities. In recent periods an
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increasing number of municipal issuers have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts.  The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.
Tax Risk. Each Fund purchases municipal securities the interest on which, in the opinion of bond counsel or other appropriate counsel at the time the securities are issued, is exempt from regular Federal income tax and the applicable state’s income tax. There is no guarantee that this opinion is correct, and there is no assurance that the IRS or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to Federal income tax and/or state income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable dividends. Future litigation or legislation or adverse interpretations by regulatory authorities could also adversely affect the tax status of municipal securities held by a Fund.
Unrated Securities Risk (Aquila Tax-Free Fund For Utah only). When the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the Manager internally assigns ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. The Manager’s rating does not constitute a guarantee of credit quality. In addition, unrated securities may be less liquid than rated securities determined to be of comparable quality.
Liquidity Risk. Liquidity risk is the risk that particular investments, or investments generally, may be are difficult to purchase or sell. Although most of a Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil.  Liquidity and value of investments can deteriorate rapidly.  Markets may be illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities.  As a general matter, dealers recently have been less willing to make markets for fixed income securities.  A lack of liquidity or other adverse credit market conditions may affect the Fund’s ability to sell its investments and to purchase suitable investments.  Aquila Tax-Free Fund For Utah may invest a significant portion of its assets in securities issued in private placement transactions.  Certain investments in private placements, which are subject to legal or contractual restrictions on resale and/or may lack a ready market for resale, may be considered illiquid investments.  When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.  A Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.  In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.  From time to time, Aquila Tax-Free Fund For Utah may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers.  To the extent that a Fund holds a material percentage of the outstanding issue of a bond, this practice may adversely impact the liquidity and market value of that investment.  Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer).  A Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions may be higher than normal.
Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.
Extension Risk.  When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.  This may cause a Fund’s share price to be more volatile.
Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.
Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from a Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or
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markets that experience extreme volatility. A Fund may value investments using fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk.  A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.  Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.  In addition, redemption risk is heightened during periods of overall market turmoil.  The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.  If one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s Manager or, if applicable, Sub-Adviser, redemptions by these shareholders may further increase the Fund’s redemption risk.  If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Non-Diversification Risk.  Each Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”).  Thus, compared with “diversified” funds, each Fund may invest a greater percentage of its assets in obligations of a small number of issuers.  In general, the more a Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Funds may be more risky than more geographically diverse funds.
Risk of Increase in Expenses. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
Cash Management Risk and Defensive Investing Risk.  Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, a Fund will not earn income on the cash and the Fund’s yield will go down.  If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it may be more difficult for the Fund to achieve its investment objective.
Please note that there are other factors that could adversely affect your investment and that could prevent a Fund from achieving its investment objective.  More information about risks appears in the SAI.  Before investing, you should carefully consider the risks you will assume.
Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on each Fund’s website.
Fund Management
 How is each Fund managed?
Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY  10036, the Manager, is each Fund’s investment adviser under an Advisory and Administration Agreement. With respect to each of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah, the Manager supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund, provides the Fund with local advisory service; and, at the Manager’s expense, provides for pricing of the Fund’s portfolio. With respect to each Fund, the Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.
The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2017, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.8 billion, of which approximately $2.9 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager.  AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Vice Chair and Chief Executive Officer of AMC.
The Funds are not subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), and the Funds’ Board of Trustees, Manager, Sub-Adviser and other service providers are not fiduciaries under ERISA.  Nothing in this Prospectus is intended to constitute advice for purposes of ERISA.
Aquila Tax-Free Trust of Arizona
Mr. Todd Curtis, Mr. James Thompson and Mr. Royden Durham form the Fund’s portfolio management team.
Mr. Curtis, who as an employee of the Fund’s former sub-adviser and its predecessors has served as a portfolio manager of the Fund since its inception in 1986,
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became an employee of the Manager and Senior Vice President/Portfolio Manager of the Fund in 2004. Based in Phoenix, Arizona, Mr. Curtis serves as the Fund’s lead portfolio manager. He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah. Mr. Curtis is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.
Mr. Thompson has served as a portfolio manager of the Fund since 2017 and has served as a member of the Fund’s portfolio management team since 2009.  He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah.   He has over thirty years of experience in the municipal finance industry. Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services.
Mr. Durham has served as a portfolio manager of the Fund since 2017.  He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah.  Mr. Durham has over forty years of experience in the financial services industry.  He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.
The Manager is entitled to receive a management fee at the annual rate of 0.50% of the Fund’s average annual net assets; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2017, the Fund accrued management fees to the Manager at the annual rate of 0.40% of its average annual net assets.
A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2016.
Aquila Tax-Free Fund of Colorado
With respect to Aquila Tax-Free Fund of Colorado, investment advisory duties, including portfolio management, have been delegated to Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), under a sub-advisory agreement. The Sub-Adviser provides the Fund with local advisory services. Under the Sub-Advisory Agreement, the Sub-Adviser supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the sub-adviser’s expense, providing for pricing of the Fund’s portfolio.
Davidson Fixed Income Management, Inc. is an independent registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to the Fund and the Predecessor Fund since 1992. The Sub-Adviser has approximately $1.4 billion in assets under management. It has a local office at 1550 Market Street, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.
Mr. Christopher Johns is the Fund’s portfolio manager.   Mr. Johns has served as the portfolio manager of the Fund and the Predecessor Fund since the Predecessor Fund’s inception in 1987. He has also served as the portfolio manager of Aquila Tax- Free Trust of Oregon since 2011. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at the former United Bank of Denver, which acted as investment adviser to the Fund from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.
The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.
The Manager is entitled to receive a management fee at the annual rate of 0.50% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2017, the Fund accrued management fees to the Manager at the annual rate of 0.50% of its average annual net assets.  The Manager, and not the Fund, pays a portion of the fees it receives from the Fund to the Sub-Adviser as compensation for the Sub-Adviser’s services to the Fund.  The Sub-Adviser is entitled to receive a fee at the annual rate of 0.20% of the Fund’s average annual net assets.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.18 of 1% of net assets of the Fund up to $400,000,000; 0.16 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.14 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2018.  After waivers and/or reimbursements, the Fund paid management fees equal to 0.48% of its average annual net assets during the fiscal year ended March 31, 2017.
A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available
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in the semi-annual report to shareholders for the period ended September 30, 2016.
Aquila Churchill Tax-Free Fund of Kentucky
Mr. Royden Durham, Mr. Todd Curtis and Mr. James Thompson form the Fund’s portfolio management team.
Mr. Durham, based in Louisville, KY, is the Fund’s lead portfolio manager and has served as a portfolio manager of the Fund and the Predecessor Fund since 2011. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah.  Mr. Durham has over forty years of experience in the financial services industry. He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.
Mr. Curtis has served as a portfolio manager of the Fund since 2009 and has served as a member of the Fund’s portfolio management team since 2004. He is also a member of the portfolio management team of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah. Mr. Curtis is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.
Mr. Thompson has served as a portfolio manager of the Fund since 2017 and has served as a member of the Fund’s portfolio management team since 2009.  He is also a member of the portfolio management team of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah.  Mr. Thompson has over thirty years of experience in the municipal finance industry .  Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.
The Manager is entitled to receive a management fee at the annual rate of 0.50% of the Fund’s average annual net assets; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2017, the Fund accrued management fees to the Manager at the annual rate of 0.40% of its average annual net assets.
A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2016.
Aquila Narragansett Tax-Free Income Fund
With respect to Aquila Narragansett Tax-Free Income Fund, investment advisory duties, including portfolio management, have been delegated to Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”), One Citizens Plaza, Providence, Rhode Island 02903, under a Sub-Advisory Agreement. The Sub-Adviser provides the Fund with local advisory services.  Under the Sub-Advisory Agreement, the Sub-Adviser supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser’s expense, providing for pricing of the Fund’s portfolio.
Citizens Investment Advisors is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. (“CFG”). CFG is a commercial bank holding company with total assets of $150.3 billion. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,200 branches and nearly 17,500 employees. It operates its branch network in 11 states and has non-branch retail and commercial offices in select markets nationwide.
Mr. Jeffrey K. Hanna is the portfolio manager of the Fund.  Mr. Hanna, a Senior Vice President of the Sub-Adviser, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2005. He was formerly an assistant portfolio manager of the Predecessor Fund and served as such from 2000 to 2005.
The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.
The Manager is entitled to receive a management fee at the annual rate of 0.50% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2017, the Fund accrued management fees to the Manager at the annual rate of 0.50% of its average annual net assets.  The Manager, and not the Fund, pays a portion of the fees it receives from the Fund to the Sub-Adviser as compensation for the Sub-Adviser’s services to the Fund.  The Sub-Adviser is entitled to receive a fee at the annual rate of 0.23% of the Fund’s average annual net assets.   After waivers and/or reimbursements, the Fund paid management fees equal to 0.42% of its average annual net assets during the fiscal year ended March 31, 2017.
A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2016.
Aquila Tax-Free Fund For Utah
Mr. James Thompson, Mr. Todd Curtis and Mr. Royden Durham form the Fund’s portfolio management team.
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Mr. Thompson, based in Bountiful, UT, is the Fund’s lead portfolio manager and has served as a portfolio manager of the Fund and the Predecessor Fund since 2009. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky.  Mr. Thompson has over thirty years of experience in the municipal finance industry. Most recently he served as underwriter and municipal bond trader for Wells Fargo Brokerage Services in Salt Lake City, Utah.
Mr. Curtis has served as a portfolio manager of the Fund since 2009. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky.  He is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.
Mr. Durham has served as a portfolio manager of the Fund since 2017.  He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky.  Mr. Durham has over forty years of experience in the financial services industry.  He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently, he served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.
The Manager is entitled to receive a management fee at the annual rate of 0.50% of the Fund’s average annual net assets. During the fiscal year ended March 31, 2017, the Fund accrued management fees to the Manager at the annual rate of 0.50% of its average annual net assets. After waivers and/or reimbursements, the Fund paid management fees to the Manager equal to 0.48% of its average annual net assets during the fiscal year ended March 31, 2017.
A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2016.
Net Asset Value per Share
The net asset value of the shares of each Fund’s classes of shares is determined on each day that the New York Stock Exchange is open (a “business day”), as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of that Fund’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time.  If the New York Stock Exchange closes at another time, each Fund will calculate its net asset value as of the scheduled closing time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation.  Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust’s Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.
Purchases
Are there alternative purchase plans?
The Funds provide individuals with alternative ways to purchase shares through different classes of shares. Although the classes of shares of a Fund have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of investments. An investor should choose the class that best suits the investor’s circumstances and needs.
Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado and Aquila Tax-Free Fund For Utah currently offer five classes of shares:  Class A Class C, Class F, Class T and Class Y.
Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund currently offer six classes of shares:  Class A, Class C, Class F, Class I, Class T and Class Y.
Class A Shares and Class C Shares are available to investors either through a financial intermediary or directly from a Fund.
Class F Shares, Class I Shares, Class T Shares and Class Y Shares are available only to investors who are investing through a financial intermediary.  Not all financial intermediaries make Class F Shares, Class I Shares, Class T Shares and Class Y Shares available to their clients.
In which states can I buy shares of a Fund?
Aquila Tax-Free Trust of Arizona
You can purchase shares of Aquila Tax-Free Trust of Arizona if you live in Arizona or in one of the other states listed below.
If you are a resident of a state other than Arizona, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.
On the date of this Prospectus, Class A Shares and Class C Shares are available in:
Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nevada, New Jersey, New
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York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Virginia and Wyoming.
In addition, Class A Shares are available in:
Iowa, Massachusetts, Montana, New Mexico, Tennessee, Washington and Wisconsin.
On the date of this Prospectus, Class F Shares are available in:
Montana, New Hampshire, Nebraska and Oklahoma.
On the date of this Prospectus, Class T Shares are available in:
Montana, New Hampshire, Nebraska and Oklahoma.
On the date of this Prospectus, Class Y Shares are available in:
Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Virginia, West Virginia, Washington and Wyoming.
Aquila Tax-Free Fund of Colorado
You can purchase shares of Aquila Tax-Free Fund of Colorado if you live in Colorado or in one of the other states listed below.
If you are a resident of a state other than Colorado, dividends from the Fund may be subject to state income taxes in that state.  Therefore, you should consult your tax adviser before buying shares of the Fund.
On the date of this Prospectus, Class A Shares and Class C Shares are available in:
Colorado, Arizona, California, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.
In addition, Class A Shares are available in Idaho, Maryland, Montana, New Mexico, Texas, Washington and Wisconsin.
On the date of this Prospectus, Class F Shares are available in:
Montana, New Hampshire, Nebraska and Oklahoma.
On the date of this Prospectus, Class T Shares are available in:
Montana, New Hampshire, Nebraska and Oklahoma.
On the date of this Prospectus, Class Y Shares are available in:
Colorado, Arizona, California, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, Rhode Island, Texas, Utah, Virginia, Wisconsin and Wyoming.
Aquila Churchill Tax-Free Fund of Kentucky
You can purchase shares of Aquila Churchill Tax-Free Fund of Kentucky if you live in Kentucky or in one of the other states listed below.
If you are a resident of a state other than Kentucky, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.
On the date of this Prospectus, Class A Shares and Class C Shares are available in:
Kentucky, Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Indiana, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, Tennessee, Utah, Virginia and Wyoming.
In addition, Class A Shares are available in Arizona and Texas.
In addition, Class C Shares are available in West Virginia.
On the date of this Prospectus, Class F Shares are available in:
Montana, New Hampshire, Nebraska and Oklahoma.
On the date of this Prospectus, Class T Shares are available in:
Montana, New Hampshire, Nebraska and Oklahoma.
On the date of this Prospectus, Class Y Shares and Class I Shares are available in:
Kentucky, Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Indiana, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.
In addition, Class Y Shares are available in Arizona.
Aquila Narragansett Tax-Free Income Fund
You can purchase shares of Aquila Narragansett Tax-Free Income Fund if you live in Rhode Island or in one of the other states listed below.
If you are a resident of a state other than Rhode Island, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.
On the date of this Prospectus, Class A Shares and Class C Shares are available in:
Rhode Island, California, Colorado, Connecticut, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Massachusetts, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Utah, Virginia and Wyoming.
In addition, Class A Shares are available in Arizona, Maryland, Michigan and Tennessee.
On the date of this Prospectus, Class F Shares are available in:
Montana, New Hampshire, Nebraska and Oklahoma.
On the date of this Prospectus, Class T Shares are available in:
Montana, New Hampshire, Nebraska and Oklahoma.
On the date of this Prospectus, Class Y Shares and Class I Shares are available in:
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Rhode Island, California, Colorado, Connecticut, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Utah, Virginia and Wyoming.
In addition, Class Y shares are available in Arizona and Massachusetts.
Aquila Tax-Free Fund For Utah
You can purchase shares of Aquila Tax-Free Fund For Utah if you live in Utah or in one of the other states listed below.
If you are a resident of a state other than Utah, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.
On the date of this Prospectus, Class A Shares and Class C Shares are available in:
Utah, Alaska, Arizona, Arkansas, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, North Dakota, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Virginia, Washington and Wyoming.
In addition, Class A Shares are available in Delaware, Massachusetts, Michigan, Montana, Oklahoma and Wisconsin.
On the date of this Prospectus, Class F Shares are available in:
Arkansas, Montana, New Hampshire, Nebraska and Oklahoma.
On the date of this Prospectus, Class T Shares are available in:
Montana, New Hampshire, Nebraska and Oklahoma.
On the date of this Prospectus, Class Y Shares are available in:
Utah, Alaska, Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kentucky, Michigan, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, North Dakota, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Virginia, Washington and Wyoming.
A Fund and the Distributor may reject any order for the purchase of shares for any reason.
How much money do I need to invest?
Class A and Class C Shares
Option I
•	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.
•	Subsequently, any amount (for investments in shares of the same class).
To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.
Option II
•	$50 or more if an Automatic Investment Program is established.
•	Subsequently, any amount you specify of $50 or more.
•	You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.
Class F, Class I, Class T and Class Y Shares
Class F, Class I, Class T or Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

How do I purchase shares?
Class A and Class C Shares
You may purchase Class A or Class C Shares:
•
through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors LLC, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

•	directly through the Distributor, by mailing payment to the Funds’ Agent, BNY Mellon Investment Servicing (US) Inc. (the “Agent” or “BNY Mellon”).
Class F, Class I, Class T and Class Y Shares
Class F, Class I, Class T or Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.
All Share Classes
Except as provided in the SAI, under the caption “Purchase, Redemption and Pricing of Shares,” an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a “Financial Institution”).
The price an investor will pay is based on the net asset value next determined after your purchase order is received in proper form plus a sales charge for Class A Shares and Class T Shares and the net asset value next determined after your purchase order is received in proper form for Class C, I, F and Y Shares. (See “What price will I pay for a Fund’s shares?”) A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.
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Opening a Class A or Class C Share Account
* Make out a check for the investment amount payable to the Fund.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Funds’ Agent, BNY Mellon.

Adding to a Class A or Class C Share Account
By Wire	By Check
* Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) or 877-953-6932 (broker/dealers) to advise us that you would like to purchase shares of a Fund by wire transfer.
We will provide appropriate instructions at that time.

* Make out a check for the investment amount payable to the appropriate Fund.

* Fill out the pre-printed stub attached to each Fund’s confirmations or supply the name(s) of account owner(s), the account number, and the name of the Fund.

* Send your check and account information to your dealer or to the Funds’ Agent, BNY Mellon.

Unless you indicate otherwise, your investment will be made in Class A Shares.
Opening or Adding to a Class F, Class I, Class T or Class Y Share Account
An investor may open a Class F, Class I, Class T or Class Y Share account or make additional investments in Class F, Class I, Class T or Class Y Shares only through a financial intermediary.
Can I transfer funds electronically?
You can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”
* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.
* Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.
Before you can transfer funds electronically, the Funds’ Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, ask your broker or dealer to make them. The Funds may modify or terminate these investment methods or charge a service fee, upon 30 days’ written notice to shareholders.
Systematic Payroll Investments
You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with a Fund. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, each Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a New Account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.
Automatic investment, telephone investment and systematic payroll investments are not available for Class F Shares, Class I Shares, Class T Shares and Class Y Shares.
Redeeming an Investment
Redeeming Class A and Class C Shares
You may redeem some or all of your Class A or Class C Shares by a request to the Agent or your financial intermediary, that has a sales agreement with the Distributor, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.
If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.
Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

• Class C Shares held for less than 12 months (from the date of purchase); and
• CDSC Class A Shares (as described below).
Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.
A redemption may result in a tax liability for you.
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How can I redeem my investment in Class A or Class C Shares?

By mail, send instructions to:	By telephone, call:	By FAX, send instructions to:
BNY Mellon Attn: Aquila Group of Funds 4400 Computer Drive Westborough, MA 01581	800-437-1000 toll-free	508-599-1838

For liquidity and convenience, the Funds offer expedited redemption.
Expedited Redemption Methods for Class A or Class C Shares
You may request expedited redemption in two ways:
1.  By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:
a) to a Financial Institution account you have previously specified; or
b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days.  You may only redeem by check via telephone request once in any seven-day period.
Telephoning the Agent
Whenever you telephone the Agent, please be prepared to supply:
•	account name(s) and number
•	name of the caller
•	the social security number registered to the account
•	personal identification.
Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller’s identity. The Agent may record calls.
2.  By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, 4400 Computer Drive, Westborough, MA 01581 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s), must indicate:
•	account name(s)
•	account number
•	amount to be redeemed
•	any payment directions.
To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.
The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund’s records of your account.
You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.
Regular Redemption Method for Class A or Class C Shares
You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Funds’ Agent, which includes:
•	account name(s);
•	account number;
•	dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;
•	payment instructions (we normally mail redemption proceeds to your address as registered with the Fund); and
•	signature(s) of the registered shareholder(s).
We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.
Signature_Guarantees.  If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.
Your signature may be guaranteed by a:
•	member of a national securities exchange;
•	U.S. bank or trust company;
•	state-chartered savings bank;
•	Federally chartered savings and loan association;
•	foreign bank having a U.S. correspondent bank; or
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•	participant in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).
A notary public is not an acceptable signature guarantor.
Certificate Shares
The Funds no longer issue share certificates. If you hold share certificates issued previously and wish to redeem those shares you should:
Mail to the Funds’ Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under “Regular Redemption Method” and (3) a stock assignment form.
To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.
For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.
If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a signature guarantee is required, you must follow the procedures described above under “Regular Redemption Method.”
What are the methods of payment of redemption proceeds for Class A and Class C Shares?
Redemption proceeds may be sent by check, wire or transferred through the Automated Clearing House, as follows:

Redemption	Method of Payment	Charges
Under $1,000.	Check.	None.
$1,000 or more.	Check, or wired or transferred through the Automated Clearing House to your Financial Institution account, if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

Although the Funds do not currently intend to, each Fund can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders the Funds may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.
The Funds can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.
Are there any reinvestment privileges for Class A and Class C Shares?
If you own Class A or Class C Shares, you may reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.  You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.  Reinvestment privileges are not available for Class T Shares.
Is there an Automatic Withdrawal Plan?
You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000.  The Automatic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50.  The Automatic Withdrawal Plan is not available for Class C, I, F, T or Y Shares.
Redeeming Class F, Class I, Class T and Class Y Shares
You may redeem all or any part of your Class F, Class I, Class T or Class Y Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class F, Class I, Class T and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Funds’ Agent.  Financial intermediaries may charge a fee for effecting redemptions.  A redemption may result in a taxable transaction to the redeeming investor.
General
Redemption proceeds are normally sent to your address of record on the next business day following
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receipt of your redemption request in proper form, but in any event within seven days, regardless of the method used to make such payment (e.g., check, wire or electronic transfer (Automated Clearing House)).
The Funds may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check), Automatic Investment or Telephone Investment for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that the check or transfer of funds will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.
The Funds have the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the SEC restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.
Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling assets to generate cash.  Each Fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.
Redemption proceeds may be paid in whole or in part “in kind,”  that is by distribution of a Fund’s portfolio securities. The Trust may redeem in kind if, for example, the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders.  You may pay transaction costs to dispose of securities received in an in kind redemption, and you may receive less for the securities than the price at which they were valued for purposes of the redemption.
During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.
Alternative Purchase Plans
How do the different arrangements for the Funds’ share classes affect the cost of buying, holding and redeeming shares, and what else should I know about the Funds’ share classes?
Each Fund offers several classes of shares. All classes represent interests in the same portfolio of investments. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor’s circumstances and needs.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” immediately before the back cover of this Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
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	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 4%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge (“CDSC”)	None (except for certain purchases of $250,000 or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and/or Service Fees
A distribution fee of 0.05 of 1% (for Aquila Tax-Free Fund of Colorado), 0.15 of 1% (for Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund), or 0.20 of 1% (for Aquila Tax-Free Fund For Utah) is imposed on the average annual net assets represented by the applicable Class A Shares.

Distribution and service fees of 1% are imposed on the average net assets represented by the Class C Shares for six years prior to conversion to Class A Shares (see Other Information).  A distribution fee of 0.75 of 1% may be paid to certain broker/dealers and other qualified recipients.  A service fee of 0.25 of 1% will be paid to the Distributor.

Other Information
The initial sales charge is waived or reduced in some cases.  Larger purchases qualify for lower sales charges.  Financial intermediaries may offer their own (i.e., a financial intermediary-specific) sales charge waiver(s).

Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class F Shares “Fiduciary Class”	Class I Shares “Financial Intermediary Class” (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and/or Service Fees	None.
A distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares is permitted under the Distribution Plan.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Funds.  In addition, a service fee of up to 0.25 of 1% of such assets is imposed on the average annual net assets allocable to Class I Shares.

Other Information	N/A	N/A

52 / Aquila Municipal Trust

	Class T Shares “Transactional Class”	Class Y Shares “Institutional Class”
Initial Sales Charge
Class T Shares are offered at net asset value plus a maximum sales charge of 2.50%, paid at the time of purchase.  Thus, your investment is reduced by the applicable sales charge.  The sales charge for Class T Shares can vary from financial intermediary to financial intermediary, as described below.

None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and/or Service Fees	A distribution fee of 0.25 of 1% is imposed on the average annual net assets represented by the applicable Class T Shares.	None.
Other Information
The initial sales charge is waived or reduced in some cases.  Financial intermediaries may offer their own (i.e., a financial intermediary-specific) sales charge waiver(s), as described below.

There is no exchange privilege for Class T Shares.
N/A

What price will I pay for a Fund’s shares?

Class A and T Shares Offering Price	Class C, I, F and Y Shares Offering Price
Net asset value per share plus the applicable sales charge.	Net asset value per share.

An investor will receive that day’s offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) by the Agent or by an authorized financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly.  Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in a Fund’s best interest to do so.
If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker.  As noted above, shares of each Fund are available in other share classes that have different fees and expenses.
Sales Charges – Class A Shares and Class T Shares
What are the sales charges for purchases of Class A Shares?
The following table shows the amount of sales charge incurred for each new purchase by a “single purchaser” of Class A Shares. A “single purchaser” is:
• an individual;
• an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;
• a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or
• a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended.
You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.
A “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:
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I Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested

Less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%
For purchases of $250,000 or more see “Sales Charges for Purchases of $250,000 or More.”

For example:

If your purchase amount is $10,000 (Column I), your sales charge would be 4.00% or $400 (Column II).	($10,000 x 0.04 = $400)
The value of your account would be equivalent to the amount of your purchase less the sales charge. (The net amount invested in your account would be $10,000 - $400 = $9,600.)	($10,000 - $400 = $9,600)
The sales charge as a percentage of the net amount invested in your account would be 4.17% (Column III).	($400 / $9,600 = 0.0416666 or 4.17%)

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Trust shares may be higher or lower due to rounding.
Sales Charges for Purchases of $250,000 or More
You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares are:
(i)  Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and
(ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $250,000 or more.
Redemption of CDSC Class A Shares
Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund:
If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.
When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) (with the exception of Class T Shares) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:
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CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares (with the exception of Class T Shares) at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase	During Third and Fourth Years After Purchase
$250,000 and up to $2.5 million	1%	0.50%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2	None
Over $5 million	None	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.
Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah:
If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.
When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) (with the exception of Class T Shares) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase
$250,000 and up to $2.5 million	1%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.
For All Funds:
Each time you place a request to redeem shares, a Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed.  A series of investments may increase the total value of Aquila Fund Shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.
The CDSC will be waived for:
•	Redemption following the death of the shareholder or beneficial owner.
•	Redemption by a Fund when an account falls below the minimum required account size.
•
Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and
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discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.
Reduced Sales Charges for Certain Purchases of Class A Shares
Right of Accumulation
“Single purchasers” may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.
Letters of Intent
A “single purchaser” may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.
Other
Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Funds, certain family members of, and plans for the benefit of, the foregoing and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.  Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.
Each Fund also permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.  A qualified group is a group or association that: (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.  At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.  Examples of a qualified group include, but are not limited to: certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
Class A purchases at net asset value may be available to group employer-sponsored retirement plans (e.g., employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEP IRAs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.  The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer Class A Shares of the Funds, except as set forth under “Broker-Defined Sales Charge Waiver Policies” below.  Please see the SAI for additional information about sales charge waivers and reductions.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.
What are the sales charges for purchases of Class T Shares?
Class T Shares may be offered by financial intermediaries with different front-end sales load structures.  Each Class T Financial Intermediary will fall into one of the Categories of Financial Intermediaries described below, based on the front-end sales load structure offered by the particular financial intermediary.  There are currently two categories of financial intermediaries (Category One Financial Intermediaries and Category Two Financial Intermediaries).  Other categories of financial intermediaries may be added in the future.  If a financial intermediary is not specifically identified herein  as a Category Two Financial Intermediary, then the financial intermediary is a Category One Financial Intermediary.
Category One Financial Intermediaries
Currently, all financial intermediaries that offer Class T Shares are Category One Financial Intermediaries.
If you purchase Class T Shares from a Category One Financial Intermediary, you will pay a sales charge based on the value of your purchase in accordance with the following table.  Typically, all of the sales charge will be paid to your financial intermediary firm as a concession.
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I Amount of Purchase	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested

Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00%	2.04%
$500,000 but less than $1,000,000	1.50%	1.52%
$1,000,000 and over	1.00%	1.01%

For example:

If your purchase amount is $100,000 (Column I), your sales charge would be 2.50% or $2,500 (Column II).	($100,000 x 0.025 = $2,500)
The value of your account would be equivalent to the amount of your purchase less the sales charge. (The net amount invested in your account would be $100,000 - $2,500 = $97,500.)	($100,000 - $2,500 = $97,500)
The sales charge as a percentage of the net amount invested in your account would be 2.56% (Column III).	($2,500 / $97,500= 0.025641 or 2.56%)

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Category Two Financial Intermediaries
Currently, there are no Category Two Financial Intermediaries.
If you purchase Class T Shares from a Category Two Financial Intermediary, you will pay a sales charge based on the value of your purchase in accordance with the following table.  Typically, all of the sales charge will be paid to your financial intermediary firm as a concession.

I Amount of Purchase	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested

$0 or more	2.50%	2.56%

For example:

If your purchase amount is $100,000 (Column I), your sales charge would be 2.50% or $2,500 (Column II).	($100,000 x .025 = $2,500)
The value of your account would be equivalent to the amount of your purchase less the sales charge. (The net amount invested in your account would be $100,000 - $2,500 = $97,500.)	($100,000 - $2,500 = $97,500)
The sales charge as a percentage of the net amount invested in your account would be 2.56% (Column III).	($2,500 / $97,500= 0.025641 or 2.56%)
Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
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Reduced Sales Charges for Certain Purchases of Class T Shares – Category One and Category Two Financial Intermediaries
Rights of Accumulation
Rights of accumulation are not available with respect to purchases of Class T Shares.
Letters of Intent
Letters of intent are not available with respect to purchases of Class T Shares.
Other
Class T Shares may be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.  In addition, acquisitions of shares by reinvestment of dividends do not incur a sales charge.
In addition, a sales charge will not apply to: purchases of Class T Shares of a Fund in an exchange from Class C Shares of the same Fund to the extent held in accounts of your financial intermediary, provided that Class C Shares may only be exchanged for Class T Shares if your financial intermediary no longer offers Class C Shares on the intermediary’s commission-based platform and has entered into an agreement with the Distributor to permit such exchange purchases.
Please see the SAI for additional information about sales charge waivers and reductions.
The availability of certain sales charge waivers and discounts may depend on the financial intermediary through which you purchase your shares. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.
The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.
Large Purchase Orders for Class C Shares
The Funds will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer “street name” or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.
Redemption of Class C Shares
The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by a Fund when an account falls below the minimum required size.
The availability of certain CDSC waivers may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.
Broker/Dealer Compensation - Class C Shares
The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.
General
Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.  The compensation is discretionary and may be available only to selected selling and servicing agents.  See “Additional Information” below and in the SAI for discussions of marketing support payments.
Exchange Privilege – Class A, C, F, I and Y Shares
Generally, you can exchange shares of any class of a Fund (except Class T Shares) into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee.
The exchange privilege is available to Class F, Class I or Class Y Shares to the extent that other Funds in the Aquila Group of Funds are made available to its customers by an investor’s financial intermediary. All exchanges of Class F, Class I and Class Y Shares must be made through the investor’s financial intermediary.  There is no exchange privilege for Class T Shares.  Call 800-437-1000 for more information on the exchange privilege.
Because excessive trading in Fund shares can be harmful to a Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) a Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect a Fund or any other Funds in the Aquila Group of Funds.
Same Fund Exchange Privilege – Class A, C, I and Y Shares

Certain shareholders may be eligible to exchange their shares (except for Class F and Class T Shares) for a Fund’s Class T or Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.
Exchange Privilege – Class T Shares
Exchange privileges are not available for Class T Shares.
Frequent Trading
As stated above, the Funds and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of a Fund by market timers or other investors may disrupt
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the management of the Fund and increase its expenses, the Boards of Trustees of the Funds have determined that each Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Funds may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Funds will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Funds’ policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above.)
What about confirmations?
A statement will be mailed to you confirming each purchase or redemption of Class A or Class C Shares of a Fund placed directly with the Agent.  Your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).  Purchases or redemptions placed through financial intermediaries will be confirmed by either the Agent or the financial intermediary depending upon the financial intermediary’s arrangement with the Funds and the Distributor.
Is there a Distribution Plan?
Each Fund has adopted a Distribution Plan (the “Plan”) under the Investment Company Act of 1940’s Rule 12b-1 in order to:
(i) permit the Fund to finance activities primarily intended to result in the sale of its shares;
(ii) permit the Manager to make payment for distribution expenses out of its own funds; and
(iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.
Pursuant to the Plan, each Fund makes payments with respect to Class A, Class C, Class T and (if applicable) Class I Shares under agreements to certain broker/dealers and other qualified recipients.
For any fiscal year, these payments may not exceed:
* 0.15 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund (a distribution fee of up to 0.05 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Fund of Colorado is currently authorized by the Trustees of such Fund);
* 0.20 of 1% of the average annual net assets represented by Class A shares of Aquila Tax-Free Fund For Utah;
* 0.75 of 1% of the average annual net assets represented by Class C Shares of each Fund;
* 0.25 of 1% of the average annual net assets represented by Class I Shares of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund  (a distribution fee of up to 0.15 of 1% of the average annual net assets represented by Class I Shares of each such Fund is currently authorized by the Trustees of such Funds); and
* 0.25 of 1% of the average annual net assets represented by Class T Shares of each Fund.
Payments with respect to each class are made only out of the Fund’s assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment, and they may cost you more than paying other types of sales charges.  These distribution fees are in addition to any other sales charges you may pay.
Whenever Aquila Tax-Free Trust of Arizona or Aquila Churchill Tax-Free Fund of Kentucky makes Class A payments, the aggregate annual rate of the management fee otherwise payable by the Fund is reduced from 0.50 of 1% to 0.40 of 1% of that Fund’s average annual net assets.
Shareholder Services Plan for Class C Shares and Class I Shares
Each Fund’s Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund, the Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Fund’s assets represented by the shares of the applicable class.
Service fees with respect to Class C Shares will be paid to the Distributor.
Other Payments by the Funds
In addition to, rather than in lieu of, fees paid by a Fund under the Fund’s Distribution Plan or Shareholder Services Plan, each Fund may pay fees for certain administrative, networking, recordkeeping, sub-transfer agency or other services provided by certain broker/dealers and other financial intermediaries (“financial advisors”).
Additional Payments
The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to a Fund, although such assets may include profits derived from services provided to the Fund to financial advisors in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain administrative, networking, recordkeeping, sub-transfer agency or other services.  This additional compensation is sometimes referred to as “revenue sharing.”  For example,
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the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by a Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing a Fund with “shelf space.”  Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors:  gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor.  Some of these amounts may be significant to the Distributor and/or its related companies.  Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of a Fund over other investment options.  To obtain more information on how additional compensation may have influenced your financial advisor’s recommendation of a Fund ask your financial advisor.  For more information, please see the SAI.
To the extent financial advisors sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in Fund assets.  The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.
Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.
“Transfer on Death” Registration
If you own Class A or Class C Shares, the Funds generally permit “transfer on death” (“TOD”) registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.  An investor in Class F, Class I, Class T or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary (broker/dealer, etc.).
Dividends and Distributions
How are dividends and distributions determined?
Each Fund pays dividends and other distributions with respect to each class of shares. Each Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by a Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if a Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because each Fund’s income varies, so will a Fund’s dividends. There is no fixed dividend rate. It is expected that most of each Fund’s dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. Each Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.
Redeemed shares continue to earn dividends through and including the earlier of:
1.	the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a financial intermediary; or
2.	the third business day after the day the net asset value of the redeemed shares was determined.
The Funds’ present policy is to generally pay dividends so they will be received or credited by approximately the first day of each month.
How are dividends and distributions paid?
Class A and Class C Shares
Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.
You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of the Automated Clearing House.
You may also choose to direct your dividends to be invested in other funds in the Aquila Group of Funds in which you may have an account.
You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.
Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Funds.
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Each Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are “undeliverable.” In order to change the option back to “cash,” you would need to send the Agent written instructions as described above.
Class F, Class I, Class T and Class Y Shares
All arrangements for the payment of dividends and distributions, if any, with respect to Class F, Class I, Class T and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.
Tax Information
The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in a Fund.
You may receive three different types of distributions from a Fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Any taxable distributions are taxed in the same manner whether paid in cash or reinvested in additional shares.
Aquila Tax-Free Trust of Arizona
Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Arizona Obligations will also generally be exempt from Arizona state income tax, subject to the discussion under the heading “Tax Risk.”  Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.
For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.
During the last calendar year, the Fund’s distributions consisted of the following:
Calendar Year 12/31/16

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends

Class A Shares	95.56%	4.42%	0.02%
Class C Shares	93.97%	6.00%	0.03%
Class Y Shares	95.73%	4.25%	0.02%

Aquila Tax-Free Fund of Colorado
Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Colorado Obligations should also generally be exempt from Colorado state income tax, subject to the discussion under the heading “Tax Risk.”  Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.
For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.
During the last calendar year, the Fund’s distributions consisted of the following:
Calendar Year 12/31/16

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	100.00%	0.00%	0.00%
Class C Shares	100.00%	0.00%	0.00%
Class Y Shares	100.00%	0.00%	0.00%

Aquila Churchill Tax-Free Fund of Kentucky
Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Kentucky Obligations will also generally be exempt from Kentucky income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals, and exempt-interest dividends may be subject to Kentucky franchise or other taxes imposed on certain corporations. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.
61 / Aquila Municipal Trust

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.
During the last calendar year, the Fund’s distributions consisted of the following:
Calendar Year 12/31/16

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.44%	0.00%	0.56%
Class C Shares	99.41%	0.00%	0.59%
Class I Shares	99.44%	0.00%	0.56%
Class Y Shares	99.57%	0.00%	0.43%

Aquila Narragansett Tax-Free Income Fund
Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes.  As further described below, exempt-interest dividends derived from Rhode Island Obligations will also generally be exempt from Rhode Island state income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.
For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:
Calendar Year 12/31/16

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.97%	0.00%	0.03%
Class C Shares	99.97%	0.00%	0.03%
Class I Shares	99.97%	0.00%	0.03%
Class Y Shares	99.98%	0.00%	0.02%

Aquila Tax-Free Fund For Utah
Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes.  As further described below, exempt-interest dividends derived from Utah Double-Exempt Obligations will also generally be exempt from Utah state individual income tax subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.
For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.
During the last calendar year, the Fund’s distributions consisted of the following:
Calendar Year 12/31/16

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	96.27%	3.17%	0.56%
Class C Shares	94.80%	4.57%	0.63%
Class Y Shares	96.38%	3.12%	0.50%

All Funds
Net capital gains of a Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. Each Fund may also pay supplemental distributions after the end of its fiscal year. You may want to avoid buying shares of a Fund when the Fund is about to declare a capital gain distribution, because it will be taxable to you even though it may represent a return of a portion of your investment.
Dividends declared in, and payable to shareholders of record in, October, November or December and paid to you in January are treated for Federal income tax purposes as if received in December. You will receive information on the tax status of Fund dividends and distributions annually.
If you sell shares of a Fund or exchange them for shares of another fund, it is generally considered a taxable event, and will give rise to a capital gain or loss if you hold the Fund shares as a capital asset. A capital gain or loss will be long-term if you have held your shares for more than one year and otherwise will be short-term.
Dividends and distributions from a Fund (other than exempt-interest dividends) and net gain from redemptions of Fund shares will generally be taken into account in
62 / Aquila Municipal Trust

determining your “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to Federal withholding tax. Most distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that distributions consist of ordinary dividends (other than certain dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or other payments that are subject to withholding, the applicable Fund will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty).  “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Distributions of net capital gain are generally exempt from such withholding.
If you do not provide a Fund with your correct taxpayer identification number and required certifications, you will be subject to backup withholding on distributions, dividends (including exempt-interest dividends) and redemption proceeds payable to you by the Fund. The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.
Arizona Taxes - Aquila Tax-Free Trust of Arizona
Shareholders of the Fund will not be subject to Arizona personal income tax or Arizona corporate income tax on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt Arizona Obligations of the State of Arizona and its political subdivisions.  Under an administrative pronouncement of the Arizona Department of Revenue, exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on obligations issued by or under the authority of the Territories of Guam, Northern Mariana Islands, Puerto Rico and the Virgin Islands, or to certain industrial development bonds issued by the Government of American Samoa, would not be subject to Arizona income tax.  Administrative practice may not be cited as precedent and may be subject to change at any time.
The Arizona tax consequences to shareholders of the Fund of dividends and distributions of other than exempt-interest dividends and disposition of shares of the Fund will generally be treated for Arizona personal income tax and corporate income tax purposes in the same manner as they are treated for Federal income tax purposes as described above.
Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.
Colorado State Income Taxes - Aquila Tax-Free Fund of Colorado
The discussion below addresses certain tax consequences to individuals, estates, and trusts that are Colorado residents and that will be shareholders of the Fund, and to any corporate shareholder of the Fund that is required to file an income tax return in Colorado, and does not discuss the tax consequences to any other shareholder. This summary is limited to holders that hold shares in the Fund as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes).  This discussion is based on Colorado state income tax law as in effect as of the date of this Prospectus.  Such law is subject to change by legislation, judicial or administrative action or decision, possibly with retroactive effect.
This discussion is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company and that it will satisfy the conditions that will cause Fund distributions to qualify as exempt-interest dividends to shareholders under the Code. The Fund will qualify to pay exempt-interest dividends if, at the close of each quarter of the Fund’s taxable year, at least 50 percent of the value of the total assets of the Fund consists of obligations described in Section 103(a) of the Code (generally, State or local bonds).
Exempt-interest dividends paid by the Fund that are attributable to interest earned on Colorado Obligations (such distributions, “Colorado-exempt distributions”) should not be subject to Colorado state income tax. Other distributions, including distributions attributable to capital gains, will be subject to Colorado state income tax, other than distributions (if any) that constitute a tax-free return of capital. For a shareholder of the Fund that is a  corporation, the extent to which such other distributions are subject to Colorado state income tax will depend on the corporation’s other activities within and without Colorado.
Colorado imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayer’s federal alternative minimum taxable income. Whether or not distributions of bond interest exempt from the Colorado regular income tax imposed on individuals, estates and trusts are includible in such taxpayer’s federal alternative minimum taxable income, they should not be includible in Colorado alternative minimum taxable income. Colorado imposes no alternative minimum tax on corporations.
Gain on the sale, exchange, or other disposition of Fund shares will generally be subject to Colorado income tax to the extent such gain is includible in federal taxable income. Colorado currently taxes all such gain at a flat rate of 4.63%, regardless of the character of the gain for federal income tax purposes. Loss on a sale, exchange or other disposition of Fund shares will generally be subject
63 / Aquila Municipal Trust

to the limitations on the use of capital losses imposed by the Code.
Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.
Kentucky Taxes - Aquila Churchill Tax-Free Fund of Kentucky
Distributions of interest income made by the Fund from Kentucky Obligations will generally be treated for purposes of the Kentucky income tax imposed on individuals and on corporations in the same manner as they are treated for Federal income tax purposes. Shareholders of the Fund resident in Kentucky generally will not be subject to Kentucky income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Kentucky Obligations.
Other distributions from the Fund, including capital gains dividends, whether short-term or long-term gains dividends, will generally not be exempt from Kentucky income tax.
Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.
Rhode Island Taxes - Aquila Narragansett Tax-Free Income Fund
The following is a summary of certain Rhode Island tax consequences relating to an investment in the Fund.
This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code. Such summary is based upon the provisions of the Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisers regarding the effect of Rhode Island or other state or local tax laws on their investment.
Individual and Corporate Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation, and corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax on their net income (as such term is defined by Rhode Island tax law), will not be required to include in income for Rhode Island income tax purposes (i) the portion of exempt-interest dividends that the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations, (ii) the portion of ordinary dividends that the Fund clearly identifies as directly attributable to interest earned on debt obligations of the United States and its agencies and instrumentalities, and (iii) the portion of ordinary and capital gain dividends that the Fund clearly identifies as directly attributable to gain on the sale of obligations of Rhode Island issuers that are specifically exempted from Rhode Island tax by the Rhode Island law authorizing their issuance. Other Fund distributions and dividends will be taxable for Rhode Island income tax purposes.
Gain or loss recognized on a sale or exchange of Fund shares by holders of shares subject to Rhode Island income taxation will generally be included in Rhode Island taxable income.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.
Utah Taxes - Aquila Tax-Free Fund For Utah
Distributions of interest income made by the Fund from Utah Double-Exempt Obligations will generally be treated for purposes of Utah individual income tax in the same manner as they are treated for Federal income tax purposes. Individual shareholders of the Fund generally will not be subject to Utah income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Utah Double-Exempt Obligations. Administrative determinations of the Utah State Tax Commission issued under statutory authority provide that interest on obligations of certain non-Utah-based issuers which provide a similar exemption for obligations of Utah-based issuers are exempt from Utah individual income taxes. Administrative determinations may be subject to change at any time and there can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of non-Utah-based issuers. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund generally will not be deductible for Utah individual income tax purposes unless deductible for federal income tax purposes (and if deductible for federal income tax purposes, such amounts may affect the amount excludable as an exempt-interest dividend). Other distributions from the Fund generally will not be exempt from Utah income tax.
Distributions of interest income by the Fund attributable to Utah Double-Exempt Obligations are generally not exempt from the Utah corporate franchise and income tax. However, a partial nonrefundable credit is available for interest income attributable to obligations issued by Utah governmental issuers and U.S. governmental issuers, which may include obligations issued by U.S. territorial governments, which credit may generally be 1% of such gross interest income included in the taxpayer’s state taxable income. Corporations and other entities subject to the Utah corporate franchise and income tax should consult their tax advisers before investing in the Fund.
Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.
64 / Aquila Municipal Trust

FINANCIAL HIGHLIGHTS
            The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). Because they are newly-offered, no information is presented for Class F Shares or Class T Shares.  This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Funds’ financial statements, is included in the Funds’ annual report and is available upon request.
Aquila Tax-Free Fund of Colorado acquired the assets and liabilities of Tax-Free Fund of Colorado on October 11, 2013.  As a result of the reorganization, Aquila Tax-Free Fund of Colorado is the accounting successor of Tax-Free Fund of Colorado.  For periods before October 11, 2013, the information reflects the financial performance of Tax-Free Fund of Colorado.
Aquila Churchill Tax-Free Fund of Kentucky acquired the assets and liabilities of Churchill Tax-Free Fund of Kentucky on October 11, 2013.  As a result of the reorganization, Aquila Churchill Tax-Free Fund of Kentucky is the accounting successor of Churchill Tax-Free Fund of Kentucky.  For periods before October 11, 2013, the information reflects the financial performance of Churchill Tax-Free Fund of Kentucky.
Aquila Narragansett Tax-Free Income Fund acquired the assets and liabilities of Aquila Narragansett Tax-Free Income Fund on October 11, 2013.  As a result of the reorganization, Aquila Narragansett Tax-Free Income Fund is the accounting successor of Aquila Narragansett Tax-Free Income Fund.  For periods before October 11, 2013, the information reflects the financial performance of Aquila Narragansett Tax-Free Income Fund.

Aquila Tax-Free Fund For Utah acquired the assets and liabilities of Tax-Free Fund For Utah on October 11, 2013.  As a result of the reorganization, Aquila Tax-Free Fund For Utah is the accounting successor of Tax-Free Fund For Utah.  For periods before October 11, 2013, the information reflects the financial performance of Tax-Free Fund For Utah.
65 / Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA

FINANCIAL HIGHLIGHTS

	Class A
						Nine
						Months		Year
	Year Ended March 31,					Ended		Ended
	2017	2016	2015	2014		3/31/13†		6/30/12†
Net asset value, beginning of period	$10.95	$10.98	$10.63	$10.97		$10.92		$10.37
Income from investment operations:
Net investment income(1)	0.32	0.37	0.38	0.38		0.29		0.41
Net gain (loss) on securities (both
realized and unrealized)	(0.36)	(0.03)	0.35	(0.34)		0.05		0.54
Total from investment operations	(0.04)	0.34	0.73	0.04		0.34		0.95
Less distributions:
Dividends from net investment income	(0.32)	(0.35)	(0.38)	(0.37)		(0.29)		(0.40)
Distributions from capital gains	(0.01)	(0.02)	—	(0.01)		—		—
Total distributions	(0.33)	(0.37)	(0.38)	(0.38)		(0.29)		(0.40)
Net asset value, end of period	$10.58	$10.95	$10.98	$10.63		$10.97		$10.92
Total return (not reflecting sales charge)	(0.42)%	3.20%	6.92%	0.49%		3.08	%(3)	9.29%
Ratios/supplemental data
Net assets, end of period (in millions)	$229	$242	$234	$229		$265		$274
Ratio of expenses to average net assets	0.70%	0.71%	0.73%	0.78	%(4)	0.73	%(3)	0.73%
Ratio of net investment income to
average net assets	2.96%	3.36%	3.49%	3.59	%(4)	3.50	%(3)	3.78%
Portfolio turnover rate	19%	10%	14%	10%		8	%(2)	17%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.64%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

66 / Aquila Municipall Trust

AQUILA TAX-FREE TRUST OF ARIZONA

FINANCIAL HIGHLIGHTS (continued)

	Class C
						Nine
						Months		Year
	Year Ended March 31,					Ended†		Ended†
	2017	2016	2015	2014		3/31/13		6/30/12
Net asset value, beginning of period	$10.95	$10.98	$10.63	$10.97		$10.92		$10.37
Income from investment operations:
Net investment income(1)	0.23	0.28	0.29	0.29		0.22		0.31
Net gain (loss) on securities (both
realized and unrealized)	(0.37)	(0.03)	0.34	(0.34)		0.05		0.55
Total from investment operations	(0.14)	0.25	0.63	(0.05)		0.27		0.86
Less distributions:
Dividends from net investment income	(0.22)	(0.26)	(0.28)	(0.28)		(0.22)		(0.31)
Distributions from capital gains	(0.01)	(0.02)	—	(0.01)		—		—
Total distributions	(0.23)	(0.28)	(0.28)	(0.29)		(0.22)		(0.31)
Net asset value, end of period	$10.58	$10.95	$10.98	$10.63		$10.97		$10.92
Total return (not reflecting CDSC)	(1. 26)%	2. 34%	6.02%	(0. 36)%		2.43	%(3)	8.36%
Ratios/supplemental data
Net assets, end of period (in millions)	$17	$18	$18	$16		$24		$21
Ratio of expenses to average net assets	1.55%	1.56%	1.58%	1.63	%(4)	1.57	%(3)	1.58%
Ratio of net investment income to
average net assets	2.11%	2.51%	2.63%	2.74	%(4)	2.64	%(3)	2.91%
Portfolio turnover rate	19%	10%	14%	10%		8	%(3)	17%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.58% and 2.79%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

67 / Aquila Municipall Trust

AQUILA TAX-FREE TRUST OF ARIZONA

FINANCIAL HIGHLIGHTS (continued)

	Class Y
						Nine
						Months		Year
	Ended March 31,					Ended†		Ended†
	2017	Year 2016	2015	2014		3/31/13		6/30/12
Net asset value, beginning of period	$10.97	$11.00	$10.65	$10.99		$10.94		$10.39
Income from investment operations:
Net investment income(1)	0.34	0.38	0.40	0.40		0.30		0.42
Net gain (loss) on securities (both
realized and unrealized)	(0.37)	(0.02)	0.34	(0.34)		0.05		0.55
Total from investment operations	(0.03)	0.36	0.74	0.06		0.35		0.97
Less distributions:
Dividends from net investment income	(0.33)	(0.37)	(0.39)	(0.39)		(0.30)		(0.42)
Distributions from capital gains	(0.01)	(0.02)	—	(0.01)		—		—
Total distributions	(0.34)	(0.39)	(0.39)	(0.40)		(0.30)		(0.42)
Net asset value, end of period	$10.60	$10.97	$11.00	$10.65		$10.99		$10.94
Total return	(0.26)%	3.38%	7.07%	0.64%		3.20	%(3)	9.44%
Ratios/supplemental data
Net assets, end of period (in millions)	$42	$41	$27	$20		$24		$16
Ratio of expenses to average net assets	0.55%	0.56%	0.58%	0.63	%(4)	0.58	%(3)	0.58%
Ratio of net investment income to
average net assets	3.11%	3.49%	3.63%	3.74	%(4)	3.64	%(3)	3.92%
Portfolio turnover rate	19%	10%	14%	10%		8	%(3)	17%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Amount represents less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.58% and 3.79%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

68 / Aquila Municipall Trust

AQUILA TAX-FREE FUND OF COLORADO

FINANCIAL HIGHLIGHTS

	Class A
						Three
						Months		Year
	Year Ended March 31,					Ended		Ended
	2017	2016	2015	2014		3/31/13†		12/31/12
Net asset value, beginning of period	$10.83	$10.80	$10.45	$10.80		$10.89		$10.63
Income (loss) from investment operations:
Net investment income(1)	0 28	0.31	0.32	0.32		0.08		0.35
Net gain (loss) on securities (both
realized and unrealized)	(0.33)	0.03	0 35	(0.35)		(0.09)		0.26
Total from investment operations	(0.05)	0.34	0.67	(0.03)		(0.01)		0.61
Less distributions:
Dividends from net investment income	(0.27)	(0.31)	(0.32)	(0.32)		(0.08)		(0.35)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.27)	(0.31)	(0.32)	(0.32)		(0.08)		(0.35)
Net asset value, end of period	$10.51	$10.83	$10.80	$10.45		$10.80		$10.89
Total return (not reflecting sales charge)	(0.44)%	3.20%	6.52%	(0.20)%		(0.10	)%(2)	5.85%
Ratios/supplemental data
Net assets, end of period (in millions)	$208	$220	$202	$209		$233		$240
Ratio of expenses to average net assets	0.68%	0.67%	0.73%	0.74	%(4)	0.70	%(3)	0.71%
Ratio of net investment income to
average net assets	2.57%	2.89%	3.04%	3.09	%(4)	2.98	%(3)	3.27%
Portfolio turnover rate	11%	10%	8%	4%		2	%(2)	15%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.70%	0.69%	0.75%	0.76	%(4)	0.72	%(3)	0.73%
Ratio of net investment income to
average net assets	2.55%	2.87%	3.02%	3.07	%(4)	2.96	%(3)	3.26%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.72% and 3.11%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

69 / Aquila Municipall Trust

AQUILA TAX-FREE FUND OF COLORADO

FINANCIAL HIGHLIGHTS (continued)

	Class C
						Three
						Months		Year
	Year Ended March 31,					Ended		Ended
	2017	2016	2015	2014		3/31/13†		12/31/12
Net asset value, beginning of period	$10.80	$10.78	$10.43	$10.78		$10.87		$10.61
Income (loss) from investment operations:
Net investment income(1)	0 17	0.21	0.22	0.22		0.05		0.25
Net gain (loss) on securities (both
realized and unrealized)	(0.31)	0.02	0 35	(0.35)		(0.09)		0.26
Total from investment operations	(0.14)	0.23	0.57	(0.13)		(0.04)		0.51
Less distributions:
Dividends from net investment income	(0.17)	(0.21)	(0.22)	(0.22)		(0.05)		(0.25)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.17)	(0.21)	(0.22)	(0.22)		(0.05)		(0.25)
Net asset value, end of period	$10.49	$10.80	$10.78	$10.43		$10.78		$10.87
Total return (not reflecting CDSC)	(1.29)%	2.18%	5.52%	(1.15)%		(0.33	)%(2)	4.86%
Ratios/supplemental data
Net assets, end of period (in millions)	$21	$24	$26	$28		$37		$38
Ratio of expenses to average net assets	1.62%	1.62%	1.68%	1.68	%(4)	1.65	%(3)	1.66%
Ratio of net investment income to
average net assets	1.62%	1.94%	2.09%	2.14	%(4)	2.03	%(3)	2.31%
Portfolio turnover rate	11%	10%	8%	4%		2	%(2)	15%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	1.64%	1.64%	1.70%	1.70	%(4)	1.67	%(3)	1.68%
Ratio of net investment income to
average net assets	1.60%	1.92%	2.07%	2.12	%(4)	2.01	%(3)	2.30%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.67% and 2.16%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

70 / Aquila Municipall Trust

AQUILA TAX-FREE FUND OF COLORADO

FINANCIAL HIGHLIGHTS (continued)

	Class Y
						Three
						Months		Year
	Year Ended March 31,					Ended		Ended
	2017	2016	2015	2014		3/31/13†		12/31/12
Net asset value, beginning of period	$10.86	$10.83	$10.47	$10.83		$10.92		$10.66
Income (loss) from investment operations:
Net investment income(1)	0.28	0.32	0.33	0.33		0.08		0.36
Net gain (loss) on securities (both
realized and unrealized)	(0.32)	0.02	0 36	(0.36)		(0.09)		0.26
Total from investment operations	(0.04)	0.34	0.69	(0.03)		(0.01)		0.62
Less distributions:
Dividends from net investment income	(0.28)	(0.31)	(0.33)	(0.33)		(0.08)		(0.36)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.28)	(0.31)	(0.33)	(0.33)		(0.08)		(0.36)
Net asset value, end of period	$10.54	$10.86	$10.83	$10.47		$10.83		$10.92
Total return	(0.38)%	3.24%	6.66%	(0.24)%		(0.08	)%(2)	5.89%
Ratios/supplemental data
Net assets, end of period (in millions)	$83	$79	$62	$45		$57		$50
Ratio of expenses to average net assets	0.63%	0.62%	0.68%	0.68	%(4)	0.65	%(3)	0.66%
Ratio of net investment income to
average net assets	2.62%	2.94%	3.08%	3.14	%(4)	3.03	%(3)	3.31%
Portfolio turnover rate	11%	10%	8%	4%		2	%(2)	15%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.65%	0.64%	0.70%	0.70	%(4)	0.67	%(3)	0.68%
Ratio of net investment income to
average net assets	2.60%	2.92%	3.06%	3.12	%(4)	3.01	%(3)	3.30%

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.63%	0.62%	0.68%	0.68	%(4)	0.65	%(3)	0.66%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.16%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

71 / Aquila Municipall Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,					Three Months		Year
	2017	2016	2015	2014		Ended 3/31/13 †		Ended 12/31/12
Net asset value, beginning of period	$10.88	$10.91	$10.65	$10. 97		$11. 07		$10. 84
Income from investment operations:
Net investment income(1)	0.29	0.32	0.33	0.34		0.08		0.36
Net gain (loss) on securities (both
realized and unrealized)	(0.33)	(0.03)	0.26	(0.32)		(0.10)		0.23
Total from investment operations	(0.04)	0.29	0.59	0.02		(0.02)		0.59
Less distributions:
Dividends from net investment income	(0.29)	(0.32)	(0.33)	(0.34)		(0.08)		(0.36)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.29)	(0.32)	(0.33)	(0.34)		(0.08)		(0.36)
Net asset value, end of period	$10.55	$10.88	$10.91	$10. 65		$10. 97		$11. 07
Total return (not reflecting sales charge)	(0.40)%	2.75%	5.61%	0.21%		(0.14	)%(2)	5.53%
Ratios/supplemental data
Net assets, end of period (in millions)	$185	$189	$187	$188		$215		$219
Ratio of expenses to average net assets	0.73%	0.73%	0.78%	0.80	%(4)	0.77	%(3)	0.76%
Ratio of net investment income to
average net assets	2.69%	3.00%	3 07%	3.18	%(4)	3.11	%(3)	3.30%
Portfolio turnover rate	27%	7%	14%	9%		2	%(2)	12%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.76% and 3.22%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

72 / Aquila Municipall Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,					Three Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 12/31/12
Net asset value, beginning of period	$10.87	$10.90	$10.64	$10.96		$11.07		$10.83
Income from investment operations:
Net investment income(1)	0 20	0.23	0.24	0.25		0.06		0.27
Net gain (loss) on securities (both
realized and unrealized)	(0.33)	(0.03)	0.26	(0.32)		(0.11)		0.24
Total from investment operations	(0.13)	0.20	0.50	(0.07)		(0.05)		0.51
Less distributions:
Dividends from net investment income	(0.20)	(0.23)	(0.24)	(0.25)		(0.06)		(0.27)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.20)	(0.23)	(0.24)	(0.25)		(0.06)		(0.27)
Net asset value, end of period	$10.54	$10.87	$10.90	$10.64		$10.96		$11.07
Total return (not reflecting CDSC)	(1.24)%	1.88%	4.72%	(0.64)%		(0.44	)%(2)	4.73%
Ratios/supplemental data
Net assets, end of period (in millions)	$9	$10	$10	$10		$12		$13
Ratio of expenses to average net assets	1.58%	1.58%	1.63%	1.65	%(4)	1.62	%(3)	1.61%
Ratio of net investment income to
average net assets	1.84%	2.14%	2.21%	2.33	%(4)	2.26	%(3)	2.43%
Portfolio turnover rate	27%	7%	14%	9%		2	%(2)	12%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.61% and 2.37%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

73 / Aquila Municipall Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended March 31,					Three Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 12/31/12
Net asset value, beginning of period	$10.87	$10.90	$10.64	$10.97		$11.07		$10.83
Income from investment operations:
Net investment income(1)	0 27	0.31	0.32	0.32		0.08		0.34
Net gain (loss) on securities (both
realized and unrealized)	(0.33)	(0.03)	0.26	(0.33)		(0.10)		0.24
Total from investment operations	(0.06)	0.28	0.58	(0.01)		(0.02)		0.58
Less distributions:
Dividends from net investment income	(0.27)	(0.31)	(0.32)	(0.32)		(0.08)		(0.34)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.27)	(0.31)	(0.32)	(0.32)		(0.08)		(0.34)
Net asset value, end of period	$10.54	$10.87	$10.90	$10.64		$10.97		$11.07
Total return	(0.55)%	2.61%	5.46%	(0.05)%		(0.18	)%(2)	5.47%
Ratios/supplemental data
Net assets, end of period (in millions)	$8	$9	$8	$7		$7		$7
Ratio of expenses to average net assets	0.87%	0.87%	0.92%	0.96	%(4)	0.94	%(3)	0.91%
Ratio of net investment income to
average net assets	2.54%	2.86%	2.93%	3.02	%(4)	2.94	%(3)	3.15%
Portfolio turnover rate	27%	7%	14%	9%		2	%(2)	12%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.92% and 3.06%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

74 / Aquila Municipall Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,					Three Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 12/31/12
Net asset value, beginning of period	$10.88	$10.91	$10.65	$10.98		$11.08		$10.84
Income from investment operations:
Net investment income(1)	0 31	0.34	0.35	0.35		0.09		0.38
Net gain (loss) on securities (both
realized and unrealized)	(0.34)	(0.03)	0.26	(0.33)		(0.10)		0.24
Total from investment operations	(0.03)	0.31	0.61	0.02		(0.01)		0.62
Less distributions:
Dividends from net investment income	(0.30)	(0.34)	(0.35)	(0.35)		(0.09)		(0.38)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.30)	(0.34)	(0.35)	(0.35)		(0.09)		(0.38)
Net asset value, end of period	$10.55	$10.88	$10.91	$10.65		$10.98		$11.08
Total return	(0.25)%	2.92%	5.77%	0.27%		(0.10	)%(2)	5.78%
Ratios/supplemental data
Net assets, end of period (in millions)	$51	$47	$32	$29		$35		$34
Ratio of expenses to average net assets	0.58%	0.58%	0.63%	0.65	%(4)	0.62	%(3)	0.61%
Ratio of net investment income to
average net assets	2.84%	3.15%	3.21%	3.33	%(4)	3.26	%(3)	3.45%
Portfolio turnover rate	27%	7%	14%	9%		2	%(2)	12%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.61% and 3.37%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

75 / Aquila Municipall Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,					Nine Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 6/30/12

Net asset value, beginning of period	$10.92	$10.81	$10.48	$10.79		$10.78		$10.51
Income (loss) from investment operations:
Net investment income(1)	0 28	0 30	0 33	0 35		0.26		0.37
Net gain (loss) on securities (both
realized and unrealized)	(0.31)	0.11	0.33	(0.31)		0.02		0.27
Total from investment operations	(0.03)	0.41	0.66	0.04		0.28		0.64
Less distributions:
Dividends from net investment income	(0.28)	(0.30)	(0.33)	(0.35)		(0.27)		(0.37)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.28)	(0.30)	(0.33)	(0.35)		(0.27)		(0.37)
Net asset value, end of period	$10.61	$10.92	$10.81	$10.48		$10.79		$10.78
Total return (not reflecting sales charge)	(0.30)%	3.85%	6.35%	0.42%		2.53	%(2)	6.15%
Ratios/supplemental data
Net assets, end of period (in millions)	$127	$133	$125	$119		$143		$146
Ratio of expenses to average net assets	0.77%	0.77%	0.76%	0.79	%(4)	0.77	%(3)	0.71%
Ratio of net investment income to
average net assets	2.58%	2.78%	3.07%	3.34	%(4)	3.22	%(3)	3.45%
Portfolio turnover rate	12%	19%	8%	15%		8	%(2)	11%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.85%	0.85%	0.88%	0.92	%(4)	0.90	%(3)	0.87%
Ratio of net investment income to
average net assets	2.50%	2.70%	2.95%	3.21	%(4)	3.09	%(3)	3.29%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.88% and 3.25%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

76 / Aquila Municipall Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,					Nine Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 6/30/12

Net asset value, beginning of period	$10.92	$10.81	$10.48	$10.79		$10.78		$10.51
Income (loss) from investment operations:
Net investment income(1)	0 19	0 21	0 24	0.26		0.19		0.28
Net gain (loss) on securities (both
realized and unrealized)	(0.31)	0.11	0.33	(0.31)		0.02		0.27
Total from investment operations	(0.12)	0.32	0.57	(0.05)		0.21		0.55
Less distributions:
Dividends from net investment income	(0.19)	(0.21)	(0.24)	(0.26)		(0.20)		(0.28)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.19)	(0.21)	(0.24)	(0.26)		(0.20)		(0.28)
Net asset value, end of period	$10.61	$10.92	$10.81	$10.48		$10.79		$10.78
Total return (not reflecting sales charge)	(1.14)%	2.97%	5.45%	(0.43)%		1.88	%(2)	5.25%
Ratios/supplemental data
Net assets, end of period (in millions)	$12	$14	$16	$16		$22		$21
Ratio of expenses to average net assets	1.61%	1.62%	1.61%	1.64	%(4)	1.62	%(3)	1.57%
Ratio of net investment income to
average net assets	1.72%	1.93%	2.22%	2.49	%(4)	2.37	%(3)	2.60%
Portfolio turnover rate	12%	19%	8%	15%		8	%(2)	11%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were:

Ratio of expenses to average net assets	1.69%	1.70%	1.73%	1.77	%(4)	1.75	%(3)	1.72%
Ratio of net investment income to
average net assets	1.64%	1.85%	2.10%	2.36	%(4)	2.24	%(3)	2.45%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.73% and 2.40%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

77 / Aquila Municipall Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended March 31,					Nine Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 6/30/12

Net asset value, beginning of period	$10.92	$10.80	$10.47	$10.79		$10.78		$10.51
Income (loss) from investment operations:
Net investment income(1)	0.26	0.28	0.31	0.33		0.25		0.35
Net gain (loss) on securities (both
realized and unrealized)	(0.31)	0.12	0.33	(0.32)		0.01		0.27
Total from investment operations	(0.05)	0.40	0.64	0.01		0.26		0.62
Less distributions:
Dividends from net investment income	(0.26)	(0.28)	(0.31)	(0.33)		(0.25)		(0.35)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.26)	(0.28)	(0.31)	(0.33)		(0.25)		(0.35)
Net asset value, end of period	$10.61	$10.92	$10.80	$10.47		$10.79		$10.78
Total return	(0.45)%	3.80%	6.20%	0.17%		2.41	%(2)	5.99%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.1	$0.2	$0.2	$0.3		$0.3		$0.3
Ratio of expenses to average net assets	0.90%	0.92%	0.90%	0.94	%(4)	0.93	%(3)	0.87%
Ratio of net investment income to
average net assets	2.43%	2.63%	2.93%	3.18	%(4)	3.07	%(3)	3.29%
Portfolio turnover rate	12%	19%	8%	15%		8	%(2)	11%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.98%	1.00%	1.02%	1.07	%(4)	1.06	%(3)	1.02%
Ratio of net investment income to
average net assets	2.35%	2.55%	2.81%	3.05	%(4)	2.94	%(3)	3.14%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.03% and 3.09%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

78 / Aquila Municipall Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL ENDED HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,					Nine Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 6/30/12
Net asset value, beginning of period	$10.92	$10.81	$10.48	$10.79		$10.78		$10.51
Income (loss) from investment operations:
Net investment income(1)	0 30	0 31	0 34	0.36		0.28		0.38
Net gain (loss) on securities (both
realized and unrealized)	(0.31)	0.11	0.33	(0.31)		—		0.27
Total from investment operations	(0.01)	0.42	0.67	0.05		0.28		0.65
Less distributions:
Dividends from net investment income	(0.30)	(0.31)	(0.34)	(0.36)		(0.27)		(0.38)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.30)	(0.31)	(0.34)	(0.36)		(0.27)		(0.38)
Net asset value, end of period	$10.61	$10.92	$10.81	$10.48		$10.79		$10.78
Total return	(0.15)%	4.01%	6.51%	0.56%		2.65	%(2)	6.31%
Ratios/supplemental data
Net assets, end of period (in millions)	$104	$101	$93	$86		$93		$82
Ratio of expenses to average net assets	0.62%	0.62%	0.61%	0.64	%(4)	0.62	%(3)	0.57%
Ratio of net investment income to
average net assets	2.73%	2.92%	3.22%	3.48	%(4)	3.37	%(3)	3.59%
Portfolio turnover rate	12%	19%	8%	15%		8	%(2)	11%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.70%	0.70%	0.73%	0.77	%(4)	0.75	%(3)	0.72%
Ratio of net investment income to
average net assets	2.65%	2.84%	3.10%	3.35	%(4)	3.24	%(3)	3.43%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.39%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

79 / Aquila Municipall Trust

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,					Nine Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 6/30/12
Net asset value, beginning of period	$10.56	$10.50	$10.10	$10.37		$10.27		$9.74
Income (loss) from investment operations:
Net investment income(1)	0 27	0.29	0.33	0.33		0.26		0.38
Net gain (loss) on securities (both
realized and unrealized)	(0.30)	0.06	0.40	(0.24)		0.10		0.53
Total from investment operations	(0.03)	0.35	0.73	0.09		0.36		0.91
Less distributions:
Dividends from net investment income	(0.26)	(0.28)	(0.32)	(0.33)		(0.26)		(0.38)
Distributions from capital gains	(0.01)	(0.01)	(0.01)	(0.03)		—		—
Total distributions	(0.27)	(0.29)	(0.33)	(0.36)		(0.26)		(0.38)
Net asset value, end of period	$10.26	$10.56	$10.50	$10.10		$10.37		$10.27
Total return (not reflecting sales charge)	(0.26)%	3.41%	7.34%	0.96%		3.48	%(2)	9.49%
Ratios/supplemental data
Net assets, end of period (in millions)	$211	$221	$205	$204		$257		$255
Ratio of expenses to average net assets	0.84%	0.84%	0.84%	0.83%		0.83	%(3)	0.83%
Ratio of net investment income to
average net assets	2.54%	2.75%	3.14%	3.33%		3.28	%(3)	3.79%
Portfolio turnover rate	23%.	20%	16%	12%		20	%(2)	17%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.86%	0.87%	0.91%	0.91	%(4)	0.88	%(3)	0.88%
Ratio of net investment income to
average net assets	2.52%	2.72%	3.07%	3.26	%(4)	3.23	%(3)	3.74%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.86% and 3.31%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

80 / Aquila Municipall Trust

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,					Nine Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 6/30/12
Net asset value, beginning of period	$10.55	$10.50	$10.10	$10.37		$10.27		$9.74
Income (loss) from investment operations:
Net investment income(1)	0 18	0.20	0.24	0.25		0.19		0.30
Net gain (loss) on securities (both
realized and unrealized)	(0.29)	0.06	0.41	(0.24)		0.11		0.53
Total from investment operations	(0.11)	0.26	0.65	0.01		0.30		0.83
Less distributions:
Dividends from net investment income	(0.18)	(0.20)	(0.24)	(0.25)		(0.20)		(0.30)
Distributions from capital gains	(0.01)	(0.01)	(0.01)	(0.03)		—		—
Total distributions	(0.19)	(0.21)	(0.25)	(0.28)		(0.20)		(0.30)
Net asset value, end of period	$10.25	$10.55	$10.50	$10.10		$10.37		$10.27
Total return (not reflecting CDSC)	(1.06)%	2.55%	6.49%	0.15%		2.86	%(2)	8.62%
Ratios/supplemental data
Net assets, end of period (in millions)	$73	$75	$81	$81		$106		$96
Ratio of expenses to average net assets	1.64%	1.64%	1.63%	1.63%		1.63	%(3)	1.63%
Ratio of net investment income to
average net assets	1.74%	1.95%	2.34%	2.53%		2.47	%(3)	2.98%
Portfolio turnover rate	23%	20%	16%	12%		20	%(2)	17%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	1.66%	1.67%	1.71%	1.70	%(4)	1.67	%(3)	1.68%
Ratio of net investment income to
average net assets	1.72%	1.92%	2.27%	2.46	%(4)	2.42	%(3)	2.93%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.66% and 2.50%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

81 / Aquila Municipall Trust

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,					Nine Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 6/30/12
Net asset value, beginning of period	$10.59	$10.53	$10.13	$10.41		$10.30		$9.77
Income (loss) from investment operations:
Net investment income(1)	0 29	0.31	0.35	0.36		0.27		0.40
Net gain (loss) on securities (both
realized and unrealized)	(0.29)	0.06	0.40	(0.26)		0.11		0.53
Total from investment operations	—	0.37	0.75	0.10		0.38		0.93
Less distributions
Dividends from net investment income	(0.29)	(0.30)	(0.34)	(0.35)		(0.27)		(0.40)
Distributions from capital gains	(0.01)	(0.01)	(0.01)	(0.03)		—		—
Total distributions	.(0.30)	(0.31)	(0.35)	(0.38)		(0.27)		(0.40)
Net asset value, end of period	$10.29	$10.59	$10.53	$10.13		$10.41		$10.30
Total return	(0.05)%	3.61%	7.54%	1.07%		3.83	%(2)	9.69%
Ratios/supplemental data
Net assets, end of period (in millions)	$125	$112	$100	$71		$88		$76
Ratio of expenses to average net assets	0.64%	0.64%	0.63%	0.63%		0.63	%(3)	0.63%
Ratio of net investment income to
average net assets	2.75%	2.95%	3.33%	3.53%		3.47	%(3)	3.98%
Portfolio turnover rate	23%	20%	16%	12%		20	%(2)	17%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.66%	0.67%	0.70%	0.70	%(4)	0.68	%(3)	0.68%
Ratio of net investment income to
average net assets	2.73%	2.92%	3.26%	3.46	%(4)	3.43	%(3)	3.93%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.50%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

.

82 / Aquila Municipall Trust

 Broker-Defined Sales Charge Waiver Policies

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Aquila Group of Funds)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date, unless the Fund provides for an exchange after a shorter time period. The Aquila Group of Funds currently provide for a waiver of the front end sales load on such exchanges in the month of or following the 6-year anniversary of the purchase date so shareholders purchasing Fund shares through Merrill Lynch will receive waivers on exchanges in the month of or following the 6-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Trustees of the Trust, and employees of the Manager or any of its affiliates, as described in this Prospectus
•	Shares purchased from the proceeds of redemptions within the Aquila Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

Front-End Sales Charge Discounts on Class A Shares available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Aquila Group of Funds assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Aquila Group of Funds assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Aquila Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

83 / Aquila Municipal Trust

Founders
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor
Manager
Aquila Investment Management LLC
120 West 45th Street, Suite 3600
New York, New York  10036
Board of Trustees
Thomas A. Christopher, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Gary C. Cornia
Grady Gammage, Jr.
Glenn P. O’Flaherty
James R. Ramsey
Laureen L. White
Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Distributor
Aquila Distributors LLC
120 West 45th Street, Suite 3600
New York, New York  10036
Transfer and Shareholder Servicing Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103
Counsel
Morgan, Lewis & Bockius LLP
One Federal Street • Boston, Massachusetts  02110

This Prospectus concisely states information about the Funds that you should know before investing. A Statement of Additional Information about the Funds (the “SAI”) has been filed with the Securities and Exchange Commission.  The SAI contains information about each Fund and its management not included in this Prospectus. The SAI is incorporated by reference into this Prospectus and is therefore legally a part of this Prospectus.
The Funds’ annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You can get the SAI and the Funds’ annual and semi-annual reports without charge upon request, and request other information about the Funds and make other inquiries, by calling 800-437-1000 (toll-free) or by visiting the Fund’s website at www.aquilafunds.com.
In addition, you can review and copy information about the Funds (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-551-8090. Reports and other information about the Funds are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
The file number under which the Funds are registered with the SEC under the Investment Company Act of 1940 is 811-4503.

Aquila Tax-Free Trust of Arizona
Aquila Tax-Free Fund of Colorado
Aquila Churchill Tax-Free Fund of Kentucky
Aquila Narragansett Tax-Free Income Fund
Aquila Tax-Free Fund For Utah
each a series of
AQUILA MUNICIPAL TRUST
120 West 45th Street, Suite 3600
New York, NY  10036
212-697-6666
For shareholder account inquiries, call the Funds’ Shareholder Servicing Agent at:
800-437-1000
The telephone number for Financial Professionals is:
800-437-1020

	Class A	Class C	Class F	Class I	Class T	Class Y
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	AZFFX	˗	AZFTX	AZTYX
Aquila Tax-Free Fund of Colorado	COTFX	COTCX	COFFX	˗	COFTX	COTYX
Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKFX	CHKIX	CHKTX	CHKYX
Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NIFFX	NITIX	NIFTX	NITYX
Aquila Tax-Free Fund For Utah	UTAHX	UTACX	UTAFX	˗	UTATX	UTAYX

STATEMENT OF ADDITIONAL INFORMATION

July 25, 2017
This Statement of Additional Information (the “SAI”) has been incorporated by reference into the Prospectus for the Funds dated July 25, 2017. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.
The Prospectus may be obtained from the Funds’ Distributor, Aquila Distributors LLC
120 West 45th Street, Suite 3600, New York, NY  10036
212-697-6666
or
from the Funds’ Shareholder Servicing Agent, BNY Mellon Investment Servicing (US) Inc., toll-free at:
800-437-1000

Financial Statements
The financial statements and financial highlights for Aquila Tax-Free Trust of Arizona (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2017, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2017 (Accession No. 0000784056-17-000040), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Tax-Free Fund of Colorado (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2017, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2017 (Accession No. 0000784056-17-000040), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Churchill Tax-Free Fund of Kentucky (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2017, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2017 (Accession No. 0000784056-17-000040), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Narragansett Tax-Free Income Fund (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2017, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2017 (Accession No. 0000784056-17-000040), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Tax-Free Fund For Utah  (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2017, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2017 (Accession No. 0000784056-17-000040), are hereby incorporated herein by reference into this SAI.
These financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose reports thereon are incorporated herein by reference. These Annual Reports can be obtained without charge by calling 800-437-1000 toll-free.

TABLE OF CONTENTS	Page

FUND HISTORY	4
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS	4
FUND POLICIES	14
MANAGEMENT OF THE FUND	18
OWNERSHIP OF SECURITIES	31
INVESTMENT ADVISORY AND OTHER SERVICES	36
BROKERAGE ALLOCATION AND OTHER PRACTICES	65
CAPITAL STOCK	66
PURCHASE, REDEMPTION, AND PRICING OF SHARES	68
ADDITIONAL TAX INFORMATION	80
UNDERWRITERS	87
PROXY VOTING POLICIES	86
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS	A-1
APPENDIX B ADDITIONAL INFORMATION ABOUT THE ARIZONA ECONOMY AND ARIZONA OBLIGATIONS	B-1
APPENDIX C ADDITIONAL INFORMATION ABOUT THE COLORADO ECONOMY AND COLORADO OBLIGATIONS	C-1
APPENDIX D ADDITIONAL INFORMATION ABOUT THE KENTUCKY ECONOMY AND KENTUCKY OBLIGATIONS	D-1
APPENDIX E ADDITIONAL INFORMATION ABOUT THE RHODE ISLAND ECONOMY AND RHODE ISLAND OBLIGATIONS	E-1
APPENDIX F ADDITIONAL INFORMATION ABOUT THE UTAH ECONOMY AND UTAH DOUBLE-EXEMPT OBLIGATIONS	F-1

Fund History
Aquila Municipal Trust is a Massachusetts business trust formed in 1986.  Prior to April 10, 2013, the Trust was named Tax-Free Trust of Arizona.  Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a “Fund”) are series of Aquila Municipal Trust.  Each Fund is an open-end, non-diversified management investment company.
Prior to October 11, 2013, Aquila Tax-Free Trust of Arizona was known as Tax-Free Trust of Arizona.  Each of Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a “Successor Fund”) is a series of Aquila Municipal Trust.  Each Successor Fund was established in connection with the reorganization into the Fund of a fund with identical investment objectives and principal investment strategies as the Successor Fund (each, a “Predecessor Fund”) (each, a “Reorganization”), as follows:

Predecessor Fund	Successor Fund
Tax-Free Fund of Colorado	Aquila Tax-Free Fund of Colorado
Churchill Tax-Free Fund of Kentucky, a series of Churchill Tax Free Trust	Aquila Churchill Tax-Free Fund of Kentucky
Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund
Tax-Free Fund For Utah	Aquila Tax-Free Fund For Utah

Investment Objective, Investment Strategies and Risks
The Funds’ Prospectus discusses each Fund’s investment objective and strategies.  The following discussion supplements the description of the Funds’ investment strategies in their Prospectus.
Aquila Tax-Free Trust of Arizona:
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Tax-Free Fund of Colorado:
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Churchill Tax-Free Fund of Kentucky
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Narragansett Tax-Free Income Fund
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Tax-Free Fund For Utah
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Supplemental Information Regarding Principal Investment Strategies (All Funds)
The following provides additional information about the Funds’ principal investment strategies and risks and the securities in which the Funds may invest.
Percentage Limitations
Each Fund’s compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund’s policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.
Ratings
The ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.
Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Funds’ investment adviser (or, if applicable, Sub-Adviser) will decide whether the security should continue to be held or sold.
See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated obligations which a Fund may purchase.
Additional Information About State Economies
Many complex political, social and economic forces influence each state’s economy and finances, which may in turn affect the state’s financial plan.  These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s control.
Arizona - Aquila Tax-Free Trust of Arizona intends to invest a high proportion of its assets in Arizona municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Arizona issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the State of Arizona is set forth in Appendix B to this SAI.
Colorado - Aquila Tax-Free Fund of Colorado intends to invest a high proportion of its assets in Colorado municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Colorado issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Colorado is set forth in Appendix C to this SAI.
Kentucky - Aquila Churchill Tax-Free Fund of Kentucky intends to invest a high proportion of its assets in Kentucky municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Kentucky issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the Commonwealth of Kentucky is set forth in Appendix D to this SAI.
Rhode Island- Aquila Narragansett Tax-Free Income Fund intends to invest a high proportion of its assets in Rhode Island municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Rhode Island issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Rhode Island is set forth in Appendix E to this SAI.
Utah - Aquila Tax-Free Fund For Utah intends to invest a high proportion of its assets in Utah municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Utah issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Utah is set forth in Appendix F to this SAI.
There can be no assurance that current or future economic difficulties in the United States or a state and the resulting impact on that state will not adversely affect the market value of municipal obligations held by a Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of a state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of municipal obligations. There is no obligation on the part of a state to make payments on those securities in the event of default.
Municipal Bonds
The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer’s power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.
Since each Fund may invest in industrial development bonds or private activity bonds, a Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by those bonds or for investors who are “related persons” of such users. Generally, an individual will not be a “related person” under the Internal Revenue Code of 1986, as amended (the “Code”), unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a “substantial user” of a facility financed from the proceeds of those bonds. A “substantial user” of such facilities is defined generally as a “non-exempt person who regularly uses a part of a facility” financed from the proceeds of industrial development or private activity bonds.
As indicated in each Fund’s Prospectus, there are certain securities in which a Fund may invest the interest on which is subject to the Federal alternative minimum tax on individuals. While a Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular securities due to this tax consequence. Also, as indicated in each Fund’s Prospectus, a Fund generally will not purchase obligations of issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to a Fund for investment.
Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund’s investments.
Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.
Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments.

When-Issued and Delayed Delivery Obligations
Each Fund may buy obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on when-issued or delayed delivery basis are fixed on the transaction date. At the time a Fund makes the commitment to purchase obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such obligations in determining its net asset value. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the obligations.
Zero Coupon Securities
Each Fund may invest in zero coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity.
The income-producing securities that a Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
Current Federal income tax law requires holders of zero coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), each Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon bonds. Because a Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.
Generally, the market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.
Futures Contracts and Options
Although the Funds do not presently do so, each Fund is permitted to buy and sell futures contracts, including futures contracts relating to municipal security indices (“Municipal Security Index Futures”) and to U.S. Government securities (“U.S. Government Securities Futures,” together referred to as “Futures”), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if a Fund were to use them.
Unlike when a Fund purchases or sells a municipal security, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant (“broker”) an amount of cash or municipal obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.
Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.
There are, as of the date of this Statement of Additional Information, U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.
Call Options on Futures Contracts. Each Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.
The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities, which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.
Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund’s portfolio against the risk of rising interest rates.
The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.
Risk Factors in Futures Transactions and Options
One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund’s investments in municipal and other securities is that the Manager or, if applicable, Sub-Adviser, could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.
Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the securities being hedged. If the price of the Future or option moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be offset by the Future or option. If the price of the Future or option has moved more than the price of the securities, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the securities held in the Fund’s portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.
Where Futures or options are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the securities which it had anticipated purchasing.
The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by a Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund’s investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Fund may be greater.

Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.
Regulatory Aspects of Futures and Options
In connection with futures and options transactions, a Fund will segregate cash or liquid assets in an amount required to comply with the 1940 Act.  Such segregated assets will be valued at market daily.  If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act requirements, additional liquid assets will be segregated.  In some instances, a Fund may “cover” its obligations using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.
The “sale” of a Future means the acquisition by a Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a “short” Futures position. The “purchase” of a Future means the acquisition by a Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a “long” futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.
Europe - Recent Events
A number of countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.  These difficulties may continue, worsen or spread within and without Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In addition, voters in the United Kingdom have approved withdrawal from the European Union.  Other countries may also seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union.  A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future.  The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe.  Europe has also been struggling with mass migration from the Middle East and Africa.  The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets.  Even though the Funds do not invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Funds’ investments due to the interconnected nature of the global economy and capital markets.  The Funds may be susceptible to these events to the extent that the Funds invest in municipal obligations with credit support by non-U.S. financial institutions.

Supplemental Information Regarding Other Investment Strategies and Practices
The following provides additional information about other investment strategies and practices that the Funds may use.
Cash Management and Defensive Investing
Cash Management.  Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.
Defensive Investing.  Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although a Fund has the ability to take defensive positions, the Fund’s Manager or, if applicable, Sub-Adviser, may choose not to do so for a variety of reasons, even during volatile market conditions.
Money market instruments or short-term debt securities held by a Fund for defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, the Fund will not earn income on the cash and the Fund’s yield will go down.  If a significant amount of a Fund’s assets are used for defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.
Supplemental Information Regarding Other Risks
Cyber Security Issues
With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Funds’ Manager, Sub-Adviser, transfer agent, Distributor and other service providers (including, but not limited to, the Funds’ custodian and financial intermediaries), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by the Funds’ service providers and issuers in which the Funds invest. Each Fund and its shareholders could be negatively impacted as a result.

Fund Policies
Investment Restrictions
Each Fund has adopted certain fundamental investment policies which, along with the Fund’s investment objective, may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund’s outstanding shares. The Board may change non-fundamental investment policies at any time.  Each Fund’s fundamental policies are set forth below:

(1)	The Fund may not borrow money except as permitted by the 1940 Act.
(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
(3)	The Fund may lend money or other assets to the extent permitted by the 1940 Act.
(4)	The Fund may not issue senior securities except as permitted by the 1940 Act.
(5)	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.
(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.
(7)	The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except as permitted by the 1940 Act.
(8)
Aquila Tax-Free Trust of Arizona only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(9)
Aquila Tax-Free Fund of Colorado only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(10)
Aquila Churchill Tax-Free Fund of Kentucky only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(11)
Aquila Narragansett Tax-Free Income Fund only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(12)
Aquila Tax-Free Fund For Utah only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the alternative minimum tax on individuals.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, no Fund contemplates borrowing for leverage, but if a Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
Each Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations.  Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Funds’ policies on senior securities. If a Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board, Manager and, if applicable, Sub-Adviser, regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager or, if applicable, Sub-Adviser believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Funds characterize investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. Each Fund may invest more than 25% of its assets in industrial development bonds under the policy. In the case of an industrial development bond, if the bond is backed only by assets and revenues of a non-governmental user, then the non-governmental user would be deemed to be the sole issuer and such issuer would be subject to the 25% limit.  The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a Fund may rely upon available industry classifications.
The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Management of the Funds
The Board of Trustees
The business and affairs of the Funds are managed under the direction and control of the Funds’ Board of Trustees. The Board of Trustees has authority over every aspect of the Funds’ operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under each Fund’s Distribution Plan and Shareholder Services Plan.
The Funds have an Audit Committee, consisting of Thomas A. Christopher, Glenn P. O’Flaherty and James R. Ramsey, each of whom is “independent” and not an interested person of the Funds. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Funds’ internal accounting procedures and controls.  The Audit Committee held two meetings during the fiscal year ended March 31, 2017.
The Funds have a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee did not hold any meetings during the fiscal year ended March 31, 2017.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Trust at its principal address for the attention of the Chair of the Nominating Committee.
The Funds have a Governance Committee, consisting of Diana P. Herrmann, Ernest Calderón, Gary C. Cornia, Grady Gammage, Jr. and Laureen L. White.  The Governance Committee oversees Board governance and related Trustee matters.  The Governance Committee held one meeting during the fiscal year ended March 31, 2017.
The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Funds’ business and operations as an integral part of its responsibility for oversight of the Funds. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall oversight of the Board of Trustees, the Funds and the Manager, Sub-Adviser and other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.
The Board of Trustees has a Chair who is an Independent Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Funds’ activities and conduct.
In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Funds (who are also officers and/or employees of the Manager), as well as the Co-Presidents of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to the Funds, such as the Funds’ independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.

The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds, the Manager, a Sub-Adviser or other service providers. As a result of the foregoing and other factors, the Board of Trustees’ risk management oversight is subject to substantial limitations.
The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser (if applicable), and otherwise enhance the Board of Trustees’ oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Funds invest primarily in municipal obligations issued by certain states, counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.
Trustees and Officers
The following material includes information about the Trustees and officers of the Trust.  All shares of a Fund listed as owned by the Trustees are Class A shares unless indicated otherwise.

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(4)
Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, since 2011; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Frazer Ryan Goldberg & Arnold, LLP since October 2016; Lowis & Gellen 2015-2016; Ridenour Hienton, 2012-2015; Calderón Law Offices, 2004-2012; Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009
Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee
Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O'Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, "The Future of the Suburban City" Island Press, 2016.	7	None
Glenn P. O'Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville from November 2002 to June 2016; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor's Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.

			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.
Laureen L. White(6) North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(4) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(5) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(6) Marc A. Paulhus, President of Citizens Bank, Rhode Island at Citizens Financial Group, Inc., is a member of the Board of Directors of the Greater Providence Chamber of Commerce.  Ms. White is the President of the Greater Providence Chamber of Commerce.  Citizens Investment Advisors, the Sub-Adviser of Aquila Narragansett Tax-Free Income Fund, is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager's parent since 2003; Chief Operating Officer of the Manager and the Manager's parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager's parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Todd W. Curtis Phoenix, AZ (1949)
Senior Vice President of Aquila Municipal
Trust since 2004 and Portfolio Manager
of Aquila Tax-Free Trust of Arizona
(since 1986), Aquila Churchill Tax-Free
 Fund of Kentucky (since 2009) and
Aquila Tax-Free Fund For Utah
(since 2009)

Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Vice President and portfolio manager, co-portfolio manager, or back-up portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky since 2004; Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah since 2009; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)
Vice President of Aquila Municipal
Trust since 2013; Portfolio Manager
of Aquila Churchill Tax-Free Fund
of Kentucky (since 2011), Aquila
Tax-Free Trust of Arizona (since
2017) and Aquila Tax-Free Fund
For Utah (since 2017)

Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Nirmal Rijhwani Scottsdale, AZ (1978)	Vice President of Aquila Municipal Trust since 2016
Vice President, Aquila Tax-Free Trust of Arizona since December 2016; Regional Sales Manager, Aquila Distributors LLC since 2014; Regional Director - External Wholesaler, James Alpha Management, LLC,2012-2013; Regional Vice President – External Wholesaler, BIC Group, LLC. 2011-2012.

James T. Thompson Bountiful, Utah (1955)
Vice President of Aquila Municipal
Trust since 2009; Portfolio Manager
of Aquila Tax-Free Fund For Utah
(since 2009), Aquila Tax-Free Trust
of Arizona (since 2017) and Aquila
Churchill Tax-Free Fund of
Kentucky (since 2017)

Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009..

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.
Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.
Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) The term of office of each officer is one year.

The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Funds at this time in light of the Funds' business and structure, in addition to those listed above, were as follows.
  The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Funds at this time in light of the Funds’ business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 35 years of experience in the financial services industry, 30 of which have been in mutual fund management, most recently as the Chair, Chief Executive Officer, President and Director of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Ernest Calderón:
Knowledgeable about economic and governmental affairs as a lawyer and educator active in public affairs in the region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 12 years.

Thomas A. Christopher:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 24 years; knowledgeable about financial matters as a partner of an accounting firm as detailed above.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 23 years.

Grady Gammage, Jr.:
Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 15 years.

Glenn P. O’Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 10 years.

James R. Ramsey:
Experienced educator and knowledgeable about economic and governmental affairs as a prior State Budget Director, Chief State Economist and university president as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 29 years.

Laureen L. White:
Knowledgeable about local government affairs as a chamber of commerce executive as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 11 years.

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Securities Holdings of the Trustees
(as of 12/31/16)
Following is information regarding the holdings of each Trustee in the Funds.

Name of Trustees	Dollar Range of Ownership in Aquila Tax-Free Trust of Arizona (1)	Dollar Range of Ownership in Aquila Tax-Free Fund of Colorado (1)	Dollar Range of Ownership in Aquila Churchill Tax-Free Fund of Kentucky(1)	Dollar Range of Ownership in Aquila Narragansett Tax-Free Income Fund(1)	Dollar Range of Ownership in Aquila Tax-Free Fund For Utah(1)	Aggregate Dollar Range of Ownership in funds in the Aquila Group of Funds (1)
Interested Trustee
Diana P. Herrmann	C	C	C	C	C	E
Non-interested Trustees
Ernest Calderón	C	C	C	C	C	D
Thomas A. Christopher	C	C	E	C	C	E
Gary C. Cornia	C	D	C	C	E	E
Grady Gammage, Jr.	D	C	B	B	C	E
Glenn P. O’Flaherty	B	C	B	B	B	E
James R. Ramsey	C	C	E	C	C	E
Laureen L. White	B	B	C	C	B	C

(1)         A. None
            B. $1-$10,000
            C. $10,001-$50,000
            D. $50,001-$100,000
            E. Over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

Trustee Compensation

The Funds do not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Manager or a Sub-Adviser.

For the fiscal year ended March 31, 2017, Aquila Tax-Free Trust of Arizona  paid a total of $107,580 in compensation and reimbursement of expenses to the Trustees, Aquila Tax-Free Fund of Colorado paid a total of $109,581 in compensation and reimbursement of expenses to the Trustees, Aquila Churchill Tax-Free Fund of Kentucky paid a total of $92,372 in compensation and reimbursement of expenses to the Trustees, Aquila Narragansett Tax-Free Income Fund paid a total of $92,894 in compensation and reimbursement of expenses to the Trustees, and Aquila Tax-Free Fund For Utah paid a total of $142,516 in compensation and reimbursement of expenses to the Trustees.  No other compensation or remuneration of any type, direct or contingent, was paid by a Fund to its Trustees.

Each Fund is a fund in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Funds and the compensation they received during the fiscal year ended March 31, 2017 from each of the Funds and from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from any of the funds in the Aquila Group of Funds.

Name	Aquila Tax-Free Trust of Arizona - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2017	Aquila Tax-Free Fund of Colorado - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2017	Aquila Churchill Tax-Free Fund of Kentucky - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2017	Aquila Narragansett Tax-Free Income Fund Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2017	Aquila Tax-Free Fund For Utah Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2017	Compensation as Trustee from All Funds in the Aquila Group of Funds for the Fiscal Year ended March 31, 2017	Number of Funds in the Aquila Group of Funds Overseen by the Trustee for the Fiscal Year ended March 31, 2017(1)
Ernest Calderón	$10,613	$10,148	$8,740	$8,066	$12,933	$50,500	5
Thomas A. Christopher	$11,672	$12,335	$10,483	$10,267	$15,771	$61,500	5
Gary C. Cornia	$9,626	$9,661	$8,252	$7,579	$13,082	$104,437	8
Grady Gammage, Jr.	$10,491	$10,549	$8,056	$7,875	$13,320	$78,863	7
Glenn P. O’Flaherty	$10,728	$11,772	$9,844	$9,666	$14,588	$155,500	8
James R. Ramsey	$8,913	$9,436	$7,575	$7,404	$12,671	$46,000	5
Laureen L. White	$9,513	$10,048	$8,140	$8,466	$12,833	$49,000	5

(1) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
Class A Shares of each Fund may be purchased without a sales charge by the Fund’s Trustees and officers.  (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)

Ownership of Securities

Aquila Tax-Free Trust of Arizona
Institutional 5% shareholders
On July 3, 2017, the following persons held 5% or more of any class of Aquila Tax-Free Trust of Arizona’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C Class Y	6,562,868 266,261 503,092	30.69% 16.14% 12.18%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class Y	739,544	17.91%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class C	158,909	9.63%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	4,333,679 769,254 656,530	20.26% 46.62% 15.90%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C Class Y	126,992 210,898	7.70% 5.11%
LPL Financial 4707 Executive Dr. San Diego, CA	Class Y	403,518	9.77%

Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Trust of Arizona’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Trust of Arizona’s outstanding shares.

Aquila Tax-Free Fund of Colorado
Institutional 5% shareholders
On July 3, 2017, the following persons held 5% or more of any class of Aquila Tax-Free Fund of Colorado’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A	1,910,920	9.67%
LPL Financial 4707 Executive Dr. San Diego, CA	Class A Class Y	1,595,084 701,791	8.07% 8.71%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A	1,128,907	5.71%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A Class C Class Y	1,520,897 279,693 589,182	7.69% 14.87% 7.31%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	4,004,479 761,651 2,163,330	20.25% 40.49% 26.84%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C Class Y	187,764 971,952	9.98% 12.06%
Alpine Bank Wealth Management 225 North 5th St. Grand Junction, CO	Class Y	812,346	10.08%
NABank & Co. P.O. Box 2180 Tulsa, OK	Class Y	542,498	6.73%

Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Fund of Colorado’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund of Colorado’s outstanding shares.
Aquila Churchill Tax-Free Fund of Kentucky
Institutional 5% shareholders
On July 3, 2017, the following persons held 5% or more of any class of Aquila Churchill Tax-Free Fund of Kentucky’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C	2,949,516 157,031	16.95% 18.62%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class I	62,972	7.86%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class I	3,715,528 116,573 728,977	21.35% 13.82% 90.96%
LPL Financial 4707 Executive Dr. San Diego, CA	Class C	71,715	8.50%
UBS WM USA OMNI Account M/F 100 Harbor Blvd 5th Fl Weehawken, NJ	Class C	54,620	6.48%

NFS LLC FEBO Stock Yards Bank 200 S 5th St. Louisville, KY	Class A	1,709,379	9.82%

Record Holder	Share Class	Number of Shares	Percent of Class
NFS LLC FEBO Kentucky Bank P.O. Box 157 Paris, KY	Class Y	1,796,638	37.96%
NFS LLC FEBO Maril & Co. FBO BMO Haris Bank NA 480 Pilgrim Way Green Bay, WI	Class Y	1,261,742	26.66%
Fifth Third Bank TTEE FBO: BANKDAN 5001 Kingsley Dr. Dept 3385 Cincinnati, OH	Class Y	385,636	8.15%

Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Churchill Tax-Free Fund of Kentucky’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Churchill Tax-Free Fund of Kentucky’s outstanding shares.
Aquila Narragansett Tax-Free Income Fund
Institutional 5% shareholders
On July 3, 2017, the following persons held 5% or more of any class of Aquila Narragansett Tax-Free Income Fund’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class C Class I Class Y	103,182 12,851 1,070,720	10.09% 100.00% 10.92%

Record Holder	Share Class	Number of Shares	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A Class C	1,314,377 392,106	11.15% 38.34%
Citizens Bank NA 10 Tripps Lane Riverside, RI	Class Y	4,115,363	41.98%

NFS LLC FEBO The Washington Trust Co. 23 Broad Street Westerly, RI	Class Y	1,230,470	12.55%
Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Narragansett Tax-Free Income Fund’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Narragansett Tax-Free Income Fund’s outstanding shares.
Aquila Tax-Free Fund For Utah
Institutional 5% shareholders
On July 3, 2017, the following persons held 5% or more of any class of Aquila Tax-Free Fund For Utah’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C	785,723	11.28%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C Class Y	2,210,434 479,248 1,059,716	10.90% 6.88% 8.88%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class C Class Y	2,052,591 462,289 1,354,460	10.12% 6.64% 11.35%

Record Holder	Share Class	Number of Shares	Percent of Class
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class C	539,821	7.75%
LPL Financial 4707 Executive Dr. San Diego, CA	Class C	488,645	7.02%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	4,052,802 2,579,805 2,481,320	19.98% 37.05% 20.78%
UBS WM USA OMNI Account M/F 100 Harbor Blvd 5th Fl Weehawken, NJ	Class Y	732,768	6.14%

Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Fund For Utah’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund For Utah’s outstanding shares.
Investment Advisory and Other Services
Information About the Manager, the Sub-Advisors and the Distributor
Management Fees
During the fiscal years listed below, the Funds incurred management fees (investment advisory fees) as follows:
Aquila Tax-Free Trust of Arizona

Fiscal Year Ended March 31, 2017:
$1,225,709
Fiscal Year Ended March 31, 2016:
$1,138,986

Fiscal Year Ended March 31, 2015:
$1,093,304
Aquila Tax-Free Fund of Colorado

Fiscal Year Ended March 31, 2017:
$1,623,810(1)
(1)  $64,952 was waived
Fiscal Year Ended March 31, 2016:
$1,493,756(1)
(1)  $59,746 was waived
Fiscal Year Ended March 31, 2015:
$1,426,617(1)
(1)  $57,060 was waived
Aquila Churchill Tax-Free Fund of Kentucky

Fiscal Year Ended March 31, 2017:
$1,039,611
Fiscal Year Ended March 31, 2016:
$969,672
Fiscal Year Ended March 31, 2015:
$940,053
Aquila Narragansett Tax-Free Income Fund

Fiscal Year Ended March 31, 2017:

$1,264,175(1)
(1)  $202,268 was waived

Fiscal Year Ended March 31, 2016:
$1,185,570(1)
(1)  $192,323 was waived
Fiscal Year Ended March 31, 2015:

$1,143,227(1)
(1)  $265,051 was waived
Aquila Tax-Free Fund For Utah

Fiscal Year Ended March 31, 2017:
$2,114,028(1)
(1)  $90,625 was waived.
Fiscal Year Ended March 31, 2016:
$1,927,837(1)
(1)  $112,150 was waived
Fiscal Year Ended March 31, 2015:
$1,832,324(1)
(1)  $257,832 was waived.
The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.
Aquila Distributors LLC, 120 West 45th Street, Suite 3600, New York, NY  10036 is each Fund’s Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.
The Distributor is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.
The Advisory and Administration Agreement
Each Fund’s Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees, the Manager shall:

(i)           supervise continuously the investment program of the Fund and the composition of its portfolio;
(ii)           determine what securities shall be purchased or sold by the Fund;
(iii)           arrange for the purchase and the sale of securities held in the portfolio of the Fund; and
(iv)           at its expense provide for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.
Each Fund’s Advisory and Administration Agreement provides that the Manager shall give to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.
Each Fund’s Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Manager, the Fund agrees to provide the benefits of such indemnification.
Each Fund’s Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization (“Sub-Adviser”), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the “Sub-Advisory Agreement”) approved as provided in Section 15 of the 1940 Act. With respect to Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund, the Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.
Each Fund’s Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i)            provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;
(ii)            oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund’s shares;
(iii)            maintain the Fund’s books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;
(iv)            prepare, on behalf of the Fund and at the Fund’s expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and
(v)            respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.
In addition, the Advisory and Administration Agreement for Aquila Tax-Free Fund of Colorado provides that the Manager shall either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund’s portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund.
Each Fund’s Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.
Each Fund’s Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Manager, the Manager agrees to provide the sub-adviser, if any, the benefits of such indemnification.
Each Fund’s Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.
Each Fund’s Advisory and Administration Agreement provides that the Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its  shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.  In addition, each Fund except for Aquila Tax-Free Fund of Colorado bears the expenses of keeping the Fund’s accounting records including the computation of net asset value per share and the dividends
Each Fund’s Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment: with respect to Aquila Tax-Free Trust of Arizona, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.25 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.20 of 1% of such asset value; with respect to Aquila Tax-Free Fund of Colorado, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% from current fees of 0.50 of 1% of such net asset value; with respect to Aquila Churchill Tax-Free Fund of Kentucky, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall  be reduced to the annual rate of 0.33 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.26 of 1% of such asset value; with respect to Aquila Narragansett Tax-Free Income Fund, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value; and with respect to Aquila Tax-Free Fund For Utah, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.
Aquila Tax-Free Trust of Arizona:  For its services with respect to Aquila Tax-Free Trust of Arizona, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.
Aquila Tax-Free Fund of Colorado: For its services with respect to Aquila Tax-Free Fund of Colorado, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.
Aquila Churchill Tax-Free Fund of Kentucky:  For its services with respect to Aquila Churchill Tax-Free Fund of Kentucky, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

            Aquila Narragansett Tax-Free Income Fund: For its services with respect to Aquila Narragansett Tax-Free Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.
Aquila Tax-Free Fund For Utah: For its services with respect to Aquila Tax-Free Fund For Utah, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.
Expense Waiver and Reimbursement - Aquila Tax-Free Fund of Colorado
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1%  of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2018.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.
Expense Waiver and Reimbursement - Aquila Narragansett Tax-Free Income Fund
The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.68% for Class C Shares, 0.67% for Class F Shares, 1.02% for Class I Shares, 0.94% for Class T Shares and 0.69% for Class Y Shares through September 30, 2018. The Manager may not terminate these arrangements without the approval of the Board of Trustees.
Expense Waiver and Reimbursement - Aquila Tax-Free Fund For Utah
The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.64% for Class C Shares, 0.62% for Class F Shares, 0.89% for Class T Shares and 0.64% for Class Y Shares through September 30, 2018. The Manager may not terminate these arrangements without the approval of the Board of Trustees.

Sub-Advisory Agreement - Aquila Tax-Free Fund of Colorado
The services of Davidson Fixed Income Management Inc. doing business in Colorado as Kirkpatrick Pettis Capital Management, the Sub-Adviser for Aquila Tax-Free Fund of Colorado, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.
The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.
The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.
The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.
The Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”
The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.
The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.
The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.
For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of Aquila Tax-Free Fund of Colorado as of the close of business each business day at the annual rates of 0.20 of 1% of such net asset value.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.18 of 1% of net assets of the Fund up to $400,000,000; 0.16 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.14 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2018.
Sub-Advisory Agreement - Aquila Narragansett Tax-Free Income Fund
The services of Citizens Investment Advisors, the Sub-Adviser for Aquila Narragansett Tax-Free Income Fund, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.
The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.
The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.
Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.
The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.
The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.
The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.
The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.
The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.
For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.23 of 1% of such net asset value.
Information about the Manager and the Sub-Adviser
The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2017, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.8 billion, of which approximately $2.9 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager.  AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Vice Chair and Chief Executive Officer of AMC.  Performance of the Advisory and Administration Agreement is guaranteed by AMC.
Davidson Fixed Income Management Inc. is a registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Tax-Free Fund of Colorado since 1992. The Sub-Adviser has approximately $1.4 billion in assets under management. It has a local office at 1550 Market Street, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.
Citizens Investment Advisors is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. (“CFG”). CFG is a commercial bank holding company with total assets of $150.3 billion. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,200 branches and nearly 17,500 employees. It operates its branch network in 11 states and has non-branch retail and commercial offices in select markets nationwide.
Additional Information About the Portfolio Managers
Aquila Tax-Free Trust of Arizona:  The portfolio management team consists of Mr. Todd W. Curtis, Mr. James Thompson and Mr. Royden Durham, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.
There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Arizona issuers hinders the execution of the Fund’s investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager’s employees, they are eligible to participate in the Manager’s 401(k) Plan and are participants in the Manager’s Employee Stock Ownership Plan. The Manager’s overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund’s shareholders.  Mr. Curtis owns securities of the Fund in the range of $100,001 - $500,000.  Mr. Durham and Mr. Thompson each own securities of the Fund in the range of $1-$10,000.
Aquila Tax-Free Fund of Colorado: The Fund’s portfolio manager is Mr. Christopher B. Johns.  He manages the Fund and Aquila Tax-Free Trust of Oregon, another fund in the Aquila Group of Funds with assets under management of approximately $638 million as of March 31, 2017.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages 8 other accounts with assets totaling approximately $200 million as of March 31, 2017, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser.
There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Colorado issuers hinders the execution of the Fund’s investment program – a factor that affects all accounts sharing the same investment strategy.  In such situations, the Sub-Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocation, its Code of Ethics and applicable compliance procedures.  In addition, the minimum block sizes and maturity requirements of purchases for the Fund  typically differ from the investment requirements of other accounts managed by the portfolio manager.
Mr. Johns owns securities of the Fund in the range of $100,001 - $500,000.
Aquila Churchill Tax-Free Fund of Kentucky:   The portfolio management team consists of Mr. Royden Durham, Mr. Todd W. Curtis, and Mr. James Thompson, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.

There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Kentucky issuers hinders the execution of the Fund’s investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager’s employees, they are eligible to participate in the Manager’s 401(k) Plan and are participants in the Manager’s Employee Stock Ownership Plan.  The Manager’s overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund’s shareholders.   Mr. Durham owns securities of the Fund in the range of $10,001 - $50,000.  Mr. Curtis and Mr. Thompson each own shares of the Fund in the range of $1 - $10,000.
Aquila Narragansett Tax-Free Income Fund: Mr. Jeffrey K. Hanna is the portfolio manager responsible for the day-to-day management of the Fund.
Mr. Hanna also manages approximately 140 other relationships, with aggregate assets of $671,871,665 at May 31, 2017. Mr. Hanna does not manage other investment company portfolios or pooled investment vehicles.
The compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated.  Generally, compensation by these clients and the funds is computed as a percentage of assets under management.  No account or fund has performance based fees.
There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Rhode Island issuers hinders the execution of the Fund’s investment program.  The minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.
Mr. Hanna is employed and compensated by Citizens Bank, N.A., of which the Sub-Adviser is a department.  As of May 31, 2017, Mr. Hanna received fixed compensation not based upon the value of assets or the investment performance of the Fund and accounts that he manages.  Mr. Hanna may be eligible to receive a bonus which is not dependent upon the value of assets or the performance of the Fund or the performance of other accounts he manages.  The method of determining compensation of the portfolio manager is the same for the Fund as for all other accounts he manages.
In addition, as of May 31, 2017, Mr. Hanna’s compensation included a participation in the Bank’s Retirement Savings Plan.  Like all employees of the Bank, Mr. Hanna is eligible to participate in the Bank’s Retirement Savings Plan and Employee Stock Purchase Plan.  Under the Retirement Savings Plan, various types of contributions are made for employees by the Bank including profit sharing, value sharing, and matching contributions.
Currently, Mr. Hanna has an interest or owns securities of the Fund in the range of $1 - $10,000.
Aquila Tax-Free Fund For Utah:  The portfolio management team consists of Mr. James Thompson, Mr. Todd W. Curtis, and Mr. Royden Durham, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.

There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Utah issuers hinders the execution of the Fund’s investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager’s employees, they are eligible to participate in the Manager’s 401(k) Plan and are participants in the Manager’s Employee Stock Ownership Plan.  The Manager’s overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund’s shareholders.  Mr. Thompson owns securities of the Fund in the range of $50,001 - $100,000.  Mr. Curtis and Mr. Durham each own securities of the Fund in the range of $1-$10,000.
Underwriting Commissions
During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of each Fund and the amount retained by the Distributor, respectively, were as follows:
Aquila Tax-Free Trust of Arizona
	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2017:
	$249,455	$46,503

Fiscal Year Ended March 31, 2016:
	$310,837	$63,140

Fiscal Year Ended March 31, 2015:
	$283,966	$53,483

Aquila Tax-Free Fund of Colorado:
	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2017:
	$215,687	$43,006

Fiscal Year Ended March 31, 2016:
	$263,596	$46,398

Fiscal Year Ended March 31, 2015:
	$194,039	$45,700

Aquila Churchill Tax-Free Fund of Kentucky:
	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2017:
	$288,223	$24,171

Fiscal Year Ended March 31, 2016:
	$330,358	$27,237

Fiscal Year Ended March 31, 2015:
	$302,504	$26,924

Aquila Narragansett Tax-Free Income Fund:
	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2017:
	$328,529	$35,023

Fiscal Year Ended March 31, 2016:
	$296,440	$28,090

Fiscal Year Ended March 31, 2015:
	$197,963	$17,973

Aquila Tax-Free Fund For Utah:
	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2017:
	$521,349	$45,228

Fiscal Year Ended March 31, 2016:
	$280,331	$26,389

Fiscal Year Ended March 31, 2015:
	$299,257	$24,896

Class A Shares - In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:
Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund of Colorado:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.00%
$25,000 but less than $50,000	3.75%	3.00%
$50,000 but less than $100,000	3.50%	2.75%
$100,000 but less than $250,000	3.25%	2.75%

Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund
and Aquila Tax-Free Fund For Utah:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.50%
$25,000 but less than $50,000	3.75%	3.50%
$50,000 but less than $100,000	3.50%	3.25%
$100,000 but less than $250,000	3.25%	3.00%

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.

Class T Shares – Class T Shares may be offered by financial intermediaries with different front-end sales load structures.  Each Class T Financial Intermediary will fall into one of the Categories of Financial Intermediaries described below, based on the front-end sales load structure offered by the particular financial intermediary.  There are currently two categories of financial intermediaries (Category One Financial Intermediaries and Category Two Financial Intermediaries).  Other categories of financial intermediaries may be added in the future.  Currently, all financial intermediaries that offer Class T Shares are Category One Financial Intermediaries.
Category One Financial Intermediaries - In connection with sales of Class T Shares through a Category One Financial Intermediary, the Distributor typically pays all of the sales charge on such shares to the financial intermediary as a concession (“Commissions”), in amounts that vary with the size of the purchase as follows:

Amount of Purchase	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $250,000	2.50%	2.50%
$250,000 but less than $500,000	2.00%	2.00%
$500,000 but less than $1,000,000	1.50%	1.50%
$1,000,000 and over	1.00%	1.00%

Category Two Financial Intermediaries - In connection with sales of Class T Shares through a Category Two Financial Intermediary, the Distributor typically pays all of the sales charge on such shares to the financial intermediary as a concession (“Commissions”) as follows:

Amount of Purchase	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

$0 or more	2.50%	2.50%

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Distribution Plan
Each Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  Each Fund’s Distribution Plan has five parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) (if the Fund offers Class I Shares), to distribution payments related to Class T Shares (Part IV) and to certain defensive provisions (Part V).
For purposes of Parts I, II, III and IV, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.
Provisions Relating to Class A Shares  (Part I)
Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors LLC (the “Distributor”), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made  directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), up to 0.15 of 1% of the average annual net assets of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund represented by the Front-Payment Class Shares, and up to 0.20 of 1% of the average annual net assets of Aquila Tax-Free Fund For Utah represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Front-Payment Class Shares. With respect to Aquila Tax-Free Fund of Colorado, the Board of Trustees has approved payments under this Part of the Distribution Plan at the annual rate of 0.05 of 1% of all of the average annual net assets of the Fund represented by the Front-Payment Shares class of shares.
The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into  account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of a Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of a Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of a Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part I is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part I will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.
Provisions Relating to Class C Shares (Part II)
Part II of the Plan applies only to the Level-Payment Class Shares (“Class C Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under  the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part II is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part II will, unless terminated as therein provided, continue in effect from year to year  so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)
Part III of the Plan applies only to the Financial Intermediary Class Shares (“Class I Shares”) of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part III of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III (“Class I Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class I Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class I Permitted Payments”) to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares.  A distribution fee of up to 0.15 of 1% of the average annual net assets of each Fund represented by Class I Shares is currently authorized by the Trustees.  Such payments shall be made only out of a Fund’s assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part III is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part III will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.
Provisions Relating to Class T Shares (Part IV)
Part IV of the Plan applies only to the Transactional Class Shares (“Class T Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part IV of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors LLC (the “Distributor”), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part IV (“Class T Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class T Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class T Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class T Shares Permitted Payments”) to Qualified Recipients, which Class T Shares Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), for each Fund, 0.25 of 1% of the average annual net assets of the Fund represented by Class T Shares. Such payments shall be made only out of a Fund’s assets allocable to Class T Shares.

The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class T Permitted Payments, if any, to each Qualified Recipient provided that the total Class T Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into  account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class T Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of a Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of a Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of a Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part IV is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Class T Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part IV will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part IV may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part IV applies.  Part IV may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part IV, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class T Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class T Plan Agreements with them shall be their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan.
Defensive Provisions (Part V)
Another part of each Plan (Part V) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by a Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any  proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.
The Plan states that while it is in effect, the selection and nomination of those Trustees of a Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.
The Plan defines as a Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by each Fund’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.
The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part V shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of a Fund.

Payments Under the Plan
During its fiscal year ended March 31, 2017, payments were made by the Aquila Tax-Free Trust of Arizona under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Trust of Arizona under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2017. No payments were made under Part IV of the Plan.
During its fiscal year ended March 31, 2017, payments were made by Aquila Tax-Free Fund of Colorado under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Fund of Colorado under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2017. No payments were made under Part IV of the Plan.
During its fiscal year ended March 31, 2017, payments were made by Aquila Churchill Tax-Free Fund of Kentucky under Part I, Part II and Part III of the Plan.  All payments were to Qualified Recipients and were for compensation.   No payments were made under Part IV of the Plan

During its fiscal year ended March 31, 2017, payments were made by Aquila Narragansett Tax-Free Income Fund under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.  No payments were made under Part IV of the Plan
During its fiscal year ended March 31, 2017, payments were made by Aquila Tax-Free Fund For Utah under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2017.  No payments were made under Part IV of the Plan
Payments to Qualified Recipients
During the fiscal year ended March 31, 2017, payments to Qualified Recipients by the Funds under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:
Aquila Tax-Free Trust of Arizona

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$362,310	$25,963	$336,347
Part II	$136,228	$43,717	$92,511

Aquila Tax-Free Fund of Colorado

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$108,920	$4,533	$104,387
Part II	$173,938	$56,426	$117,512

Aquila Churchill Tax-Free Fund of Kentucky

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$287,729	$8,887	$278,842
Part II	$74,098	$22,850	$51,248
Part III	$8,489	$0	$8,489

Aquila Narragansett Tax-Free Income Fund

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$199,258	$12,834	$186,424
Part II	$102,695	$33,807	$68,888
Part III	$189	$0	$189

Aquila Tax-Free Fund For Utah

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$446,842	$16,205	$430,637
Part II	$578,614	$183,036	$395,578

No payments were made under Part IV of the Plan for any of the Funds during the fiscal year ended March 31, 2017.
All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.
Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.
Shareholder Services Plan
Separate from the Fund’s Distribution Plan, each Fund has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares and Class I Shares of the Fund (if the Fund offers Class I Shares) of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
Provisions for Level-Payment Class Shares (Class C Shares) (Part I)
As used in Part I of each Fund’s Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of a Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.
Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.
During the fiscal year ended March 31, 2017, $45,410 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Trust of Arizona; $57,980 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund of Colorado; $24,700 was paid to the Distributor under Part I of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky; $34,232 was paid to the Distributor under Part I of the Plan with respect to Aquila Narragansett Tax-Free Income Fund; and $192,872 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund For Utah.
Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)
As used in Part II of the Services Plan for Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.
Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
During the fiscal year ended March 31, 2017, payments made to Qualified Recipients under Part II of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky’s Class I Shares amounted to $21,221.  During the fiscal year ended March 31, 2017, payments made to Qualified Recipients under Part of the Plan with respect to Aquila Narragansett Tax-Free Income Fund’s Class I Shares, together with amounts paid with respect to the same shares under Part III of the Fund’s Distribution Plan, amounted to $474.  No Class I Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado or Aquila Tax-Free Fund For Utah were outstanding during such Funds’ fiscal year ended March 31, 2017.
General Provisions
While each Fund’s Services Plan is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Each Fund’s Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not  “interested persons” (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.
Each Fund’s Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.
While each Fund’s Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.
Codes of Ethics
Each Fund, the Manager, each Sub-Adviser, and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.
Transfer Agent, Custodian and Independent Registered Public Accounting Firm
Each Fund’s Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.
Each Fund’s Custodian, The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286, is responsible for holding the Fund’s assets.
Each Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Fund’s financial statements.
Brokerage Allocation and Other Practices
During the fiscal years ended March 31, 2017, 2016 and 2015, all of the Funds’ portfolio transactions were principal transactions and no brokerage commissions were paid.
The Manager or Sub-Adviser (with respect to Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund) shall select such broker/dealers (“dealers”) as shall, in the Manager or Sub-Adviser’s judgment, as applicable, implement the policy of the Fund to seek to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.  Municipal obligations, including state obligations, purchased and sold by a Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. A Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case a Fund will incur a brokerage commission. In allocating transactions to dealers, the Manager or Sub-Adviser, as applicable, is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Manager or Sub-Adviser, as applicable, determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Manager or Sub-Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager or Sub-Adviser, as applicable, is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. Each Fund recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Fund and may be used for the benefit of the Manager or Sub-Adviser or their other clients.
The Sub-Adviser to Aquila Tax-Free Fund of Colorado may use its affiliated broker-dealer, D.A. Davidson & Co. to execute a portion of the Fund’s portfolio securities transactions.  Any such transactions are subject to compliance with the 1940 Act and with the requirement that the Sub-Adviser seek to achieve

“best execution” for such transactions, as discussed above.  None of the Funds engaged in any such affiliated brokerage transactions during its fiscal years ended March 31, 2017, 2016 and 2015.
Capital Stock
The Funds offer the following classes of shares.
* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $250,000 or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% of the average annual net assets represented by the Class A Shares.  Class A Shares of Aquila Tax-Free Fund of Colorado are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% (currently 0.05 of 1%) of the average annual net assets  represented by the Class A Shares. Class A Shares of Aquila Tax-Free Fund For Utah are subject to a fee under the Fund’s Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares.
* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares of each Fund. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under each Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.
* Fiduciary Class Shares (“Class F Shares”) are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class F Shares are offered at net asset value with no sales charge, no contingent deferred sales charge, and no distribution fee.
*Financial Intermediary Class Shares (“Class I Shares”) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only) are offered and sold only through financial intermediaries with which Aquila Distributors LLC has entered into sales agreements, and are not offered directly to retail customers. Class I Shares of each Fund are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers.  Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of each Fund.  In addition, Class I Shares of each Fund may pay a service fee of up to 0.25 of 1% of such assets.

* Transactional Class Shares (“Class T Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 2.50% of the public offering price.  The sales charge for Class T Shares can vary from financial intermediary to financial intermediary.   Class T Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.25 of 1% of the average annual net assets represented by the Class T Shares.  There is no exchange privilege, rights of accumulation, rights of reinstatement, or letters of intent for Class T Shares.
*Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of each Fund are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.
As an open-end management investment company, each Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See “Purchase, Redemption and Pricing of Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each Fund are fully paid and non-assessable. Shares will remain on deposit with the Funds’ transfer agent and certificates are no longer issued.
Each Fund is a series of Aquila Municipal Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of each Fund, designated as Class A, Class C, Class F, Class I, Class T and Class Y shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.
The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.
The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of a Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which a Fund itself would be unable to meet its obligations.

Purchase, Redemption, and Pricing of Shares
The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” in the Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
Sales Charges for Purchases of $250,000 or More of Class A Shares
You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:
(i)	Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and
(ii)
Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $250,000 or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.
Broker/Dealer Compensation - Class A and Class T Shares
Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.
Redemption of CDSC Class A Shares
Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund only:
If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.
When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) (with the exception of Class T Shares) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Value of All Aquila Fund Shares (with the exception of Class T Shares) at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$250,000 and up to $2.5 million	1% on shares redeemed in years 1 & 2 0.50 of 1% on shares redeemed in years 3 & 4
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2 0.0 on shares redeemed in years 3 & 4
Over $5 million	None
The CDSC will not apply to CDSC Class A Shares held for longer than four years.
Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.
The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made.
Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah only:
If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.
When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) (with the exception of Class T Shares)  that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Value of All Aquila Fund Shares (with the exception of Class T Shares) at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$250,000 and up to $2.5 million	1% on shares redeemed in years 1 & 2
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.
Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.
The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 depending on when your actual purchase was made.
All Funds:
The CDSC will be waived for:
•	Redemption following the death of the shareholder or beneficial owner.
•	Redemption by the Fund when an account falls below the minimum required account size.
•
Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.
Broker/Dealer Compensation-CDSC Class A Shares
The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price

$250,000 but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares and Class T Shares
Rights of Accumulation
“Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.  Rights of accumulation are not available with respect to purchases of Class T Shares.
Letters of Intent
“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.  Letters of intent are not available with respect to purchases of Class T Shares.
General
As noted above, availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or, if applicable, CDSC waivers, from those set forth below.  Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.
Class A Shares may be purchased without a sales charge by:
*	current and former Trustees and officers of any funds in the Aquila Group of Funds;
*	the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;
*	broker dealers, their officers and employees and other investment professionals;

*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;
*	certain family members of, and plans for the benefit of, the foregoing; and
*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.
Purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.
Class A Shares and Class T Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.
Each Fund permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.
A qualified group is a group or association that
(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;
(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and
(iii)	complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.
At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.
Examples of a qualified group include, but are not limited to:
*	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and
*	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts.
The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer shares of the Funds, except as set forth under “Broker-Defined Sales Charge Waiver Policies” in the Prospectus.
Investors may exchange securities acceptable to the Manager and Sub-Adviser (if applicable) for shares of the Fund. The Funds believe such exchange provides a means by which holders of certain securities may invest in a Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund’s portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor’s name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.
Additional Compensation for Financial Intermediaries
The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b‑1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Funds, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor and/or its related companies, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of a Fund.
Such additional compensation (which is sometimes referred to as “revenue sharing”) is paid out of the Distributor’s (or related company’s) own resources, without additional charge to a Fund or its shareholders, although such resources may include profits derived from services provided to the Funds.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.
At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Funds, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor (or related companies) may pay additional compensation for services with respect to the Funds and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.
Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:
•	assistance in training and educating the financial advisor’s personnel;
•	participation in the financial advisor’s conferences and meetings;
•	advertising of the Funds’ shares;

•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;
•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;
•	shareholder education events;
•	exhibit space or sponsorships at regional or national events of financial intermediaries;
•	participation in special financial advisor programs;
•	continued availability of the Fund’s shares through the financial advisor’s automated trading platform;
•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Fund representatives;
•	inclusion of the Funds and/or the Aquila Group of Funds on preferred or recommended sales lists; and
•	other comparable expenses at the discretion of the Distributor.
The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include American Enterprise Investment, Bank One Securities Corp. (now JP Morgan Chase Bank and/or JP Morgan Chase Securities), Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., L.P., Fidelity Brokerage Services LLC, First Federal Savings Bank, Forbes Financial, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Janney Montgomery Scott LLC, LPL Financial, Larry Heller & Associates,  Merrill Lynch, Morgan Keegan & Company, Inc.,  Morgan Stanley, National Financial Services LLC, Next Financial,  Pershing LLC, Preferred Financial Group, RBC Capital Markets, Raymond James and Associates, Inc., Sovereign Bank, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Voya Financial Advisors, Waddell & Reed, Wedbush Securities Inc., Wells Fargo Advisors, LLC, and Zions Investment Securities Inc.
The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.
The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.
Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.

Automatic Withdrawal Plan (Class A Shares Only)
You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class F Shares, Class I Shares (if the Fund offers Class I Shares), Class T Shares or Class Y Shares.
Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)
Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum  investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.
Share Certificates
The Funds no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.
Reinvestment Privilege (Class A and C Shares Only)
If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.
The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.
Reinvestment Privileges are not available for Class T Shares.
Exchange Privilege
Shareholders of each Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.
Generally, you can exchange shares of any class of a Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares (if the Fund offers Class I Shares) or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary. There is no exchange privilege for Class T Shares.  Call 800-437-1000 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Fund in the Aquila Group of Funds.
The following important information should be noted:
CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.
If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.
The funds in the Aquila Group of Funds reserve the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days’ written notice to shareholders.
All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired; (iii) the ownership of the accounts from which and to which the exchange is made are identical; and (iv) the exchange privilege is available with the share class owned.
The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:
800-437-1000 toll-free
Note: The Funds, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.
Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.
An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.

Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.
If you are considering an exchange into one of the other funds in the Aquila Group of Funds, you should obtain a copy of and carefully read its Prospectus.
Same Fund Exchange Privilege
Certain shareholders may be eligible to exchange their shares for a Fund’s Class Y or Class T Shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.
Conversion of Class C Shares
Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila Group of Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Group of Funds.
“Transfer on Death” Registration (Not Available for Class I Shares (if the Fund offers Class I Shares) or Class Y Shares)
Each of the funds in the Aquila Group of Funds permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of a Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent or your broker/dealer. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Funds; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.
You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.
An investor in Class F, Class I, Class T or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary.
Computation of Net Asset Value
The net asset value of the shares of each Fund’s classes is determined on each day that the New York Stock Exchange is open, as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of the Fund’s net assets allocable to each class by the total number of its shares of such class then outstanding.  If the New York Stock Exchange closes at another time, each Fund will calculate its net asset value as of the scheduled closing time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation.  Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees.
Purchases and Redemptions of Shares
Each Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for shares of the Fund; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Fund’s net asset value next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.
Purchases and Redemptions Through Broker/Dealers
A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.
Limitation of Redemptions in Kind
Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings
Under Fund policies, the Manager publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of each Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund’s website at www.aquilafunds.com.
In addition, the Manager may share a Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Manager may also disclose non-public information regarding a Fund’s portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds’ Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.
Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between a Fund’s shareholders and the Fund’s Manager, Sub-Adviser (if applicable), Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Funds, the Manager and a Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.
Each Fund currently provides holdings information to the following service providers with which it has ongoing relationships:
1.	Intercontinental Exchange (pricing services) on a daily basis with no lag;
2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis;
3.	Bloomberg (tracking and pricing entity) on a daily basis with no lag;
4.	Investor Tools (portfolio analytics service) on a daily basis with no lag; and
5.	Fitch Group, its financial printer, as soon as practicable following each fiscal quarter-end.
Each Fund also currently provides holdings information to Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.

Additional Tax Information
The following is a summary of certain material U.S. Federal income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Each Fund and Its Investments
Each Fund will be treated as a separate taxpayer for U.S. Federal income tax purposes.  Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”
As a regulated investment company, a Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments) computed without regard to the dividends-paid deduction, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.
If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a

Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.
The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.
Each Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and maintain qualification for treatment as a regulated investment company.
A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.
For U.S. Federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Carryforwards”) are available to be applied against future capital gains, if any, realized by a Fund prior to expiration of the carryforwards.  Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010

Carryforwards”) may generally be carried forward without limit, and such carryforwards must be exhausted before a Fund will be permitted to utilize any Pre-2011 Carryforwards.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Aquila Tax-Free Trust of Arizona: At March 31, 2017, the Fund had no Pre-2011 Carryforwards and no Post-2010 Carryforwards.
Aquila Tax-Free Fund of Colorado:  At March 31, 2017, the Fund had no Pre-2011 Carryforwards.
At March 31, 2017, the Fund had short-term and long-term Post-2010 Carryforwards as follows:

Post-2010 Carryforward	Character
$1,929,612	Short-term
$0	Long-term

Aquila Churchill Tax-Free Fund of Kentucky:  At March 31, 2017, the Fund had no Pre-2011 Carryforwards and no Post-2010 Carryforwards.
Aquila Narragansett Tax-Free Income Fund: At March 31, 2017, the Fund had no Pre-2011 Carryforwards.
At March 31, 2017, the Fund had short-term and long-term Post-2010 Carryforwards as follows:

Post-2010 Carryforward	Character
$1,029,196	Short-term
$0	Long-term

Aquila Tax-Free Fund For Utah: At March 31, 2017, the Fund had no Pre-2011 Carryforwards.
At March 31, 2017, the Fund had short-term and long-term Post-2010 Carryforwards as follows:

Post-2010 Carryforward	Character
$1,273,475	Short-term
$0	Long-term

Taxation of U.S. Shareholders
Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder of that Fund on December 31 of the year in which the dividend was declared.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the applicable Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.  Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).
Exempt-interest dividends paid by a Fund are exempt from regular Federal income taxes. Distributions of taxable net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. None of a Fund’s distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to “qualified dividend income” in the hands of an individual shareholder.
Dividends and distributions from a Fund (other than exempt-interest dividends) and net gains from redemptions of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Funds will be increased by such amount.
Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.
Because each Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in a Fund is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-

exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Fund may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes.
Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal “branch profits” tax, or the Federal “excess net passive income” tax.
Sales of Shares
Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the same Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will normally be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.
Backup Withholding
A Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding

The backup withholding rate is 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. Federal income tax liabilities.
Notices
Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.
Non-U.S. Shareholders
Ordinary dividends (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) and certain other payments made by a Fund to non-U.S. shareholders  are generally subject to Federal withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. This 30% withholding tax generally does not apply to exempt-interest dividends, capital gain dividends or redemption proceeds.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. Federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax. The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.
Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions (other than exempt-interest dividends) payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.
Basis Reporting
Each Fund or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, each Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of a Fund held in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will calculate the basis of the share sold using its default method unless the shareholder has properly elected to use a different method. Each Fund’s default method for calculating basis is the average basis method, under which the basis per share is reported as an average of the bases of the shareholder’s Fund shares in the account.
Shareholders may instruct a Fund to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker’s default method for calculating basis and procedures for electing to use an alternative method. Prior to redeeming shares, shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.
The foregoing is only a summary of certain material U.S. Federal income tax consequences (and, where noted, state and local tax consequences) affecting each Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Underwriters
The Distributor acts as each Fund’s principal underwriter in the continuous public offering of all of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.
Payments of the amounts listed below for each of the Funds for the fiscal year ended March 31, 2017 were as follows:
Aquila Tax-Free Trust of Arizona

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$46,503	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Aquila Tax-Free Fund of Colorado:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$43,006	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Churchill Tax-Free Fund of Kentucky:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$24,171	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Narragansett Tax-Free Income Fund:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$35,023	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Aquila Tax-Free Fund For Utah:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$45,228	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Proxy Voting Policies
Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available without charge (1) by calling the Fund toll-free number at 1-800-437-1000, (2) at www.aquilafunds.com, and (3) on the SEC’s website at www.sec.gov. The Manager’s proxy voting policies and procedures follow:
Background and Scope of Applicability:  The purposes of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which Aquila Investment Management LLC (the “Firm” or “AIM”) votes the securities for which the AIM exercises voting authority and discretion (“Proxies”).Generally, Aquila Municipal Trust (the “Trust”) does not purchase or hold voting securities.  As a result, it is not likely that the Trust will hold securities whose issuers issue proxies.  However, the Trust is permitted to invest in money market funds whose issuers may periodically issue proxies pursuant to requirements under the Investment Company Act of 1940.  Because of the nature of voting subject matters that might arise in the context of a money market fund proxy, AIM perceives relatively less risk with money market fund proxies in contrast to the proxies of corporate operating companies.  Accordingly, this procedure has been designed and implemented to address matters that might arise in conjunction with voting money market fund proxies.
It is the general policy of the Firm to vote on all matters presented to security holders in any money market fund proxy in which the Trust is eligible to vote, and these policies and procedures have been designed with that in mind.  However, the Firm reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Firm, the costs associated with voting such Proxy outweigh the benefits to the Trust, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Trust.
In the event the Trust holds a voting security and is eligible to vote in a proxy solicitation, these Proxy Voting Policies and Procedures will be used in determining how to cast a vote, whether to abstain from casting a vote, casting actual votes, maintaining required records and publically disclosing the results of proxy voting.
Philosophy Governing Guidelines:  AIM believes that shareholders will do best investing in companies in which the interests of corporate management are properly aligned with the long term interests of shareholders.  In addition, AIM believes that investors are best served by managements and boards of directors that exhibit sound corporate governance.  AIM does not support company managements and boards of directors that attempt to enrich themselves disproportionately at the expense of shareholders or that do not exhibit sound governance practices.  AIM has established these proxy voting guidelines, but believes they cannot anticipate all situations that may arise.  These proxy voting guidelines are guidelines, not rigid rules.  There may be instances in which the specific situation requires a vote that does not follow the guidelines.  However, generally, proxies will be voted in the best interests of Fund shareholders in a manner designed to maximize shareholder value and/ or promote strong mutual fund governance practices.
Proxy Voting Procedures:  The “named” Portfolio Manager of each respective Fund with the Trust will receive, read and vote proxies using the philosophies and guidelines as described herein. AIM will work with the Trust’s Custodian to identify voting securities, receive relevant proxy materials, if any, and distribute such proxy materials to the respective Portfolio Manager. Proxies may be voted either electronically or manually via paper ballots delivered via the U. S. Mail.
Generally, the factor(s) considered in voting proxies may include:
Does the proposed action help or hurt long-term shareholder value?
Does the proposed action help or hurt mutual fund governance practices?
Is the proposed action otherwise in the best interest of Fund shareholders?
Other relevant factors.
If the Portfolio Manager needs further input on a voting matter, they may consult with the Fund’s Chief Compliance Officer, Fund officers or Fund legal counsel.  Voting records will be maintained in a dedicated file for proxy votes in AIM’s headquarters
In cases where votes may require additional analysis, the Portfolio Manager may document the reasoning for the vote and supplement the Fund’s voting records.  AIM will rely on the Securities and Exchange Commission’s (SEC) EDGAR (Electronic Data Gathering and Retrieval) system to provide proxy statement documentation.  AIM will make all required Form N-PX filings with the SEC and will post the Trust’s Proxy Voting Policies and Procedures and proxy voting results on the Aquila Group of Funds website located at www.aquilafunds.com.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.
Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:
Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B—Obligations rated B are considered speculative and are subject to high credit risk.
Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note : Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.
Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note : Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
Description of Moody’s Investors Service, Inc.’s U.S. Municipal Ratings:
U.S. Municipal Short-Term Obligation Ratings:
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels–MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
U.S. Municipal Demand Obligation Ratings:
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.
VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:
Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:
SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3—Speculative capacity to pay principal and interest.
Description of Standard & Poor’s Ratings Group’s Dual Ratings:
Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).
Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
L: Ratings qualified with ‘L’ apply only to amounts invested up to Federal deposit insurance limits.
p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.
Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.
The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.
Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:
Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.
AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.
CC—Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.
C—Exceptionally high levels of credit risk. ‘C’ ratings indicate that default appears imminent or inevitable.
D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Structured Finance Defaults—”Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.
Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.
Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C—High short-term default risk. Default is a real possibility.
RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.
D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.
Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’)

the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.
Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.
Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.
Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.
“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.
“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.
Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.
NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

APPENDIX B
ADDITIONAL INFORMATION ABOUT THE ARIZONA ECONOMY AND ARIZONA OBLIGATIONS
The following information is a summary of certain factors affecting the credit and financial condition of the State of Arizona (“Arizona” or the “State”). The sources of payment for Arizona municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statements of issuers of Arizona municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Arizona issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.
Economic Condition and Outlook
The Office of Employment and Population Statistics (“EPS”) within the Arizona Department of Administration (“ADOA”) is forecasting gains of 138,553 jobs in Arizona over the two-year (2016 Quarter 3 to 2018 Quarter 2) period (2.4% annual growth).  Ten supersectors are projected to add jobs over the two-year period.  Natural Resources and Mining is projected to have losses over the two-year period.  Educational and Health Services is expected to add the largest number of jobs (38,757) over the two-year period or 3.3% annualized growth.  Construction is expected to have the largest percentage gain at 3.9% annualized growth (10,943 jobs).  Sectors with the largest expected gains are: Educational and Health Services (38,757 jobs), Professional and Business Services (27,852 jobs), Leisure and Hospitality (19,018 jobs), Trade, Transportation and Utilities (15,925 jobs), and Construction (10,943 jobs).
In comparison to the nation as a whole, the Arizona economy continues to display better-than-average overall growth. The measured pace of growth sets the stage for sustainable expansion throughout the three-year budget window, despite the apparent age of the current post-recession period.
In recent years, the state’s pre-recession growth base has been relatively quiet. However, there are indications that the fiscal drag from construction and traditional manufacturing has passed, and that acceleration into new spaces and novel sectors (e.g., computer data centers, high tech manufacturing, and the sharing economy) is underway.
Construction – especially single-family homes – is poised to be a solid stimulus for the next two years, and one national real estate organization has predicted that Arizona will lead the nation in real estate in 2017.
The case for continued optimism is supported by three conditions:
•	National recovery from the brief commodity-driven slowdown seen in the first half of 2016 appears to be solidly underway, driven by a newly confident consumer.

•	Pro-growth State Government policies – including pro-business tax reforms and business-friendly regulatory policies – should continue to attract both new business investment and additional domestic migration.
•	There are indications that, beginning in 2017, the State may get additional support on these fronts at the federal level.
Employment
Arizona remains below full employment, and it should continue to outpace both the nation and its population in terms of job growth, contributing to a lower unemployment rate and fueling additional in-migration.
Personal Income
As with employment, Arizona’s aggregate Personal Income (PI) growth continues to outpace the national average. Executive estimates call for PI growth to reach 5.5% in 2018, up from the current level of approximately 4%.
In-migration
For decades, the pace of domestic in-migration has held the key to Arizona’s growth. Prominent among the state’s historical attractions for newcomers have been job opportunities, affordable housing, and an attractive climate. Arizona continues to feature all of these attributes, particularly as an improved housing market pushes prices in closed-access states such as California beyond the reach of younger households.
With Arizona’s favorable business and housing attributes as a foundation, and with the prime working-age population growing again due to the maturing of the Millennial generation, the pace of Arizona’s in-migration should continue to improve.
Risks
The most serious risk to Arizona comes from a scenario, as in previous years, in which the nation falls back into recession due to macroeconomic conditions beyond local control. Catalysts for a national downturn include another financial episode triggered by a debt crisis and/or a geopolitical or natural shock.
In contrast to recent years, an upswing in the housing cycle and continued evidence of a more diversified economy would provide some measure of insulation against the effects of a nationwide downturn in the economy.
Upside Potential

As was noted above, key assets that have historically attracted many Arizonans to the state remain in place and are poised to become more prominent.
In addition, the nation’s aging Millennial population and rising housing prices elsewhere should bolster Arizona’s traditionally strong in-migration rates.
The state’s business environment continues to become more favorable, due to the continued phase-in of tax, education and regulatory reforms.

Perhaps most important relative to the State’s post-recession baseline, Arizona may finally enjoy a lessening of the federal government as a significant impediment to near-term growth prospects.
Revenue Outlook
While the Arizona economy continues to grow, overall revenue growth has been slower in comparison to historical averages.
The reasons: Arizona’s tax base grows in response to inflation, domestic net in-migration, and rising demand for consumer durables. The current low inflation environment has a dampening effect on collections, and domestic in-migration has slowed markedly. Also, reliance on the traditional Transaction
Privilege Tax (TPT) to produce revenue, with its focus on the consumption of goods in an era of increasing transition to the consumption of services, creates an increasingly significant hurdle.
Achieving the FY 2018 Baseline Revenue Forecast. Overall, “Big 3” revenue flows to date are on track for realizing the FY 2017 forecast, leaving State Government well positioned to achieve the Executive’s four-year estimate going into FY 2018.
Year-to-date, weakness in the Corporate Income Tax has been mostly offset by strength in the Individual Income and Insurance Premium taxes (posting 0.5% and 5.2% gains, respectively, over forecast).
The State’s Transaction Privilege Tax, a key bellwether of overall revenue collections, has been largely consistent with expectations, posting a gain of over 4% through November 2016.
Further, in FY 2018 there will not be a recurrence of one-time structural impediments, such as the 10% increase in required Urban Revenue Sharing payments, that restrained overall revenue growth in FY 2017.
Assuming achievement of the Executive forecast of 2% ongoing revenue growth for FY 2017 and continued improvement in the national and state economies, State Government is well positioned to achieve or exceed 2.6% growth in FY 2018.
State Revenues and Expenditures
The State receives revenues from taxes, fees and other sources, the most significant of which are the transaction privilege (sales) tax, the personal income tax and the corporate income tax.  The State expends money on a variety of programs and services, the most significant of which include education (both kindergarten through twelfth grade (“K-12”) and higher education), health and human services, correctional programs, transportation and debt service.
General Fund
The monies of the State are segregated into the General Fund and various other funds, including special agency and trust funds.  The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund.  The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.  The General Fund may be expended as a consequence of appropriation or funding measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various voter initiatives.

State Budget
The State’s fiscal year begins on July 1 and ends on June 30 of the next calendar year.  State laws specifies that an annual budget shall be proposed by the Governor by the second Tuesday in January of each year for the next fiscal year (the “Governor’s Budget”).  Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year.  Following the Governor’s Budget, the Joint Legislative Budget Committee (“JLBC”) staff releases a proposed legislative budget for the next fiscal year.  The Governor’s Budget and the JLBC budget form the basis for final negotiations between the Governor and Legislature to reach agreement on appropriations and other legislation to fund State government for the ensuing fiscal year (the “Budget Act”).  The Budget Act must be approved by a simple majority vote of each House of the Legislature.
Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult for the State to raise taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets.
Economic and Demographic Information
Located in the country’s sunbelt, Arizona continues to be one of the fastest growing areas in the United States.  Over the last several decades, Arizona has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.
Geographically, Arizona is the nation’s sixth largest state in terms of area (113,909 square miles).  It is divided into three distinct topographic regions: northern Arizona - high plateau country traversed by deep canyons such as the Grand Canyon National Park; central Arizona -rugged, mountainous and heavily forested; and southern Arizona - encompassing desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits.  These topographical areas all have different climates, which have distinctively influenced development in each region.  Land ownership is vested largely in the federal and State governments: 42.1% is owned by the federal government; 27.6% is held as Federal Trust Land (Indian), 17.6% is privately owned and 12.7% is held by the State.
Arizona is divided into 15 counties.  Two of these counties, Maricopa County and Pima County, are more urban in nature and account for approximately 75% of total population and 84% of total wage and salary employment in Arizona, based on 2015 estimates.  Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the City of Phoenix, the sixth largest city in the United States, and surrounding cities include Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert and Avondale.  Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, the State’s second most populous city.
The State Budget and Appropriations Process
General
Historically, the State Legislature has adopted an annual operating and capital outlay budget for all agencies of the State.  The budget process is initiated by the Governor submitting the Governor’s Budget by the second Tuesday in January for the next fiscal year to the State Legislature that includes proposed expenditures for the State and its agencies and the means of funding those expenditures.  Thereafter, the staff of the JLBC analyzes the Governor’s Budget and recommends an alternative budget.  Public hearings are then conducted during the Legislative session and, generally prior to July 1, the budget is adopted through passage of appropriations bills.  State agencies are then responsible, under the oversight of the Department’s General Accounting Office, for exercising budgetary control and ensuring that expenditures do not exceed appropriations.  The State Legislature has authority during the fiscal year to make additions, deletions or amendments to the adopted budget.
The accounts of the State are organized on the basis of funds and account groups, each of which is considered a separate accounting entity.  The General Fund is used for all financial resources except those required to be accounted for in another fund.  General Fund revenues are derived primarily from the collection of taxes, specifically transaction privilege (also referred to herein as “sales tax”), income (individual and corporate), motor vehicle, insurance premium and other taxes.  Other State funds include special revenue funds, capital projects, debt service, enterprise, internal service, university, and trust and agency funds.
Constraints on the Budget Process
Over the years, a number of laws have been enacted, often through voter initiatives, which have increase the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets.  In the event the State desires to increase the tax and fee revenues deposited in the General Fund, the State Constitution requires that any legislation that provides for a net increase in such State revenues requires the affirmative vote of two-thirds of the members of each house of the State Legislature.  If the legislation receives the necessary two-thirds votes, the legislation will become effective immediately upon the signature of the Governor.  If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the State Legislature.  This constitutional requirement applies to legislation that would provide for a net increase in State revenues in the form of: (1) the imposition of any new tax, (2) an increase in a tax rate or rates, (3) a reduction or elimination of a tax deduction, exemption, exclusion, credit or other tax exemption feature in computing tax liability, (4) an increase in a statutorily prescribed State fee or assessment or an increase in a statutorily prescribed maximum limit for an administratively set fee, (5) the imposition of any new State fee or assessment or the authorization of any new administrative set fee, (6) the elimination of an exemption form a statutorily prescribed State fee or assessment, (7) a change in the allocation among the State, counties or cities of Arizona transaction privilege, severance, jet fuel and use, rental occupancy, or other taxes, or (8) any combination of the foregoing.  This constitutional requirement does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the State Legislature.  In addition, the requirement does not apply to fees and assessments that are authorized by statute, but are not prescribed by formula, amount or limit, and are set by a State officer or agency, and does not apply to taxes, fees or assessments that are imposed by counties, cities, towns and other political subdivisions of the State.
Budget Reserves - Budget Stabilization Fund (BSF)
The BSF, which acts as a budgetary reserve for the State, is funded with General Fund revenues and was established to normalize (over time) the fluctuations of the State’s high and low growth rates and to help protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases.  The amount of funds transferred to or from the BSF is established by statutory formula, but may also be specified by additional acts of the Legislature.  No operating expenditures may be directly incurred from monies in the BSF.  Other than transfers from the General Fund, interest earned on pooled investments held by the State Treasurer is the primary revenue source of the BSF.
Given its stated use and purpose, balances in the BSF fluctuate depending on the fiscal condition of the State and the State General Fund.  The balance in the BSF was approximately $455.3 million as of June

30, 2014, and approximately $457.3 million as of June 30, 2015.  The estimated budgeted BSF for fiscal year 2015-16 is approximately $461.4 million.
Sources of Tax Revenue
The following is a summary of the State’s major tax revenues.
Sales and Use Tax
The Arizona transaction privilege tax is commonly referred to as a sales tax, but it is actually a tax on the privilege of doing business in Arizona. The tax may be passed to the consumer but it is actually levied on the vendor.  The tax is levied on the gross receipts of a taxable business less any applicable deductions and in the amounts to be determined by the application of tax rates against such gross receipts. The tax is imposed on a variety of business classifications, including, without limitation, retail sales, restaurants, prime contracting, and personal property rentals.
The Arizona use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed or stored in the State.  Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales.  Use tax also applies to most leases of tangible personal property.
Personal Income Tax
The Arizona personal income tax is closely modeled after the federal income tax law.  It is imposed on net taxable income (gross income less exclusions and deductions).  Personal, dependent, and other credits are allowed against the gross tax liability.
Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts.
Corporate Income Tax
The corporate income tax is levied on corporations that engage in business within Arizona.
State Expenditure Limit
Article IX, Section 17 of the Arizona Constitution imposes a limit on the amount of State revenues that the Legislature may appropriate for a fiscal year to a percentage of Arizona personal income.  The Constitutional provision also defines the type of State revenues that are subject to the appropriations limit, which include taxes, university collections, licenses, fees and permits.  Certain revenues are excluded from the limitation, including interest and dividends, sales for services and rentals, federal grants and funding, donations and gifts, and amounts received in trust.
The JBC staff, in consultation with the Governor’s Office of Strategic Planning and Budgeting (“OSPB”), is required by statute to report the appropriations subject to the Constitutional limit.  This calculation is prepared by February 15th of each year and indicates the appropriations that are or will be subject to the limit in the previous, current and subsequent fiscal years.  The most recent calculations prepared by OSPB indicate that the appropriations subject to the limit, as a percent of Arizona personal income, were 5.84 percent for fiscal year 2014-5, and 5.66 percent for fiscal year 2015-16.

Retirement Benefits
The State contributes to four separate defined benefit pension plans for the benefit of all full-time employees and elected officials.  The Arizona State Retirement System (“ASRS”), a cost-sharing, multiple employer defined benefit plan, has reported increases in its unfunded liabilities.  The effect of the increase in ASRS’ unfunded liabilities on the State, or on the State’s and its employees’ future annual contributions to ASRS, are projected to increase in future years.
The Board of ASRS adopts annual contribution rates for the system. For the year ended June 30, 2016, active plan members were required by statute to contribute at the actuarially determined rate of 11.47 percent (11.35 percent for retirement and 0.12 percent for long-term disability) of the members’ annual covered payroll.    The State was also required by statute to contribute at the actuarially determined rate of 11.47 percent (10.85 percent for retirement, 0.50 percent for health insurance premium, and 0.12 percent for long-term disability) of the members’ annual covered payroll. For fiscal year 2017, active plan members actuarially determined contribution rate is 11.48 percent (11.34 percent for retirement and 0.14 percent for long-term disability) of the members’ annual covered payroll. The State is also required to contribute at the actuarially determined rate of 11.48 percent (10.78 percent for retirement, 0.56 percent for health insurance premium, and 0.14 percent for long-term disability) of the members’ annual covered payroll.
The Arizona Public Safety Personnel Retirement System (“PSPRS”), an agent multiple-employer defined benefit plan that covers public safety personnel who are regularly assigned to hazardous duties, for which the Arizona State Legislature establishes and may amend active plan members’ contribution rate, has reported increases in its unfunded liabilities.  The effect of the increase in PSPRS’ unfunded liabilities is expected to result in increased contributions by the State and its employees, however the specific impact on the State, or on the State’s and its employees’ future annual contributions to the PSPRS, cannot be determined at this time.
For the year ended June 30, 2015, active PSPRS members were required by statute to contribute 11.05 percent of the members’ annual covered payroll and the participating State agencies were required to contribute at the actuarially determined rates for their portion of the plan of 23.39 to 105.19 percent, as applicable, the aggregate of such employee and employer contributions being the total actuarially required amount.  The health insurance premium portion of the contribution rate was included in the actuarially determined rates previously stated.
Under PSPRS for the fiscal year ending June 30, 2016 and each subsequent fiscal year, the employee contribution rate is set by statute and calculated at the lesser of 11.65 percent or 33.3 percent of the sum of the member’s contribution rate from the preceding fiscal year, plus the aggregate computed employer contribution rate subject to a minimum employee contribution rate of 7.65 percent. The employer contribution rates are based upon an actuarial valuation.
It should be noted that the PSPRS Board of Directors has adopted a three year contribution rate phase-in associated with the Arizona Supreme Court decision which determined that the reduction in the permanent benefit increase enacted by the State Legislature in 2011 (Senate Bill 1609) was unconstitutional. Other litigation relating to the 2011 legislation remains outstanding. If the ultimate outcome overturns additional portions of the legislation, there will be further adverse impacts on the funded ratio and the actuarially determined contribution rates.
On February 16, 2016, the Governor of Arizona signed into law pension overhaul legislation which makes several changes to the PSPRS. The changes, which only affect new hires that start after July 1, 2017, will require new public employees to serve until the age of 55 before being eligible for full pension benefits. The new legislation will also cap pension benefits for new hires and split the cost of pensions 50/50 between employers and new employees; offer new hires the option of a 100 percent defined contribution plan and tie cost-of-living adjustments to the regional Consumer Price Index with a cap of 2 percent (the “COLA Provision”). As approved by the voters at an election held on May 17, 2016, the COLA Provision will also apply to current members of the PSPRS.
The Corrections Officers Retirement Plan (“CORP”), an agent multiple-employer defined benefit plan that covers certain State employees whose primary duties require direct inmate contact, for which the Arizona State Legislature establishes and may amend active plan members’ contribution rate, has reported increases in its unfunded liabilities.  The effect of the increase in CORP’s unfunded liabilities is expected to result in increased contributions by the State and its employees, however the specific impact on the State, or on the State’s and its employees’ future annual contributions to the CORP, cannot be determined at this time.
For the year ended June 30, 2015, active CORP members were required by statues to contribute 8.41 percent of the members’ annual covered payroll, and the participating State agencies were required to contribute at the actuarially determined rates for their portion of the plan of 6.93 to 17.0  percent, as applicable, the aggregate of such employee and employer contributions being the total actuarially required amount. The health insurance premium portion of the contribution rate was included in the actuarially determined rates previously stated.
The Elected Officials Retirement Plan (“EORP”), a cost-sharing, multiple employer defined benefit plan that covers State elected officials and judges, for which the Arizona State Legislature establishes and may amend active plan members’ contribution rate, has reported increases in its unfunded liabilities.  As of January 1, 2014 EORP is closed to new members. Pursuant to Arizona statute, the annual contribution for active members of EORP is 13 percent of the members’ covered payroll. Although the actuarially determined employer contribution rate for fiscal year 2016-17 is 95.56 percent of covered payroll, pursuant to current State law participating EORP employers are required to annually contribute 23.50 percent of covered payroll for elected officials and eligible judges. This amount is distributed to EORP, the Elected Officials Defined Contribution Retirement System (EODCRS) and the Arizona State Retirement (defined benefit) System (ASRS), depending on the retirement program in which each eligible employee participates. As a percent of covered payroll, the employer contribution rate, by statute, for EODCRS participating members is 6.00 percent; the employer contribution rate for ASRS participating members is 11.48 percent (11.34 percent for retirement and 0.14 percent for long-term disability) for fiscal year 2016-17; and all remaining employer contributions, up to 23.50 percent of the covered payroll of all elected officials and eligible judges, are remitted to EORP. The EORP employer contribution is additionally funded each year with designated state and county court fees and a $5,000,000 appropriation from the State general fund. For fiscal year 2016-17 the total EORP employer contribution is expected to be approximately $30,000,000 lower than the actuarially determined employer contribution.
Other Post-Employment Benefits
Beginning with the fiscal year that commenced on July 1, 2008, the State was required to implement GASB 45, Accounting by Employers for Other Post-Employment Benefits (“OPEB”), which requires reporting the actuarially accrued cost of post-employment benefits, other than pensions, such as health and life insurance for current and future retirees. GASB 45 requires that such benefits be recognized as current costs over the working lifetime of employees and, to the extent such costs are not pre-funded, the reporting of such costs as a financial statement liability.
State employees, their spouses and survivors may be eligible for certain retiree health care benefits under health care programs provided through the State. Employees on long-term disability and their spouses may also qualify for retiree health care benefits through the State. It is expected that substantially all State employees that reach normal or early retirement age while working for the State will become eligible for such benefits. Currently, such retirees may obtain the health care benefits offered by the State by paying 100 percent of the applicable health care insurance premium available to all participants, whether retired or not, in the State’s health care program.  The State makes no payments for OPEB costs for such retirees. Even though the retirees are paying 100 percent of the insurance premiums there is, however, according to GASB 45, an implicit rate subsidy since the retirees are paying a lower premium than what would be paid if the insurance premiums were based on the retiree’s age.

The State commissioned an actuarial valuation of the OPEB costs associated with the health care programs available to retirees through the State in order to meet the requirements of GASB 45. Based on that valuation, the financial impact to the State was $28.416 million as of June 30, 2015.
Litigation
The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

APPENDIX C
ADDITIONAL INFORMATION ABOUT THE COLORADO ECONOMY AND COLORADO OBLIGATIONS
The following information is a summary of certain factors affecting the credit and financial condition of the State of Colorado (“Colorado” or the “State”).  The sources of payment for Colorado municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities.  This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statements of issuers of Colorado municipal obligations, as available on the date of this Statement of Additional Information.  Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports.  Such information is included herein without the express authority of any Colorado issuer and is provided without regard to any events and that occurred since the date of the most recent publicly available report.
General Profile
Colorado became the 38th state of the United States of America when it was admitted to the union in 1876. Its borders encompass 103,718 square miles of the high plains and the Rocky Mountains, with elevations ranging from 3,315 to 14,433 feet above sea level. The current population of the State is approximately five million. The State’s major economic sectors include agriculture, professional and business services, manufacturing, technology, tourism, energy production and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate and other services.
Economic Outlook
The following discussion is based on the Focus Colorado: Economic and Revenue Forecast dated June 20, 2017 prepared by the Colorado Legislative Council Staff Economics Section.
The economic expansion is expected to continue to mature in 2017 and into 2018. Most economic indicators continue to show a growing economy. Low unemployment rates are signaling that labor markets are at full employment in most areas of the country, and job growth is slowing as firms struggle to find enough employees to fill open positions. Structural changes in the labor force make it unlikely that the pool of high-skilled workers will increase fast enough, which will lead to increased wages in some, but not all industries. Industries dominated by lower-skilled positions, however, are likely to see less wage pressure, as automation continues to impact labor demand.
After a slowdown during the summer of 2016, business investments and new orders for goods and services have rebounded in the first part of 2017 in tandem with an improving global economy. The stock market continues to show robust investor confidence on the expectation of a favorable regulatory environment. The strength of the economy is expected to allow the Federal Reserve to slowly raise interest rates and taper the money supply without triggering a recession.
Although the Colorado economy is growing at rates similar to the nation as a whole, it had the tightest labor market in the nation in May with an unemployment rate of 2.3 percent. Urban areas in

Colorado are growing faster than rural areas. The agriculture industry continues to struggle with low prices and rising debt, while persistent low natural gas and coal prices are constraining the western slope’s economy.
Structural changes in the economy, including the aging population, new shadow markets, and automation, are making it difficult for economists to determine where the economy’s productive capacity is and how the economy is performing relative to it. By many traditional measures, the economy is at or close to its capacity in most markets and at risk of overheating. If the economy is close to capacity, the risks to this forecast lean more to the downside, with a recession possible within or soon after the forecast period.
Gross Domestic Product
The U.S. economy expanded at a modest pace in the first quarter of 2017. Quarterly growth slowed from the fourth quarter of 2016 as household spending was flat and businesses reduced their inventories. After outpacing national economic growth following the recession, the Colorado economy continues to improve and is growing at a pace similar to the nation. The mining industry has reversed its drag on economic output, which is helping to boost growth in Colorado and other oil and gas-rich states.
Real gross domestic product (GDP), an estimate of the inflation-adjusted value of final U.S. goods and services, increased 1.6 percent in 2016. U.S. consumers, the main drivers for the U.S. economy, increased spending by 2.7 percent. Spending on big ticket items increased 5.8 percent in 2016, while spending on non-durable goods and services grew at more modest rates of 2.5 percent and 2.3 percent, respectively. Business investment declined in 2016, with less investment in buildings and equipment and a 73.8 percent decrease in private inventories. Meanwhile, government expenditures increased 0.8 percent, buoyed by increases in federal nondefense spending and state and local government investments, which offset decreases in defense spending.
In the first quarter of 2017, real GDP grew 1.2 percent based on consumer expenditures and private investment. Consumer expenditures accounted for about one third of the growth, driven by spending on nondurable goods and services. Business investments, primarily investments in equipment and new construction, accounted for most of the remainder of the growth. With a constrained labor supply, businesses may modestly increase capital investments to maintain productivity in lieu of finding qualified employees. Net exports had a small positive contribution to GDP growth, which was offset by a decrease in government spending.
Colorado economic activity continues to expand at a moderate pace. In the fourth quarter of 2016, real GDP increased 2.6 percent over the same quarter one year ago. Between the fourth quarter of 2014 and the fourth quarter of 2015, state GDP growth decelerated from a rate of 5.5 percent to a rate of 0.9 percent as the oil and natural gas sector contracted in response to the fall in oil prices. Economic activity began accelerating once again in late 2016 as the oil and natural gas sector began to recover. Recent economic growth has been broad-based across industries, with 17 of 20 industries expanding between the fourth quarter of 2015 and the fourth quarter of 2016.
•	Real U.S. GDP is expected to increase 2.1 percent in 2017 and 2.2 percent in 2018. Consumer spending will continue to drive growth, with business investment expected to accelerate due to the tight labor market and increased industrial production.

Labor Market
The U.S. labor market continued to add jobs in 2016, giving the nation seven consecutive years of job growth and falling unemployment rates. The tightening labor market is expected to limit the number of new jobs that can be filled and increase wage and inflation pressure in the economy through the forecast period. Wage pressures are expected to continue to be uneven across high- and low-skilled workers in large part due to ongoing structural shifts toward automation.
Employment growth has been solid nationally over the past two years, increasing 1.8 percent in 2016 and 1.6 percent in the first five months of 2017 compared with the same period in 2016. Monthly employment growth has averaged 162,000 jobs year-to-date.
Employment growth has exceeded the number of people entering the labor force, contributing to a tightening labor market and declining unemployment rates. The total labor force participation rate peaked at 67.1 percent in 2000 before gradually declining to 62.8 percent in 2016. The labor force participation rate has continued to fall through the last two business cycles, suggesting that it is tied to structural changes in the population and economy, which are unlikely to reverse quickly. The labor market is expected to continue to tighten as long as the economy continues to grow through the forecast period.
Colorado added 47,500 jobs between April 2016 and April 2017. After growing 2.3 percent in 2016, the pace of employment growth moderated to 1.8 percent year-to-date through April. The majority of industries in the state reported positive job gains. A growing population, improving economy, and shifting consumption patterns increased the demand for jobs in the leisure and hospitality, and accommodation and food services sectors. Similar to the nation, employment in Colorado’s mining sector remains lower than year-ago levels following a contraction in the sector during 2016 in response to lower global energy prices.
Colorado’s unemployment rate in April and May 2017 was 2.3 percent. This is the lowest rate in the nation and the lowest rate for Colorado since the series began in January 1976. Since May 2016, the labor force increased by 78,500, while the total employed population in the survey increased by 108,200. In order for Colorado business to continue filling jobs, the labor force will need to grow. This may come from aging workers choosing to stay in the labor force, in-migration, or a higher labor force participation rate. A tight labor market will lead to increased wage pressure for employees, and foregone productivity for businesses with open positions.
•	Colorado will continue to add jobs through the forecast period, although at a slower pace than recent years as labor market shortages constrain growth. Nonfarm employment in the state will increase 1.8 percent in 2017 and 1.7 percent in 2018. Colorado’s employment will grow as in-migrants fill open positions.
•	As the nation maintains full employment, U.S. nonfarm employment will increase 1.6 percent in 2017 and 1.3 percent in 2018.
Financial Markets
Investor sentiment has helped to extend the stock market rally despite a temporary dip in 2016. In the first quarter of 2017, companies in the S&P 500 reported 14.9 percent annual growth in profits. The Dow Jones Industrial Average increased 4.9 percent through May since the end of 2016, while the broader S&P index increased 5.8 percent. Although they have turned down somewhat in recent weeks, and technology stocks have increased in value even more than other firms as measured by the Nasdaq Composite Index and the Nasdaq 100.

Despite the sustained increase in stock prices, investors appear to be unconcerned about a fall in equity markets in the near term. The VIX index, a popular gauge of the level of fear in the financial markets, has been lingering near historical lows. The index is based on future and option prices over the next 30 days. When the VIX is low, it implies traders are expecting rising stock prices in the coming month, while a high VIX suggests traders are expecting falling prices. The VIX’s average since 2007 has been near 21; since the beginning of 2017 it has hovered around 12.
Business Income and Activity
During the second half of 2016 and the first quarter of 2017, demand for business goods and services increased. Many of the business indicators lagged in the first half of 2016 based on the fall in oil prices, associated decline in the value of refined petroleum products, a weak global economy, and the strong dollar. As uncertainty about the U.S. and global economies faded in the second half of the year, business investment increased and the oil and natural gas sector ceased being a drag on business activity.
Business investment, proprietors’ income, and corporate profits after tax rebounded in the second half of 2016 and have continued to increase through the first quarter of 2017. Investment in equipment and intellectual property increased 0.6 percent in 2016 and 2.7 percent in the first quarter of 2017 compared with year-ago levels. Corporate profits after tax increased between each quarter of 2016, growing 4.3 percent for the year. Proprietors’ income, which is a good proxy of income to small- and medium-sized businesses, increased 3.0 percent in 2016 before accelerating to 3.7 percent growth in the first quarter of 2017 compared with the first quarter of 2016.
The Institute for Supply Management (ISM) non-manufacturing business activity index and the manufacturing index both show expanding business activity. Values above 50 represent expansion. The manufacturing index has shown expanded business activity since September 2016, and was 54.8 in April 2017. The non-manufacturing business activity index has consistently shown more expansion than the manufacturing index; this trend persisted through the first four months of 2017. In April 2017, the non-manufacturing business activity index was 57.5.
Industrial production as measured by the Federal Reserve Board of Governors. increased 1.0 percent through the first four months of 2017, after declining 1.2 percent in 2016. Manufacturing and industrial production orders have begun to increase once again in 2017 amidst a gradual improvement in global economic activity despite continued strength in the U.S. dollar. Total new manufacturing orders increased 5.8 percent in the first three months of 2017 compared with the same period in 2016. Nondurable goods outpaced orders for durable goods, which increased 3.5 percent.
Kansas City Fed District. The Federal Reserve Bank of Kansas City produces a manufacturing index for businesses within its region (including Colorado) similar to the ISM index for the nation. The index for businesses in the region was 57.0 in March 2017. Regional manufacturing activity experienced rapid growth in February and March and moderated somewhat in April 2017. Expectations for factory orders were historically high on increased demand from the oil and gas industry and continued strong demand from other sectors of the economy. New orders for exports posted their highest readings in over five years.
Energy Markets
Oil and natural gas prices have increased from low levels in the first part of 2016, despite continued increases in oil reserves. Oil and natural gas production has been constant year-to-date. However, drilling activity has increased in Colorado and the nation. New technology and existing infrastructure allows oil and gas producers to increase production in response to any price fluctuations, which will keep prices near current levels throughout the forecast period. A ready supply and low prices for natural gas have allowed more energy to be produced in natural gas-fired power plants, replacing some electricity produced by coal. The U.S. Energy Information Administration expects electricity produced from natural gas to exceed electricity produced by coal in the summer of 2017 for the first time.
Attempting to boost global oil prices, the Organization of Petroleum Exporting Countries (OPEC) and several other oil producing countries implemented production limits in January. In May, OPEC extended their production limits through May 2018. These production targets did not result in a significant increase in the price of oil. While OPEC is limiting production, technological developments, including hydraulic fracturing and horizontal drilling, have reduced U.S. production costs and made access to previously unrecoverable deposits possible. This in turn has allowed U.S. producers to respond to price changes, which will continue to limit the price of oil into the future. Because of recent developments in the domestic oil and natural gas industry, 2016 marked the fifth consecutive year during which the U.S. was the world’s top producer of petroleum and natural gas hydrocarbons.
After bottoming out at $29.20 per barrel in January 2016, the price of oil slowly increased to $50.21 by May 2017. In the past six months, oil has hovered around $50 per barrel, reaching as high as $54 and dropping as low as $45. Oil prices are expected to increase modestly throughout the forecast period to $58 per barrel in 2019 as new technologies allow oil producers to quickly increase production in response to prices. Natural gas prices are expected to follow a similar pattern. Prices will increase from a low of $2.54 per thousand cubic feet in 2016 to approximately $3.95 in 2019.
While new drilling has been rising, crude oil production continues to fall, reflecting shifts made by producers to curb production in areas that are more costly to drill. The increased production over the past several years has added to ballooning oil stocks, limiting the demand for new oil and gas to be pulled from the ground. New drilling activity, as measured by active drilling rigs, increased in the second half of 2016 and the first half of 2017 as oil prices have stabilized and trended modestly upward.
In Colorado, energy industry investment has also picked up modestly and is expected to rise further with the recent increase in oil prices. The Denver-Julesburg Basin, located primarily in Weld County, is expected to experience the greatest increase in activity due to lower production costs relative to other areas in the U.S.
Household and Consumers
Personal income continues to rise across Colorado and the U.S. at rates slightly above regional inflation plus population growth. While Colorado has outpaced the nation in personal income growth since 2012, underlying components of personal income have shared similar growth patterns for the state and nation. In the first quarter of the year, U.S. personal income rose 4.4 percent over year-ago levels. Colorado data, which are only available through the fourth quarter of 2016, rose 4.4 percent compared with the last quarter of 2015. Comparatively, fourth quarter growth for the U.S. was 3.7 percent. Colorado wages and salaries, the largest component of personal income, rose 5.1 percent over year-ago levels in the fourth quarter, while wages and salaries nationally rose 3.9 over the same period.
Growth in wages and salaries has been the dominant factor in total personal income growth in both the U.S. and Colorado in recent years, consistent with historical trends during a maturing expansion. Contributing to recent acceleration in headline growth, dividends, interest, and rents have seen strong improvements, reflecting equities and real estate gains, as well as rising interest rates. Proprietors’ income, which reflects non-corporate business income, played a sizable role in Colorado personal income growth between 2011 and 2014. While Colorado’s small business economy expanded at a strong pace during this time, growth may in part reflect a recent change in the U.S. Bureau of Economic Analysis methodology for calculating state-level income. Since 2014, proprietors’ income growth has been relatively subdued, consistent with nationwide trends.
Consumer spending has increased for 29 consecutive quarters. However, there were signs of weakness in the advance estimate for the first quarter of 2017. Following revisions, personal consumption expenditures contributed 2.1 percent to real U.S. GDP last year, representing moderate acceleration from 2015’s 1.7 percentage point contribution. The advance estimate for the first quarter of 2017 indicates only a modest 0.2 percent contribution, with weakness across both goods and services.
The personal consumption expenditure measure used to calculate GDP includes household spending on both goods and services. A narrower consumer spending measure is the volume of retail sales made each month, which excludes most services. Retail sales have shown less strength than the consumption measure used in the GDP calculation.
Indicators for consumer spending at retail establishments in 2016 were muddied by price effects. U.S. retail sales increased 3.0 percent in 2016 on a nominal basis, outpacing headline inflation by just 1.7 percentage points. However, inflation includes the price of housing, health care, and education, which are not sold in stores. Increasing prices in those components of inflation will not be captured in the retail sales measure. Additionally, sagging energy and transport prices disproportionately impacted retail goods, depressing the amount of retail sales.
Weak pricing power across many retail sectors is becoming a problem for the industry, as well as for state and local governments that rely on sales tax collections. Competition from low-overhead online retailers has served to suppress prices for some goods while actually deflating prices for others. Thus, poor retail sales growth is more indicative of stagnant prices than weak consumer activity, though the impacts on retailers, and especially brick-and-mortar stores, are still weighted on the downside.
U.S. retail sales through May 2017 increased 3.9 percent relative to the same period last year. This is faster than growth in 2016, however there was a monthly decline in retail sales between April and May. Part of the year-over-year increase is attributable to faster inflation in fuel prices than other components of the CPI. Retail sales at gas stations increased 12.3 percent in the first five months of the year, outpacing all other retailer types.
The tight labor market in Colorado will boost wages, contributing to personal income growth of 5.3 percent in 2017 and 6.3 percent in 2018.
•	Nationally, personal income will increase 4.5 percent in 2017 and 5.9 percent in 2018.
•	Colorado retail sales will increase 5.0 percent in 2017 and 4.7 percent in 2018 as an increasing population and rising personal income support expanding sales.
Household Saving and Debt
Household balance sheets are evolving, with less mortgage debt and higher student loan, car loan, and credit card balances. The Federal Reserve Board of Governors’ quarterly report on household debt and credit shows total household debt grew to $12.68 trillion in the first quarter of 2017, surpassing the pre-recessionary peak reached in the third quarter of 2008. As a percentage of GDP, debt is near 2002 levels. Consumer debt service ratios remain below the historical average dating back to the 1980s. The savings rate for all U.S households continues to hover just below its historical average of 6.6 percent.
While the overall number of loans that are over 90 days delinquent has declined, several types of debt currently have rising delinquency rates. Nearly 11.0 percent of student loan accounts are over 90 days delinquent and have remained above 10.0 percent since the third quarter of 2012. While auto loans have lower overall delinquency rates than other types of credit, the number of auto loans that are over 90 days delinquent increased 8.5 percent between the first quarter of 2016 and the first quarter of 2017.
Residential Real Estate
A mature economic expansion, coupled with low vacancy rates, is driving home price appreciation throughout the U.S. and especially in Colorado. Developers are responding to a warming national market and scorching Front Range market with more residential units. Leading indicators for residential construction indicate that state and national housing stocks will grow through 2017 and early 2018, partially offsetting anticipated appreciation.
National housing construction starts increased 6.1 percent in 2016. Growth was disproportionately attributable to single family construction, up 10.0 percent, representing a shift away from permit growth dominated by the relatively inexpensive multi-family sector during earlier years of the expansion. Through March of this year, housing starts increased by 8.8 percent relative to the same period in 2016, indicating optimism among developers looking forward to additional demand for real estate at the national level.
Permitted residential construction in Colorado continues to outpace national housing starts to a significant extent. The number of permitted residential units grew 21.6 percent in 2016 and has increased 33.8 percent through March relative to the same period last year. The rates of growth in permitted construction are at their highest since 2012, when the real estate market began to recover from the trough of the Great Recession. While the number of permits issued in Colorado remains well below prerecession peak levels, construction is no longer historically low. The number of permits issued in 2016 most closely resembles the number of residential projects permitted in 1994 and 2006.
Even in the face of healthy increases in the housing stock, home prices continue to appreciate at a brisk pace in the U.S. and at a breakneck pace in Colorado. In 2016, the Case-Shiller 20-city composite home price index increased by 5.2 percent. The index aggregates price data from 20 major metropolitan real estate markets across the country, including the Denver metropolitan market. Denver’s index by itself registered home price appreciation of 9.2 percent, representing only slight deceleration from 2015. Because the Front Range economy has outperformed the rest of the country, and because purchasers include large numbers of new arrivals and millennial homebuyers, real estate values along the Front Range continue to increase even as the supply of housing increases.
The U.S. Federal Housing Finance Agency (FHFA) publishes transaction data for seven Colorado housing markets: Denver, Colorado Springs, Pueblo, Fort Collins, Boulder, Greeley, and Grand Junction. In the six markets east of the Continental Divide, home prices have exceeded pre-recession peak levels and continue to appreciate. The pace of appreciation differs across markets, with prices along the northern Front Range continuing to outpace those to the south of Denver. For information about regional economies in less populous areas of the state, see the regional sections of this document beginning on page 61.
High home prices, coupled with household formation among low-wealth millennials, have stoked demand for rental properties. In Colorado, the rental vacancy rate continues the downward trajectory it has followed since the beginning of the current expansion and now sits below 5 percent.
•	Demand for housing will remain strong throughout the forecast period, leading to more home construction. In Colorado, residential construction permits will increase 14.9 percent in 2017 based on brisk multi-family construction in the first part of the year. As the new multi-family housing is completed, permits will slow down, growing 2.8 percent in 2018.

Nonresidential Construction
Colorado’s nonresidential real estate market remains robust. Demand for warehouses and office space continues to drive nonresidential activity in Colorado. Persistently low vacancy rates and demand for regional distribution facilities from firms like Amazon and Walmart are buoying the industrial real estate market. The Denver office market also continues to see strong growth, with several new projects planned outside the central business district. The hotel industry continues to add new rooms in downtown Denver, but at a slower rate than previous years.
The total value of U.S. construction put in place for the first quarter of 2017 is at record highs. Nonresidential construction increased 1.0 percent between March 2017 and March 2016 primarily because of construction for lodging and office space. Publicly financed construction for transportation, water, and sewage treatment plants all declined in the first quarter of 2017 compared with the same period in 2016.
Experienced and skilled labor remains a major concern for the nonresidential construction industry. Several nonresidential construction market surveys continue to report that recruiting and retaining qualified staff is a growing issue, perhaps even preventing some developers from starting projects. Many construction workers left the industry during the Great Recession for other occupations and have not been replaced by new employees.
•	After record construction activity in 2016, the value of nonresidential construction in Colorado will decline 7.4 percent in 2017. Nonresidential construction will increase in 2018 by 10.2 percent.
Monetary Policy and Inflation
Indicators for consumer price inflation have been below consensus expectations thus far in 2017. The headline consumer price index reported by the U.S. Bureau of Labor Statistics indicates inflation of 1.9 percent in May 2017 over the same period last year. Statistics indicate, however, that consumer price appreciation is disproportionately attributable to volatile energy prices. Core inflation, which excludes energy and food, was pegged at 1.7 percent in May.
Slower-than-anticipated growth in housing prices (up 3.1 percent), medical care prices (up 2.7 percent), and apparel prices (down 0.9 percent) is keeping core inflation below the 2.0 percent rate targeted by the Federal Open Market Committee (FOMC). However, observers still broadly anticipate an additional increase in the target federal funds rate during 2017. The FOMC increased the target federal funds rate to between 1.00 percent and 1.25 percent at its June meeting. While persistently low inflation could delay FOMC action to raise rates further, low unemployment is expected to act as a mitigating factor in the Fed’s decision-making.
Following quantitative easing measures taken in response to the Great Recession, the Federal Reserve currently holds about $4.5 trillion in assets, principally Treasury securities, a traditional part of the balance sheet, and mortgage-backed securities. In 2014, the Fed ceased further expansion of its balance sheet and has been purchasing assets in volumes sufficient to replace those that reach maturity.
In June, the Fed signaled intentions to cut its balance sheet by allowing at least some securities to retire upon maturity, thereby reducing the money supply. Asset normalization is expected to occur gradually, with only a subset of securities allowed to mature without replacement at first.
Colorado consumer prices, as measured by the Denver-Boulder-Greeley consumer price index

(CPI), are increasing more quickly than those in other parts of the country. In 2016, the Denver-Boulder-Greeley CPI increased by 2.8 percent. Headline inflation was suppressed by relatively low energy prices, but core inflation came in at 4.0 percent, a high rate attributable in large part to soaring real estate prices and increasing rents. Shelter prices increased 5.9 percent in 2016, the only component of the measured basket of consumer goods to grow by more than 1.5 percent.
Global Economy
Global economic activity continued to gain momentum at the start of 2017, contributing to the rebound in manufacturing and export activity. While global economic activity is expected to strengthen further in 2017 and 2018, risks remain skewed to the downside on elevated political risk.
The value of the U.S. dollar remains elevated relative to foreign currencies, though the dollar has been trending downward over the past several months, primarily reflecting depreciation relative to the Mexican peso. The strong U.S. dollar means U.S. goods are comparatively more expensive than those of major foreign trade partners, weighing on U.S. exports and business operations abroad.
In spite of the U.S. dollar’s strength, exports continue to improve, reflecting the easing of the global manufacturing slowdown and higher energy prices. Following two consecutive years of declines, the value of U.S. exports rose 7.2 percent in the first quarter of 2017 over the same period last year, according to data published by WiserTrade. Improvements remain mixed across trade partners, though exports to the largest U.S. trade partners — Canada, Mexico, China (including Hong Kong), and Japan — all contributed heavily to 2017 gains year-to-date. Over the past two years, these top trade partners have accounted for about 45 percent of all exports. More than half of the first quarter gains in exports are attributable to growth in the value of exports of mineral fuel and related products, primarily reflecting higher crude oil prices. Gains were comparatively modest and mixed across other commodities.
Colorado exports rose 10 percent in the first quarter of the year, following two consecutive years of declines. Exports to Mexico and Canada accounted for a majority of the increase in exports, reflecting strong gains in the value of meat and edible meat offal exports.
In April, the International Monetary Fund (IMF) increased its World Economic Outlook slightly. The IMF now expects world output to grow at a pace of 3.5 in 2017, up a tenth of a percent from the January forecast. Improvements in the outlook for advanced economies, namely the United Kingdom, Japan, and Spain, accounted for the upward revision. Downward revisions in Latin American and oil-rich Middle Eastern countries were offset by upward revisions for China and Russia.
Economic activity in Canada continues to improve, marked by a rebound in manufacturing activity, acceleration in employment gains, and retail trade growth. Canada has also experienced a recent surge in housing starts, reflecting a robust housing market with strong home price appreciation. Future economic growth, however, may be muted by several factors. Export growth remains uncertain, on low energy prices and political risk surrounding multilateral trade agreements. Additionally, business investment continues to wane and wage growth has stagnated over the past year.
Political uncertainty continues to hang over the economy of Mexico, souring business investment and consumer sentiment. The economy continues to expand, though headwinds are mounting. In April, inflation rose above expectations to the fastest pace since 2009. Economic growth has slowed and inflation is expected to weigh on consumer activity in coming months. Tightening monetary policy could slow economic activity further. Elsewhere in Latin America, Brazil is poised to exit recession in 2017, following a painful recession in 2015 and 2016, though corruption scandals continue to threaten the outlook for the country’s economy. Meanwhile, Venezuela is confronting economic crisis, under low energy prices, political unrest, and rapidly mounting inflationary pressures.
The Eurozone continues to face an uneven economic landscape, with Spain, Germany, and France faring relatively well, while other regional economies remain more stagnant. Italy’s banking crisis and the ongoing Greek debt crisis continue to threaten the financial stability of the region. While recent elections suggest more continuity than change, political uncertainty remains elevated in the Eurozone. The United Kingdom continues to move closer to Brexit. Economic activity softened immediately following the Brexit vote in June of 2016, but has so far exceeded expectations in recent months. The start of 2017 was marked by stronger than expected hiring, and an uptick in construction and manufacturing activity.
Following two consecutive quarters of acceleration, China’s economic growth is expected to slow some through the remainder of 2017. State-sponsored infrastructure spending and a booming housing market drove growth over the past two quarters. Slower growth in retail sales, investment, and industrial production are expected to dampen prospects through the end of the year. China continues to implement rebalancing efforts aimed at transforming the county’s economy from an export and manufacturing orientation to a more self-sustaining, service oriented economy. The country continues to face financial risks, including capital flight, a large shadow banking industry, and mounting state-owned and private industry debt.
Agriculture
American agricultural producers continue to struggle. Elevated U.S. crop yields are flooding the market, pushing down prices. A strong dollar compounds the challenges faced by U.S. farmers, as international consumers turn to cheaper food supplies from other countries. The U.S. Department of Agriculture reports that U.S. wheat, corn, and alfalfa hay prices decreased 27.9 percent, 7.7 percent, and 15.5 percent, respectively, in 2016.
Declining income, low commodity prices, and low profit margins have hurt farm cash flow. Farm income in the Federal Reserve’s Tenth District, which includes Wyoming, Oklahoma, Colorado, Kansas, eastern Missouri and northern New Mexico, decreased for 15 consecutive quarters through the end of 2016. The Kansas City Federal Reserve’s Quarterly Survey of Agricultural Credit reported that 70 percent of Tenth District bankers expected farm incomes to continue to fall in the first quarter of 2017. Respondents also reported decreases in the value of farmland.
Low cash flow and reduced wealth have resulted in lower levels of household and capital spending and prompted many farmers to take on short-term loans. As farmers become more reliant on credit and crop prices remain low, concerns over debt solvency are rising. The Kansas City Fed reports that producers appear to be storing commodities in the hope of better prices in the future, selling them only when necessary to make loan payments.
Demographics
Demographic change plays an active role in economic activity across the U.S. and in Colorado, impacting the labor supply, as well as consumption and income patterns. An increasing share of the baby-boomer generation—those born between 1946 and 1964—is retiring, causing labor force participation to decline, and with it, slowing income and consumption growth. Colorado’s prime working age population, those ages 25 to 54, is projected to fall from a high of 47 percent in 2001 to 40.2 percent by 2020. The share of those aged 65 and older, conversely, is expected to rise, from a historical average of about 10 percent to more than 15 percent by 2020.
Income and consumption rise and fall with age. As the baby-boomer generation reached their 40s and 50s, the U.S. enjoyed a “demographic dividend”, marked by strong economic growth in the late 1990s and early 2000s. A demographic drag is now expected to impact the U.S. and Colorado economies for many years. The oldest baby-boomers reached age 65 in 2010. The youngest will reach retirement age in 2029.
Summary
Eight years after the end of the Great Recession, the expansion in both the Colorado and national economies is mature, with the nation at and Colorado beyond full employment. Employment growth will be constrained by the number of available workers through the forecast period. Employers are expected to be under considerable pressure to increase wages and provide other benefits to attract and retain their workforce.
Demand for housing is strong and continues to push up home prices even as the construction industry is adding new housing units to the market. The healthy labor market will allow consumers to continue to contribute modestly to economic growth. Their contribution will be muted by rising housing costs and interest rates.
The strength of the economy is expected to allow the Federal Reserve to gradually increase interest rates and reduce the money supply in 2017 and 2018. Modest improvements in the global economy have allowed some commodity prices, particularly oil and gas prices, to stabilize somewhat and improved global demand for U.S. exports. However, profits will be constrained by increasing wage pressure and rising input and debt management costs. Although inflationary pressure remains modest, these could build quickly if firms raise wages and pass the increased costs on to consumers and other businesses.
Risks to the Forecast
The economy is strong at the moment, but several risks, skewed toward the downside, threaten the outlook.
Downside. Economic growth could be tempered more than expected if employers are less able to fill vacant positons with qualified labor than assumed in this forecast. The Federal Reserve is entering uncharted territory in normalizing unprecedented monetary policy. The Federal Reserve has announced plans to increase short-term interest rates while simultaneously increasing long-run rates by reducing the Federal Reserve’s balance sheet. A large portion of the Treasuries securities on the balance sheet will mature in 2018 and 2019, increasing the potential for financial instability. In addition, the level of federal government spending and future fiscal policy may reduce GDP growth with proposed cuts to federal spending. Heightened geopolitical risk around the world could also result in unforeseen economic shocks.
Finally, the economy is at or near capacity in most markets and is at risk of overheating. Once the economy begins to operate beyond its productive capacity, the potential that an economic shock will trigger a recession increases. Structural changes ― such as the aging population, new shadow markets, and automation ― make it difficult to discern both where the economy’s productive capacity is and how the economy is performing relative to it. If the economy is operating further beyond its capacity than assumed in this forecast, a recession is possible within or soon after the forecast period.
Upside. This forecast assumes that employment growth and other economic inputs will be constrained with the economy at or near capacity. Productivity growth has been sluggish so far during the recovery, but it may accelerate allowing the economy to grow faster than expected without being constrained by the labor force. In addition, increased wages may spur household consumption and drive demand over and above the expectations in the forecast.

State Financial Information
The State Treasurer
The State Constitution provides that the State Treasurer is to be the custodian of public funds in the State Treasurer’s care, subject to legislative direction concerning safekeeping and management of such funds. The State Treasurer is the head of the statutorily created Department of the Treasury (the “State Treasury”), which receives all State moneys collected by or otherwise coming into the hands of any officer, department, institution or agency of the State (except certain institutions of higher education). The State Treasurer deposits and disburses those moneys in the manner prescribed by law. Every officer, department, institution and agency of the State (except for certain institutions of higher education) charged with the responsibility of collecting taxes, licenses, fees and permits imposed by law and of collecting or accepting tuition, rentals, receipts from the sale of property and other moneys accruing to the State from any source is required to transmit those moneys to the State Treasury under procedures prescribed by law or by fiscal rules promulgated by the Office of the State Controller.  The State Treasurer and the State Controller may authorize any department, institution or agency collecting or receiving State moneys to deposit such moneys to a depository to the State Treasurer’s credit in lieu of transmitting such moneys to the State Treasury.
The State Treasurer has discretion to invest in a broad range of interest bearing securities described by statute. All interest derived from the deposit and investment of State moneys must be credited to the General Fund unless otherwise expressly provided by law.
Tax and Revenue
Anticipation Notes
The Funds Management Act authorizes the State Treasurer, on behalf of the State, to issue and sell notes payable from the anticipated revenues of any one or more funds or groups of accounts to meet temporary cash flow shortfalls. Since 1984, with the exception of each of Fiscal Years 1990-91, 1991-92 and 1998-99, the State has issued tax and revenue anticipation notes, such as the Series 2013A Notes, pursuant to the Funds Management Act in order to fund cash flow shortfalls in the General Fund. For each of Fiscal Years 1990-91, 1991-92 and 1998-99, the State funded cash flow shortfalls by use of Borrowable Resources. All tax and revenue anticipation notes issued by the State have been paid in full when due.
Taxpayer’s Bill of Rights
General.  Article X, Section 20 of the State Constitution, entitled the Taxpayer’s Bill of Rights and commonly known as “TABOR,” imposes various fiscal limits and requirements on the State and its local governments, excluding “enterprises,” which are defined in TABOR as government-owned businesses authorized to issue their own revenue bonds and receiving less than 10% of their annual revenues in grants from all State and local governments combined. Certain limitations contained in TABOR may be exceeded with prior voter approval.
TABOR provides a limitation on the amount of revenue that may be kept by the State in any particular Fiscal Year, regardless of whether that revenue is actually spent during the Fiscal Year. This revenue limitation is effected through a limitation on “fiscal year spending” as discussed hereafter. Any revenue received during a Fiscal Year in excess of the limitations provided for in TABOR must be refunded to the taxpayers during the next Fiscal Year unless voters approve a revenue change.

TABOR also requires prior voter approval for the following, with certain exceptions: (i) any new State tax, State tax rate increase, extension of an expiring State tax or State tax policy change directly causing a net revenue gain to the State; or (ii) the creation of any State “multiple fiscal year direct or indirect ... debt or other financial obligation.”
Thirdly, TABOR requires the State to maintain an emergency reserve equal to 3% or more of its fiscal year spending (the “TABOR Reserve”) excluding bonded debt service, which (under applicable state law) may be expended only upon: (i) the declaration of a State emergency by passage of a joint resolution approved by a two-thirds majority of the members of both houses of the General Assembly and subsequently approved by the Governor; or (ii) the declaration of a disaster emergency by the Governor. The annual Long Aropriation Bill (the “Long Bill”) designates the resources that constitute the TABOR Reserve, which historically have consisted of portions of various State funds plus certain State real property. The amount of the TABOR Reserve for Fiscal Years 2013-14 and 2014-15 have been estimated by the General Assembly in the related Long Bills to be approximately $329.6 million and $361.5 million, respectively.
Fiscal Year Revenue and Spending Limits; Referendum C. As noted above, unless otherwise approved by the voters, TABOR limits annual increases in State revenues and fiscal year spending, with any excess revenues required to be refunded to taxpayers. Fiscal year spending is defined as all expenditures and reserve increases except those for refunds made in the current or next Fiscal Year or those from gifts, federal funds, collections for another government, pension contributions by employees and pension fund earnings, reserve transfers or expenditures, damage awards or property tax sales.
The maximum annual percentage change in State fiscal year spending is limited by TABOR to inflation (determined as the percentage change in U.S. Bureau of Labor Statistics Consumer Price Index for Denver-Boulder-Greeley, all items, all urban consumers, or its successor index) plus the percentage change in State population in the prior calendar year, adjusted for revenue changes approved by voters after 1991, being the base year for calculating fiscal year spending. TABOR provides for an automatic decrease in the State fiscal year spending limit when State TABOR revenues decline without a corresponding automatic increase in State fiscal year spending limit when State TABOR revenues increase. This can result in what is commonly referred to as the “ratchet down effect” whenever there is a decline in TABOR revenues.  The ratchet down effect occurs because each year’s TABOR limit is calculated based on the lesser of the prior year’s TABOR revenues or the prior year’s TABOR limit. In a year in which the State’s TABOR revenues are below the existing TABOR limit, the lesser amount is required to be used to calculate the following year’s TABOR limit. Unlike this automatic reduction, the only means of increasing the TABOR limit is with the approval of State voters. The State experienced the ratchet down effect when TABOR revenues declined by 13.1% between Fiscal Years 2000-01 and 2002-03, followed by an increase of 8.0% in Fiscal Year 2003-04.
Several measures were passed by the General Assembly during the 2005 legislative session in an effort to relieve State budget challenges, including statutory changes designed to mitigate the ratchet down effect of TABOR on the State’s finances.  One of two measures that were referred by the General Assembly to a statewide vote in November of 2005, designated “Referendum C,” was approved by State voters and thereafter codified as Sections 24-77-103.6 and 106.5, C.R.S.  The immediate impact of Referendum C was to preclude any ratchet down effect on the State beginning in Fiscal Years 2005-06. It also authorized the State to retain and spend any amount in excess of the TABOR limit in Fiscal Years 2005-06 through 2009-10. For Fiscal Years 2010-11 and thereafter, Referendum C created an Excess State Revenues Cap, or “ESRC,” as a voter-approved revenue change under TABOR that now serves as the limit on the State’s fiscal year revenue retention. The base for the ESRC was established as the highest annual State TABOR revenues received in Fiscal Years 2005-06 through 2009-10. This amount, being the revenues received in Fiscal Year 2007-08, is then adjusted for each subsequent Fiscal Year for inflation, the percentage change in State population, the qualification or disqualification of enterprises and debt service changes, each having their respective meanings under TABOR and other applicable State law.
 As a result of Referendum C, the State was able to retain the following amounts in excess of the previously applicable TABOR limit: $1.116 billion in Fiscal Year 2005-06, $1.308 billion in Fiscal Year 2006-07 and $1.169 billion in Fiscal Year 2007-08. TABOR revenues did not exceed the TABOR limit in either of Fiscal Years 2008-09 or 2009-10. TABOR revenues exceeded the TABOR limit in Fiscal Years 2010-11, 2011-12 and 2012-13 by $0.771 billion, $1.473 billion and $1.860 billion, respectively, although no refunds were required because such revenues were below the applicable ESRC.
The OSPB December 2016 Revenue Forecast states that TABOR revenues in Fiscal Years 2014-15 through 2017-18 exceeded, or are forecast to exceed, the TABOR limit by $2.384 billion, $2.470 billion, $2.446 billion and $2.713 billion, respectively, resulting in the State being $169.7 million above the actual ESRC in Fiscal Year 2014-15, $49.9 million below the projected ESRC in Fiscal Year 2015-16, $152.2 million below the projected ESRC in Fiscal Year 2016-17 and $224.7 million above the projected ESRC in Fiscal Year 2017-18.
A refund of $153.7 million of the Fiscal Year 2014-15 excess was scheduled to be made to taxpayers via their 2015 tax returns. The other $19.6 million of the excess resulted from a reclassification of revenue transferred from the Unclaimed Property Fund to the Adult Dental Fund as being subject to TABOR. This money helps fund dental services for adults under the Medicaid program. Previously, the money was not counted as TABOR revenue. However, the legal analysis and audit review on this occurred after refund amounts were established for State income tax forms. Such adjustments and audit findings have occurred in the past and the process calls for the money to be refunded in the next year a refund is due, which, according to the Office of State Planning and Budgeting (“OSPB”) December 2016 Revenue Forecast, will be Fiscal Year 2017-18. In addition to the $19.6 million adjustment, a net $14.1 million in revenue was recently identified as being exempt from TABOR in Fiscal Year 2014-15 that was previously counted as nonexempt. Most of this amount is from revenue received by the Department of Public Safety. This change will offset a portion of the $19.6 million increase to refunds from the Fiscal Year 2014-15 transfer to the Adult Dental Fund in the next year a refund is due. For Fiscal Year 2017-18, the TABOR refund amount is expected to be $247.7 million, which includes the projected $224.7 million above the ESRC plus the adjustments noted above and an estimated remaining $17.5 million that was under-refunded for Fiscal Year 2014-15.
Referendum C also creates the “General Fund Exempt Account” within the General Fund, to which there is to be credited moneys equal to the amount of TABOR revenues in excess of the TABOR limit that the State retains for a given Fiscal Year pursuant to Referendum C.  Such moneys may be appropriated or transferred by the General Assembly for the purposes of: (i) health care; (ii) public elementary, high school and higher education, including any related capital construction; (iii) retirement plans for firefighters and police officers if the General Assembly determines such funding to be necessary; and (iv) strategic transportation projects in the Colorado Department of Transportation (“CDOT”) Strategic Transportation Project Investment Program.
Voter Approval to Retain and Spend Certain Marijuana Taxes Associated with Proposition AA. At the general election held on November 3, 2015, the State’s voters authorized the State to retain and spend $66.1 million in sales and excise taxes on the sale of marijuana and marijuana products (“Marijuana Taxes”) authorized by Proposition AA approved by the State’s voters in November of 2013 that would otherwise have been subject to a required refund to taxpayers in Fiscal Year 2015-16 pursuant to TABOR. House Bill (“HB”) 15-1367, which referred the measure (Proposition BB) to the State’s voters, also provides for the allocation of the retained amount for public school capital construction, for various purposes such as law enforcement, youth programs and marijuana education and prevention programs and for use by the General Fund for any purpose. For more information on how these amounts are treated in the General Fund, see the discussion in “General Fund and State Education Fund Budget” in the OSPB December 2016 Revenue Forecast. HB 15-1367 also reduces the 10% special sales tax on retail marijuana sales to 8% starting in Fiscal Year 2017-18, subject, however, to later reinstatement without additional voter approval under the circumstances provided therein.
State Funds
The General Fund. The principal operating fund of the State is the General Fund. All revenues and moneys not required by the State Constitution or statutes to be credited and paid into a special fund are required to be credited and paid into the General Fund. The major revenue sources to the General Fund are individual and corporate income taxes and sales and use taxes. The State also imposes excise taxes on the sale of cigarettes, tobacco products and liquor, and receives revenues from a diverse group of other sources such as insurance taxes, pari-mutuel taxes, interest income, court receipts and gaming taxes.
Other Funds. The State also maintains a large number of statutorily created special funds for which specific revenues are designated for specific purposes.
Budget Process and Other Considerations
Phase I (Executive). The budget process begins in June of each year when State departments reporting to the Governor prepare both operating and capital budgets for the Fiscal Year beginning 13 months later. In August, these budgets are submitted to the OSPB, a part of the Governor’s office, for review and analysis.  The OSPB advises the Governor on departmental budget requests and overall budgetary status. Budget decisions are made by the Governor following consultation with affected departments and the OSPB. Such decisions are reflected in the first budget submitted in November for each department to the Joint Budget Committee of the General Assembly (the “JBC”), as described below. In January, the Governor makes additional budget recommendations to the JBC for the budget of all branches of the State government, except that the elected executive officials, the judicial branch and the legislative branch may also make recommendations to the JBC for their own budgets.
Phase II (Legislative). The JBC, consisting of three members from each house of the General Assembly, develops the legislative budget proposal embodied in the Long Bill, which is introduced in and approved by the General Assembly. Following receipt of testimony by State departments and agencies, the JBC marks up the Long Bill and directs the manner in which appropriated funds are to be spent. The Long Bill includes: (i) General Fund appropriations, supported by general purpose revenue such as taxes; (ii) General Fund Exempt appropriations primarily funded by excess TABOR revenues retained under Referendum C; (iii) cash fund appropriations supported primarily by grants; transfers and departmental charges for services; (iv) re-appropriated appropriations funded by transfers and earnings appropriated elsewhere in the Long Bill; and (v) estimates of federal funds to be expended, most of which are not subject to legislative appropriation. The Long Bill usually is reported to the General Assembly in March or April with a narrative text. Under current practice, the Long Bill is reviewed and debated in party caucuses in each house. Amendments may be offered by each house, and the JBC generally is designated as a conference committee to reconcile differences.  The Long Bill always has been adopted prior to commencement of the Fiscal Year in July. Specific bills creating new programs or amending tax policy are considered separately from the Long Bill in the legislative process. The General Assembly takes action on these specific bills, some of which include additional appropriations separate from the Long Bill. The Long Bill for Fiscal Year 2016-2017 was adopted by the General Assembly in April of 2017.

Phase III (Executive). The Governor may approve or veto the Long Bill or any specific bills. In addition, the Governor may veto line items in the Long Bill or any other bill that contains an appropriation. The Governor’s vetoes are subject to override by a two-thirds majority of each house of the General Assembly. The Long Bill for Fiscal Year 2016-2017 was approved and signed by the Governor on May 3, 2016.
Phase IV (Legislative). During the Fiscal Year for which appropriations have been made, the General Assembly may increase or decrease appropriations through supplemental appropriations. Any supplemental appropriations are considered amendments to the Long Bill and are subject to the line item veto of the Governor.
Revenues and Unappropriated Amounts. For each Fiscal Year, a statutorily defined amount of unrestricted General Fund year-end balances is required to be retained as a reserve (as previously defined, the “Unappropriated Reserve”), which may be used for possible deficiencies in General Fund revenues. Unrestricted  General Fund revenues that exceed the required Unappropriated Reserve, based upon revenue estimates, are then available for appropriation. In response to economic conditions and their effect on estimated General Fund revenues, the General Assembly periodically modifies the required amount of the Unappropriated Reserve. The Unappropriated Reserve for Fiscal Years 2008-09 and 2009-10 was reduced from previously designated 4.0% to 2.0% of the amount appropriated for expenditure from the General Fund in each such Fiscal Year.  The Unappropriated Reserve for Fiscal Years 2010-11 and 2011-12 increased to 2.3% and 4.0%, respectively, of the amount appropriated for expenditure from the General Fund in such Fiscal Years. The Unappropriated Reserve for Fiscal Years 2012-13 and 2013-14 is 5.0% of the amount appropriated for expenditure from the General Fund in such Fiscal Years. However, if annual growth in Statewide personal income exceeds 5.0%, the Unappropriated Reserve is required to be increased by 0.5% each year thereafter until it reaches 6.5%.
The OSPB December 2016 Revenue Forecast indicates that the State ended Fiscal Year 2015-16 with reserves of $49.7 million in excess of the Unappropriated Reserve requirement and that, based upon the current budget for Fiscal Year 2016-17 and the Governor’s November 2016 budget request, the State will end Fiscal Year 2016-17 with reserves of $118.7 million below the Unappropriated Reserve requirement and will end Fiscal Year 2017-18 with reserves of $52.4 million below the Unappropriated Reserve requirement. These figures are based on revenue and budget information available when the OSPB December 2016 Revenue Forecast was completed and are subject to change in subsequent OSPB revenue forecasts based on new information on revenue and expenditures. Amendments to the Governor’s budget request were submitted to the General Assembly in January 2017.
Expenditures; The Balanced Budget and Statutory Spending Limitation.  The State Constitution requires that expenditures for any Fiscal Year not exceed available resources for such Fiscal Year.  Total unrestricted General Fund appropriations for each Fiscal Year are limited as provided in Section 24-75-201.1, C.R.S. For the Fiscal Years discussed in this Official Statement to and including Fiscal Year 2008-09, total General Fund appropriations were limited to: (i) such moneys as are necessary for reappraisals of any class or classes of taxable property for property tax purposes as required by Section 39-1-105.5, C.R.S., plus (ii) the lesser of (a) an amount equal to 5% of Colorado personal income (as reported by the U.S. Bureau of Economic Analysis for the calendar year preceding the calendar year immediately preceding a given Fiscal Year) or (b) an amount equal to 106% of General Fund appropriations for the previous Fiscal Year.  Per SB 09-228, for Fiscal Years 2009-10 and thereafter, total General Fund appropriations are limited to the sum of the amount stated in (i) above plus an amount equal to 5% of Colorado personal income.
Excluded from this appropriations limit are: (i) any General Fund appropriation that, as a result of any requirement of federal law, is made for any new program or service or for any increase in the level of service for any existing program beyond the existing level of service; (ii) any General Fund appropriation that, as a result of any requirement of a final State or federal court order, is made for any new program or service or for any increase in the level of service for an existing program beyond the existing level of service; or (iii) any General Fund appropriation of any moneys that are derived from any increase in the rate or amount of any tax or fee that is approved by a majority of the registered electors of the State voting at any general election.
The limitation on the level of General Fund appropriations may be exceeded for a given Fiscal Year upon the declaration of a State fiscal emergency by the General Assembly, which may be declared by the passage of a joint resolution approved by a two-thirds majority vote of the members of both houses of the General Assembly and approved by the Governor.
See “Taxpayer’s Bill of Rights” above for a discussion of fiscal year spending and revenue limits imposed on the State by TABOR and changes to these limits as the result of the approval of Referendum C.
Fiscal Year Spending and Emergency Reserves.  Through TABOR, the State Constitution imposes restrictions on increases in fiscal year spending without voter approval and requires the State to maintain the TABOR Reserve. See “Taxpayer’s Bill of Rights” under this caption for a discussion of the effects of the State Constitution on the State’s financial operations.
Investment and Deposit of State Funds
The State Treasurer is empowered by Articles 36 and 75 of Title 24, C.R.S., as well as other State statutes, to invest State funds in certain public and non-public fixed income securities. In making such investments, the State Treasurer is to use prudence and care to preserve the principal and to secure the maximum rate of interest consistent with safety and liquidity. The State Treasurer is also required to formulate investment policies regarding the liquidity, maturity and diversification appropriate to each Fund or pool of funds in the State Treasurer’s custody available for investment. In accordance with this directive, the State Treasurer has developed standards for each portfolio to establish the asset allocation, the level of liquidity, the credit risk profile, the average maturity/duration and performance monitoring measures appropriate to the public purpose and goals of each Fund.
The State Treasurer is also authorized to deposit State funds in national or state chartered banks and savings and loan associations having a principal office in the State and designated as an eligible public depository by the State Banking Board or the State Commissioner of Financial Services, respectively. To the extent that the deposits exceed applicable federal insurance limits, they are required to be collateralized with eligible collateral (as defined by statute) having a market value at all times equal to at least 100% of the amount of the deposit that exceeds federal insurance (102% for banks).
General Fund Budget Overview
The following discussion is based on the Focus Colorado: Economic and Revenue Forecast dated June 20, 2017 prepared by the Colorado Legislative Council Staff Economics Section.
FY 2016-17. The General Fund is expected to end the year with a 4.6 percent reserve, $136.6 million lower than the budgeted 6.0 percent reserve. This shortfall incorporates the impact of an estimated $53.3 million diversion of income taxes from the General Fund to cover the costs of severance tax refunds pursuant to Senate Bill 16-218. Revenue subject to TABOR is expected to fall short of the Referendum C cap by $281.4 million.

FY 2017-18. The General Fund is expected to end the year with a 4.8 percent reserve, $171.9 million lower than the budgeted 6.5 percent reserve. Of this amount, $136.6 million is the result of the FY 2016-17 shortfall, which reduces the beginning reserve for FY 2017-18. Revenue subject to TABOR is expected to fall short of the Referendum C cap by $430.1 million.
FY 2018-19 — Unbudgeted.  Assuming the FY 2017-18 shortfall is addressed by reducing the reserve and therefore carried forward into FY 2018-19, the General Assembly will have $531.3 million, or 4.8 percent, more to spend or save in the General Fund than what is budgeted to be spent in FY 2017-18. This amount assumes a fully funded 6.5 percent reserve in FY 2018-19.
State Education Fund. The Colorado Constitution requires the State Education Fund to receive one-third of one percent of taxable income. In addition, the General Assembly has at different times authorized the transfer of additional moneys from the General Fund to the State Education Fund. Money in the State Education Fund is required to be used to fund kindergarten through twelfth grade public education. However, additional revenue in the State Education Fund does not affect the overall flexibility of the General Fund budget.
General Fund Transfers to Transportation and Capital Construction.
Senate Bill 17-267, which authorized up to $1.2 billion in certificates of participation for transportation projects, repealed transfers from the General Fund to the Highway Users Tax Fund in FY 2018-19 and FY 2019-20 previously specified by Senate Bill 17-262.
Tax Policies Dependent on Sufficient General Fund Revenue
The availability of three tax policies is dependent on the amount of money available in the General Fund during the forecast period. Of these, two are only available when the Legislative Council Staff forecast indicates that General Fund revenue will be sufficient to allow General Fund appropriations to increase by at least 6 percent. Revenue did not meet this requirement in FY 2015-16 and is not expected to meet it through at least FY 2018-19, the end of the forecast period. As a result, the sales tax refund for cleanrooms was not available from July 2016 through June 2017 and is repealed thereafter. In addition, the historic property preservation tax credit will not be available in tax years 2016 and 2017 and is not expected to be available in tax year 2018.
The child care expenses tax credit will not be available for tax year 2017. The child care expenses income tax credit was extended for three years by House Bill 17-1002. The bill requires the three-year period during which the tax credit is extended to shift forward in time from tax years 2017 through 2019 to tax years 2018 through 2020 if this forecast predicts that the General Fund will have less than $2.9 million available in the General Fund in excess of the required 6.0 percent reserve at the end of FY 2016-17. Because a shortfall is predicted by this forecast, the credit will be available for tax years 2018 through 2020.
Tabor Outlook
State revenue fell short of the Referendum C cap by $122.1 million in FY 2015-16, and is expected to remain below the Referendum C cap through the forecast period. Specifically, state revenue is estimated to fall short of the cap by $281.4 million in FY 2016-17, $430.1 million in FY 2017-18, and $420.6 million in FY 2018-19. Based on these projections, the state will not issue TABOR refunds through at least tax year 2019.
Senate Bill 17-267 will repeal the state’s existing hospital provider fee at the end of FY 2016-17 and create a similar fee in a TABOR-exempt enterprise. This portion of the bill is expected to reduce state revenue subject to TABOR by $584.9 million in FY 2017-18 and by $844.1 million in FY 2018-19 relative to what otherwise would have been collected. The bill offsets a portion of this reduction by applying a $200.0 million downward adjustment to the Referendum C cap in FY 2017-18; this amount is effectively increased by inflation and population growth in subsequent fiscal years.
TABOR surplus. Article X, Section 20 of the Colorado Constitution (TABOR) limits state fiscal year spending, the amount of revenue the state may retain and either spend or save each year. The limit is equal to the previous year’s limit or revenue, whichever is lower, adjusted for inflation, population growth, and any revenue changes approved by voters. Referendum C, approved by voters in 2005, is a permanent voter-approved revenue change that raises the amount of revenue the state may spend or save.
Referendum C allowed the state to spend all revenue collected above the limit during a five-year timeout period covering FY 2005-06 through FY 2009-10. Beginning in FY 2010-11, Referendum C allows the state to retain revenue collected above the TABOR limit base up to a capped amount. The cap is based on the amount of state revenue collected in FY 2007-08, adjusted annually for inflation and population growth. It is always grown from the prior year’s cap, regardless of the level of revenue collected. However, Senate Bill 17-267 applies a $200.0 million one-time downward adjustment to the Referendum C cap in FY 2017-18 and requires that the cap for FY 2018-19 and subsequent years be grown from this reduced level.
When revenue exceeds the cap, TABOR requires the surplus to be refunded during the following fiscal year. Additionally, state law requires adjustments to the refund amount based on over-refunds or under-refunds of previous TABOR surpluses. Most recently, revenue exceeded the Referendum C cap in FY 2014-15, prompting TABOR refunds on returns for tax year 2015. The amount of the FY 2014-15 refund obligation is now estimated to have been $159.4 million, adjusting for accounting errors discovered after refunds were issued. To date, the state has refunded $137.3 million of this obligation. For this reason, the amount of the next TABOR refund is expected to differ from the next TABOR surplus by $22.1 million as described below.
Refunds issued for tax year 2015. At the time when tax forms were printed, the refund obligation for FY 2014-15 was estimated at $153.7 million. The amounts of refunds available to individual taxpayers were chosen to refund this amount. As of May 31, 2017, the Department of Revenue reports that refunds issued for tax year 2015 total $137.3 million, or $16.4 million less than the administered surplus.
Adjustments to the FY 2014-15 TABOR schedule. The Office of the State Controller discovered adjustments to the FY 2014-15 TABOR schedule after tax forms were printed. These include:
•	$19.6 million subject to TABOR in the Department of Health Care Policy and Financing originally accounted as exempt;
•	$4.1 million subject to TABOR in the Department of Agriculture and the State Fair Authority originally accounted as exempt;
•	$0.3 million subject to TABOR in the Department of Natural Resources originally accounted as exempt;
•	$18.3 million exempt funds in the Department of Public Safety originally accounted as fiscal year spending; and
•	$0.1 million exempt funds in the Department of the Treasury originally accounted as fiscal year spending.

These adjustments will add a net of $5.7 million to the TABOR refund obligation when the state next refunds a surplus. Combined with the under-refund of the administered surplus, the total under-refund for the FY 2014-15 surplus is estimated at $22.1 million. This amount will be refunded with the next administered TABOR surplus, which is not expected during the current forecast period.
Amount encumbered for FY 2014-15 refunds. The General Assembly encumbered $169.7 million in the General Fund for payment of the refund obligation generated by the FY 2014-15 surplus. This amount is reflected in the comprehensive annual financial report for FY 2015-16. State fiscal year spending for FY 2014-15 exceeded the Referendum C cap by $155.8 million, less than the amount originally projected. The $13.9 million difference represents an over-encumbrance of revenue.
TABOR refund mechanisms. Senate Bill 17-267 altered the mechanisms that will be used to issue TABOR refunds in future years. Beginning in FY 2017-18, the bill declares that disbursements made to local governments for their revenue loss associated with two property tax exemptions, the senior homestead exemption and the disabled veterans property tax exemption, may constitute TABOR refunds. Thus, in future years, any administered TABOR refund less than the amount disbursed to offset these exemptions will not trigger the six-tier sales tax refund mechanism or the temporary income tax rate reduction. In years when the amount to be refunded exceeds local property tax losses attributable to the two exemptions, one or both of the other mechanisms will be used in addition to the property tax backfill.
General Fund Revenue
This section presents the Legislative Council Staff outlook for General Fund revenue, which provides the state’s main source of revenue for operating appropriations.
Following modest growth in FY 2015-16, growth in General Fund collections accelerated in FY 2016-17, albeit at a more modest pace than expected in March. General Fund collections are expected to grow 3.5 percent in FY 2016-17 before accelerating further in FY 2017-18, boosted by marijuana special tax revenue increases under Senate Bill 17-267, rising wage pressures, and further improvements in consumer spending and business activity. Growth in General Fund revenue is expected to outpace statewide inflation and population growth in FY 2017-18 and FY 2018-19, though uncertainty over federal tax policy remains a risk to the forecast. The late stage of the economic expansion also poses significant risks to the revenue outlook; growing scarcity of and rising wage pressure for high-skilled labor may mute business growth.
The outlook for General Fund revenue in FY 2016-17 was reduced relative to the March forecast by $135.2 million (1.3 percent), on lower expectations for individual income tax revenue. Revenue is expected to be $22.7 million (0.2 percent) higher in FY 2017-18 as a stronger sales tax forecast, in part resulting from the marijuana tax changes under SB17-267, more than offset lower expectations for individual income taxes. Additional information regarding the main sources of revenue to the General Fund is provided below.
Legislative impacts. Legislation passed in 2017 is expected to increase revenue slightly in FY 2017-18 and reduce revenue by a negligible amount in FY 2018-19. Senate Bill 17-267 will increase revenue from the marijuana special sales tax to the General Fund. However, the bill also requires transfers from the General Fund, resulting in a net impact of $12.0 million in FY 2017-18 and $25.7 million in FY 2018-19.
Legislative Council Staff revenue forecasts will assume that expiring tax credits (tax credits with an upcoming repeal date) will continue. This change in practice is consistent with budgeting assumptions used for programs with a repeal (or “sunset”) date and will allow greater consistency in the revenue and expenditure impacts reported in fiscal notes. In the future, fiscal notes for bills extending expiring tax credits will report a “continuing” revenue impact and these bills will not require budget balancing.

Triggered tax expenditure impacts. Triggered tax expenditure impacts are expected to be triggered off through the remainder of the forecast period due to insufficient General Fund revenue or the absence of a TABOR surplus.
Individual income taxes. Individual income taxes are the state’s largest source of tax revenue, representing nearly two-thirds of gross General Fund revenue. Uncertainty over federal tax policy changes dampened revenue in FY 2016-17, as some taxpayers held off selling assets and claiming certain sources of income on anticipation of federal tax cuts. This dampened tax collections from estimated payments (quarterly payments made by self-owned businesses and taxpayers with large income tax liabilities) and cash with returns (payments made when taxpayers file income tax returns), and boosted income tax refunds. FY 2016-17 also saw a jump in tax credits claimed—in particular, the nonrefundable credit for taxes paid to other states.
Wage withholding (income taxes withheld from employee paychecks) is the largest component of individual income taxes. Tax revenue from withholding accelerated in 2017 with rising wage pressure and job growth. Withholding is expected to continue to outpace inflation and population growth slightly over the remainder of the forecast period, offsetting drags from the other three components.

In FY 2017-18 and FY 2018-19, individual income tax collections are expected to grow 6.8 percent and 5.6 percent, respectively. Relative to the March forecast, expectations for individual income tax collections were revised downward by $144.6 million in FY 2016-17, $67.0 million in FY 2017-18, and $105.7 million in FY 2018-19. Revisions primarily reflect lower expectations for capital gains and higher expectations for income tax refunds.
Sales taxes. The 2.9 percent state sales tax is assessed on the purchase of goods, except those specifically exempted, and a relatively small collection of services. Revenue from the tax accounts for slightly more than a quarter of gross General Fund revenue. Revenue is projected to exceed $2.8 billion for the current fiscal year, up 6.2 percent from last year. This estimate includes the TABOR-exempt special sales tax on retail marijuana; subtracting this revenue, sales tax collections are projected to grow 5.3 percent to $2.7 billion.
Netting out marijuana taxes, sales tax revenue is expected to increase 5.0 percent in both FY 2017-18 and FY 2018-19. This moderate pace of growth reflects strength in consumer sentiment and rising wage pressure, balanced against a shift toward the consumption of untaxed services and weak pricing power among retailers. Nationally, demographic changes are transforming the makeup of consumer spending, with purveyors of housing, health care, and education services capturing an increasing share of consumption. At the same time, competition from low-cost online retailers is suppressing inflation in prices for many taxable goods.
Use taxes. The 2.9 percent state use tax is due when sales tax is owed but is not collected at the point of sale. Use tax revenue is largely driven by capital investment among manufacturing, energy, and mining firms. Use tax collections dropped considerably during 2015 and 2016, reflecting a contraction in energy industry capital investment that has since reversed. Use tax revenues are projected to grow 6.2 percent and 8.4 percent in FY 2016-17 and FY 2017-18, respectively.
Expectations for FY 2017-18 assume the implementation of House Bill 10-1193, which requires out-of-state retailers, including online retailers, not collecting sales taxes to notify customers and the Department of Revenue of customers’ state use tax obligations. Implementation of the bill had been stayed pending resolution of an ongoing legal dispute and will affect sales made by out-of-state retailers for the first time during 2017. This forecast assumes that retailers will choose to comply with the law by notifying consumers of their use tax obligation rather than collecting sales taxes. Notifications are required to be issued by January 31st for purchases made during the prior calendar year, and consumers are required to remit use taxes by April 15th for the prior year’s purchases. The fiscal impacts of this policy change are uncertain at this time. This forecast assumes a $6.6 million increase in use tax compliance during FY 2017-18, which will boost the use tax collections base modestly for subsequent fiscal years.
Corporate income taxes. In FY 2016-17, corporate income tax collections are expected to decline 19.9 percent to $522.7 million. Corporate earnings were weak in the first half of the fiscal year but have rebounded in the second half as energy markets have stabilized. Collections are expected to reach $632.8 million in FY 2017-18, a 21.1 percent increase as rising economic activity continues to boost corporate profits. Despite expectations for a strong economy in FY 2018-19, collections are expected to decline 1.1 percent as rising wage pressure slows growth in corporate profits and legislation passed during the 2017 session reduces revenue. This legislation includes the following tax policy changes: SB17-299 which reduced the apportionment factor for companies with a datacenter in Colorado; HB17-1356, which allows some economic development tax credits to be transferred; and SB17-267, which increased the tax credit for property taxes paid on business personal property.
Compared to the March forecast, corporate income tax collections were revised upward by $4.9 million in FY 2016-17, and $11.7 million in FY 2017-18 on higher than expected collections to date through May 2017.
Cash Fund Revenue

The largest sources of cash fund revenue subject to TABOR are motor fuel taxes and other transportation-related revenue, the Hospital Provider Fee, gaming taxes, and severance taxes. The end of this section also presents the forecasts for marijuana sales and excise tax, federal mineral lease, and unemployment insurance revenue. These forecasts are presented separately because they are not subject to TABOR limitations.
Cash fund revenue subject to TABOR totaled $2.93 billion in FY 2015-16. This revenue is expected to fall 4.1 percent to $2.81 billion in FY 2016-17. The large decline in Hospital Provider Fee revenue and a smaller decline in the other cash fund category will be mostly offset by increases in transportation-related, severance tax, and marijuana sales tax. Year-over-year changes in other cash fund categories are minimal.
Total cash fund revenue subject to TABOR will decrease further by 16.6 percent to $2.34 billion in FY 2017-18, as the Hospital Provider Fee is repealed and replaced by the Healthcare Affordability and Sustainability Fee that is administered by a TABOR-exempt enterprise. Cash fund revenue subject to TABOR is projected to rebound 4.2 percent from this lower level to $2.44 billion in FY 2018-19, as most revenue sources are projected to continue to rise.
Transportation-related revenue subject to TABOR is expected to increase 2.7 percent between FY 2015-16 and FY 2016-17 to $1.217 billion and increase 2.1 percent to $1.243 billion in FY 2017-18..
The largest source of revenue into the Highway Users Tax Fund (HUTF) is motor fuel excise tax (22¢ per gallon of gasoline and 20.5¢ per gallon of diesel fuel). Fuel excise tax is expected to increase 2.8 percent in FY 2016-17 to $627.0 million. In FY 2017-18, fuel tax collections are expected to grow 1.5 percent and reach $636.3 million. The HUTF also receives revenue from other sources, including registration fees, which are expected to generate $369.1 million in FY 2016-17 and $377.0 million in FY 2017-18. Total HUTF revenue is expected to increase 3.3 percent to $1,064.1 million in FY 2016-17 and 1.8 percent to $1,082.8 million in FY 2017-18.

The State Highway Fund (SHF) is the primary fund for the state Department of Transportation to meet state transportation needs. The SHF receives money from HUTF transfers, local government grants, and interest earnings. The largest amount of SHF money comes from HUTF transfers, while the two largest sources of TABOR revenue into the fund are local government grants and interest earnings. Local government revenue into the SHF fluctuates based on local budgeting decisions and large annual fluctuations are common. The HUTF revenue is subject to TABOR when it is originally collected by the state but the transfers are not. SHF revenue subject to TABOR is expected to decrease 25.7 percent to $38.8 million in FY 2016-17 and increase 10.2 percent to $42.7 million in FY 2017-18.
Other transportation cash fund revenue subject to TABOR is expected to be $114.4 million in FY 2016-17, an 11.8 percent increase from the previous year, and grow slowly through the forecast period. Other transportation revenue is collected from the sale of aviation and jet fuel, certain registration fees, and driving fines.
Revenue to the Statewide Bridge Enterprise is not subject to TABOR. Revenue to this enterprise is expected to grow 3.3 percent to $110.2 million in FY 2016-17 and 2.2 percent to $112.6 million in FY 2017-18. The bridge safety surcharge fee collections typically grow at the same rate as vehicle registrations.
Hospital Provider Fee collections for FY 2016-17 are constrained by an appropriation in the 2016 Long Bill. Fee and interest earnings subject to TABOR are expected to total $656.8 million. Expectations for interest earnings were revised upward to reflect a slight uptick in interest rates.
Senate Bill 17-267 repeals the Hospital Provider Fee at the end of FY 2016-17 and creates a similar Healthcare Affordability and Sustainability Fee to be administered by a TABOR-exempt enterprise. Fee and interest earnings are expected to total $865.3 million in FY 2017-18 and $859.8 million in FY 2018-19; these amounts are enterprise funds exempt from TABOR. Revenue that is expected to be spent for nonexempt programs is counted as TABOR revenue. For the impacts of SB 17-267 on the state’s TABOR situation, see the TABOR Outlook section beginning on page 15.
Severance tax revenue, including interest earnings, is expected to be $49.8 million in FY 2016-17 before increasing to $153.0 million in FY 2017-18. The forecast reflects additional refund claims by oil and gas producers following the Colorado Supreme Court ruling allowing energy companies to deduct additional costs from revenue when calculating their severance tax liability. The Department of Revenue has already processed refunds claimed for previous tax years, which reduced collections in FY 2015-16 and FY 2016-17.
In FY 2016-17, oil and gas severance tax collections are projected to total $37.1 million, which is net of $53.3 million of severance tax refunds paid out of the General Fund pursuant to Senate Bill 16-218. A total of $90.5 million is expected to be collected and available for distribution. Oil and gas severance tax collections are expected to increase to $142.8 million in FY 2017-18 as the industry rebounds from the 2016 slump.
Oil prices have remained in the range of $45 to $50 a barrel through the first half of 2017. Prices are expected to increase slowly throughout the forecast period to $52 per barrel in 2019. Oil production in Colorado declined 8.2 percent in 2016 and is expected to decline 6.8 percent in 2017 in response to lower oil prices. Increasing oil prices will help to boost oil production starting in 2018.
Demand for natural gas was hurt by mild winter weather which kept prices below $3.00 per thousand cubic feet (Mcf) since February. New technologies and existing infrastructure allow producers to quickly place natural gas on the market, which will keep natural gas prices below $4.00 per Mcf throughout the forecast period. Prices are expected to average $3.20 per Mcf in 2017 and rise to $3.81 per Mcf by the end of 2019.
Coal, which has historically been the second largest mineral source of severance taxes in Colorado after oil and natural gas, is expected to generate $3.3 million in severance taxes in FY 2016-17 and $2.9 million in FY 2017-18. Coal production has declined as electric utilities have been shifting production to natural gas. The U.S. Energy Information Administration expects electricity from natural gas fired power plants to exceed electricity from coal fired power plants by the summer of 2017. The latest sign of the realignment in the energy sector in Colorado is the closure of the New Horizon Mine in June.
Finally, interest earnings are expected to fall 26.5 percent to $6.4 million in FY 2016-17 and 7.5 percent in FY 2017-18 to $5.9 million.
Limited gaming revenue includes taxes, fees, and interest earnings collected in the Limited Gaming Fund and the State Historical Fund. Most of this revenue is subject to TABOR. Revenue attributable to Amendment 50, which expanded gaming beginning in FY 2009-10, is TABOR-exempt. Limited gaming tax and fee revenue subject to TABOR is expected to end FY 2016-17 at $102.7 million, roughly unchanged from FY 2015-16. In FY 2017-18, revenue is expected to grow 2.0 percent to $104.8 million.
The state limited gaming tax is a graduated tax assessed on casino adjusted gross proceeds, the amount of wagers collected less the amount paid to players in winnings, in the three state-sanctioned gaming municipalities: Black Hawk, Central City, and Cripple Creek. Casinos on tribal lands in southwestern Colorado are not subject to the state tax. Through April, gaming tax revenue totaled $92.2 million, up from $91.9 million during the same period in FY 2015-16. Gaming tax revenue is growing in part because of higher “hold” percentages, the percentages of wagers retained by casinos and not paid to payers in winnings. Through April, Division of Gaming statistics indicate that hold percentages had increased at casino slot machines, blackjack and poker tables, and roulette wheels.
Growth in gaming tax revenue subject to TABOR is statutorily capped at 3.0 percent. Years when total gaming tax revenue grows by more than 3.0 percent therefore result in growth rates of greater than 3.0 percent for gaming taxes exempt from TABOR. TABOR-exempt Amendment 50 revenues grew 26.9 percent to $15.3 million in FY 2015-16, but are expected to grow in line with broader gaming tax revenue through the forecast period. These revenues primarily support the state community college system.
The marijuana market is beginning to mature: this is expected to result in slower annual growth rates in consumption during FY 2017-18 and FY 2018-19. Total marijuana tax revenue is expected to reach $203.7 million in FY 2016-17 and $255.6 million in FY 2017-18.
Senate Bill 17-267 significantly changed marijuana revenues and distributions. The bill increased the special sales tax rate on retail marijuana to 15 percent starting July 1, 2017; previously it had been set to be reduced to 8 percent. The rate change increased special sales tax revenue by $77.3 million in FY 2017-18 and $85.6 million in FY 2018-19. In addition, the bill eliminated the state’s 2.9 percent sales tax on retail marijuana, reducing TABOR revenue by $31.8 million in FY 2017-18 and $35.8 million in FY 2018-19.
Beginning in FY 2017-18, Senate Bill 17-267 increased the state share of the retail marijuana special sales tax from 85 percent to 90 percent, and decreased the local share of the tax from 15 percent to 10 percent. In FY 2017-18 only, 71.85 percent of the state share is transferred to the Marijuana Tax Cash Fund and $30 million is transferred to the State Public School Fund for disbursement to rural school districts, with the excess remaining in the General Fund. In FY 2018-19 and subsequent fiscal years, the state share is allocated as follows:

•	71.85 percent to the Marijuana Tax Cash Fund, to be spent as directed by the General Assembly;
•	12.59 percent to the State Public School Fund, to be spent for the state share of school finance; and
•	15.56 percent remains in the General Fund, to be spent as directed by the General Assembly.
The first $40 million in excise tax revenue each year is constitutionally dedicated to school construction, and excise taxes are expected to exceed this threshold by $27.3 million in FY 2016-17 and $37.4 million in FY 2017-18; these amounts will be deposited into the permanent school fund.
Marijuana tax revenue subject to TABOR is estimated at $40.3 million in FY 2016-17 and $12.6 million in FY 2017-18. The large decrease in marijuana TABOR revenue results from the 2.9 percent state sales tax exemption on retail marijuana beginning in FY 2017-18 that was included in Senate Bill 17-267.
Federal Mineral Lease (FML) revenue is the state's portion of the money the federal government collects from mineral production on federal lands. Collections are mostly determined by the value of mineral production. Since FML revenue is not deposited into the General Fund and is exempt from TABOR, the forecast is presented separately from other sources of state revenue.
For FY 2016-17, FML revenue is projected to fall to $90.0 million, a 3.2 percent decrease from the previous year. In April, the new administration announced that they were repealing a rule for setting the price of coal exported to Asia and other international markets. The rule was aimed at preventing companies from artificially lowering the value of coal when calculating FML payments. Nearly 90 percent of coal produced in Colorado is used domestically, limiting the impact of the change on the state’s FML payments. The broader trend of lower coal production will be the primary driver of trends in coal-related FML revenue over the forecast period.
FML revenue is expected to rebound to $94.4 million in FY 2017-18 and $97.1 million in FY 2018-19.
Unemployment Insurance (UI) Trust Fund revenue is not subject to TABOR. Revenue to the Employment Support Fund, which receives a portion of the UI premium surcharge, is still subject to TABOR.
The ending balance for the UI trust fund is expected to close at around $625 million in FY 2016-17, down 8 percent from the previous year. The decline is due to a robust labor market in recent years that shifted many employers’ experience ratings (which reflects the employer’s layoff history) to a lower tier beginning in 2017, which reduced their contribution amount to the UI fund. Employer contributions are also expected to decline slightly in FY 2017-18 before picking up in FY 2018-19 as wages improve.
The amount of benefits paid from the fund is expected to decline through the forecast period, boosting the ending balance of the fund in FY 2017-18 and FY 2018-19. A low number of new benefit applications and low unemployment continue to reduce the amount of the amount of benefits paid from the fund. UI benefit payments are expected to decline by 6.9 percent in FY 2016-17 and continue to fall through the forecast period.
Pension and Post-Employment Benefits
General.  The State provides post-employment benefits to its employees based on their work tenure and earnings history through a defined benefit pension plan, a defined contribution plan and a limited healthcare plan. Each plan is administered by the Public Employees’ Retirement Association (“PERA”), which is a statutorily created legal entity that is separate from the State. PERA also administers plans for school districts, local governments and other entities, each category of which is considered a separate division of PERA and for which the State has no obligation to make contributions or fund benefits. Most State employees participate in the Plan. The State does not participate in the federal Old-Age, Survivors and Disability Insurance (Social Security) program.
The Plan is funded with payments made by the State and by each participating State employee, the amounts of which are determined and established by statute.  Although the State has made all statutorily required contributions (“SRC”) to the Plan, the actuarial accrued liability (“AAL”) of the Plan exceeds the actuarial value of the Plan assets, resulting in an unfunded actuarial accrued liability (“UAAL”) and a funded ratio of approximately 58%.
The State also currently offers other post-employment health and life insurance benefits to its employees. The post-employment health insurance is provided under the PERA Health Care Trust Fund in which members from all divisions of PERA may participate. It is a cost-sharing, multiple employer plan under which PERA subsidizes a portion of the monthly premium for health insurance coverage for certain State retirees and the remaining amount of the premium is funded by the benefit recipient through an automatic deduction from the monthly retirement benefit. The Health Care Trust Fund is funded by a statutory allocation of moneys consisting of portions of, among other things, the employer statutorily required contributions, the amount paid by members and the amount of any reduction in the employer contribution rates to amortize any overfunding in each Division’s trust fund. The Health Care Trust Fund had an unfunded actuarial accrued liability and a funded ratio of approximately 19%.
Current Litigation
The Colorado Governmental Immunity Act (CGIA) sets upper limits on State liability at $350,000 per individual and $990,000 for two or more persons in a single occurrence. Judgments in excess of these amounts may be rendered, but the claimant must petition the General Assembly for an appropriation to pay any amount greater than the immunity limits. Judgments awarded against the State for which there is no insurance coverage or that are not payable from the Risk Management Fund ordinarily require a legislative appropriation before they may be paid. Effective January 1, 2012, the Act was amended to waive the State’s sovereign immunity for legal proceedings in which the State has been determined to be negligent in conducting prescribed fires.
Numerous court cases are pending in which the plaintiffs allege that the State has deprived persons of their constitutional rights, civil rights, inadequately compensated them for their property, engaged in regulatory misfeasance, or breached contracts. In the aggregate, the monetary damages (actual, punitive, and attorney’s fees) claimed in the constitutional and civil rights cases would exceed the insurance coverage available by a material amount. The property compensation and breach of contract suits are generally limited to the appraised value of the property or the contract amount. In the breach of contract suits, the State often files counterclaims. While it is reasonably possible that awards of judgment could occur, it is unlikely that those awards would have a material adverse effect on the State’s financial condition.
The State is the defendant in numerous lawsuits involving claims of inadequate, negligent, or unconstitutional treatment of prisoners, mental health patients, nursing home patients, or the developmentally disabled. In some of these suits, plaintiffs are seeking or have obtained certification as a class for a class action suit. Most of these cases seek actual damages that are not material but include requests for punitive damages that may be material. There is also the potential that the courts may rule that the current conditions of confinement, Medicaid coverage, or residential services are unconstitutional, which could result in significant future construction, medical, or residential services costs that are not subject to reasonable estimation.
The State is the defendant in lawsuits by employees accusing the State of various infractions of law or contract. These may include claims related to age and sex discrimination, sexual harassment, wrongful termination, contractual agreements for paying salaries based on parity and equity, and overtime compensation under the Federal Fair Labor Standards Act. The State does not believe that any of these cases are material to its financial operations.
In the event of adverse loss experience, which is defined as a default rate in excess of 9 percent, College Assist could be liable for up to 25 percent, or $2.3 billion, of the $9.3 billion outstanding balance of loans in repayment status. However, the probability of a material loss is remote, and the State’s liability is capped at the net position of the College Assist program of $79.8 million.
At June 30, 2014, the Lottery Division of the Department of Revenue had outstanding annuity contracts of approximately $276.7 million in the names of lottery or lotto prizewinners. The probability is remote that any of the sellers of these contracts will default, and thereby require the State to pay the annuity.
The Colorado Department of Revenue routinely has claims for refunds in various stages of administrative and legal review that could result in refunds. Individual claims in exceeding $5.0 million include a claim for a refund of $13.3 million income taxes. The Department of Revenue will vigorously defend this claim. The likelihood of an unfavorable outcome is uncertain.
Various notes and bonds have been issued by state school districts that may impact the State. Colorado statutes provide that if a district indicates it will not make a required payment to bondholders by the date on which it is due, the State Treasurer shall forward to the paying agent the amount necessary to make the payment. The State shall then withhold state property-tax-equalization payments to the defaulting school district for a period up to 12 months to cover the State’s loss. Currently, notes or bonds valued at approximately $7.48 billion are outstanding. Of this amount, $2.1 billion is covered by private insurance.
The State of Kansas will likely seek injunctive relief against Colorado in a potential suit against Colorado and Nebraska claiming violations of the Republican River Compact. Although the State anticipates reaching a resolution with the State of Kansas prior to any suit being filed, the estimated potential damages range from $1.0 million to $6.0 million. The State has recorded a liability for the minimum amount of the potential damages range.
Many state agencies have grant and contract agreements with the federal government and other parties. These agreements generally provide for audits of the transactions pertaining to the agreements, with the State being liable to those parties for any disallowed expenditure. Individually significant disallowances are disclosed in the following paragraph.
The Department of Health Care Policy and Financing may be responsible for repaying the Centers for Medicare and Medicaid Services (CMS) approximately $13.4 million in federal matching funds. CMS alleges that administrative costs related to out stationing eligibility functions at Denver Health were unallowable. The State is contesting this disallowance and the case is pending before the federal Department of Appeals Board. The likelihood of an unfavorable outcome is uncertain.
Five insurance companies have filed suit against the State of Colorado for recovery of claims amounts paid or to be paid relating to damage from the Lower North Fork wildfire. The wildfire ignited during a high-wind event four days after a prescribed fire was conducted in the area by the Colorado State Forest Service to reduce wildfire danger. In response to the wildfire, the General Assembly passed House

Bill 12-1283 and House Bill 12-1361 retroactively waiving the State’s sovereign immunity for negligence claims relating to prescribed fires. The plaintiffs also brought claims for inverse condemnation and takings. The State does not contest liability for negligence claims brought pursuant to new provisions of CGIA; however, the State is vigorously defending against claims of inverse condemnation or on takings theories. On April 23, 2013, the State filed a motion to dismiss all non-CGIA claims. In the 2013 legislative session, $2.8 million was appropriated to cover claims processed through the Claims Board process and additional appropriations will be sought when the legislature reconvenes. Additionally, Senate Bill 14-223 contained special appropriations to compensate several property owners outside of the Claims Board process. A current claims liability of $18.2 million was accrued in the General Fund as of June 30, 2014, and compensation totaling $25.0 million has been paid in Fiscal Year 2014- 15. Estimates of the potential remaining liability range from $600,000 to the low tens of millions. Six-hundred thousand is being held in the court's registry from the Risk Management Fund (a Special Purpose Fund within the General Fund).
The TABOR Foundation, a not-for-profit entity that is not part of State government, has filed suit against the Colorado Bridge Enterprise alleging that the bridge safety surcharge is a tax, not a fee; therefore, requiring a vote of the people. The foundation also alleges that $300 million in bonds issued were unconstitutional because more than ten percent of the enterprise’s revenue in 2010 was from state grants. The plaintiff is seeking an order declaring the surcharge and bonds unconstitutional. Approximately $390 million has been collected in surcharges, in addition to the $300 million bond issuance. On August 14, 2014, the Colorado Court of Appeals affirmed the earlier trial court’s ruling in favor of the State. The TABOR Foundation filed an appeal with the Colorado Supreme Court and the State filed an objection to the petition. If the case proceeds to the Colorado Supreme Court, the Colorado Bridge Enterprise will vigorously defend claims. The State is unable to estimate the likelihood of an adverse outcome.
Colorado State University has received forty claims for damages related to a fire in July of 2011 in its Equine Reproduction Laboratory. The fire destroyed the building and property of approximately 175 clients stored at the facility. The trial court ruled that claims are not barred by the Colorado Governmental Immunity Act, and the Colorado Court of Appeals overruled the ruling of the trial court. Given the unique circumstances of each case, the likelihood of an unfavorable outcome is uncertain, with the potential loss ranging from $650,000 to $30.0 million.
On June 27, 2014, the Colorado Rural School Board Caucus, the East Central Board of Cooperative Educational Services, the Colorado PTA, and several school districts and individuals filed claims against Colorado challenging the constitutionality of amendments to the School Finance Act to incorporate a negative factor in Fiscal Year 2010-11. The likelihood of an unfavorable outcome is uncertain, but if the court finds the application of the negative factor unconstitutional Colorado may have to increase funding for K-12 education by about $1.0 billion in the following budget year. The State is vigorously contesting the plaintiff’s claims. The State believes it has a reasonable possibility of favorable outcomes for the actions discussed above, but the ultimate outcome cannot presently be determined. Except as otherwise noted, no provision for a liability has been made in the financial statements related to the contingencies discussed in this note.

APPENDIX D
ADDITIONAL INFORMATION ABOUT THE COMMONWEALTH OF KENTUCKY AND KENTUCKY OBLIGATIONS
The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Kentucky (“Kentucky” or the “Commonwealth”). The sources of payment for Kentucky municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statements of issuers of Kentucky municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Kentucky issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.
General
The Commonwealth of Kentucky, nicknamed the Bluegrass State, was the first state west of the Alleghenies to be settled by pioneers.  Kentucky is bounded by the Ohio River to the north and the Mississippi River to the west, and is bordered by the States of Illinois, Indiana, Ohio, West Virginia, Tennessee, Missouri and the Commonwealth of Virginia.
The Kentucky has become a diversified, modern, international economy - illustrated by the fact that Kentucky’s manufacturing employment concentration as a percentage of non-farm employment is now higher than the national average, and recessionary employment declines in these sectors were more muted in Kentucky than the national equivalent.  The Commonwealth’s parks, horse breeding and racing industry, symbolized by the Kentucky Derby, play an important role in expanding the tourism industry in the Commonwealth.
As indicated in the Commonwealth of Kentucky Quarterly Economic & Revenue Report for the Second Quarter of Fiscal Year 2017, Kentucky remains well-positioned in relation to the nation’s economy with overall economic growth projected to continue through the rest of Fiscal Year 2017 in terms of personal income and employment growth.  The General Fund has entered its twelfth consecutive quarter of positive growth, with receipts rising 3.3 percent over the second quarter of the previous Fiscal Year, although the interim unofficial forecast calls for a slowing of General Fund growth to a rate of 1.5 percent in the second half of Fiscal Year 2017.  Second quarter gains were primarily driven by corporation income, individual income, limited liability entity, property and lottery receipts.  Individual income and sales taxes continue to support growth, together comprising seventy percent of the General Fund revenues, although collections for these taxes lost momentum at the end of the second quarter.  Collections at the newly forecasted levels would produce a current year revenue shortfall of $29.5 million below the official General Fund forecast of $10,616.4 million.
Kentucky’s economy has been marked by above average personal income growth for the past eight consecutive quarters, gaining a net 6.7 percent over that time frame.  Year-over-year growth in the second quarter of Fiscal Year 2017 was 5.7 percent and while year-over-year growth has slowed significantly, the rate of growth as not fallen below the normal range.  Similar to the first quarter of Fiscal Year 2017, all five contributing components to personal income grew in the second quarter, which was also true for national personal income.  Growth in Kentucky personal income is expected to accelerate to 4.2 percent for the remainder of Fiscal Year 2017 with wage and salary income up 5.1 percent over the same time horizon.  Wage and salary growth is a key economic driver for both withholding collections in the individual income tax, as well as the sales tax.
The outlook for Kentucky non-farm employment is expected to rise 0.8 percent for the remainder of Fiscal Year 2017, followed by slightly higher growth in the first quarter of Fiscal Year 2018.  All three quarters of the outlook project relatively weak growth when compared to recovery periods following recessions, although it is not uncommon for employment to contract for a few quarters after the official recession has ended.  The service-providing sector is projected to expand 1.3 percent in the second half of Fiscal Year 2017, with the government and goods-producing sectors projected to change 0.4 percent or less.
As reported in the previous quarter’s Commonwealth of Kentucky Quarterly Economic & Revenue Report, of particular interest to the Kentucky economy was robust increase in US light vehicle sales over the last six years.  After reaching a low in 2009 during the recession, the market for new cars and trucks reached record highs in 2015.  For calendar year 2016, sales continued to remain strong, although there was concern that the light vehicle market may reach a plateau.
Budgetary Process in the Commonwealth
The General Assembly is required by the Kentucky Constitution to adopt measures providing for the state’s revenues and appropriations for each fiscal year.  The Governor is required by law to submit a biennial State Budget (the “State Budget”) to the General Assembly during the legislative session held in each even numbered year.  State Budgets have generally been adopted by the General Assembly during those legislative sessions, which end in mid-April, to be effective upon the Governor’s signature for appropriations commencing for a two year period beginning the following July 1.
In the absence of a legislatively enacted budget, the Supreme Court has ruled that the Governor has no authority to spend money from the state treasury except where there is a statutory, constitutional or federal mandate and the Commonwealth may be prevented from expending funds for certain state governmental functions, including the ability to pay principal of and interest, when due, on obligations that are subject to appropriation.
Debt Structure
Kentucky’s indebtedness is classified as either appropriation supported debt or non-appropriation supported debt. Appropriation supported debt carries the name of Kentucky and is either (i) a general obligation of Kentucky or (ii) a revenue obligation of one of its debt-issuing agencies, which is subject to state appropriation for all or a portion of the debt service on the bonds. General obligation bonds pledge the full faith, credit and taxing power of Kentucky for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966 and has no general obligation bonds outstanding.
Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenue debt is not a direct obligation of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the funded project constitute the only source of payment.
Non-appropriation or moral obligation debt carries the name of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are special obligations of the issuer, secured and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit or taxing powers of Kentucky. The Kentucky General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds.
The payment of debt service by the state universities is enhanced by the requirement that, in the event of a default, the Secretary of the Kentucky Finance Cabinet must intercept any funds appropriated to the university but not yet disbursed and must use those funds to remedy the default.
Because the Kentucky Constitution requires the vote of a majority of the state's electorate to approve the issuance of state general obligation indebtedness and until 1998 required the vote of two-thirds of a municipality's electorate to approve the issuance of general obligation indebtedness by any city, county, or other municipality within the state, most Kentucky state and local government indebtedness had been issued not as general obligation indebtedness but as either debt payable only from revenues produced by the particular project or as indebtedness subject to biennial, in the case of the state, or annual, in the case of a local government, legislative appropriation for the payment of debt service. Such appropriation- backed indebtedness is customarily issued in the form of lease revenue bonds by a public authority or public holding company which uses the proceeds of the bonds to finance the particular public project and leases the project to the state or local government pursuant to a lease renewable each fiscal biennium (in the case of the state) or each fiscal year (in the case of a local government). Failure of the lessee government to renew the lease would terminate the lessee's obligation to make further rental payments and would leave the bondholders with recourse only against the property which was subject to the lease and any other security pledged for the payment of the bonds. An amendment to the state constitution approved by the electorate in 1994 authorized the Kentucky General Assembly to enact legislation permitting local governments (exclusive of school districts) to issue general obligation indebtedness without voter approval but subject to prescribed limitations on the maximum amount of indebtedness that may be incurred based on the assessed value of the taxable property within the municipality and such additional limitations and conditions as may be prescribed by statute. The Kentucky General Assembly enacted such enabling legislation in 1996 and the Kentucky courts issued a final judgment in 1998 upholding the validity of the constitutional amendment. Beginning in 1998, local governments (exclusive of school districts) in Kentucky began to issue general obligation indebtedness under the authority of the constitutional amendment and the enabling legislation, in addition to or instead of lease revenue bonds.
Neither Kentucky nor any of its agencies has ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.
Additional Information About the Kentucky Economy
Employment gains in the Commonwealth is expected to slightly lag the national average, with growth in the non-farm sector of 1.0 percent for the remainder of the fiscal year. However, growth in employment in the goods producing sector is expected to slightly decline. The strongest sector of employment growth in the goods producing sectors is expected to be in construction with 4.1 percent growth. Employment in government—including federal, state, and local—is expected to continue to remain weak as government at all levels adjust to continued budgetary constraints.

Kentucky personal income growth is expected to be 4.4 percent over the forecast horizon, slightly lagging the national the average of 4.5 percent. The continued increased growth in personal income and wages and salaries will continue to influence the rate of revenue collection for the General Fund. Specifically, the sales and use tax accounts for approximately one-third of the Commonwealth’s revenues. The forecast is for continued growth in the collection of sales and use taxes, with 3.1 percent growth expected for the remainder of the fiscal year. The combination of increasing income growth and continued increases in employment is also helping to fuel increased corporate income tax collections, which are forecasted to increase by 5.5 percent over the levels collected in the previous fiscal year.
Of particular interest to the Kentucky economy has been the robust increase in US light-vehicle sales over the last six years. After reaching a nadir in 2009, the market for new cars and trucks had reached an all-time record level in 2015. For calendar year 2016, sales have continued to remain strong, but there is growing concern that the market could be reaching a plateau. While recent months have shown surprisingly strong sales growth, the growth has come at the expense of vehicle profit margins, as manufacturers have begun having to offer more incentives to spur sales. Additionally, the average length of a new car loan has reached a record level, at 68 months; and, the average credit quality of borrowers has declined while the amount borrowed and the amount of the monthly payment have reached record highs. Overall, these trends are expected to continue as manufacturers attempt to move their 2016 model-year vehicles to make way for 2017 models. For the Kentucky economy, the trends in light-vehicle sales will be closely watched.
Fiscal year 2016 was the second fiscal year of the Commonwealth's 2014-16 biennial budget period. The Commonwealth of Kentucky is one of three states that enact a biennial budget in an even-numbered year; meaning that the fiscal year 2015 and 2016 budgets were enacted in the 2014 Regular Session of the Kentucky General Assembly. General Fund revenue growth was 3.7 percent in fiscal year 2016, which was $49 million above the budgeted estimate and contributed to a $52.7 million year-end General Fund surplus. Road Fund revenues decreased by 2.9 percent which resulted in a $36.6 million revenue surplus. In fiscal year 2016, General Fund spending increased by 1.8% percent, and Road Fund spending decreased by 5.8% percent.
The General Fund 1.8 percent spending growth was focused in the three areas: elementary and secondary education (35 percent of the spending growth), the Medicaid program (29 percent of the spending growth), and criminal justice (29 percent of the spending growth). Outside those areas, most other areas of spending declined for the eighth consecutive fiscal year. Some areas of the government have incurred up to 41.5 percent in General Fund budget reductions since fiscal year 2008.
Fiscal year 2016 marked the second year of a 30-year financing plan for the unfunded liability of the Kentucky Employees Retirement System. The actuarially defined contribution was fully funded. Fiscal year 2016 was the final phase-in year that sufficiently pre-funds the Teachers’ Retirement System medical costs, involving additional financial participation from active school district employees, the 173 Kentucky school districts, existing retirees under age 65, and the Commonwealth.
Fiscal year 2016 was the fourth year of a major policy initiative to implement managed care in the Medicaid program while controlling overall Medicaid costs. The dramatic increases in Medicaid costs required significant fiscal year 2016 spending reductions in other areas of government. To further address the cost issues, the Commonwealth initiated a process to obtain federal approval of modifications of selected federally mandated components of Medicaid. The modifications are focused on the recently expanded Medicaid population, that is, those with income between 100% and 138% of the federal poverty level. The Commonwealth also initiated negotiations that will result in savings in the financial arrangements with managed care service providers.

During the fiscal year, the financial crisis in the Commonwealth’s pension systems attracted increased awareness. The next two fiscal years’ budgets have fully funded the actuarially defined contribution for the Kentucky Employees’ Retirement Systems and provided additional funding beyond it to bring down the unfunded liabilities. Those budgets also provided nearly half a billion more each year to near fully fund the actuarial defined contribution. Also, the Commonwealth began the process to hire consultants for a Pension Performance and Best Practices Analysis.
Other policy initiatives initiated during the last six months of fiscal year 2016 included reduced government spending in many areas of government, and in the 2016 Session of the General Assembly there was new approval of a $100 million workforce development bond for projects, increased education assistance funding, beginning the “Cut the Red Tape” regulatory reform initiative, establishing the Kentucky Council on Criminal Justice Reform, passing legislation that clarifies the rules for the Commonwealth to enter into financial arrangements with private businesses (Public Private Partnerships), and performance funding requirements for Postsecondary education institutions.
The Commonwealth’s capital program for the 2014-16 biennial period included $747.8 million in General Fund bond funded projects. That amount is about the average for the previous seven biennial budgets. Capital expenditures during fiscal year 2016 were about $825 million from all fund sources. That figure excludes capital expenditures on roads and bridges which are separate from the capital budget. In the prior two fiscal years, capital spending was around $580 million each year. About 40 percent of the new 2014-16 funding was focused on the Commonwealth’s nine public postsecondary education institutions. Water and sewer infrastructure projects and local school construction reflected about 35 percent of the new funding, including $196.9 million for urgent needs schools that do not have the local bonding capacity to complete badly needed renovations or replacements. The Education and Workforce Development Cabinet received authority to finance $100 million worth of projects to support capital investments in education and training facilities across the state, some of which may be able to leverage private funds to complete the projects.
The Commonwealth’s combined net position (governmental and business-type activities) totaled ($14.6) billion at the end of FY 16, as compared to ($14) billion at the end of the previous year.
The largest portion of the Commonwealth’s net position, $22.2 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending.
The second largest portion of the Commonwealth’s net position, totaling $1.2 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net position. The unrestricted net position, if they have a positive value, could be used at the Commonwealth’s discretion. However, the unrestricted balance is ($38) billion; therefore, funds are not available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities-shown in Note 15 to the financial statements) on the statement of net position.
The Commonwealth received program revenues of $15 billion and general revenues (including transfers) of $12.1 billion for total revenues of $27.1 billion during FY 16. Expenses for the Commonwealth during FY 16 were $27.6 billion, which resulted in a total increase of the Commonwealth’s net position in the amount of $553.6 million, net of contributions, transfers and special items.

During the fiscal year, the change in net position resulted in a decrease from the previous year. The decrease in net position of governmental activities was ($922.2) million or 6.52 percent. Approximately 47.5 percent of the governmental activities’ total revenue came from taxes, while 44.2 percent resulted from grants and contributions (including federal aid).  Overall, program revenues were insufficient to cover program expenses for governmental activities. Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes.
The business-type activities increased the Commonwealth’s net position by $360264 million. Program revenues generated by the operations of the State Parks and the Kentucky Horse Park were not sufficient to cover program expenses. General revenues were needed to support expenses of these programs. Program revenues generated by the operations of the Kentucky Public Employees Health Plan, Insurance Administration and Unemployment Compensation were sufficient to cover program expenses.
Financial highlights for the State as a whole during fiscal year ended June 30, 2016, include the following:
•	The liabilities of the State’s governmental activities now exceed assets (net position) at the close of the fiscal year. Liabilities exceeded assets by ($15.1) billion and the State’s business-type activities now have assets that exceed liabilities (net position) by $472.5 million.
•	The State’s total net position decreased during the year by $561.9 million. Net position of governmental activities decreased by ($922.2) million, while net position of business-type activities increased by $360.3 million
•	The net position of the governmental activities continues to be a negative because of the implementation of GASB 68 and 71 and the subsequent restatement of the fiscal year 2015 financial statements.
At June 30, 2016, the Commonwealth’s governmental funds reported combined ending fund balances of $2.3 billion, a net increase of $301.6 million in comparison with the prior year. $96.9 million is nonspendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact. The $1.8 billion is restricted for certain purposes and is not available to fund current operations. The $402.6 million is considered unrestricted (committed, assigned, or unassigned). When the unrestricted balance is positive it is available for spending either at the government’s discretion or upon legislative approval.
The General Fund is the primary operating fund of the Commonwealth. The fund balance at June 30, 2016, was $355 million. The balance reported reflects an increase of $250.6 million from the previously reported amount, which represents an increase of 240%. The major factor for the increase in fund balance is an increase in revenues of $346 million or 3.4%. The fund balance is segregated into nonspendable and spendable amounts with the spendable amounts further segregated as restricted, committed, assigned, and unassigned. Inventory of $5.5 million represents the nonspendable amount. The unrestricted had a balance of $349.6 million, therefore is available for spending at the government’s discretion or upon legislative approval.
The major special revenue funds experienced normal cyclical changes in revenues and expenditures, except for the Federal Fund, which experienced an increase in intergovernmental revenues of $684.2 million. Expenditures increased by very small amounts across a majority of all functions, except for CHFS which experienced an increase in expenditures of $587.8 million. The federal receipts and expenditures for CHFS was approximately $9 billion resulting in a 5.8% increase in expenditures for total federal expenditures which is well within a normal change for an agency of this size. The Transportation Fund experienced a slight decrease in revenues due to decrease tax receipts and an increase in expenditures, resulting in a decrease in fund balance of $114.3 million.
The Commonwealth’s proprietary funds reported net position of $366.8 million, which included $472.5 million in the enterprise funds and ($105.7) million in the internal service funds. This is a total increase in net position of $355.5 million from the previous year. This change in net position involved two funds, the Kentucky Public Employees Health Plan which had an increase in net position of $179 million for the 2016 fiscal year and the Unemployment Compensation Fund which had an increase of $218.6 million for the 2016 fiscal year. This change is not unusual when considering that in the 2015 fiscal year there was an increase in net position of $568.2 which in 2015 moved the net position of these two funds from a negative net position to a positive net position. There were insignificant variances between the 2016 fiscal year and the 2015 fiscal year.
During the year, as the national and state economy began to improve, the official revenue forecast for the General Fund was increased. The General Fund revenues, for the year, were more than the final budgetary estimates by approximately $51 million. Actual expenditures for the year were approximately $361.9 million less than the final budgeted amount.
The Commonwealth’s investment in capital assets for its governmental and business-type activities as of June 30, 2016, amounts to $25.9 billion, with accumulated depreciation of $1.4 billion, leaving a net book value of $24.5 billion. This investment in capital assets includes land, improvements, buildings, equipment, and construction in progress, infrastructure and intangibles. Infrastructure assets are normally immovable and of value only to the Commonwealth, such as roads, bridges, streets and sidewalks, drainage systems, lighting systems, and similar items.
The total increase in the Commonwealth’s investment in capital assets for the current fiscal year was about 2.6 percent in terms of net book value. However, actual expenditures to purchase or construct capital assets were $883.3 million for the year. Most of this amount was used to construct or reconstruct roads and bridges. Depreciation charges for the year totaled $104.2 million.
The Commonwealth has elected to utilize the “Modified Approach” as it relates to guidelines set forth in the GASB (Government Accounting Standards Board) Statement Number 34. Under this alternative method the Commonwealth expenses certain maintenance and preservation costs and does not report depreciation expense.  Assets accounted for under the modified approach include nearly 63,586 lane miles of roads and approximately 9,016 bridges that the Commonwealth has responsibility for maintaining.
•	There have been no significant changes in the condition level of infrastructure assets.
•	The asset condition level established by the Commonwealth has approximately been met and exceeded for the past eight years.
•	Actual expenditures necessary to maintain and preserve infrastructure assets at target condition levels were approximately 132.6 million more than the reported estimate of $1.1 billion for fiscal year 2016.
The Office of Financial Management as established in KRS 42.4201, is responsible for the oversight of the Commonwealth’s debt. The Office develops a long-term debt plan including criteria for the issuance of debt and an evaluation of the total state debt to be incurred. Debt is issued through the State Property and Buildings Commission and the Kentucky Asset/Liability Commission. The Commonwealth of Kentucky’s bonded debt increased by $340.2 million to $6.5 billion, a 5.5% increase during the current fiscal year. The major factors in this increase is the issuance of new debt to advance refund debt outstanding to reduce future interest cost and the issuance of new debt to fund new projects authorized during fiscal year 2016. No general obligation bonds were authorized or outstanding at June 30, 2016.
While FY 16 was a very favorable year for the Kentucky economy, and many forward-looking indicators are positive, there is increasing uncertainty about the state’s outlook reflective of conditions nationally. Multiple entities have revised their GDP forecasts downward throughout the fourth quarter, partially due to discouraging news from abroad. Kentucky is not immune to external shocks, and the Kentucky Cabinet for Economic Development has recently expressed concerns about export growth due to the headwinds from a stronger dollar and weaker trading partners. Kentucky currently ranks in the top ten among US states for growth of international exports; exports grew 1.2 percent in the third quarter despite declining US export growth overall. The United Kingdom has traditionally been the Commonwealth’s second-largest destination for exports, so the recent weakening of the pound due to Brexit could have negative implications for Kentucky’s manufacturing sector. This event happened after the forecast for this report was generated, and its implications have not yet been incorporated.
Slower international economic growth, however, is helping keep downward pressure on the prices for gasoline, construction supplies, and interest rates. One of the brightest spots in the outlook is the housing and construction sector. The most recent Burgundy Book produced by the Louisville office of the St. Louis Federal Reserve noted that office construction has been remarkably higher than last year and that there was evidence of increases in speculative multifamily building. The latest Census data indicate that new permits to build single-family housing units in Kentucky are up almost 12 percent from the same quarter last year, indicating an increased expectation of building in the coming months. Accordingly, the GOEA MAK model projects that construction employment growth will be 3.3 percent over the first three quarters of FY 17, stronger than employment growth overall.
A majority of businesses surveyed by the Federal Reserve report that they expect to raise wages for at least some positions at a higher rate than in previous years. Indeed, the latest data indicate that Kentuckians’ wages and salaries will grow at a rate above five percent in the first two quarters of FY 17, and that Kentuckians’ personal incomes will grow at or just above the US average. Should it hold, this rate of growth would be the envy of several states. The latest leading index for the 50 states as published by the Philadelphia Federal Reserve indicates that Kentucky’s economy will be among the highest in growth over the next two quarters.
One enduring reason for Kentucky’s growth in recent years is its automobile and transportation parts manufacturing sectors benefiting from record national demand for automobiles and transportation equipment. A recent study by Toyota found that its payroll alone now accounts for 1.6 percent of total employee compensation in Kentucky. The latest data from the Bureau of Labor Statistics show that employment growth in durable goods transportation equipment is up 7.1 percent year-over-year. Motor vehicle manufacturing employment is up 9.3 percent. With the announced expansions and additions of major automobile manufacturers in the Commonwealth last year additional jobs in these sectors are expected into FY 17. While the latest data for the quarter from the US Census suggest the growth of US new orders for transportation equipment, motor vehicles, and parts are decelerating, new orders are still up significantly from the same period in FY 15 and suggest further growth in employment in these areas. The deceleration in the growth of new orders, however, warrants some concern and revisions will be monitored closely, especially in light of the fact that many auto parts are exported to the UK and the Eurozone.
One reason for the boom in automobile and automotive parts manufacturing is low gasoline prices. This encourages greater miles driven. The Federal Highway Administration’s latest report in this quarter indicates cumulative travel on US roads is up 3.7 percent year-over-year. This bodes well for the state’s travel and tourism industry and should continue, since energy prices and unemployment are widely forecast to remain low. But the low energy prices continue to be a drag on mining output and related employment, adversely affecting several counties. However, the Kentucky MAK model’s forecast, based on Global Insight’s national forecast, suggests that mining and natural resources employment may have hit its bottom and can expect some relief as energy prices pick up.
Revenue Receipts - Third Quarter, 2017 Fiscal Year
Individual income tax receipts were down 1.7 percent in the third quarter of FY17. Receipts of $944.0 million were $16.4 million less than was collected in the third quarter of the previous fiscal year. The individual income tax is made up of four components. Declaration payments, net returns (pay returns less refund returns), and fiduciary receipts each declined in the third quarter compared to the same quarter last year. The lone improvement came in the form of withholding payments, which grew 2.3 percent.
Most refund returns are processed in the third quarter of the fiscal year. However, sometimes taxpayers will delay filing until April and those refund requests will show up in the fourth quarter. This affects quarterly net returns and therefore individual income tax receipts. Historically, this type of refund shift from third quarter to fourth quarter does not indicate that total annual refunds are going to be larger or that individual income tax receipts will be lower.
Last year the Department of Revenue was very deliberate in the issuance of refunds so that they could more closely screen returns for fraudulent claims. This year the same amount of scrutiny took less time, so the Commonwealth has paid more refunds year-to-date in FY17 compared to FY16. Overall collections, net of refunds, in the individual income tax have grown 2.4 percent through the first nine months of FY17.
Total sales and use tax receipts for the quarter were $818.7 million, compared to $836.0 million in the third quarter of FY16. The $17.2 million difference translates to a decrease of 2.1 percent. Receipts have now fallen in five of the last six months. Year-to-date sales and use tax receipts have grown 0.6 percent compared to last year.
Property tax receipts were $0.7 million, or 0.5 percent, more than the third quarter of FY16. Collections of $138.1 million compare favorably to $137.4 million received in the third quarter of FY16.
Property tax collections have grown 2.8 percent through the first nine months of FY17, right on track with expectations.
Corporation income tax fell 71.6 percent, or $66.3 million, during the third quarter of FY17. Receipts totaled $26.3 million compared to the $92.6 million received a year earlier. For the year, collections have decreased 6.7 percent. The due date for federal corporate tax returns was permanently changed from March 15 until April 15. For that reason, Department of Revenue is expecting April receipts to include payments that in the past would have been made in March. March declarations declined by $26.1 million compared to March 2016. March net returns declined by $41.2 million compared to March 2016. It is believed that some or most of those declines were due to this federal due date change.

Coal severance tax receipts increased for the first time since the third quarter of FY12. Receipts of $27.3 million exceeded the $25.4 million collected in the third quarter of FY16. Despite the third-quarter increase, tax receipts have declined a net 20.7 percent through the first nine months of the fiscal year.
Cigarette taxes also increased in the third quarter. Receipts of $51.6 million were 0.7 percent more than collected in the third quarter of FY16. Year-to-date cigarette tax receipts have declined 2.2 percent.
The limited liability entity tax (LLET) registered a $15.7 million increase in the third quarter of FY17 when compared to the third quarter of FY16. Collections of $51.2 million compares favorably to the $35.5 million received in the third quarter of FY16. This improvement was a welcomed sign given the large drop in corporation income tax receipts.
Lottery dividends posted a decrease of 1.7 percent, or $1.0 million, during the third quarter of FY17. Receipts totaled $58.0 million and compare to revenues of $59.0 million received a year earlier.
The “Other” category, which represents the remaining accounts of the General Fund, increased 1.2 percent in the third quarter. Third quarter receipts for FY17 were $249.3 million and compare to $246.2 million in FY16.
Seventy-five percent of General Fund revenues were collected in the areas of the individual income and sales taxes. The next largest source of revenue was the “Other” account at 11 percent. The major components in this category include insurance premium, bank franchise, telecommunications, and beer wholesale taxes. Property tax accounted for six percent. The LLET, lottery and cigarette taxes accounted for two percent each. Finally, coal severance and corporation income taxes accounted for one percent each.

Road Fund.  Road Fund revenue increased 5.4 percent in the third quarter of FY17. Receipts totaled $376.5 million compared to the $357.2 million received in the third quarter of the last fiscal year. Through the first nine months of FY17, receipts have increased 1.8 percent. Growth rates for the first three quarters of FY17 were 3.6, -3.6 and 5.4 percent, respectively. The official Road Fund revenue estimate calls for revenues to decline 1.7 percent for the fiscal year. Based on year-to-date tax collections, revenues can fall 11.8 percent for the remainder of FY17 and still meet the estimate.
..Motor fuels tax receipts increased 0.5 percent during the third quarter of FY17. Receipts were $176.2 million and compare to $175.4 million collected during the third quarter of last year. Through the first nine months of FY17, motor fuels grew 1.6 percent
Motor vehicle usage tax receipts increased 15.5 percent, or $17.3 million, during the third quarter. Receipts were $129.1 million compared to $111.9 million collected during the same period last year. Through the first nine months of FY17, motor vehicle usage tax increased 3.6 percent.
Motor vehicle license tax receipts increased 10.1 percent during the third quarter of FY17. Receipts of $36.9 million compare to $33.6 million received during the third quarter of FY16.
Motor vehicle operators’ license fees totaled $3.9 million, a 2.1 percent decrease compared to the level observed a year ago.
Weight distance tax receipts of $20.7 million represent a 2.5 percent increase compared to receipts collected during the third quarter of FY16. The weight distance tax has some significance as a leading indicator of economic activity, as it is a good proxy for goods in transit over Kentucky highways.

Income on investments receipts totaled $0.8 million, a 38.4 percent decrease compared to the level observed a year ago.
The remainder of the accounts in the Road Fund combined for a decrease of 19.5 percent. Receipts for the “Other” category totaled $8.8 million during the third quarter, compared to $11.0 million in the third quarter of FY16.
Motor fuels taxes and the motor vehicle usage tax accounted for 81 percent of Road Fund revenues in the third quarter. The next-largest sources of revenue were the motor vehicle license tax with 10 percent followed by weight distance with six percent. The “Other” category accounted for two percent, while motor vehicle operators’ license fees comprised one percent. Income on investments accounted for a negligible amount of total Road Fund receipts.
Kentucky Economy - - Third Quarter, 2017 Fiscal Year
Kentucky personal income grew by 4.8 percent in the third quarter of FY17. Wages and salaries income, which makes up 51.0 percent of personal income in Kentucky, has been the most influential driver of personal income changes for the last five quarters. Adjacent-quarter growth in wages and salaries has been -1.8, 1.9, 2.1, 0.8, and 1.5 percent, respectively. Adjacent-quarter growth in Kentucky personal income has been -1.0, 1.2, 1.4, 0.4, and 1.7 percent, respectively. Average Kentucky personal income growth (adjacent-quarter basis) since the end of the 2007 recession has been 0.9 percent. So growth is currently well above the trend. Supplements to wages and salaries income has also followed this same pattern. Supplements to wages and salaries income grew by 5.4 percent in the third quarter.
Kentucky non-farm employment grew by 1.2 percent in the third quarter of FY17. This, like US employment growth, is historically low. Kentucky non-farm employment growth has averaged 0.4 percent (on an adjacent-quarter basis) since the end of the 2007 recession. Adjacent-quarter growth is currently 0.2 percent. The weakness in non-farm employment growth was spread fairly evenly across all the supersectors. The fastest growing supersectors were information services and educational services, each of which grew by only 2.0 percent in the third quarter. The poorest performing supersector was mining, which lost 16.2 percent compared to the third quarter of FY16. On an adjacent-quarter basis, mining lost 2.2 percent compared to the second quarter of FY17. In the 30 quarters since the end of the 2007 recession, mining employment has declined in 22 quarters. Net mining employment has declined from 25,500 jobs in the third quarter of FY09 to 9,800 in the third quarter of FY17, a net loss of 15,700 jobs.
Interim Outlook - Third Quarter, 2017 Fiscal Year
General Fund growth for the remainder of FY17 is projected to be 2.6 percent compared to the final quarter of FY16. Including the first three quarters of historical data, General Fund revenues for all of FY17 are projected to equal $10,503.2 million for growth of 1.6 percent. Collections at the forecasted levels would produce a current-year revenue shortfall of $113.2 million below the official General Fund forecast of $10,616.4 million.

Individual income tax (IIT) receipts are expected to total $4,395.1 million in FY17, partially due to solid growth of 4.3 percent in the first half of the fiscal year. Third-quarter collections in the IIT, however, fell 1.7 percent. Receipts are predicted to rebound with growth of 3.2 percent during the fourth quarter of FY17. Taken in aggregate, the individual income tax is forecasted to grow 2.6 percent for FY17.
The withholding component of the individual income tax, by far the largest contributor to nominal growth, started the fiscal year strongly and has since waned. Withholding grew by 4.9, 3.5, and 2.3 percent in the first three quarters of FY17. Among other things, Kentucky employment and Kentucky wages and salaries affect withholding. As employment limps forward at 1.4 percent in the fourth quarter, growth in withholding will be increasingly more dependent upon wage growth. Wage growth is expected to average 5.8 percent for the remainder of FY17, thus helping withholding collections remain in positive territory amidst tepid employment growth.
Since declining in FY13, the sales and use tax experienced solid growth for three years. Growth of 3.6 percent in FY14 was followed by even faster growth of 4.4 percent during FY15. The pinnacle came in FY16 with year-over-year growth of 6.0 percent. Fiscal Year 2017, however, has been a struggle. The year began with solid growth of 4.2 percent in the first quarter. Since then the second and third quarters have declined modestly. Clearly, the sales tax is getting softer, but for now the slowdown in growth is expected to be a soft landing rather than a widespread sectorial crash. As we cautioned in earlier reports, growth in excess of wage growth is clearly difficult to sustain, especially in light of the recent history of strong sales tax collections. The forecast calls for 0.4 percent growth in the fourth quarter of FY17 followed by 2.2 percent growth in the first half of FY18. The projected growth in the fourth quarter would close the fiscal year with nominal collections of $3,481.2 million, or $58.6 million below the official estimate.
Property tax revenues are expected to increase by 5.2 percent in the fourth quarter, thus closing FY17 with net growth of 3.1 percent. Due to the sustained effects of the recession on the housing market, the state rate on real property has remained at 12.2 cents since valuation year 2008, an unprecedented run of eight consecutive years without a rate decline. As the housing market shores up, growth in new property and existing values can be expected to eventually return to more traditional growth patterns, but this interim forecast assumes that this reversion to “normal” will not occur during the forecasting horizon.
The corporation income tax fell 0.3 percent in FY16 following an impressive string of five consecutive years of high growth. A modest decline after five strong years of growth appeared to have been a harbinger of a downturn, but corporate receipts showed resilience with growth of 19.7 percent in the first half of FY17. Unfortunately a plunge occurred in the third quarter, when corporation income tax receipts dove 71.6 percent. The due date for federal corporate tax returns was permanently changed from March 15 until April 15. For that reason, Department of Revenue is expecting April receipts to include payments that in the past that would have been made in March in prior years. March declarations declined by $26.1 million compared to March 2016. March net returns declined by $41.2 million compared to March 2016.
It is believed that some or most of those declines were due to this federal due date change. The estimates presented on Table 7 reflect an adjustment to account for timing, as corporate receipts are expected to rise 12.5 percent in the fourth quarter. However the model predicts a weak first half of FY18 with expected receipts declining 4.3 percent.
LLET receipts have been volatile over the last five fiscal years, recording two years of positive growth sandwiched between three years of steep declines. Fiscal Year 2017 has started with growth of 28.4 percent through the first three quarters. While this interim forecast calls for LLET receipts to decline 0.7 percent for the remainder of FY17, the effect of the strong collections earlier in the year to propel FY17 receipts 15.9 percent higher than FY16.

Coal severance tax receipts rose 7.7 percent in the third quarter, thereby ending a streak of 19 consecutive quarterly declines. Growth of 36.9 percent is expected in the fourth quarter of FY17 followed by 32.4 percent growth in the first half of FY18. The official estimate for the current fiscal year is $120.7 million, a level that illustrates the depths of the collapse endured by the coal market when compared with the FY12 peak of $298.3 million.
Cigarette tax receipts increased by a modest 1.5 percent in FY16. The outlook for cigarette tax receipts calls for a 0.8 percent decline in FY17. Collections have fallen 2.2 percent through the first three quarters, but a 3.2 percent increase is projected for the fourth quarter. A downward trend in smoking rates is still expected, but the $0.65 per pack increase in West Virginia, the $1.00 per pack increase for Illinois and the $0.35 per pack increase in Ohio should serve to create a small positive revenue impact for cigarette purchases in Kentucky. The Ohio border impact has the potential to become a major impact as the markets transition to a new equilibrium. Total state cigarette taxes in Ohio went from $1.25 per pack to $1.60 per pack, a full $10.00 per carton higher than the Kentucky rate. The West Virginia and Illinois carton price differentials are now at $6.00 on the West Virginia border and $13.80 crossing the river into Illinois. Despite these minor border impacts, the national consumption of cigarettes has steadily been trending downward.
Lottery dividends are expected to hit the FY17 official estimate based on continued strength in scratch-off sales and a recovery in online games. Relatively high disposable income has helped the scratch-off market in the recent past. Changes implemented by the Kentucky Lottery Corporation have increased play and profitability in the online games as well.
The “Other” category contains dozens of smaller accounts, which make up the remainder of the General Fund. Insurance premiums tax, bank franchise and telecommunications tax are the three largest accounts in the “Other” category. The “Other” category of taxes is expected to increase marginally by 2.1 percent during the final quarter of FY17. Each account was re-examined after FY16 and the proper adjustments are made each quarter to calibrate the models. The “Other” accounts projected sum is $698.0 million in FY17, a decline of 0.3 percent compared to FY16.
Motor fuels tax collections are forecasted to grow 0.3 percent over the final quarter of FY17. Because the tax rate in effect for the current fiscal year is unchanged from FY16, growth in this revenue source is limited to changes in consumption is tends to be in the range of -1.0 percent to 1.0 percent. Receipts in the first two quarters of FY18 are expected to decrease slightly, falling 1.7 percent as the tax rate remains unchanged.
Motor vehicle usage tax collections are expected to decrease in the fourth quarter, falling 1.5 percent before growing 0.4 percent over the first two quarters of FY18. After declining in all four quarters of FY15 due to a tax law change, motor vehicle usage tax receipts have increased in six of the previous seven quarters. During this expansionary period, tax collections have been characterized by large swings in the rates of growth. The FY17 growth rates have been 7.3, -10.6, and 15.5 percent, respectively.
To estimate the growth of all other components of the Road Fund, officials of the Kentucky Transportation Cabinet and staff of the Governor’s Office for Economic Analysis together assessed recent growth patterns as well as administrative and statutory factors.
Motor vehicle license taxes are forecasted to decline 3.3 percent in the final quarter of FY17 but grow 14.8 percent in the first two quarters of FY18. Motor vehicle operators’ licenses are projected to fall 2.2 percent for the remainder of the fiscal year and decrease 1.2 percent over the first six months of FY18. Weight distance tax revenue is forecast to increase in both the final quarter of the fiscal year as well as in the first half of FY18 growing 3.9 percent and 2.6 percent, respectively. Investment income is expected to fall over the remainder of the fiscal year but increase in the first half of FY18; however, the gains are presumed to be small due to low interest rates. All other revenues should grow 12.5 percent during the last three months of the current fiscal year but decline 1.8 percent the first two quarters of FY18.
Kentucky Economy - Third Quarter, 2017 Fiscal Year
Looking ahead at the final quarter of FY17 and first half of FY18, Kentucky is poised to maintain a steady pace of growth for personal income at an estimated 4.9 percent for all three quarters, while growth on the national level is estimated at 4.4 percent in the fourth quarter of FY17 and 4.6 percent for the first half of FY18. Kentucky wages and salaries’ projection has a slightly differing outlook transitioning from robust growth of 5.8 percent in the fourth quarter of FY17, to a decelerated growth of 4.9 percent for the first two quarters of FY18. Softening growth in wages and salaries continue to influence weakened individual income tax collection, which fell in the third quarter of FY17. In addition, sales and use tax collection has decreased in the Commonwealth five of the last six months. Consumer spending has remained relatively consistent at the national level; however, a period of cautious consumer spending is expected in response to the weak spot in wage growth, consumer adjustment to a market of rising interest rates, as well as considerable economic uncertainty in the consumer market.
Shifting focus towards the Kentucky employment outlook, all three quarters of the outlook continue to project weak growth in both the goods-producing and service-producing sectors. The stagnate outlook for Kentucky employment is a sustained weak spot for the Commonwealth’s economy. In the final quarter of FY17 non-farm employment is anticipated to rise 1.4 percent, with a diminished pace of growth anticipated of 1.1 percent following in the first part of FY18. Weakened growth rates of 1.7 percent in the fourth quarter and 1.5 percent in the first half of FY18 are expected to continue on a national level with respect to the same periods. The goods-producing sector is anticipated to outperform growth within the service-providing sector, albeit by a de minimis amount.
Employment in the manufacturing sector is expected to increase 0.3 percent for the fourth quarter of FY17 and increase 0.8 percent in the first half of FY18. Weakness in manufacturing employment continues. The US dollar value has been strong relative to the currencies of our trading partners. The construction sector, on the other hand, is predicted to grow making it one of the bright spots in the Kentucky employment outlook.
The service-providing sector will end the fourth quarter of FY17 on a positive note with growth anticipated at 1.6 percent before dropping 0.5 percentage points entering into the first half of FY18. Turning focus to the first and second quarter of FY18, depressed growth is expected in TTU (trade, transportation, & utilities), information, finance, and educational services, with expected job loss in other services and flat growth expected for government service. Kentuckian’s leisure and hospitality employment expects growth, assisting in the offset of stagnant growth in other service-providing sectors.
Pension Plans
Eligible state employees participate in one of two multi-employer defined benefit plans, the Kentucky Retirement Systems and the Teachers’ Retirement System of the State of Kentucky (“TRS”).  The Kentucky Retirement Systems is comprised of five retirement plans, Kentucky Employees Retirement System (“KERS”) Non Hazardous, KERS Hazardous, County Employees Retirement System (“CERS”) Non-Hazardous, CERS Hazardous, and State Police.  Each retirement plan is state supported, except for the CERS plans, which have been excluded from the Kentucky Retirement Systems information provided herein.  The Kentucky Retirement Systems and TRS (collectively, the “Pension Plans”) provide both pension and Other Post Employment Benefits to state employees and teachers based upon their years of service and retirement dates.  Most retirement benefits are subject of a statutory inviolable contract under which the benefits shall not, with limited exceptions, be reduced or impaired by alteration, amendment or repeal.  KERS eligible employees hired January 1, 2014 and after are no longer party to the inviolable contract and the General Assembly can amend, suspend or reduce benefits with future legislation.  The Pension Plans are component units of the Commonwealth for financial reporting purposes.
Pension Funding.  Based upon the assumptions employed in the Pension Plans’ June 30, 2016 actuarial valuation reports used in preparing the associated Pension Plans’ 2016 CAFRs, the Kentucky Retirement Systems had a state supported pension Unfunded Actuarial Accrued Liability (the “UAAL”) of $12,030 million.  TRS, assuming a 7.5 percent investment return, had a UAAL of $14,531 million.  Under the GASB 67 Accounting Method and assuming a 4.2 percent blended investment rate of return, the pension UAAL would be $30,924 million or 35.22 percent.  The state supported portion of the Pension Plans for fiscal year ended June 30, 2016 had funding percentages of 19.46 percent for the Kentucky Retirement Systems and 54.63 percent for TRS.  These funding percentages compared to 22.56 percent and 55.28 percent respectively for the Fiscal Year ended June 30, 2015.  The funding ratios have declined due to a variety of factors including, changes to the discount rate, lower than projected investment returns and other variances from actuarial assumptions.  The Kentucky Retirement Systems state supported Actuarially Determined Employer Contribution (“ADEC”) for Fiscal Year ended June 30, 2016 pension benefits was $562.1 million; $562.7 million was contributed.  The TRS state supported ADEC for Fiscal Year ended June 30, 2016 was $999.3 million; $565.5 million was contributed.
The Commonwealth’s enacted budget for Fiscal Years 2017 and 2018 provided funding for payment of the full ADEC of the Kentucky Retirement Systems as well as an additional $185.767 million above the ADEC over the biennium.  Similarly, the TRS was appropriated an estimated 94 percent of the ADEC over the biennium.  In addition to increased pension appropriations, the Kentucky Permanent Pension Fund was established in House Bill 238 (2016 Regular Session), the proceeds of which shall only be used for contributions to the Commonwealth’s pension funds.  The appropriated deposits to this fund include a $125 million transfer from surplus monies in the Public Employees Health Insurance Trust Fund and 50 percent of any General Fund surplus in Fiscal Year 2017.  Any Fiscal Year 2018 General Fund surplus is appropriated at a rate of 25 percent to the TRS unfunded liability and 25 percent to the KERS Non-Hazardous liability.  The August 1, 2016 Financial Outlook Report presented by the State Budget Director showed a $26,354,485 appropriation to the Kentucky Permanent Pension Fund as a result of the House Bill 303 (2016 Regular Session) General Fund Surplus Expenditure Plan.
Other Post Employment Benefits (“OPEB”).  The Commonwealth is obligated to provide healthcare benefits to certain retired state employees and teachers.  The Pension Plans administer two multi-employer defined benefit healthcare plans (collectively, the “Health Plans”) for which the Commonwealth pays a portion of the cost of the benefits of the retired employees.  As of June 30, 2016, the OPEB UAAL has been estimated to not exceed $1,702.5 million for the Kentucky Retirement Systems and $2,844.8 million for TRS.  These estimates represent the present value of the amount of healthcare benefits under the respective Health Plans, payable over future periods and allocated by the actuarial cost method, as of June 30, 2016.  The actuarial estimates for the Kentucky Retirement Systems’ OPEB liabilities decreased from the $1,729.1 million reported in the Kentucky Retirement Systems’ 2015 CAFR.  The actuarial estimates for TRS decreased from the $2,889.4 million reported in the Kentucky Retirement Systems’ 2015 CAFR.
The Kentucky Retirement Systems’ state supported OPEB Annual Required Contribution for fiscal year ended June 30, 2016 was $139.6 million; $162.8 million was contributed.  The TRS state supported OPEB Annual Required Contribution for fiscal year ended June 30, 2016 was $99 million; $223.0 million was contributed.  The state supported portion of the OPEB for fiscal year ended June 30, 2016 had funding percentages of 44.9 percent for the Kentucky Retirement System and 23.9 percent for TRS.
Recent Changes to State Retirement Systems.  The Cabinet, through a competitive process, selected a team led by PFM Group Consulting LLC to develop a range of analyses that illustrate the current and projected financial condition of the retirement systems, and draw on best practices nationally to provide options and recommendations for improvement and reform.  The first report, which focused on transparency and governance for each of the Commonwealth’s three major systems (Kentucky Retirement Systems, TRS and CERS), was dated December 30, 2016.  Additional reports expected in calendar year 2017 will address investment performance, structural governance, administrative structure and efficiency, actuarial and funding approaches, plan design, and other aspects of each of the three retirement systems.  These reports will provide information to the Kentucky Legislature and the Executive Branch for consideration in further legislative changes to the pension systems.  The Governor, in the February 8, 2017 State of the Commonwealth Address, stated that he anticipates calling a 2017 Special Session of the General Assembly to take up pension funding and tax reform.
In December 2016, the Kentucky Retirement System and TRS publicly presented the annual actuarial valuation reports of the systems as prepared by Cavanaugh Macdonald as of June 30, 2016.  The assumed investment rate of return for KERS non-hazardous and SPRS was 6.75 percent based on the annual valuation conducted as of June 30, 2016.  The TRS, CERS and KERS Hazardous plans continue to use a 7.5 percent discount rate.  There was a reduction in the assumed rate of return from 7.75 percent to 7.5 percent for the valuation as of June 30, 2015.  The Kentucky Retirement System board has publicly stated that it continues to evaluate the assumed investment rate of return for KERS Non-Hazardous and SPRS, but has not provided specific guidance for future recommended actions to the Kentucky General Assembly.  The 6.75 percent rate was adopted in determining the ADEC for Fiscal Year 2017 and 2018 budgetary formulas in House Bill 303 (2016 Regular Session).  Since KRS 61.563(3)(c) provides in effect that the Kentucky Retirement Systems board has no authority to amend recommended contribution rates as of July 1 of an odd numbered year, the authority to adjust the current biennial contribution rate would require legislative action.
House Bill 62 from the 2015 Regular Session of the General Assembly, which was signed by the Governor on March 20, 2015, provides that certain employers participating in KERS and CERS may elect to voluntarily cease participation in the system.  The law further details and establishes requirements for voluntary cessation of participation by the employer including requirements to (i) adopt a resolution ceasing participation, which shall apply to all employees of the employer, and submission of the resolution to the Kentucky Retirement Systems’ board; (ii) pay for an actuarial cost study to determine the cost to the employer for discontinuing participation; (iii) offer an alternative retirement plan to impacted employees; and (iv) pay the Kentucky Retirement Systems for the full actuarial cost of discontinuing participation either in a lump-sum payment or in installments under the terms established by the board.  Any employees hired after the employer ceases participation will not participate in KERS or CERS, and existing employees participating in the Kentucky Retirement Systems will not earn benefits after the employer has ceased participation, but will be vested for those benefits accrued prior to the employer’s cessation date.  The same rules apply to any agency required to involuntarily cease participation in KERS or CERS in the event the board has determined the employer is no longer eligible to participate in a governmental plan or has failed to comply with the provisions of KRS 61.510 to 61.705 or 78.510 to 78.852.  This legislation does not have a retroactive effect on any pending litigation.
Senate Bill 2 from the 2013 Regular Session of the General Assembly, which was signed into law by the Governor on April 4, 2013.  The bill created a new section in KRS Chapter 7A establishing a 13 member Public Pension Oversight Board to oversee the Kentucky Retirement Systems and report to the General Assembly on benefits, administration, investments, funding, laws, administration regulations and legislation pertaining to Kentucky Retirement Systems.  The bill also states that new employees hired after January 1, 2014 will be placed in a Hybrid Cash Balance Plan.  This plan has a guaranteed rate of return of 4.0 percent for both hazardous and non-hazardous employees, plus 75 percent of the investment return in the plan in excess of 4.0 percent to the employee.  Hazardous employees’ employer contribution is set at 7.5 percent of salary and non-hazardous employees have an employer contribution of 4.0 percent.  The bill further provides for a 1.5 percent COLA only if it is prefunded and appropriated by the General Assembly or if the pension plan is 100 percent funded.  New employees as of January 1, 2014 are no longer party to the inviolable contract, and the General Assembly has the right to amend, suspend or reduce benefits with future legislation.  The bill additionally makes provisions for a Health Savings Account as an insurance option for retirees, requires the General Assembly to start fully funding the ADEC beginning in Fiscal Year 2015, and resets to a 30 year amortization beginning in 2015.
Litigation Potentially Impacting KERS.  Since 2012, TRS, Kentucky Retirement Systems and hundreds of other shareholders of Lyondell Chemical have been parties in litigation that arose out of the Lyondell Chemical bankruptcy.  The litigation arose from allegations that a former Lyondell Chemical principal had engaged in fraudulent conveyance that inflated the value of all shareholder stock.  Creditors of Lyondell are seeking to force former Lyondell shareholders (including TRS and Kentucky Retirement Systems) to disgorge those amounts received as shareholders in connection with Lyondell’s leveraged buyout.  On July 27, 2016 this litigation was remanded to the Bankruptcy Court for further proceedings by the United States District Court, Southern District of New York.
In April 2013, Seven Counties Services, Inc. (“Seven Counties”), filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court for the Western District of Kentucky (the “Bankruptcy Court”).  Seven Counties provides mental health services for the Cabinet for Health and Family Services for the greater Louisville, Kentucky area and surrounding counties.  For approximately the past twenty-five years, Seven Counties has been a participating employer in KERS.  Seven Counties identified KERS as a creditor with a primary objective of discharging its continuing obligation to remit retirement contributions for approximately 1,300 employees and terminate its membership in KERS.  The estimated impact of Seven Counties’ objective on KERS would result in an unfunded liability of approximately $90 million at that time.
KERS opposed Seven Counties’ attempt to discharge its obligations and terminate its membership.  KERS asserted that Seven Counties is a Governmental Unit properly participating in KERS by Executive Order issued in 1978 and thus ineligible for Chapter 11 relief.  Consequently, Seven Counties would remain statutorily obligated to continue participation and remit contributions.
On May 30, 2014, the Bankruptcy Court held that Seven Counties was not a Governmental Unit and could move forward with its Chapter 11 bankruptcy case.  Moreover, the Court held that Seven Counties’

statutory obligation to continue to participate and remit contributions to KERS was a “contract” eligible for rejection.  Seven Counties rejected its participation in KERS.
In June 2014, KERS appealed the Bankruptcy Court’s ruling.  As a result of the issues pending on appeal, KERS did not file a proof of claim.  On October 6, 2014, Seven Counties filed a formal reorganization plan with the Bankruptcy Court.  On October 10, 2014, KERS filed a direct appeal of the May 30, 2014 ruling with the United States Sixth Circuit Court of Appeals.  On December 30, 2014, the Sixth Circuit determined that a direct appeal was not warranted and remanded the matter to the U.S. District Court for the Western District of Kentucky (the “District Court”) for consideration.  On January 6, 2014, the Bankruptcy Court confirmed Seven Counties’ plan of reorganization (the “Confirmation Order”).  On January 19, 2015, KERS appealed the Confirmation Order.  At a hearing on January 20, 2015, the Bankruptcy Court denied a motion by KERS seeking a stay of the Confirmation Order, which would have delayed implementation of the reorganization plan pending the determination of the issues on appeal.  After the Bankruptcy Court denial of the stay, KERS filed an emergency motion for a stay with the District Court, which the District Court denied on February 4, 2015.  On May 12, 2015, KERS filed a motion with the District Court to certify a question to the Kentucky Supreme Court in connection with whether the relationship between KERS and Seven Counties (i) constituted a “contract” subject to rejection in bankruptcy by Seven Counties or (ii) was a statutory obligation of Seven Counties not constituting a contract.  On March 31, 2016, the United States District Court issued a Memorandum of Opinion and Order that (i) denied KERS’ motion to certify a question of law to the Kentucky Supreme Court, (ii) reversed the Bankruptcy Court’s determination regarding classifying KERS as a multi-employer plan and determined KERS was a multiple employer plan, (iii) affirmed the Bankruptcy Court’s decision in all other aspects; and (iv) denied Seven Counties cross-appeal.
On April 21, 2016 the Kentucky Retirement Systems Board voted to appeal the decision to the United States Court of Appeals for the Sixth Circuit.  On April 29, 2016, the Kentucky Retirement System filed a Notice of Appeal.  In July 2016, KERS filed a Motion to Supplement the Record with the District Court.  On October 18, 2016, Seven Counties filed a response to this motion indicating it had no objection.  The Sixth Circuit Court of Appeals granted the Motion to Supplement the Record, and set a briefing schedule.  KERS filed its brief with the Sixth Circuit Court of Appeals on January 3, 2017.  Seven Counties had 30 days to respond.  On January 18, 2017, KERS filed a Motion to Certify a Question of State Law to the Supreme Court of Kentucky.  On the same date the briefing schedule for this case was held in abeyance pending the resolution of the Motion to Certify a Question of Law.  Seven Counties filed a Response to this Motion and KERS filed a Reply to the Response.  On February 28, 2017, the Sixth Circuit Court of Appeals issued an Order referring this Motion to the merits panel for decision.  A new briefing schedule was also issued for completing the briefing regarding the merits of the case. Seven Counties now has until May 9, 2017 to file its Appellee Brief.
Other entities within the Commonwealth, including some entities with pending litigation, are attempting to terminate their participation in KERS.  For example, Kentucky Retirement Systems filed an action against Kentucky River Community Care (“KRCC”) to compel it to comply with its statutory duties and require retirement plan participation.  Similarly, Bluegrass Oakwood, Inc., a subsidiary of Bluegrass MHMR, attempted to terminate its participation in KERS through an action before the Kentucky Court of Appeals that was dismissed on February 24, 2015, resulting in Bluegrass Oakwood remaining as a participant in KERS.  No assurance can be provided with respect to the impact of such actions, if any, on the future contribution rates.
In June 2014, the City of Fort Wright, a participating employer in CERS, filed a lawsuit against the Kentucky Retirement Systems’ Board of Trustees alleging that the Board invested CERS funds in investments that were prohibited by both statutory and the common law.  In addition, the City alleged that the Board of Trustees paid substantial asset management fees, which the suit alleges were improper.  Although the exact nature and source of the relief sought is unclear, it appears that the City is seeking a declaration of rights, an injunction barring the placement of CERS assets in certain types of investments, an accounting of CERS assets, restitution of management fees to CERS, and attorney fees. Kentucky Retirement Systems filed a motion to dismiss this action based on a number of legal issues, including the argument that the action was barred by the doctrine of sovereign immunity.  Franklin Circuit Court denied the motion to dismiss. An interlocutory appeal of the sovereign immunity issue was filed at the Kentucky Court of Appeals.  On September 23, 2016, the Court of Appeals upheld the Franklin Circuit Court’s ruling that sovereign immunity did not prohibit this action from proceeding.  A motion for discretionary review of this decision was filed with the Kentucky Supreme Court on October 21, 2016.  The Kentucky Supreme Court declined to grant discretionary review in a February 9, 2017 order.  The case will now proceed at the Franklin Circuit Court to address the merits of the claims made.
In what is essentially a companion case to the City of Fort Wright matter outlined above, Damian Stanton filed a Complaint on September 4, 2015, alleging that he is a member of CERS and that the Board invested CERS funds in investments that were prohibited by both statutory and common law, as well as alleging that substantial management fees were paid as a result of the investments.  This case contains essentially the same allegations as in the City of Fort Wright case.  As in the City of Fort Wright litigation, the exact nature and source of the relief sought is unclear; however, it appears that Mr. Stanton is seeking a declaration of rights, an injunction barring the placement of CERS assets in certain types of investments, an accounting of CERS assets, restitution of management fees to CERS, and attorney fees.  This case is being held in abeyance pending the outcome of the Kentucky Retirement Systems’ motion for discretionary review in the Fort Wright matter.  It will now proceed at the Franklin Circuit Court.
Beginning in April 2016, the Governor issued a series of three Executive Orders removing Thomas K. Elliott as a member of the Board of Trustees of the Kentucky Retirement Systems and appointing a replacement.  In June 2016, the Governor issued an Executive Order that abolished and recreated the Kentucky Retirement Systems’ Board and changed the nature and form of the board in several ways including the addition of four positions for individuals with investment experience.  In June 2016, Thomas K. Elliott and others, including the intervening plaintiff Kentucky Attorney General, sought injunctive relief in the Franklin Circuit Court blocking the Executive Orders.  In an Opinion and Order on August 22, 2016, the Franklin Circuit Court granted relief from the provisions of the Executive Order removing Mr. Elliott from office, and denied the request to block the re-organization of the Board of Trustees pending a final decision on the merits of the case.  On September 8, 2016, the Franklin Circuit Court modified the August 22, 2016 temporary injunction, permitting the removal and replacement of Mr. Elliott as a voting member but allowing Mr. Elliott to continue as a non-voting member of the Kentucky Retirement Systems’ Board and the Investment Committee.  In all other respects, the August 22, 2016 temporary injunction remains in effect.  Oral arguments were held on November 17, 2016.  The case is now under submission for a final decision by Franklin Circuit Court on the merits of the case.
On November 17, 2016, Western Kentucky University (“WKU”) filed a motion in Franklin Circuit Court seeking a judgment against the Kentucky Retirement Systems after the Kentucky Retirement Systems asserted WKU should continue to make retirement contributions for employees who were purportedly fired as WKU employees and then rehired as contract labor.
On November 29, 2016, a number of current and retired teachers from and in the public schools of the Commonwealth initiated an action in Franklin, Kentucky Circuit Court, individually and as representatives of the class of all similarly situated teachers covered by TRS.  To date, the Court has not certified the plaintiffs to act as representatives of a class.  The action against the Governor, the President of the Kentucky Senate, and the Speaker of the Kentucky House of Representatives seeks declaratory relief requiring the defendants as representatives of the Executive and Legislative branches of the Commonwealth to cure the financial deficiency of TRS for the benefit of the plaintiffs, among other related relief.  On January 3, 2017, the defendants filed a Notice of Removal with the United States District Court for the Eastern District of Kentucky for the removal of this case from the Franklin, Kentucky Circuit Court to the United States District Court for the Eastern District of Kentucky due to claims asserted by the plaintiffs arising under the Constitution, laws, or treaties of the United States.
Litigation
The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

APPENDIX E
ADDITIONAL INFORMATION ABOUT THE RHODE ISLAND ECONOMY AND RHODE ISLAND OBLIGATIONS
The following information is a summary of certain factors affecting the credit and financial condition of the State of Rhode Island and Providence Plantations (“Rhode Island” or the “State”). The sources of payment for Rhode Island municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to debt offerings by the State. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Rhode Island issuer and is provided without regard to any events that have occurred since the date of the most recent statement.
Overview
Population Characteristics.  Rhode Island experienced a population decrease of 0.9% between 2002 and 2016. The U.S. Census Bureau estimated that Rhode Island’s population increased by 0.1% in 2016 as compared to 2015.  The 2016 United States census estimate for Rhode Island was 1,056,426 or 0.8% less than the 1,064,989 estimated in 2005.  In contrast, the population of the New England region is estimated to have increased by 3.6% for this period and the United States population is estimated to have increased by 9.3% between 2005 and 2016.
Personal Income and Poverty. Rhode Island per capita real personal income surpassed U.S. per capital real personal income in 2001 and has remained above U.S. per capita real personal income since that time.  Rhode Island per capital real personal income in 2015 was $45,695 versus U.S. per capita real personal income of $43,996 (real personal income is in 2009 dollars).  In addition, Rhode Island has maintained a poverty rate below the national average.  Over the 2001-2015 period Rhode Island’s average poverty rate was 11.9% versus the U.S. average poverty rate of 13.5%.
Employment.  According to the U.S. Department of Labor Bureau of Labor Statistics, total Rhode Island nonfarm employment has grown each year since 2011; non-farm employment expanded by 0.5% in 2011, 1.1% in 2012, 1.3% in 2013, 1.5% in 2014, 1.4% in 2015, and most recently slowed to 1.0% in 2016.  The average annual growth rate for Rhode Island nonfarm employment for the 2002 to 2016 period was 0.2%.
Economic Base and Performance.  Rhode Island has a diversified economic base that includes traditional manufacturing, high technology, and service industries.  A substantial portion of products produced by these and other sectors is exported.  Like most other historically industrial states, Rhode Island has seen a shift in employment from labor-intensive manufacturing industries to technology and service-based industries, particularly education and health services and leisure, hospitality and other services.
Human Resources.  The Rhode Island population is well educated with 31.9% of its residents over the age of 25 having received a Bachelor’s degree or a graduate or professional degree in 2015 according to the U.S. Department of Commerce Census Bureau (American Community Survey 5-Year Estimates). In addition, per pupil spending on public elementary and secondary education in Rhode Island has been significantly higher than the national average since well before the 1999-2000 school year.  For 2013-2014 Rhode Island spent 41.2% more per pupil than the national average.
Economy
During testimony for the November 2016 Revenue Estimating Conference (REC), IHS Markit economists presented forecasts for the U.S. and Rhode Island economies.  The Rhode Island Department of Labor and Training (DLT) presented current State employment and labor force trends.  The REC conferees adopted the economic forecast through a consensus process, informed by the testimony provided to the conferees.  The updated economic forecast made changes to the consensus outlook adopted at the May 2016 REC.
IHS Markit economists predicted that national real GDP growth will increase to 2.2% in both 2017 and 2018 after its slow-down from 2.6% in 2015 to 1.4% in 2016.  The U.S. economy continued its seventh year of expansion.  The fourth quarter of calendar year 2016 saw personal consumption, fixed investment, and government spending increase.  Consumer spending, which comprises two-thirds of the U.S. economy, led the end-of-year expansion.  IHS Markit testimony identified a number of positive forces that have impacted consumer spending, keeping it relatively stable throughout the country’s recession recovery period.  The positive forces include employment growth, rising disposable income, mild inflation, and very low interest rates.  Throughout the recovery period, individual consumers have also lowered personal debt levels and increased savings.  However, there are also negative forces impeding consumer spending, including sluggish wage gains, high student debt burdens, and precautionary saving.
Throughout 2016, the country has also seen a negative impact on net exports resulting from the strength of the U.S. dollar against other currencies.  This has impaired the manufacturing industry’s competitive position in international markets and is likely to be a drag on significant economic growth.  IHS Markit anticipates that the Federal Reserve will raise interest rates as labor markets tighten and core inflation approaches 2.0%.
Specific to the Rhode Island economy, IHS Markit testimony noted a modest growth trajectory for Rhode Island as payrolls expanded by 5,300 jobs year over year for September 2016.  Administrative support and acommodations/food service jobs contributed the largest gains at 1,400 and 2,900, respectively.  However, growth in these job sectors is not anticipated to spur significant economic growth overall, as jobs in these categories typically have lower-than-average wages.  Positions with higher-than-average wages in the finance and professional, scientific and technical sectors experienced weak growth, as did manufacturing jobs, likely related to the strength of the dollar.  Healthcare payrolls were down year over year, with reports of hospital layoffs, lower revenues, and lower reimbursement rates.
Rhode Island continues to have very slow population growth; the State’s birthrate is lower than the national average, which monotonically impacts labor force growth estimates.  While there has been steady growth in the under 35 and over 55 populations, there have been continued declines in population numbers for ages 35 to 54.  Since 2012, the State has experienced a continued outflow of residents within those ages, which is offsetting the influx of persons under 35 and over 54.  IHS Markit predicted that from the third quarter of 2016 to the third quarter of 2018, Rhode Island will experience employment growth decleration as labor markets tighten and population growth remains slow.  Rhode Island payrolls are projected to expand 0.4% per year on average between 2016 and 2021, which will rand as the 48th fastest in the United States.
The tight labor market and impact of high student loan debt on younger residents continues to have a negative impact on household formation, which is contributing to the State’s weak recovery in housing starts.  Less new construction has increased competition for the State’s existing housing stock, which in turn contributes to upward pressure on home prices for current residents of the State.  While IHS Markit reported that home sales are likely to level off through 2021, home prices are predicted to continue to rise.  The share of loans entering foreclosure appears to be close to 2006 levels while the share of loans in foreclosure have come down from a peak in 2011 to 2008 levels.  The IHS Markit economists indicated that the economic forecast presented to the conference did not contemplate the outcome of the November presidential election.
While testimony from IHS Markit gave a broad picture of Rhode Island’s economic conditions as of November 2016, DLT presented a detailed analysis of Rhode Island’s labor market.  Rhode Island’s unemployment rate was 5.6% in September 2016, the latest data available at the time of the REC.  This is equivalent to the revised rate reported for September 2016, but 0.2 points higher than the 5.4% rate reported from December 2015 through May 2016.  The unemployment rate during that period was the lowest it had been since August 2007 when the rate was 5.3%.  DLT reported that for November 2016, the state’s unemployment rate fell to that 5.3% level.
Rhode Island’s resident employment peaked at 547,300 in January 2007.  Rhode Island resident employment in September 2016 totaled 526,300 (21,000 below the peak).  According to DLT, for November 2016, Rhode Island resident employment totaled 526,269 (20,948 below the January 2007 peak).
The November 2016 Consensus Economic Forecast
Employment is usually used to gauge the cyclical status of a State’s economy.  In FY 2016, total non-farm employment increased by 1.1% over FY 2015.  In FY 2017, non-farm employment is expected to increase by 0.9% to 491,900 jobs.  Over the FY 2017 through FY 2022 period, Rhode Island’s economy is expected to add 9,000 jobs.  The adopted forecast assumes employment growth will slow from 0.5% in FY 2018 to 0.2% in FY 2021.  For FY 2022, the forecast includes a slight increase in employment growth to 0.4%.  The employment forecasts adopted at the November 2016 REC were revised downward by an average of 0.45 percentage points for FY 2017 through FY 2020, when compared to the forecast adopted at the May 2016 REC.
The unemployment rate is projected to increase slightly from 5.5% in FY 2016 to 5.6% in FY 2017.  It is expected to trend downward, falling to 5.4% in FY 2018, and to 5.3% in FY 2019 and FY 2020.  The unemployment rate anticipated for FY 2018 would be the lowest in nine years.  However, it will still be 0.5 percentage points higher than the 4.9% rate achieved when the economy peaked in FY 2007.
Personal income growth is expected to be 3.0% in FY 2017, which is a slight decrease from FY 2016’s 3.4% growth over FY 2015.  The November 2016 REC’s estimates for personal income growth show a positive upward trend from FY 2018 through FY 2020, peaking at 4.3% growth in FY 2019 and FY 2020, before a decrease in year-over-year growth to 4.1% for FY 2021 and FY 2022.  The adopted estimates for FY 2017 and FY 2018 personal income growth are below the adopted estimates from the May 2016 REC for the same period.  The projection includes personal income growth stronger than what was anticipated for the FY 2019 through FY 2021 period by the forecast adopted by the May 2016 REC.  The FY 2017 projected growth rate for personal income is down by 0.7 percentage points from the adoption of 3.7% by the May 2016 REC.  For FY 2018, the adopted November 2016 REC personal income growth estimate is also 0.4 percentage points below the 4.4% growth rate that was adopted in May 2016.  Based on the November 2016 REC, the personal income growth rate is expected to fall to 4.1% in FY 2021 and FY 2022.
The November 2016 REC consensus estimates of 2.6% growth in FY 2017 for dividends, interest and rents indicates a modest increase over FY 2016 growth, which was 2.3% over FY 2015.  Growth for FY 2018 is estimated to be 3.2% above FY 2017 levels, with growth rates of 5.2% for FY 2019 and 5.5% for FY 2020, before falling to 4.4% in FY 2021 and again to 3.6% in FY 2022.  The November 2016 REC consensus wage and salary income growth was lower in FY 2016 relative to the projected growth adopted in May 2016 by 1.2 percentage points.  For FY 2017 the November 2016 REC growth rate for wages and salaries was revised downward by 0.6 percentage points, while growth for FY 2018 was revised upwards by 0.2 percentage points when compared to the forecast adopted in May 2016.  Wage and salary income growth is expected to remain flat at 4.2% year over year from FY 2019 through FY 2021, before increasing by 0.2 of a percentage point.
The CPI-U is anticipated to increase to 1.9% in FY 2017 from 0.7% in FY 2016.  In FY 2018 the growth in the CPI-U is expected to climb to 2.5% before increasing to 2.6% in FY 2020.  The forecast of CPI-U growth decelerates to 2.4% in FY 2021 and FY 2022.
For FY 2017, the interest rate on three-month Treasury bills is expected to rise to 0.5%, slightly more than FY 2016’s 0.2% rate.  In FY 2018, the interest rate on three-month Treasury bills is expected to rise to 1.0% and increase again to approximately 1.8% in FY 2019.  For FY 2020 the rate is expected to climb to 2.5% before stabilizing at 2.6% in FY 2021, FY 2022 and thereafter.  This forecasted increase in the three-month Treasury bill rate is consistent with the anticipated increase of the Federal Reserve’s interest rate target.  The interest rate on ten-year Treasury notes is expected to decrease from 2.0% in FY 2016 to 1.8%% in FY 2017, before rising to 2.4% in FY 2018, 3.0% in FY 2019, and 3.6% for FY 2021 and thereafter.
Budget Procedures
The State budget of revenues and appropriations is adopted annually by the General Assembly and is prepared for submission to the General Assembly, under the supervision of the Governor, by the State Budget Officer within the Department of Administration.  Preparation and submission of the budget is governed by both the State Constitution and the General Laws of the State, which provide various limitations on the powers of the General Assembly and certain guidelines designed to maintain fiscal responsibility.
According to Article IX Section 15 of the Rhode Island Constitution and Rhode Island General Laws section 35-3-7, the Governor must present spending recommendations to the General Assembly on or before the third Thursday in January, unless extended by statute.  The budget contains a complete plan of estimated revenues and proposed expenditures, with a personnel supplement detailing the number and titles of positions of each agency and estimates of personnel costs for the current and next fiscal years.
The budget as proposed by the Governor is considered by the General Assembly.  Under State law, the General Assembly may increase, decrease, alter or strike out any items in the budget, provided that such action may not cause an excess of appropriations for expenditures over expected revenue receipts.  No appropriation in excess of budget recommendations may be made by the General Assembly unless it shall provide the necessary additional revenue to cover such appropriations.  The Governor may veto legislative appropriations bills.  However, the Governor does not have line-item veto authority.  The General Assembly may override any veto by a 3/5 vote of the members present and voting of each of the houses of the General Assembly.  Supplemental appropriation measures shall be submitted by the Governor to the General Assembly on or before the third Thursday in January.  Supplemental appropriations by the General Assembly must be supported by additional revenues and are subject to the Constitutional limitation on State expenditures discussed below.
The General Laws of the State provide that, if the General Assembly fails to pass the annual appropriation bill, the same amounts as were appropriated in the prior fiscal year shall be automatically available for expenditure, subject to monthly or quarterly allotments as determined by the State Budget

Officer.  Expenditures for general obligation bond indebtedness of the State shall be made as required regardless of the passage of the annual budget or the amount provided for in the prior fiscal year.
The budget as submitted by the Governor is required to contain a statement of receipts and expenditures for the current fiscal year, the budget year (next fiscal year) and two prior fiscal years.  Receipt estimates for the current year and budget year are those adopted by the State Consensus Revenue Estimating Conference, as adjusted by any change to rates recommended by the Governor and/or enacted by the General Assembly.
The Consensus Revenue Estimating Conference was created in 1990 to provide the Governor and the Assembly with estimates of general revenues.  The principals of the Revenue Estimating Conference are the State Budget Officer, the House Fiscal Advisor, and the Senate Fiscal Advisor, with the chair rotating among the three.  It must meet at least twice a year (specifically November and May) but can be called at any other time by any member.  The principals must reach consensus on revenues.  In 1991 the Medical Assistance and Public Assistance Caseload Estimating Conference, similar to the Revenue Estimating Conference, was established to adopt welfare and medical assistance caseload estimates.
In addition to the preparation of the annual budget, the State Budget Officer is also authorized and directed by the General Laws: (a) to exercise budgetary control over all State departments; (b) to operate an appropriation allotment system; (c) to develop long-term activity and financial programs, particularly capital improvement programs; (d) to approve or disapprove all requests for new personnel; and (e) to prepare annually a five-year financial projection of anticipated general revenue receipts and expenditures, including detail of principal revenue sources and expenditures by major program areas which shall be included in the budget submitted to the General Assembly.
A budget reserve and cash stabilization account was created by statute in 1990.  In 1992, the Rhode Island Constitution was amended specifying that the reserves created could only be called upon in an emergency involving the health, safety, or welfare of the State or in the event of an unanticipated deficit caused by a shortfall in general revenue receipts.  Such reserve account was capped at 3 percent of General Fund revenues.  The reserve account was funded by limiting annual appropriations to 98 percent of estimated revenues.  When the Budget Reserve Account has reached its maximum, the excess contribution flows to the Rhode Island Capital Plan Fund.  If funds are withdrawn, the Budget Reserve Account is replenished through the funding formula provided for in the Constitution, and the general law requires that the repayment be made to the Rhode Island Capital Plan Fund in the next fiscal year.  The balance of the Budget Reserve Account at the end of FY 2014 according to the audited financial statements was $177.0 million.
In November, 2006, the voters of the State approved an amendment to the Rhode Island Constitution that has restricted, as of July 1, 2007, the use of excess funds in the Rhode Island Capital Plan Fund solely for capital projects.  Previously, the fund could be used for debt reduction, payment of debt service, and capital projects. Also, the constitutional amendment, beginning on July 1, 2012, increases the Budget Reserve Account by limiting annual appropriations to ninety-seven percent (97.0%) of estimated revenues and increasing the cap on the budget reserve account to five percent (5.0%) of estimated revenues.  During the 2007 Session of the General Assembly, a statutory schedule was enacted to provide for incremental decreases of 0.2 percent to gradually move spending from 98 percent of revenues to 97 percent of revenues.  Additionally, the Budget Reserve Account maximum balance would be gradually increased by 0.4 percent annually to gradually move from 3.0 percent to 5.0 percent of resources.
Additionally, during the 2007 Session of the General Assembly, a law was enacted which requires that revenues received in excess of the amount estimated in the enacted budget, net of reserve fund contributions, would be transferred to the State Retirement Fund upon completion of the post audit.  The

Governor’s recommended FY 2014 Appropriations Act included a proposal to eliminate the requirement for this transfer for FY 2012 and future years, but this change was not approved by the General Assembly.
Financial Controls
Internal financial controls utilized by the State consist principally of statutory restrictions on the expenditure of funds in excess of appropriations, the supervisory powers and functions exercised by the Department of Administration and the accounting and audit controls maintained by the State Controller and the Bureau of Audits.  Statutory restrictions include the requirement that all bills or resolutions introduced in the General Assembly which, if passed, would have an effect on State or local revenues or expenditures (unless the bill includes the appropriation of a specific dollar amount) must be accompanied by a “fiscal note”, which sets forth such effect.  Bills impacting upon State finances are forwarded to the State Budget Officer, who determines the agency, or agencies, affected by the bill and is responsible, in cooperation with such agencies, for the preparation of the fiscal note.  The Department of Revenue’s Office of Municipal Finance is responsible for the preparation of fiscal notes for bills affecting cities and towns.
The Department of Administration is required by law to produce a quarterly report to be made public that incorporates actual expenditures, encumbrances, and revenues compared with the projected revenues and appropriations.  The report also contains a projection of a year-end balance.
The State Controller is required by law to administer a comprehensive accounting system that will classify the transactions of State departments in accordance with the budget plan, to prescribe a uniform financial, accounting and cost accounting system for State departments and to approve all orders for disbursement of funds from the State treasury.  In addition to his or her other duties, the Controller is required to prepare monthly statements of receipts and quarterly statements of disbursements in comparison with estimates of revenue and allotments of appropriations.
The General Treasurer is responsible for the deposit of cash receipts, the payment of sums, as may be required from time to time and upon due authorization from the State Controller, and as Chair of the State Investment Commission, the investment of all monies in the State fund structure, as directed by the State Investment Commission.  Major emphasis is placed by the General Treasurer on cash management in order to insure that there is adequate cash on hand to meet the obligations of the State as they arise.
The General Treasurer is responsible for the investment of certain funds and accounts of the State on a day-to-day basis.  The State treasury balance is determined daily.  In addition, the General Treasurer is the custodian of certain other funds and accounts and, in conjunction with the State Investment Commission, invests the amounts on deposit in such funds and accounts, including but not limited to the State Employees’ and Teachers’ Retirement Trust Fund and the Municipal Employees’ Retirement Trust Fund.  The General Treasurer submits a report to the General Assembly at the close of each fiscal year on the performance of the State’s investments.
The Finance Committee of the House of Representatives is required by law to provide for a complete post-audit of the financial transactions and accounts of the State on an annual basis, which must be performed by the Auditor General, who is appointed by the Joint Committee on Legislative Services of the General Assembly.  This post-audit is performed traditionally on the basis of financial statements prepared by the State Controller in accordance with the requirements of the Governmental Accounting Standards Board with specific attention to the violation of laws within the scope of the audit, illegal or improper expenditures or accounting procedures and recommendations for accounting and fiscal controls.  The Auditor General also performs an audit of the State’s compliance with federal program requirements pursuant to the Federal Single Audit Act.  The Auditor General also has the power, when directed by the

Joint Committee, to make post-audits and performance audits of all State and local public bodies or any private entity receiving State funds.
State Government Organization
General Information
The State of Rhode Island is governed by its Constitution, the present form of which was adopted by the electorate in 1986 reflecting a comprehensive restatement to replace archaic language and to delete repealed provisions of the 1843 Constitution, as well as various other amendments.  Under the State Constitution, the powers of the government are divided into three branches: legislative, executive and judicial.
Legislative Branch
The legislative power of the government is vested in the General Assembly, which consists of a 38 member Senate and a 75 member House of Representatives.  They are constituted on the basis of population and the representative districts shall be as nearly equal in population and as compact in territory as possible.  All members of the General Assembly are elected biennially from senatorial and representative districts and are not subject to term limits.  The General Assembly meets annually beginning on the first Tuesday in January.  The concurrence of the two houses of the General Assembly are necessary for the enactment of laws.
Executive Branch
The chief executive power of the State is vested in the Governor and, by succession, the Lieutenant Governor.  Each is elected for four year terms.  The Governor is primarily responsible for the faithful execution of laws enacted by the General Assembly and for the administration of State government through the Executive Department.  Under the State Constitution, the Governor is granted the power to veto any act adopted by the General Assembly, provided, however, that any such veto can be overridden by a 3/5 vote of the members present and voting of each of the houses of the General Assembly.  The Governor does not have any power of line-item veto.
The State Constitution also provides for the election of three additional general State Officers: the Attorney General, the Secretary of State and the General Treasurer.  The Attorney General represents the State with regard to the investigation, prosecution, and trial of all felony matters, misdemeanor cases, and appellate matters within its jurisdiction.  The Secretary of State administers activities related to elections, legislative records, archives and the distribution and exchange of official State documents.  The General Treasurer is responsible for overseeing the investment of State funds, managing the State Retirement System, the Crime Victim Compensation Program and the Unclaimed Property Program, and the payment of employees and vendors that provide goods and/or services to the State.  All general State Officers are limited to serving two four-year terms in office.
Judicial Branch
The judicial power of the State is vested in the Supreme Court and such lower courts as are established by the General Assembly.  The Supreme Court, appointed by the Governor and confirmed by the Senate and the House of Representatives, has final revisory and appellate jurisdiction upon all questions of law and equity.  The General Assembly has also established a Superior Court, a Family Court, a District Court, a Workers’ Compensation Court, a State Traffic Tribunal, and certain municipal courts in various cities and towns in the State.

Local Government
There are 39 cities and towns in Rhode Island that exercise the functions of local general government. There is no county governmental structure in the State of Rhode Island. Local executive power is generally placed in a mayor, or administrator/manager form of government and legislative power is vested in either a city or town council. The State Constitution provides municipalities with the right of self-government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Except for matters that are reserved exclusively to the General Assembly, such as taxation and elections, the State Constitution restricts the power of the General Assembly on actions relating to the property, affairs and government of any city or town which has adopted a "home rule" charter, to general laws which apply to all cities and towns, but which shall not affect the form of government of any city or town. The General Assembly has the power to act in relation to a particular home rule charter city or town, provided that such legislative action shall become effective only upon approval of a majority of the voters of the affected city or town. Section 44-35-10 of the General Laws requires every city and town to adopt a balanced budget for each fiscal year.  Local governments rely principally upon general, real and tangible personal property taxes, automobile excise taxes, and state aid for provision of revenue.
Since 1985, cities and towns had been prohibited by Section 44-5-2 of the General Laws of the State from imposing a tax levy or tax rate, which increases by more than 5 ½% over the previous year's levy or rate. The statute authorized tax levy or tax rate increases of greater than 5 ½% in the event that the amount of debt service required to service present and future general obligation debt of the city or town increased at a rate greater than 5 ½%. The statute also provides for the certification by a state agency of the appropriate property tax base to be used in computations in any year when revaluation of property is being implemented. Provisions of Section 44-5-2 also included authorization to exceed the 5 ½% limitation in the event of loss of non-property tax revenue, or when an emergency situation arose and was certified by the State Auditor General. In such an emergency situation, the levy in excess of a 5 ½% increase had to be approved by a majority of the city or town governing body or electors voting at the financial town meeting. The statute was amended to clarify that nothing in the tax levy cap provisions was intended to constrain the payment of obligations of cities and towns. The power of the cities and towns to pay their general obligation bonds and notes is unlimited and each city or town is required to levy ad valorem taxes upon all the taxable property for the payment of such bonds and notes and the interest thereon, without limitation as to rate or amount.
During the 2006 session of the General Assembly, significant amendments to Section 44-5-2 of the General Laws of the State were enacted. The amendments progressively reduce the maximum property tax levy from a 5.5% increase over the prior year levy to 4.0% in the year 2013, while expanding and clarifying exemptions from the property tax cap. Limitations on the tax rate were removed. The previous property tax limitation applied a 5.5% cap on the tax rate or the levy. In those municipalities where a city or town council has final tax levy approval, a four-fifths vote would be required to exceed the applicable cap. In the case of a city or town having a financial town meeting, the majority of the electors present and voting at the town financial meeting shall also approve the excess levy. The act also capped the amount of funds requested by a school committee of a city or town at the same rate of increase as the maximum tax levy increase. The act also broadened the definition of state mandates on municipalities and restricted the flexibility of the Governor or Legislature to forego reimbursement of State mandates.
Status of Pension and OPEB Plans Administered by Municipalities
The Office of the Auditor General completed an initial review in 2007 of the fiscal health of the various locally-administered defined benefit pension plans covering Rhode Island municipal employees.

Updated reviews have been completed in March 2010 and September 2011, which also includes an assessment of the status of other post-employment benefit plans offered by municipalities. Twenty-four communities have created 36 pension plans, which they administer for their employees. The State Auditor General considered 23 locally administered pension plans to be at risk, twelve were considered most at risk because the plans were significantly underfunded and annual contributions were significantly less than annual required amounts. The collective funded ratio of the plans decreased from 43%, as reported in March 2010 to 40%, as reported in the September 2011 update. Total assets collectively held by these 36 pension plans were $1.4 billion (as reported in their fiscal 2010 audit reports or more current valuations when available). The collective unfunded actuarial liability for future benefits under these locally-administered plans was approximately $2.1 billion (as of the most recent actuarial valuation referenced in their June 30, 2010 financial statements or more current valuations when available).
The Office of the Auditor General's September 2011 report further summarized the status of other postemployment benefit (“OPEB”) plans administered by municipalities for their employees. The actuarial value of assets held by these plans was $27.5 million and the collective unfunded actuarial accrued liability for future benefits was nearly $3.5 billion (as of the most recent actuarial valuation referenced in their June 30, 2010 financial statements). The collective funded ratio of the locally-administered OPEB plans was less than 1%. The State Auditor General made a number of recommendations to improve the funded status of the locally administered pension and Other Post Employment Benefits (OPEB) plans.
In November 2011, the General Assembly enacted reforms to state pensions through passage of the Retirement Security Act of 2011, and provided for a Study Commission to be established to review existing legislation and pension plan administrative practices and to make recommendations for the improved security and funding of locally administered plans and other post-retirement benefit obligations of cities and towns.  The commission consists of fourteen (14) members, and began meeting on January 25, 2012.  In accordance with the act, Rhode Island municipalities with locally administered plans must submit an Actuarial Experience Study and Actuarial Valuation Study to the Commission by April 1, 2012.  Documents submitted by the municipalities are under review by the Department of Revenue and the Office of the Auditor General.  Municipalities whose pension plans are deemed to be in “critical” status (below 60% funded) must notify the plans’ participants & beneficiaries, the General Assembly, the Department of Revenue, the Auditor General and the General Treasurer within 30 days following that certification.  In addition, municipalities with plans in critical status are required to submit within 180 days of sending the critical status notice to the Commission a reasonable alternative funding improvement plan to emerge from critical status.
The Commission developed guidelines to assist municipalities whose locally-administered pension plans are deemed to be in critical status and is providing support to municipalities.  Up until the Commission’s final recommendation report released in January 2015, all municipalities that had a pension plan in critical status had submitted a Funding Improvement Plan to the Commission.  All Funding Improvement Plans were reviewed by the Commission through January 2015.
On January 9, 2015, the Commission issued its report to the Governor and the General Assembly.  According to the executive summary, 22 plans were still in critical status, but as of February 2017, this number had decreased to 18, based on an analysis by the Division of Municipal Finance.  The Division of Municipal Finance continues to monitor all local plans and receives report submissions.  Please note that Central Falls was not required to submit a Funding Improvement Plan, pursuant to Sec. 45-65-4(4), which excludes certain plans from the provisions of this chapter.
The Commission made 11 recommendations, most with broad or general consensus.  Recommendations with broad consensus include: establishing an oversight board, expanding proposed budget language in the municipal disclosure process, continued funding of the municipal incentive aid program, and continued monitoring of OPEB plans.  There was general consensus for expanding legislation requiring fiscal impact statements, requiring an annual funding notice, studying the feasibility of administering a voluntary program to invest plan assets, developing a voluntary Municipal Employees’ Retirement System (MERS) pathway and consideration of funding improvement plans for OPEB.  Recommendations to expand the criteria for oversight under the fiscal stability act and establishing a state-wide OPEB trust had less consensus among the commission members but were nevertheless recommended and included as items for further study and discussion.
In June 2016, the General Assembly enacted legislation establishing an advisory council for oversight and reporting on the status of locally administered pension plans.
The advisory council consists of the General Treasurer, serving as the chairperson; the auditor general; a representative of organized labor appointed by the governor; a representative of the Rhode Island League of Cities and Towns; and the Director of Revenue or his designee from the Division of Municipal Finance.
On or before April 30 of each year, the advisory council is required to provide the Governor and both chambers of the general assembly an annual report “performance dashboard” of all pension plans used by either the State or any municipality or municipal employees.  For each plan, the dashboard must include fund performance for each plan’s most recently completed and previous five and ten fiscal years, the total percentage of the plan that is funded, the percentage of administrative costs of the fund as measured against the fund’s assets, the assumed and projected rates of return for the funds, and the municipality’s capacity to pay the required funding payment as a percentage of their tax levy ratio.
The report will be accompanied by an opinion prepared by the General Treasurer regarding the sustainability of each plan and any potential areas of concern.
State Oversight for Municipal Fiscal Stability
In June 2010, the General Assembly enacted "An Act Providing for the Financial Stability of Cities and Towns" (“Fiscal Stability Act”) to provide a mechanism for the State to work with cities and towns undergoing financial distress that threatens the fiscal well-being, public safety and welfare of such cities and towns, or other cities and towns or the State, and to provide stability to the municipal credit markets for Rhode Island and its cities and towns through a predictable, stable mechanism for addressing cities and towns in financial distress.
The Fiscal Stability Act was a result of the display of fiscal weakness in several communities, culminating with the City of Central Falls filing for judicial receivership in the Rhode Island Superior Court on May 18, 2010. Under the Fiscal Stability Act, Central Falls moved from having a judicially-appointed receiver to a state appointed receiver (the “State Receiver”).  The State Receiver appointed by the Director of Revenue pursuant to the Fiscal Stability Act, filed for federal bankruptcy protection on August 1, 2011, see “Central Falls Bankruptcy” below.  The State has a compelling interest in the fiscal health of Rhode Island municipalities. The Fiscal Stability Act gives the State, acting primarily through the Department of Revenue, the power to exercise varying levels of support and control depending on the circumstances. The Fiscal Stability Act repeals Chapter 45-9 relating to Budget Commissions in its entirety and creates three levels of state oversight and control. The three levels are: fiscal overseer, budget commission, and state receiver. If the director of revenue determines in consultation with the Auditor General that a city or town is facing a fiscal emergency and that circumstances do not allow for the appointment of a fiscal overseer or a budget commission, the Director of Revenue may appoint a receiver without first having appointed a fiscal overseer or budget commission.

The Fiscal Stability Act also prohibits municipalities from filing for, or being placed into, either voluntarily or involuntarily, judicial receivership and clarifies that the Superior Court has only limited jurisdiction to ratify certain actions taken prior to the enactment of the legislation upon the request of the Director of Revenue and to take such further actions as may be necessary to ensure an orderly transition. When the Director of Revenue abolishes a fiscal overseer, budget commission or receiver of a city or town as the case may be after determining in writing that the city or town’s fiscal stability has improved to a level that said fiscal overseer, budget commission or a receiver is no longer needed, the city or town must create and maintain for a period of five (5) years a department of administration and finance which shall be responsible for the overall budgetary and financial administration of the city and town.  The division of municipal finance must submit a list of three (3) names to the elected chief executive officer of the city or town who must appoint one of those individuals for a period of not more than five (5) years as the officer who shall be responsible for the department of administration and finance.  The appointment and removal of said officer must be approved in writing by the Division of Municipal Finance.  The Fiscal Stability Act applied retroactively to May 15, 2010.  During the 2011, 2013 and 2014 legislative sessions, the Act was amended; those amendments are discussed below.
Bills were introduced during the 2011 session at the request of the Department of Revenue to address issues in connection with the Fiscal Stability Act that have arisen during the course of the Central Falls receivership.  Two of those bills enacted as Chapter 277 of the Public Laws of 2011 and its companion Chapter 269 of the Public Laws of 2011 as amended two section of current law (R.I. Gen. Laws Sec.45-12-1 and R.I. Gen. Laws Sec.45-12-22.4) to (i) permit a pledge of general fund revenues of cities and towns to the payment of general obligation debt and lease appropriation debt of cities and towns; (ii) make any municipal or district employee or official who intentionally violates the law personally liable to the city, town or district for amounts not expended in accordance with such appropriations and make said employee or official subject to removal; and (iii) prohibit a municipality from issuing pension and Other Post-Employment Benefits (OPEB) debt without approval of the State Auditor General and Director of the Department of Revenue.  The purpose of the bills is to enhance capital market access for cities, towns and districts.  Both bills were passed by the General Assembly and were enacted into law.  The bills took effect upon passage and apply to general obligation bonds and other financing obligations issued by cities, towns and districts including those issued prior to the date of enactment.
Two other bills, enacted as Chapter 279 of the Public Laws of 2011 and its companion Chapter 304 of the Public Laws of 2011 as amended “clean up” some provisions of the Fiscal Stability Act which was passed during the last legislative session, and (i) clarify that the receiver - as well as budget commissions - is entitled to exercise all power that elected officials may exercise under applicable laws; (ii) prohibit expenditures by elected officials in excess of appropriations and provide that any elected official who intentionally violates that provision will be personally liable for those expenditures; (iii) clarify that powers of the city or town council exercisable by resolution or ordinance will be exercised by order of the receiver; (iv) provide that the state shall indemnify fiscal overseers, budget commission members and receivers arising out of actions taken by them except in instances of malfeasance or gross negligence and provide that said individuals will not be subject to any civil liability for any actions taken or omitted in the course of performing their official duties and that they shall not be subject to prosecution or have any liability for misdemeanor violations of criminal laws for actions taken or omitted in the course of performing official duties under chapter 45-9; (v) provide that any person who violates the law or ignores a written demand made by a fiscal overseer, budget and review commission, receiver or administration and finance officer would be required to pay the reasonable attorney fees incurred to seek enforcement or compliance with the written demand; and (vi) clarify that the law would not pre-empt or restrict the powers and remedies available to a state-appointed receiver under Chapter 9 of Title 11 of the United States Code and the receiver’s ability to exercise such powers and remedies on a municipality’s behalf in such a federal proceeding.

During the 2013 legislative session of the Rhode Island General Assembly, two bills were passed and enacted as Chapter 347 of the Public Laws of 2013 and its companion Chapter 246 of the Public Laws of 2013 which modified the Fiscal Stability Act in those instances where there as State oversight under the Act but the municipality had not been placed in a Chapter 9 bankruptcy.  (In those instances where a municipality had been placed in a Chapter 9 bankruptcy, the law was changed in 2013 to require the State to reimburse the municipality for 50 percent of the cost of the Administration and Finance Officer.)  Under the 2013 amendments, the Act was changed in the following material ways where a municipality had been under State oversight but the municipality had not been placed in a Chapter 9 bankruptcy: (i) instead of an Administration and Finance Officer, a Finance Advisor is to be appointed for a five (5) year period upon the termination of a fiscal overseer, budget commission or receiver; (ii) the Finance Advisor is to be appointed by the Director of Revenue, and report to the Director of Revenue but is an employee of the municipality; and (iii) the Finance Advisor is responsible for monitoring the overall budgetary and finance administration and fiscal health of the municipality.  The cost of the Finance Advisor will be shared 50/50 by the State and the municipality.  The 2013 amendments to the Act do not impact the existing Administration and Finance Officer in Central Falls, except to provide that the State reimburses the municipality 50 percent of the cost for that position.
During the 2014 legislative session of the General Assembly, three bills were passed which modified the Fiscal Stability Act.  House bill H-7943 and its companion bill S-2974 provide for a member of a town or city council to be elected to serve on a budget commission. (Prior to that change, it was the town or city council president.)  House bill H-8291 Substitute A and its companion bill S-3115 provide that for a municipality where a State receiver has been abolished because of a Chapter 9 bankruptcy filing, the director of information technology and the director of human resources would not report to or be under the direction of the Administration and Finance Officer for the municipality.
Lastly, House bill H-7944 Substitute A, as amended, and its companion bill S-2778, as amended, extend the provisions of the budget commission chapter to include/cover fire districts and also provide additional financial reporting requirements for fire districts, which requirements are similar to those applicable to cities and towns.
Central Falls
In June 2011, the City of Central Falls (the “City”) adopted a budget of $21.6 million.  Subsequently, the City was estimated to have a structural deficit of $6.1 million for FY 2012.  The adopted State FY 2012 budget includes no appropriation to Central Falls to enable the City to close its cumulative deficits and its estimated FY 2012 deficit.  As of June 2010, the City had approximately $79 million in unfunded pension and health insurance liabilities.  As a part of his efforts to balance the budget and resolve the deficit, the State Receiver sought major concessions from retirees and union groups, proposing to cut approximately $2.5 million from the budget through cuts to pensions and payments for retiree health care benefits, as well as other cuts.  The concessions were not achieved and as a result the State Receiver filed for federal Chapter 9 bankruptcy protection for the City of Central Falls on August 1, 2011.
On September 22, 2011, the City filed a plan of debt adjustment with the Bankruptcy Court.  The plan of debt adjustment provided for balanced budgets for Fiscal Years 2012-2016.  After September 22, 2011, the City reached new collective bargaining agreements with (1) the Central Falls Police Department, Fraternal Order of Police, Central Falls Lodge No. 2, (2) the International Association of Fire Fighters, Local 1485, AFL-CIO, and (3) the Rhode Island Council 94, American Federation of State, County and Municipal Employees AFL-CIO, Local 1627.
The City also reached a settlement with the retirees which provided for permanent cuts in their pensions of up to 55%.  The agreement required the Director of Revenue to seek legislation from the

General Assembly granting a $2.6 million appropriation to be disbursed by the City over a period of five years such that the combined supplemental transition payment and the reduced retirees’ pensions would result in a reduction of no more than 25% over that five year period.  The General Assembly passed 2012-H 7323 Substitute A, as amended (FY 2013 Budget Bill) and Governor Lincoln Chafee signed it into law on June 15, 2012.  Article 22 of the Budget Bill provided for the $2.6 million dollar appropriation.
In the 2014 Session of the General Assembly, H-7776 sub A and S-2332 sub A were enacted.  These bills stipulate that the “state shall annually appropriate sufficient funds to the restricted account for the city of Central Falls to supplement the city’s funding for payments to Central Falls retirees in order that they continue to receive seventy-five percent (75%) of their base pension benefit as of July 31, 2011…”.  Annual general revenue appropriations will be required beginning in FY 2017 in an estimated amount of $328,561.  Total projected funding through FY 2045 is estimated at $4.9 million.
One important issue in the Bankruptcy Court was whether the Central Falls School Department was a department of the City.  On March 23, 2012, the Bankruptcy Court determined that the Central Falls School District is not part of the City of Central Falls.
The above-referenced plan of debt adjustment filed with Bankruptcy Court on September 22, 2011 did not account for the subsequently-agreed upon collective bargaining agreements with the three (3) municipal unions and the settlement agreement with the retirees.  On June 15, 2012, the City filed an amended plan of debt adjustment and then, to respond to concerns expressed by the Bankruptcy Court, filed a Second Amended Plan of Debt Adjustment on July 10, 2012, a Third Amended Plan of Debt Adjustment on July 23, 2012, and a Fourth Amended Plan of Debt Adjustment on July 27, 2012.  The Fourth Amended Plan of Debt Adjustment was confirmed by the Bankruptcy Court by confirmation order entered on September 11, 2012.  Over 99% of the creditors that voted on the plan, voted to accept the plan.  Not a single creditor filed an objection to the plan.
The Fourth Amended Plan of Debt Adjustment became effective on October 25, 2012 and the City of Central Falls emerged from bankruptcy on that date.  Under the plan, the City will have court-ordered balanced budgets for Fiscal Years 2013, 2014, 2015, 2016 and 2017 and imposes a 4.0% property tax increase in each of those five years.  Also, as a result of the agreement with the retirees, the City’s five-year budget plan contains affordable pay as you go pension and retiree health insurance costs based upon the restructured plans.
Counsel for certain members of the Central Falls city council field a motion seeking to terminate the receivership.  Counsel for the state filed an objection to that motion on the grounds that the Director of Revenue was not yet able to make the required determination under the Fiscal Stability Act that the receivership was no longer necessary.  In response, the Rhode Island Superior Court (Judge Silverstein) entered an order requiring the parties to participate in mediation to attempt to resolve their differences.  A mediator was appointed and the mediation commenced on February 4, 2013.  The mediation was not successful in resolving the issues between the parties.  In April, 2013, the Director of the Department of Revenue, finding that the financial condition of Central Falls had improved to a level such that a receivership was no longer necessary, terminated the receivership effective as of that date.  After posting the position of Administration and Finance Officer and conducting interviews, the division of municipal finance recommended the names of candidates to the Mayor of Central Falls. The Mayor appointed an Administration and Finance Officer for the city in April, 2013.  The State provides 50% of the funding for this position.
One litigation matter relating to the Central Falls receivership and bankruptcy remains pending.  In a decision by the Rhode Island Superior Court in June, 2015, that court held that the City of Central Falls was liable to indemnify certain elected officials for their reasonable attorney’s fees and expenses that were incurred as a result of their legal challenge to the Fiscal Stability Act.  The City of Central Falls then filed a motion in the United States Bankruptcy Court for the District of Rhode Island seeking a determination that those elected officials were barred from collecting on their indemnification claims against the City because they had failed to timely file proofs of claim in the Chapter 9 case as required by federal bankruptcy cal.  The federal bankruptcy court entered an order on November 12, 2015 holding that the indemnification claims of the elected officials were discharged.  Thereafter the elected officials sought an order from the Rhode Island Superior Court requiring that the elected officials’ attorney’s fees and expenses be paid by the State of Rhode Island.  Counsel for the State has vigorously denied that the state has any legal obligation to indemnify the elected officials for those fees and expenses and has vigorously defended against those claims.  The matter was briefed by the parties in the summer of 2016.  The parties are awaiting a decision from the Superior Court with respect to this matter.  An appeal of the Superior Court decision to the Rhode Island Supreme Court is likely regardless of which side prevails.
East Providence
In November 2011, the Director of Revenue determined, in consultation with the Auditor General, that the City of East Providence was facing fiscal deficits and cash shortfalls of such a magnitude that the appointment of a fiscal overseer under the Fiscal Stability Act was required.
The fiscal overseer concluded that East Providence (1) was unable to present a balanced municipal budget; (2) faced a fiscal crisis that posed an imminent danger to the safety of the citizens of the City and/or their property; and (3) would not achieve fiscal stability without the assistance of a  budget commission.
In December 2011, the Director of Revenue established a budget commission under the Fiscal Stability Act thereby placing the finances of East Providence under the jurisdiction of that commission.  The Budget Commission has assumed responsibility for all budget and financial matters.  On September 9, 2013, the Director of Revenue determined that the fiscal health of the City improved to a level that the oversight of a Budget Commission was no longer needed.  The last scheduled meeting of the Budget Commission was held on September 16, 2013.  At the same time, the Director appointed a Finance Advisor for the City as required by R.I. Gen. Law Sec. 45-9-10, as amended during the 2013 legislative session.  The appointment was effective as of September 16, 2013.  The State provides 50 percent of the funding for this position.
Woonsocket
In April 2012, the Woonsocket City Council passed an ordinance requesting that the Rhode Island General Assembly pass enabling legislation to allow the City to assess and collect a supplemental tax.  While the legislation was introduced, the General Assembly did not pass the legislation.  Subsequently, in May 2012 the Mayor and City Council made a joint request to the division of Municipal Finance to establish a Budget commission for the City.  That request was approved.  On May 29, 2012, the Director of the Department of Revenue, in consultation with the Auditor General, appointed a Budget Commission pursuant to R.I. Gen. Laws 45-9-5 thereby placing the finances of Woonsocket under the jurisdiction of that commission.
The Budget Commission crafted a five year plan for the City that if adhered to, will maintain structural stability in the City.  On March 19, 2015, the Budget Commission voted to request the Director of Revenue disband the Commission.  Subsequent to the Commission’s request, the Director of Revenue approved of the Commission disbanding and appointed a Finance Advisor for the City as required by R.I. Gen. Laws Sec. 45-9-10, as amended during the 2013 legislative session.  The appointment was effective as of March 20, 2015.  The State provides 50 percent of the funding for this position.

Coventry (Anthony) Fire District
The Coventry Fire District has stated that the district has a current operating deficit, as well as a cumulative deficit from prior years.  On June 17, 2015, the voters of the district voted (i) to reject a supplemental tax increase of $600,000 and (ii) to dissolve the district by the end of the year.  The fire district board is currently assessing its legal options, and the State of Rhode Island has not intervened pursuant to the Fiscal Stability Act.
Central Coventry Fire District
During the 2014 legislative session, the General Assembly amended the Fiscal Stability Act to extend its provisions to fiscally distressed fire districts.  At the time, the Central Coventry Fire District was under judicial receivership and had been scheduled for liquidation.  Pursuant to the Fiscal Stability Act as amended, the Central Coventry Fire District is currently under the oversight of the State.  On May 6, 2014, the Director of Revenue appointed a Receiver who is working to achieve fiscal stability for the fire district.  In December 2014, the fire district filed for Chapter 9 bankruptcy.  The Receiver continues to negotiate with unions and other creditors in order to restore financial stability.  On June 1, 2015, the Receiver for the fire district notified the Court of outstanding challenges that remain in submitting a viable restructuring plan.
The receivership was terminated effective October 1, 2015.  Given the financial distress of the CCFD, the Acting Director of Revenue directed the Receiver to file a motion to dismiss the chapter 9 petition.  The U.S. Bankruptcy Court for the District of Rhode Island granted the motion and the dismissal was effective on October 1, 2015.  The receivership and legal costs, which were paid by the State, amounted to approximately $1.2 million.  The Receiver and the Acting Director determined that for a number of reasons it was not likely that a viable restructuring plan could be achieved and successfully implemented.  No reimbursement of these costs has been received and it is unlikely the CCFD will reimburse the State for these costs.
City of Providence
The City of Providence reported a cumulative deficit position of $13.5 million at June 30, 2015 ($8.7 million FY 2015 beginning cumulative deficit, $4.8 million FY 2015 operating deficit).  Pursuant to the requirement of R.I. General Laws 45-12-22.3, any accumulated year-end deficit shall be eliminated over no more than five years, in equal or diminishing amounts.  The City submitted a deficit reduction plan on January 26, 2016, to eliminate the cumulative deficit of $13.5 million to the Office of the Auditor General.  The plan submitted by the City projects eliminating the FY 2015 beginning cumulative deficit by the close of FY 2017 by reducing it by approximately $4.3 million per year for by FY 2016 and FY 2017.  In addition, the plan projects that the City will eliminate the FY 2015 operating deficit over a five year period by reducing it annually by approximately $1.0 million per year, from FY 2017 through the close of FY 2021.
In a letter dated January 29, 2016, the Office of the Auditor General declared the plan generally acceptable and consistent with the statute and added certain requirements for the City to adhere to:
•	Monthly status meetings with the Office of the Auditor General, Division of Municipal Finance, the City’s Finance Director and other members of the City administration shall continue for the purpose of receiving updates on the City’s budgetary compliance, financial situation, and progress in eliminating the deficit at least through the close of FY 2016.
•	Upon determination that the City projects an unfavorable variance from the enacted fiscal year budget plan such that the planned “surplus” or deficit reduction amount may not be achieved, the City will develop a plan within 30 days to correct the budget imbalance and achieve the same targeted amount of deficit reduction for the fiscal year as outlined in the approved deficit reduction plan.
The City Council of the City of Providence adopted and approved the Deficit Reduction Plan as submitted to the Office of the Auditor General on March 8, 2016.
The City of Providence recognized a $10.28M operating surplus in FY 2016 and as a result reduced their cumulative deficit to $3.16M.  The City has budgeted additional deficit reduction contributions in FY 2017 and the City expects to have an operating surplus by the end of FY 2017.  According to the Division of Municipal Finance, progress on these operating measures, the City still faces an unfunded liability for its locally-administered pension plan of roughly $1 billion and for its OPEB liability of another $1 billion.  Such structural challenges without tangible long term solutions remain a concern for the State.
Local Tax Relief
In 1998, the General Assembly enacted measures designed to phase out, over a number of years, two separate components of the local property tax levy. One is the local levy on inventories. The phase out period spanned ten years and progressively eliminated 10% of the tax levy each year until it was totally phased-out as of FY 2009. Local communities were to be reimbursed for lost revenues from the inventory tax through the State's General Revenue Sharing program, which was to have increased from 1.0 percent of tax revenues in FY 1998 to 4.7 percent in FY 2009. Expanded sharing of State revenue was delayed beginning in FY 2003 and all appropriations for general revenue sharing were eliminated beginning in FY 2010. Despite the reductions in state aid, the local reduction in the levy on inventories continued on the original schedule and the tax has now been eliminated.
The other local property tax levy reduced was the local levy on motor vehicles and trailers.  This tax was to be phased out subject to annual review and appropriation by the General Assembly by providing increasing exemptions against the assessed value of all motor vehicles.  Local communities are reimbursed on the value of the exempted amounts and assumed cumulative growth in the tax rate equal to the Consumer Price Index (CPI).  Beginning in FY 2004, however, there was no longer a CPI adjustment for an assumed growth in municipal tax rates.  For FY 2008 and for FY 2009, the first $6,000 in value of a vehicle was exempted from taxation and municipalities were prohibited from applying an excise tax rate higher than the rate applied in 1998.  Municipalities were being reimbursed for the lost revenue resulting from the exemption.  Beginning in FY 2008, municipalities were being reimbursed for 98% of the tax value of the exemption.  During the 2005 Session of the General Assembly, additional video lottery terminals were authorized which were expected to yield additional lottery revenues to the State, a portion of which was to be dedicated to local governments through the Motor Vehicle Excise Tax Reimbursement Program.  In the FY 2010 supplemental budget enacted by the General Assembly, the Motor Vehicle Excise Tax Reimbursement Program was reduced by $18.1 million, approximately 13.4% of the enacted FY 2010 budget amount.  The statute was amended to require reimbursement to communities equal to 88% of the 98% current rate of reimbursement.  For FY 2011, the Governor proposed, in his recommended FY 2011 budget, to eliminate all state appropriations to reimburse local governments for the $6,000 exemption, and included permissive language to allow for taxation by local governments subject to the cap on property tax levy discussed above.  For FY 2011 and thereafter, the General Assembly enacted legislation that mandates a $500 exemption for which the state will reimburse municipalities an amount subject to appropriation.  The legislation further allows municipalities to provide an additional exemption; however, that additional exemption will not be subject to reimbursement.  The General Assembly also removed the provision that restricted municipalities from taxing the difference in the event that the value of a vehicle is higher than the prior fiscal year.  It also allowed for rates to be lowered from the then current frozen levels.

The General Assembly provided $10.0 million in FY 2011 to FY 2017 enacted budgets, as well as the Governor’s FY 2018 proposed budget, for the Motor Vehicle Excise Tax Reimbursement Program.  The Assembly did not provide funding for fire districts beyond FY 2010, but for FY 2011 and thereafter, it restored the authority for fire districts to levy a motor vehicle excise tax.
State Aid to Local Communities
The largest category of state aid to cities and towns is assistance programs for school operations and school construction. In addition, the State makes contributions to the Employee Retirement System of Rhode Island on behalf of local districts and charter schools, which partially relieves them of the cost of funding retirements benefits for teachers.
In June 2010, the General Assembly enacted a funding formula to guide education aid payments beginning July 1, 2011 (FY 2012). The formula redistributes current education aid spending among school districts, state operated schools, and charter schools. For school districts that receive more money under the new formula, the increase is being phased in over seven years. For school districts that receive less money under the new formula, the decrease is being phased in over ten years. The funding formula aid program disburses funding to communities on the basis of a number of factors including wealth of the community, the average daily number of students in the community’s schools, and the number of children in the community’s schools who are eligible for free or reduced price meals.
For FY 2017, not including aid to State-operated schools, the State appropriated $84.95 million in education aid to local school districts and charter schools through the funding formula ($875.9 million with the inclusion of the State-operated Davies Career and Technical High School, the Metropolitan Career and Technical School, and the Rhode Island School for the Deaf).
In addition to redistributing current aid levels, the formula establishes six categories of funding outside of the core formula amount.  These categories are subject to appropriations and may be ratably reduced if demand exceeds the available funding, however they are integral parts of the funding formula and are being funded under a ten-year transition plan.  Under these new categories, the state will pay for the costs of setting up and running career and technical education programs, the costs of pre-kindergarten programs, transportation for out-of-district non-public students and students in regionalized school districts, and the mount of the cost of nay special education student that is above five times the core education aid amount (meaning the cost for a non-special education student who is eligible for the free and reduced lunch program).  Existing permanent bonuses for regionalized school districts will be replaced with temporary bonuses that phase out over two years.  Lastly, the State will match funding for the Central Falls School Department from the City of Central Falls as it gradually resumes paying its required local contribution during a transition period of ten years (currently the State pays 100 percent of the local contribution for Central Falls).  The State appropriated $31.0 million for these categories in FY 2017.
There are also a handful of aid categories still being funded that pre-date the funding formula. In the FY 2017 budget, state general aid support of $6.3 million is provided for internet access, for administering the school breakfast program, for textbooks for non-public schools, for implementation of full day kindergarten, and for a payment based on the number of group home beds in each community.
In addition to reimbursement of school operations costs, State school construction aid is provided at levels ranging from 30% to 95% of the construction cost of new facilities and renovations.  Under current law, the minimum reimbursement percentage is 35% for FY 2013 and thereafter.  The level for each individual community is based upon the relationship between student enrollment and community wealth, and takes into consideration the relative weight of school debt in the particular city or town to its total debt.  The definition of reimbursable expenditures includes capital expenditures made through a capital lease or lease revenue bonds or from a municipality’s capital reserve account.  In June 2011, the General Assembly enacted a moratorium on the approval of new projects with the exception of those needed for health and safety issues.  This moratorium ended on May 31, 2015.  The State would appropriate $80.0 million for this category in the FY 2018 recommended budget.  In addition, the FY 2016 enacted budget included $20.0 million from debt restructuring savings in FY 2016 for a new program to be administered by the School Building Authority within the Department of Elementary and Secondary Education for direct loans and grants to school districts for repairs and renovations to school buildings.  A related program would be provided approximately $2.3 million in the FY 2018 recommended budget to provide aid to cities and towns in the construction of libraries.
The final major category of State aid is state funding of teachers’ retirement costs.  Both the employer and the employee contribute to the costs of the defined benefit plan that covers teachers throughout the state.  Effective July 1, 2012 there is a defined contribution plan, which features both employer and employee contributions.  For teachers, by Rhode Island law, the employer share is split between the State and the local school district or charter school, with the State paying 40% of the employer share and the local district or charter school paying 60%.  These payments are made directly to the Employees Retirement System of Rhode Island.  The only public school teachers who do not participate in this system are those at State-operated schools that are staffed by state employees and those at schools that are exempt from participating: namely Mayoral Academy charter schools and Metropolitan Career and Technical School.  The FY 2018 budget includes $100.7 million based on projected FY 2018 expenditures.
Other local aid programs include the motor vehicle excise tax reimbursement (as discussed above), payment-in-lieu of taxes (PILOT) program and distressed communities aid program.  The Motor Vehicle Excise Tax Reimbursement Program was funded at $135.6 million in FY 2010 Enacted Budget.  However, this was reduced in the final enacted budget to $117.2 million.  For FY 2011 through FY 2017, the enacted budgets included an appropriation of $10.0 million to local governments for the Motor Vehicle Excise Tax Reimbursement and a reduction of the exemption from $6,000 to $500.  An amount of $10.0 million is also included in the Governor’s proposed FY 2018 budget.
The PILOT program authorizes the General Assembly to appropriate and distribute to communities amounts not to exceed 27% of the property taxes that would have been collected on tax exempt properties.  Properties included in this program are non-profit higher educational institutions, non-profit or State-owned hospitals, veterans’ residential facilities, and correctional facilities occupied by more than one hundred (100) residents.  The FY 2017 enacted budget included $42.0 million for this program.  The Governor’s FY 2018 proposed budget includes an amount of $45.2 million.  Funding by community has been adjusted to reflect changes in tax rates and values, as well as any changes to the exempted tax rolls.  Article 2 of the FY 2015 enacted budget also made changes to the distribution of appropriations under the program to allow for the issuance of the payment on July 31st or following receipt of a municipality’s assessment data for the following year’s fiscal payment, whichever is later.  This change went into effect as of July 1, 2015.  Furthermore, the 2014 General Assembly granted cities and towns the right to and the method by which they may: (1) tax the real and personal property of a for-profit hospital facility; and/or (2) enter into a stabilization agreement with a for-profit hospital facility.
Also, the State makes payments to communities identified as distressed based upon four different criteria.  As a result of the indices established by Rhode Island General Laws 45-13-12, the following communities will receive funds through the Distressed Communities Relief Fund in FY 2017: Central Falls, Cranston, East Providence, North Providence, Pawtucket, Providence, West Warwick and Woonsocket.  Since Johnston is newly qualifying for the program in FY 2018, they shall be paid 50% of current law requirements the first year it qualifies.  The City of Cranston is falling out of the program in FY 2018.  When any community falls out of the Distressed Communities Relief Fund, it shall receive a one-time payment of 50% of the prior year requirement exclusive of any reduction for first year qualification.

Of the communities identified as distressed, Central Falls was determined to be especially distressed in FY 1991 and in FY 1993 the State assumed full responsibility for funding education in Central Falls.  Appropriations of $10.4 million for the Distressed Communities Relief Fund have been included in the FY 2013 through FY 2016 enacted budgets and has increased to $12.4 million in the FY 2017 revised and FY 2018 proposed Budgets.
State library aid provides financial support for local public library services and for the construction and capital improvement of any free public library.  A portion of library aid is disbursed directly to local libraries, including private libraries, while other aid is disbursed to the individual cities and towns.  Appropriations of $9.4 million are included in the FY 2018 enacted budget.
Rhode Island also distributes to communities the proceeds of a statewide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies.  For FY 2017 revised budget and in the FY 2018 proposed budget, an amount of $13.6 million was included in the budget.  Funds collected from this tax are distributed to cities and towns within the state on the basis of the ratio of the city or town population relative to the population of the state as a whole.
Also, the State distributes a 1.0 percent means and beverage tax according to the proportion of that tax collected in each community.  For FY 2018, the means and beverage tax is estimated at $28.9 million.  Similarly, the State distributes a 1.0 percent hotel tax, as well as a 25.0 percent local share of the State 5.0 percent hotel tax which, when combined, provide municipalities a 2.25 percent gross receipts tax on the rental of lodging accommodations at hotels, inns and certain bed and breakfast establishments within a municipality.  In FY 2018, an amount of $10.7 million is estimated to be distributed.
The State also provides funds through the Airport Impact Aid to cities and towns which host airports, and expects to distribute a total of $1.0 million in FY 2018.
In the FY 2014 Appropriations Act, the Governor proposed Article 11, known as the “Municipal Incentive Aid Act.”  The purpose of this Act is to encourage municipalities to improve the sustainability of their retirement plans and to reduce unfunded liabilities.  Municipalities that comply with the requirements of this Act will receive aid under this new program.  The municipal incentive aid would be distributed to each municipality as a percentage of the municipality’s population as compared to the total state population.  The General Assembly enacted an amount of $5.0 million in the FY 2014, FY 2015 and FY 2016 budgets for eligible communities.  There were no funds appropriated in FY 2017 or in the Governor’s proposed FY 2018 budget.
The 2014 General Assembly also made changes to the statute governing this program.  The statute provides now that for FY 2015 and each fiscal year thereafter that municipal incentive aid is distributed to eligible municipalities under R.I. General Laws 45-13.2-6, a municipality has to implement the original recommended Funding Improvement Plan (FIP) or an amended FIP pursuant to chapter 45-65, within one month after the close of the fiscal year and have made the required funding payment in compliance with the municipality’s adopted FIP(s) and the funding guidelines established by the Pension Study Commission.
Furthermore, the statute now provides that for FY 2014, and in any year thereafter that a municipality is not eligible to receive a distribution under chapter 45-13.2, the distribution that said municipality would have received had it been eligible shall be re-appropriated to the immediately following fiscal year, at which time the amount re-appropriated shall be distributed to said municipality provided that said municipality has satisfied the eligibility requirements of both the prior fiscal year and the then current fiscal year.  In the event that said municipality fails to satisfy the eligibility requirements for the prior and the then current fiscal year by the time that eligibility to receive distributions in the next fiscal year is determined, then the amount that would have been distributed to the municipality for said prior year will be distributed in the month of May among the municipalities that received a distribution in the prior fiscal year, with the share to be received by each municipality calculated in the same manner as distributions were calculated in the prior fiscal year.
The Town of Coventry submitted a funding improvement plan (FIP) for all three of its locally-administered pension plans.  The Town was initially not eligible to receive the Incentive Aid for FY 2014 and FY 2015 because the funding improvement plan for the Coventry School Pension Plan (non-certified school employees) had not been approved by the local governing body.  The Town, working with the school department, trustees, and unions signed a memorandum of agreement with the parties which was approved by the governing body.  Since the Town reached an agreement and the Town Council accepted responsibility for this plan, the Town received the incentive aid for FY 2014 and FY 2015 in May 2015.
The Town of Johnston was not eligible for incentive aid for FY 2015 because they did not fund 100 percent of tis ARC as required by the guidelines established by the Pension Study Commission.  Johnston’s FY 2015 share of $136,438 has been allocated to the 38 qualifying municipalities in May 2016.
The FY 2016 Municipal Incentive Aid Program cost was budgeted at five million dollars in accordance with RIGL Section 45-13.2-6.  All communities except the Town of Johnston were eligible and have received the funds appropriated.  The above cited law was amended to allow a municipality not meeting the eligibility requirements in the current fiscal year to be eligible to receive the appropriated funds in the following fiscal year, provided the municipality satisfied the eligibility requirements of both the prior and current fiscal years.  The total allocation for the Town of Johnston for FY 2016 was $137,340.  In the event that the Town of Johnston fails to satisfy the eligibility requirement by March 2017, then the amount that would have been distributed to that municipality will be distributed in May 2017 among the municipalities that received a distribution in the prior fiscal year, with the share being calculated in the same manner as distributions were calculated in the prior fiscal year.
State Budgeting Practices for Municipalities
The FY 2013 enacted budget included requirements for fiscally prudent budgeting practices for cities and towns by requiring, for example, cities and towns to provide for a Five-Year Budget Forecast and a fiscal impact statement for changes in health care benefits, pension benefits and OPEB.  This information would be submitted to the Division of Municipal Finance.
The fiscal impact statements to the Division of Municipal Finance has to show changes in health care benefits, pension benefits and OPEB, reflecting the impact on the unfunded liability and ARC, as well as the impact on the Five-Year Forecast.  Fiscal impact statements have to show underlying actuarial assumptions and support for underlying assumptions.
In the enacted FY 2017 Budget, Article 8 made various amendments to State law impacting municipalities.  It implemented a municipal transparency portal and made changes to municipal data reporting, amending R.I. General Laws Section 45-12-22.2 and Section 44-35-10.  The intent of this legislation is to improve required reporting, unify the formatting of the reports, therefore simplifying the reporting, streamline the process for municipalities, and to make municipal data publicly available in a user-friendly manner.  This will be accomplished through a newly created Municipal Transparency Portal, a new electronic interface that will be established on the Division of Municipal Finance’s website where municipalities will post financial data directly.
The amendments to the law include that the submission of the currently required quarterly reports will be reduced from four to three, and renamed to “budget-to-actual financial information”; the format of the new “budget-to-actual financial information” is determined jointly by the Division of Municipal Finance, the Office of the Auditor General, and the Commission of Education, in conjunction with input and advice from the municipalities.  Also, currently, there is no audited financial information in a matching format to that of any of the required municipal reporting.  However, under this budget article of the enacted FY 2017 Budget, as part of the annual audited financial statements of a municipality, a municipal data report will be submitted by the municipality through the use of the transparency portal.  The data are included in the municipality’s financial statements as supplementary information.
All budget-to-actual financial information, municipal data report, and reports required pursuant to the provisions of Section 44-35-10 have to be submitted to the division of municipal finance through the use of the division’s Transparency Portal, once implemented, in the format required by the division, which will be located on the division’s website.  The division will create a finalized report and will submit the Transparency Report to the municipality to be signed by the chief executive officer, chief financial officer, superintendent of the school district, and chief financial officer for the school district.  All signed Transparency Reports will be posted to the municipality’s website.  The municipalities will provide a copy of the signed Transparency Report to the commissioner of education, the office of the auditor general, the municipality’s council president, and the school committee chair.
Article 8 also included eliminating parts of the five-year-forecast report and requiring that the adopted budget survey report and the five-year-forecast be submitted to the Division of Municipal Finance through the use of the transparency portal.  The forecast includes any and all underlying assumptions.
Article 8 also includes language to make available municipal vendor contracts on the Divisions’ website.  The amendment to R.I. General Laws Section 42-142-4 is intended to make the Division’s website even more user-friendly through the use of web based tools that potentially could enhance shared services amongst municipalities.
Lastly, Article 8 amends R.I. General Laws Section 45-13-12 and requires municipalities receiving State aid through the Distressed Communities Relief Fund to participate in the Income Tax Refund Offset Program.  The intent of this proposal is to increase the collection of overdue taxes in those communities.  The Income Tax Refund Offset Program is a debt collection program administered by the Division of Taxation.  This program allows the Division of Taxation to intercept State income tax refunds and apply them to outstanding liabilities owed to municipal entities.  Participating municipalities typically receive a large number of payments from delinquent taxpayers after the initial notification of this program to delinquent taxpayers.  Currently, fifteen municipalities participate in the refund offset program.  The municipalities are Bristol, Burrillville, Central Falls, Cranston, Coventry, East Providence, Lincoln, Little Compton, North Providence, Pawtucket, Providence, Richmond, Tiverton, West Warwick, and Woonsocket where approximately a combined $2.1 million in delinquent liabilities has been collected since the program started.  This amount does not reflect payment due to notification by those municipalities and only reflects the tax offset collected by the State.
In addition to the above mentioned financial reporting requirements, Rhode Island General Laws Section 45-12-22.2 has been amended to provide that if a budget-to-actual report projects a year-end deficit, a corrective action plan signed by the chief executive officer and chief financial officer must be submitted to the Division of Municipal Finance, the Auditor General and the Commissioner of Education on or before the last day of the month succeeding the close of the fiscal quarter in which budget-to-actual financial information is required.
RI General Laws Section 45-12-22.3 requires that each municipality notify both the Auditor General and the Division of Municipal Finance within 30 days if it is likely that a municipality will incur a deficit.  RI General Laws Section 44-5-22 requires that each municipality submit their certified tax roll to the Division of Municipal Finance no later than the next succeeding August 15.  RI General Laws Section 16-2-9 requires that, in the event of a budget shortfall, a city or town must submit a corrective action plan to both the Auditor General and the Division of Municipal Finance.  Local governments would also be required to join electronic reporting and implement the Municipal Uniform Chart of Accounts (UCOA) within six months of State-wide implementation.
The five-year forecast to be submitted to the Division of Municipal Finance includes two scenarios: one scenario would show a baseline forecast, the other forecast would include pensions and OPEB funded at 100 percent of the Annually Required Contribution (ARC), separately for the general and unrestricted school funds.  The forecast also has to show underlying actuarial assumptions.
Financial data, such as quarterly reports, adopted budget surveys and the Comprehensive Annual Financial Report (CAFR) must be submitted to the Division of Municipal Finance within certain timelines as provided under the statute.  In addition, each quarterly report submitted must be signed by the chief executive officer, the chief financial officer, as well as the superintendent of the school district and the chief financial officer for the school district.  Furthermore, the report must now be submitted to the city or town council president and the school committee chair.  It is encouraged, but not required, to have the council president and school committee chair sign the report as well.  Furthermore, RI Gen. Laws Sec. 45-12-22.2 has been amended to provide that if a quarterly report projects a year-end deficit, a corrective action plan signed by the chief executive officer and chief financial officer must be submitted to both the Division of Municipal Finance and the Auditor General on or before the last day of the month succeeding the close of the fiscal quarter.  RI Gen. Laws Sec. 45-12-22.3 has been amended to require each municipality to notify both the Auditor General and the Division of Municipal Finance within 30 days if it is likely that a municipality will incur a deficit.  RI Gen. Laws Sec. 44-5-22 has been amended to require each municipality to submit their certified tax roll to the Division of Municipal Finance no later than the next succeeding August 15.  RI Gen Laws Sec. 16-2-9 has been amended to require that, in the event of a budget shortfall, a city or town must submit a corrective action plan to both the Auditor General and the Division of Municipal Finance.  Local governments would also be required to join electronic reporting and implement the Municipal Uniform Chart of Accounts (UCOA), within six months of statewide implementation.
State Revenues and Expenditures
State Revenues - General
The State draws nearly all of its revenues from a series of non-property related taxes and excises, principally the personal income tax and the sales and use tax, from federal assistance payments and grants-in aid, and from earnings and receipts from certain State-operated programs and facilities.  The State additionally devices revenue from a variety of special purpose fees and charges that must be used for specific purposes as required by State law.
State General Fund Revenues
Personal Income Tax.  A resident’s Rhode Island taxable income is the same as his or he federal taxable income, subject to specified modifications.  A nonresident’s Rhode Island taxable income is equal to the nonresident’s Rhode Island income less deductions (including such taxpayer’s share of the income and deductions of any partnership, trust, estate, electing small business corporation, or domestic international sales corporations).  In addition, a non-resident’s Rhode Island income is subject to specified modifications that are included in computing his or her federal adjusted gross income.  Other modifications are derived from or connected with any property located or deemed to be located in the State and any income producing activity or occupation carried on in the State.  Currently law allows the Tax Administrator to modify income tax rates as necessary when the General Assembly is not in session to adjust for federal tax law changes to ensure maintenance of the revenue based upon which appropriations are made.
Sales and Use Tax.  The State assesses a tax on all retail sales, subject to certain exemptions, on hotel and other public accommodation rentals, and on the storage, use or other consumption of tangible personal property in the State.  The State sales and use tax rate is 7.0 percent.
Business Corporation Tax.  The business corporation tax is imposed on corporations deriving income from sources within the State or engaging in activities in the State for the purpose of profit or gain.  The tax was set at a rate of 9.0 percent from July of 1989 to December of 2014.  The rate was lowered to 7.0 percent for tax years beginning on or after January 1, 2015.  Rhode Island’s corporate minimum tax was $500 for the period from January 1, 2004 to December 31, 2015.  For tax year 2016, Rhode Island’s corporate minimum tax was $450, and for tax year 2017, Rhode Island’s corporate minimum tax is $400.
Nursing Facility Provider Assessment.  The State levies a nursing facility provider assessment of 5.5 percent of gross patient revenue on all nursing facilities for each month beginning January 1, 2008. In addition, the State imposes a surcharge on outpatient health care facilities at a rate of 1.5 percent of net patient services revenue beginning July 1, 2015. The outpatient health care facility surcharge dropped to 1 percent on July 1, 2016 and will drop to 0.5 percent on July 1, 2017 nursing facility provider assessment of 5.5 percent of gross patient revenue.
Taxes on Public Service Corporations.  A tax ranging from 1.25 percent to 8.0 percent of gross earnings is assessed annually against any corporation enumerated in Title 44, Chapter 13 of the General Laws, incorporated under the laws of the State or doing business in Rhode Island and meeting the Public Service Corporations test.
Tax on Insurance Companies.  Each insurance company transacting business in Rhode Island must file a final return each year on or before March 1 and pay a tax of 2.0 percent of its gross premiums.  These are premiums on insurance contracts written during the preceding calendar year on Rhode Island business.  The same tax applies to an out-of-state insurance company, but the tax cannot be less than that which would be levied by the State or foreign (i.e., non-Rhode Island) jurisdiction on a similar Rhode Island insurance company or its agent doing business to the same extent in such jurisdiction.
Financial Institutions Excise Tax.  For the privilege of existing as a banking institution during any part of the year, each State bank, trust company, or loan and investment company in the State must annually pay an excise tax. This excise tax is measured as the higher of either (1) 9.0 percent of its net income of the preceding year, or (2) $2.50 per $10,000 or a fraction therof of its authorized capital stock as of the last day of the preceding calendar year.  A national bank within the State must only pay the excise tax measured by option (1) above.  The minimum tax payable is $100.  Mutual savings banks and building and loan associations are subject to the tax.
Banking Institutions Interest Bearing Deposits Tax.  The bank interest bearing deposits tax was eliminated for state and national banks beginning January 1, 1998 and thereafter.  A tax rate on deposits held by credit unions continues to apply with a rate of 6.95 cents for each $100 of deposits for institutions with over $150 million in deposits and a rate 6.25 cents for each $100 of deposits applying to credit unions with less than $150 million in deposits.
Estate and Transfer Tax.    Rhode Island has historically imposed a tax on the estate of decedents residing in Rhode Island at death and on the Rhode Island estate of nonresident decedents. For decedents whose death occurred on or after January 1, 2015, the estate tax equals the maximum credit allowed under federal estate tax law as it was in effect as of January 1, 2001, provided that a credit is allowed against any tax so determined in the amount of $64,400 (equivalent to the taxes owed on an estate with a taxable value of $1.5 million).  The time period for filing a return is nine months from the date of death.
Cigarettes Tax.  The State’s cigarette tax is comprised of a cigarette stamp tax, a cigarette floor stock tax, and a tax on the wholesale price of cigars, pipe tobacco, etc.  The cigarette stamp tax generates over 95 percent of the total cigarette taxes collected by the State.
Other Taxes.  In addition to the above described taxes, the State imposes various fees, taxes and excises for the sale of liquor and other alcoholic beverages, controlled substances, the registration of motor vehicles, the operation of pari-mutuel betting, motor carrier fuel use and the conveyance of real estate.
Departmental Receipts.  All departmental receipts revenues comprised 10.0 percent of total general revenues in audited FY 2016.  Among the sub-categories of departmental receipts, licenses and fees were approximately 80 percent of total departmental receipts in FY 2016.  The largest category of departmental receipts is the group defined as licenses and fees.  This category’s prominence in departmental receipts is due largely to the assessment of the hospital licensing fee beginning in FY 1995.  Other significant license and fee revenues are derived from the registration of securities, motor vehicle title fees and various professional licenses.
State Indebtedness - Authorization and Debt Limits
Under the State Constitution, the General Assembly has no power to incur State debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent.  By judicial interpretation, the limitation state above has been judged to include all debts of the State for which its full faith and credit are pledged, including general obligation bonds and notes, bonds and notes guaranteed by the State, and debts or loans insured by agencies of the State, such as the Industrial-Recreational Building Authority,  However, non-binding agreements of the State to appropriate monies in aid of obligations of a State agency, such as the provisions of law governing the capital reserve funds of the Rhode Island Commerce Corporation, the Housing and Mortgage Finance Corporation, or to appropriate monies to pay rental obligations under State long-term leases, such as the State’s lease agreements with the Convention Center Authority, are not subject to this limitation.
State Retirement Systems
The State, through the Employees’ Retirement System of Rhode Island (“ERSRI”), administers and contributes to three defined-benefit retirement plans – the Employees’ Retirement System (the “ERS”), the Judicial Retirement Benefits Trust (the “JRBT”), and the State Police Retirement Benefits Trust (the “SPRBT”).  The ERS, JRBT and SPRBT are collectively referred to herein as the “Plans.”  ERSRI acts as a common investment and administrative agent for the Plans.  ERSRI is administered by the State of Rhode Island Retirement Board (the “Retirement Board”), which was authorized, created and established in the Office of the General Treasurer as an independent retirement board to hold and administer, in trust, the funds of ERSRI.
On November 18, 2011, the Rhode Island Retirement Security Act of 2011 (“RIRSA”) was signed into law.  RIRSA, which took effect July 1, 2012, made significant changes to the State retirement systems administered by the ERSRI.  Some of the significant changes were as follows:
∙	COLAs were suspended for retired State employees, teachers, judges and State policy until an 80% funding level is achieved in the aggregate for the Plans. After the suspension, future COLAs/benefit adjustments would be applied to the first $25,000 of retirement income

(indexed annually) and would be based on market performance of the plan assets determined by subtracting 5.5% from the five-year average investment return of the aggregate funds with a maximum adjustment of 4% and a minimum adjustment of 0.0%.  During the suspension period, a benefit adjustment, if warranted under the foregoing formula, would be awarded at five-year intervals.
∙	For State employees and teachers, the defined benefit pension plan was transitioned into a combination defined benefit/defined contribution plan. Benefit accruals under the defined benefit plan were reduced to an annual accrual rate of 1.0% multiplied by an employee’s highest 5-year average compensation. For all State employees and approximately 50% of teachers (those participating in Social Security), the defined contribution plan required a 5.0% employee contribution and 1.0% employee contribution. For teachers not participating in Social Security, the defined contribution plan required a 7.0% employee contribution and 3% employer contribution.
∙	For State employees and teachers, the retirement age under the defined benefit pension plan was extended to Social Security normal retirement age, with transition rules easing the implementation of the new retirement age for longer service employees.
∙	For State police, the retirement age was extended to 25 years of service for officers with fewer than twenty years of service on June 30, 2012.
As a result of RIRSA, the unfunded liability of $6.8 billion for State employees and teachers reported in the June 30, 2010 valuation was reduced to $4.4 billion as reported in the June 30, 2011 valuation.  The projected employer contribution was reduced from $622 million as reported in the 2010 actuarial valuation report to $380 million as reported in the June 30, 2011 valuation.  The unfunded liability and projected employer contribution as reported in the June 30, 2016 actuarial valuation are approximately $4.63 billion and $442.2 million, respectively.  The GASB funded ratio improved from approximately 48% as of June 30, 2010 to approximately 57.4% as of June 30, 2011.  The funded ratio as of June 30, 2016 is 56% for State employees and 58.3% for teachers.
As discussed below, a number of unions representing State employees and teachers filed a lawsuit in Rhode Island State court in May 2010 challenging pension reforms made by the General Assembly in 2009 and 2010 (C.A. NO. 10-2859).  In addition, in June 2012, certain unions, active employees, retired State employees and associations of retired State and municipal employees who maintain they are current beneficiaries of ERSRI commenced five separate lawsuits in State court challenging the RIRSA (C.A. Nos. 12-3166, 12-3167, 12-3168, 12-3169, and 12-3579).
The State continues to face challenges in addressing the unfunded pension liability of ERSRI.  This liability is the product of a number of factors, including: (i) investment performance in the past that was significantly lower than the actuarial assumed rate of return; (ii) certain demographic actuarial assumptions proving to be inconsistent with actual experience (such as retiree longevity); (iii) improvements in pension benefits to members prior to 1991 without corresponding funding; (iv) key decisions made prior to 2002 by the General Assembly and Retirement Board which had the effect of lowering contributions to ERSRI; and (v) other overly optimistic actuarial assumptions.  The magnitude of the unfunded pension liability together with significant costs related to post-employment healthcare benefits pose a significant financial challenge to the State.

Litigation
The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.
Pension Litigation
Challenges to the 2009 and 2010 Pension Reform
A number of unions representing state employees and teachers filed a lawsuit in State court in May 2010 initially challenging and attempting to block the 2009 pension reforms enacted by the General Assembly and later amended the suit to include 2010 reforms.  The 2005 reforms were not challenged.  The State intends to vigorously contest the lawsuit.  The defendant State officials filed a Motion for Summary Judgment on the claims set forth in the Amended Complaint, which was heard on July 18, 2011.  Prior to the hearing, the parties stipulated that the only issue that would be presented to the Court during the hearing on the Motion would concern whether the statute created a contract between the state and its participants.  The parties agreed that in the event that the Court concluded that the statute did create a contract, the remaining issues of whether the contract had been impaired and whether any such impairment was legally justified would be briefed and argued at a later date.  On September 13, 2011, the Superior Court issued its decision in which it ruled that pension plan participants have a contractual right based on an implied-in-fact contract theory.  Consistent with the parties’ stipulation, the Court did not decide whether that contract had been impaired or whether any such impairment was legally justified.  The defendants State officials believe the Superior Court’s ruling was legally wrong.  On October 3, 2011, Defendants filed a Petition for Issuance of a Writ of Certiorari and Supporting Memorandum of Law with the Rhode Island Supreme Court.  Defendants also filed a motion through which they requested that the Supreme Court expedite its review of the Petition for Issuance of a Writ of Certiorari.  On November 22, 2011, the Supreme Court denied the petition for Writ of Certiorari.  On January 2, 2013, the Court ordered the parties to participate in mediation (the “2013-2014 Mediation”).  As noted below, the 2013-2014 Mediation ended without a settlement agreement.  The Court scheduled initially the trial to begin in September 2014, and then continued it to April, 2015.  The Defendants moved for a jury trial and to consolidate the challenge to the 2009 and 2010 reform with the challenges to the 2011 reform described more fully below (except the action brought by the Rhode Island State Troopers Association).  Both motions were granted.  Other pre-trial motions were filed by the parties, and the court ruled in favor of the plaintiffs with regard to cross motions in limine regarding the burden of proof.  The parties filed motions to continue the trial until January 2016, which were denied, and the plaintiffs filed Petitions for Issuance of a Writ of Certiorari and Supporting Memorandum of Law with the Rhode Island Supreme Court on March 2, 2015, and on March 5, 2015 the full court denied the petition.
On March 9, 2015, the court entered an order appointing former Rhode Island Supreme Court Chief Justice Frank J. Williams to serve as Master with duties, including “addressing all discovery issues, motions, and assisting the parties in narrowing and/or resolving disputed issues by agreement, subject to further approval by the Court.”  On April 2, 2015, the Special Master presented an interim report to the Court stating that a settlement has been reached in five of the nine consolidated pension cases, including the challenge to the 2009 and 2010 legislation.  The Special Master reported that the proposed settlement would impact 58,901 employees.  The Court set a deadline of April 13, 2015 for the settling parties to memorialize the terms of the settlement and for the settling plaintiffs to file a Class Action Complaint for Settlement

Purposes, as well as a corresponding Motion for Class Certification and for Preliminary Approval of the Settlement.  The Court granted the Motion for Class Certification and notice was given to the class of a fairness hearing, which was held on May 20, 21, 22, 26 and 27, 2015.  On June 9, 2015, the Court issued its decision confirming certification of the plaintiff and defendant classes, confirming the appointment of the plaintiff and defendant class representatives and approving of the proposed settlement as fair, reasonable and adequate.
Subsequently, the General Assembly passed legislation to carry out the settlement, which was enacted into law on June 30, 2015 (“New RIRSA”).  Accordingly, the Court entered final judgment on July 8, 2015 in the Class Action and in C.A. Nos. 10-2859, 12-3166, 12-3167, 12-3168, 12-3579 and KC 14-0345.
Nine appeals were filed from the July 8, 2015 judgments.  Four pro se appeals were filed with respect to the final judgment entered in Rhode Island Public Employees’ Retiree Coalition v. Raimondo, PC-2015-1468.  In addition, 65 public safety employees and 70 retirees have also, through counsel, filed an appeal with respect to that judgment. Seventy retirees, through counsel, filed four appeals with respect to the judgment in Clifford v. Chaffee, KC 14-0345.  Three of the nine appeals were dismissed by the Supreme Court.  The State intends to vigorously defend the remaining six appeals.  The appeals in the case do not affect the implementation of New RIRSA.
In April 2016, the State received notice of 13 pro se complaints filed with the United States Equal Opportunity Commission, which purport to state a claim of age discrimination premised on the enactment of RIRSA (the “EEOC Complaints”).  The pro se complainants were members of the plaintiff class in the Class Action and, under the terms of the judgment in the Class Action, all class members, including the pro se complainants, are forever and completely barred form ever asserting any claims or causes of action that were alleged or brought or that could have been alleged or brought with respect to the various challenges to the Rhode Island pension statutes.  Accordingly, the State Defendants intend to vigorously defend against the EEOC Complaints on the grounds that, inter alia, the EEOC Complaints are barred by res judicata and the judgment in the Class Action.  Moreover, if the pro se complainants desired to challenge the judgment in the Class Action, their recourse would have been an appeal to the Rhode Island Supreme Court.  It is the State’s position that they cannot collaterally challenge the Class Action judgment through the EEOC Complaints.  Finally, if the pro se complainants were permitted to pursue the EEOC Complaints and were successful, the State is unable at this time to estimate the amount of their damages because if any damages are recoverable, they would be specific to each individual complainant.  Based on the foregoing analyses, the pro se complainants do not and, it is the State’s position that they cannot, seek to invalidate or challenge the constitutionality of RIRSA or New RIRSA.
The total savings from the 2009 and 2010 pension reforms is approximately $75 million annually (approximately 5% of employee eligible compensation), including State savings of $46.3 million annually and local government savings of $28.4 million annually.
Challenges to the 2011 Pension Reform
In June 2012, certain unions, active and retired state employees and associations of retired state and municipal employees who maintain they are current beneficiaries of ERSRI commenced five separate lawsuits in State court challenging the Rhode Island Retirement Security Act of 2011 (“RIRSA”) enacted by the General Assembly.  The five cases are: Rhode Island Public Employees’ Retirement Coalition v. Chafee, C.A. No. 12-3166; Bristol/Warren Regional School Employees, Local 581, AFSCME, Council 94 v. Chafee, C.A. No. 12-3167; Rhode Island Council 94, AFSCME, AFL-CIO, et al v. Chafee, C.A. No. 12-3168; City of Cranston Police Officers, International Brotherhool of Police Officers, Local 301, AFL, CIO v. Chafee, C.A. No. 12-3169 and Woonsocket Fire Fighters, IAFF Local 732, AFL-CIO v Chafee, C.A. No. 12-3579.

In each of the five cases, the plaintiffs alleged that RIRSA violates the Contract Clause, the Takings Clause and the Due Process Clause of the Rhode Island Constitution.  In addition, in the Rhode Island Public Employees’ Retirement Coalition v. Chaffee, C.A. No. 12-3166 case, the plaintiffs also allege counts for promissory estoppel and breach of contract.
On August 17, 2012, the defendants filed a motion to dismiss the Rhode Island Public Employees’ Retirement Coalition v. Chaffee case on the ground that Rhode Island’s pension legislation does not create a contract with ERSRI participants and that general contract principles, such as implied contracts, cannot be used to determine whether a state statute creates a contract.  In the remaining four cases, the defendants filed motions for more definite statements in which they argued that it is not clear form the plaintiffs’ pleadings what purported contract or contract(s) plaintiffs allege have been impaired.  The defendants also moved in the alternative and asked the Court to dismiss the remaining four cases if the Court concluded that the plaintiffs’ purported contracts derive from Rhode Island’s pension legislation.  A hearing on the defendants’ motions was held in December 2012.  Defendants’ motions were recently denied.
On January 2, 2013, the Court ordered the parties to participate in mediation (the “2013-2014 Mediation”).  On February 14, 2014, the parties (with the exception of City of Cranston, Police Officers, International Brotherhood of Police Officers Local 301 and Cranston Fire Fighters, IAFF Local 1363) executed a Settlement Agreement in each of those cases.  Pursuant to the terms of the parties’ agreement, a series of votes took place for the unions to proceed with the proposed settlement.  In addition, the settlement was conditioned on enactment of the legislation by the Rhode Island General Assembly.
As a result of the voting and pursuant to the terms of the proposed settlement, the settlement process has ended.  Under the terms of the proposed settlement, if any one of the six groups voting voted to reject the proposal, the settlement process would terminate and the litigation would continue.  Although more than seventy percent of the members eligible to vote did not reject the settlement, the smallest group, representing less than two percent of all eligible members, voted to reject the settlement.  The Court was apprised of the vote.  The 2013-2014 Mediation ended without a settlement agreement.
Meanwhile, on April 3, 2014, fifty retired state workers and public school teachers filed an additional lawsuit objecting to the class action settlement, and seeking equitable relief, including but not limited to restoration of cost of living adjustments.  Stated broadly, the plaintiffs’ claims are substantively similar to those raised in the underlying litigation, Rhode Island Public Employees’ Retirement Coalition v. Chaffee (C.A. No. KC 14-0345).
On May 9, 2014, after the Superior Court was informed that the mediation was unsuccessful, the Court denied each of defendants’ motions for more definite statements and motions to dismiss.
The six cases proceeded through litigation and, after the Court entered an order directing certain of the plaintiffs to join the municipal entities with which they allege they have a collective bargaining agreement, Cranston Firefighters, IAFF Local 1363, AFL-CIO and the international Brotherhood of Police Officers, Local 201 (Cranston Police), which had been parties to the original lawsuits challenging RIRSA filed separate lawsuits in Rhode Island Superior Court challenging RIRSA and withdrew from the original suits.  The State intends to vigorously contest the lawsuits (C.A. Nos. 14-4343 and 14-4768).
The eight cases were consolidated with the litigation challenging the 2009 and 2010 reform.  As in the challenge to the 2009-2010 reform the parties filed motions to continue the trial until January 2016, which were denied, and the plaintiffs filed Petitions for Issuance of a Writ of Certiorari and Supporting Memorandum of Law with the Rhode Island Supreme Court, to which the Defendants joined.  A conference was held with a single justice of the Rhode Island Supreme Court on March 2, 2015, and on March 5, 2015, the full court denied the petition.

On March 9, 2015, the court entered an order appointing former Rhode Island Supreme Court Chief Justice Frank J. Williams to serve as Master with duties, including “addressing all discovery issues, motions, and assisting the parties in narrowing and/or resolving disputed issues by agreement, subject to further approval by the Court.”  On April 2, 2015, the Special Master presented an interim report to the Court stating that a settlement has been reached in five of the nine consolidated pension cases, including the challenge to the 2009 and 2010 legislation.  The Special Master reported that the proposed settlement would impact 58,901 employees.  The Court set a deadline of April 13, 2015 for the settling parties to memorialize the terms of the settlement and for the settling plaintiffs to file a Class Action Complaint for Settlement Purposes, as well as a corresponding Motion for Class Certification and for Preliminary Approval of the Settlement.  The Court granted the Motion for Class Certification and notice was given to the class of a fairness hearing, which was held on May 20, 21, 22, 26 and 27, 2015.  On June 9, 2015, the Court issued its decision confirming certification of the plaintiff and defendant classes, confirming the appointment of the plaintiff and defendant class representatives and approving of the proposed settlement as fair, reasonable and adequate.
Subsequently , the General Assembly passed legislation to carry out the settlement, which was enacted into law on June 30, 2015 (“New RIRSA”).  Accordingly, the Court entered final judgment on July 8, 2015 in the Class Action and in C.A. Nos. 10-2859, 12-3166, 12-3167, 12-3168, 12-3579 and KC 14-0345.
Nine appeals were filed from the July 8, 2015 judgments.  Four pro se appeals were filed with respect to the final judgment entered in Rhode Island Public Employees’ Retiree Coalition v. Raimondo, PC-2015-1468.  In addition, 65 public safety employees and 70 retirees have also, through counsel, filed an appeal with respect to that judgment. Seventy retirees, through counsel, filed four appeals with respect to the judgment in Clifford v. Chaffee, KC 14-0345.  Three of the nine appeals were dismissed by the Supreme Court.  The State intends to vigorously defend the remaining six appeals.  The appeals in the case do not affect the implementation of New RIRSA.
In April 2016, the State received notice of 13 pro se complaints filed with the United States Equal Opportunity Commission, which purport to state a claim of age discrimination premised on the enactment of RIRSA (the “EEOC Complaints”).  The pro se complainants were members of the plaintiff class in the Class Action and, under the terms of the judgment in the Class Action, all class members, including the pro se complainants, are forever and completely barred form ever asserting any claims or causes of action that were alleged or brought or that could have been alleged or brought with respect to the various challenges to the Rhode Island pension statutes.  Accordingly, the State Defendants intend to vigorously defend against the EEOC Complaints on the grounds that, inter alia, the EEOC Complaints are barred by res judicata and the judgment in the Class Action.  Moreover, if the pro se complainants desired to challenge the judgment in the Class Action, their recourse would have been an appeal to the Rhode Island Supreme Court.  It is the State’s position that they cannot collaterally challenge the Class Action judgment through the EEOC Complaints.  Finally, if the pro se complainants were permitted to pursue the EEOC Complaints and were successful, the State is unable at this time to estimate the amount of their damages because if any damages are recoverable, they would be specific to each individual complainant.  Based on the foregoing analyses, the pro se complainants do not and, it is the State’s position that they cannot, seek to invalidate or challenge the constitutionality of RIRSA or New RIRSA.
On July 17, 2015, the State moved to dismiss three of the remaining cases – Cranston Firefighters, IAFF Local 1363, AFL-CIO v. Chafee, C.A. No. PC-14-4343; International Brotherhood of Police Officers, Local 301, AFL-CIO v. Chafee, C.A. No. PC-14-4768 and City of Cranston Police Officers, International Brotherhood of Police Officers, Local 301, AFL-CIO v. Chafee, C.A. No. 12-3169 – for lack of justiciability on the grounds that because RIRSA was amended by New RIRSA, the plaintiffs’ claims were moot.  The Court granted the motion and dismissed those three cases without prejudice.
On March 16, 2016, Cranston Firefighters, IAFF Local 1363, AFL-CIO and International Brotherhood of Police Officers, Local 301, AFL-CIO filed a new lawsuit in the United States District Court for the District of Rhode Island captioned Cranston Firefighters, IAFF Local 1363, AFL-CIO, et al. v. Raimondo, et al., C.A. No. 16-130-ML-LDA.  In that case, the Cranston police and firefighters’ unions claim that RIRSA and New RIRSA violate the Contracts Clause, Takings Clause and Due Process Clause of the United States Constitution.  They also seek a declaration concerning the effect of the class action settlement on Cranston police and firefighter retirees.  The State has moved to dismiss all counts in the Plaintiffs complaint and, on March 7, 2017, the Court granted the State’s motion and dismissed Counts I, II and III without prejudice and Court IV with prejudice.  The Plaintiffs have filed an appeal with the United States Court of Appeals for the First Circuit.  The State intends to vigorously defend the case on appeal.
On September 8, 2014, an additional case was commenced by the Rhode Island State Troopers Association and Rhode Island State Troopers Association ex rel. Kevin M. Grace and Ernest E. Adams in Rhode Island Superior Court challenging RIRSA.  Defendants have answered the complaint in that action.  This case has not been consolidated with the other nine cases and remains pending.

                As a result of the RIRSA legislation, the unfunded liability of $6.8 billion for state employees and teachers in the June 30, 2011 valuation for ERSRI has been reduced to $4.4 billion as reported in the June 30, 2011 valuation.  Also, the projected employer contribution has been reduced from $622 million as reported in the 2010 actual valuation report to $380 million as reported in the June 30, 2011 valuation.
The Pension Settlement
The pension settlement, effective July 1, 2015 through the enactment of New RIRSA, allows the 58,901 employees impacted to receive increases in their benefits, while at the same time still retaining a significant portion of the savings expected from the pension reforms.  In connection with the settlement, the General Assembly enacted Article 21 in the revised FY 2015 budget, which makes certain changes to all plans administered by ERSRI as contemplated by the settlement.  Set forth below is a summary of the following changes that Article 21 makes to all of the plans administered by ERSRI, except where noted separately:
∙	A one-time 2% COLA payable immediately to all applicable retirees/beneficiaries that retired on or before June 30, 2012 on the first $25,000 of pension benefit without the contingency of being 80% funded or the investment return. This does not impact the indexing of the $25,000 for future years.
∙	Two one-time $500 stipends payable to all current retirees/beneficiaries that retired on or before July 1, 2015. One payable 60 days following enactment of the changes and the final one payable one year later.
∙	The COLA formula will become 50% of the COLA using the previous 5-year average of investment returns, with a maximum increase of 4%; and 50% of the previous Schedule B COLA, which is the previous year’s CPI-U with a maximum increase of 3%, for a total maximum increase of 3.50%.
∙	The COLA payment will be contingent on the individual plan being 80% funded. However, every 4th year, if the COLA has been suspended for three consecutive years, the COLA may occur even if the plan is less than 80% funded.

∙	For current retirees/beneficiaries that retired on or before July 1, 2015, the $25,000 COLA cap will be increased to $40,000 (indexed) for any COLA payable based on the every 4th year provision (any COLA suspended based on less than 80% funding ratio).
∙	For State workers, teachers, and general MERS active members with 20 years of service as of June 30, 2012, they will receive future accruals (post July 1, 2015) at a rate of 2 per year and no longer participate in the defined contribution plan. The members will keep their DC balances as of 6/30/2015. For this accrual, these employees will pay higher member contribution rates. For State workers and teachers, the member contribution rate will be 11% of pay. For general MERS, the member contribution rate will be 8.25% or 9.25% depending on whether the unit has a COLA provision.
∙	For State workers, teachers, and general MERS active members with more than 10 years of service (but less than 20 years of service) as of June 30, 2012, there will be an additional employer contribution of 0.25% if the member has between 10 and 15 years of service and 0.50% if the member has between 15 and 20 years of service.
∙	For State workers, teachers, and general MERS active members who earn less than $35,000 per year, the administrative fee in the defined contribution plan will be waived.
∙	All current and future State workers, teachers, and general MERS active members will be eligible to retire with full benefits at the earlier of their current RIRSA date or upon the attainment of age 65 with 30 years of service, age 64 with 31 years of service, age 63 with 32 years of service, or 62 with 33 years of service.
∙	For members who will be impacted by the RIRSA part-time anti-spiking rule, if the highest 5-year average calculation is less than the $35,000 indexed, the pension will be based on the greater of the following: (i) highest 10-year average earnings, or (ii) highest 5-year earnings with an indexed $35,000 cap.
∙	The early retirement reduction for employees who choose to retire before eligible for full unreduced benefits will be based on the following schedule: 9% for year 1, 8% for year 2, and 7% for each year thereafter.
∙	For correctional officers active as of June 30, 2012 with fewer than 25 years of service as of that date, the benefit accrual will be 3% per year for years 31-35.
∙	For MERS police and fire employees, current and future members can retire with full benefits at the earlier of their current RIRSA retirement age or at the attainment of age 50 with at least 25 years of service or the attainment of any age and 27 years of service. Members will pay an additional 2.00% contribution beginning July 1, 2015.
∙	For MERS Police and Fire, active members (including future hires), members who retire after July 1, 2015 and after attaining age 57 with 30 years of service will have a benefit equal to the greater of their current benefit and one calculated based on a 2.25% multiplier for all years of service.
Overall it is estimated that the combination of these changes, as well as the other provisions of the settlement, based upon the actuarial analysis performed by Gabriel Roeder Smith & Company, the State’s actuarial consultants, as set forth in a letter dated June 10, 2015 to certain State officials, will result in (i) a

$290 million increase in the UAAL as of June 30, 2014 on a combined basis and (ii) a $14.7 million increase in combined employer contributions for the 2017 fiscal year.  Despite such increases, the pension settlement, as reflected by the enactment of Article 21, is estimated to preserve approximately 90% of the savings anticipated from the pension reforms.
While the employees that are members of the unions that brought the non-settled consolidated cases (C.A. Nos. 12-3169, 14-4343 and 14-4769) will receive the same benefits afforded to the settling parties, those cases have not settled.  On March 16, 2016, the Cranston police and firefighters’ unions, which had been plaintiffs in 14-4343 and 14-4769, filed a new lawsuit in the United States District Court for the District of Rhode Island in which they claim, inter alia, that RIRSA and New RIRSA violate the Contracts Clause, Takings Clause and Due Process Clause of the United States Constitution.  However, such employees are municipal employees for which the State would not have funding responsibility.  The case commenced by the Rhode Island State Trooper’s Association and Rhode Island Troopers Association ex-rel. Kevin M. Grace and Ernest E. Adams (the “State Troopers Lawsuit”) also has not settled.  The State intends to vigorously contest these remaining lawsuits.  While the State Trooper Lawsuit also only challenges the constitutionality of RIRSA (prior to the amendments) the benefits at issue there are ones paid from and pertaining to SPRBT rather than benefits paid form any of the other ERSRI plans.
Other Litigation
The Retiree chapter of Council 94, AFSCME, recently filed a Complaint in Rhode Island Superior Court alleging breach of contract and unconstitutionality in connection with a change to retiree health benefits.  The case is in its early stages, but could result in a significant shift in state resources.
The estate of Sydney M. Jones has filed a wrongful death action against the State arising from a drowning in a closed State pond facility at the World War II Memorial Park in the City of Woonsocket.  Damages would reasonably be expected to be seven figures.  However, the State is vigorously defending any liability in this action; and, it believes that it has strong defenses in this matter.  The case is in the discovery phase.
Subsequent to the approval of a referendum in November 2012 authorizing table games at Twin River Casino, the constitutionality of that legislation is being challenged by the Narragansett Indian Tribe.  The Tribe also disputes whether the State “operates” either Twin River or Newport Grand.  The Supreme Court has recently determined that the Tribe has standing to maintain the case, and has remanded the case to the Superior Court.  The State does not believe that the Tribe’s lawsuit seeking a declaratory judgment will be successful, but if the Tribe were to prevail, there could be a significant impact to the revenue derived from gaming.  The defense of the litigation itself is expected to be costly.
The Department of Children, Youth and Families has been sued by Children’s Right of New York which alleges constitutional and statutory violations in its foster care programs.  Children’s Rights sought substantial changes to these programs, prolonged supervision by a private, outside monitor and attorney’s fees.  Similar lawsuits have been brought by this organization in other jurisdictions resulting in the award of substantial legal fees.  The State vigorously contested the allegations.  A sixteen day bench trial on the individual claims of the named Plaintiff children was held in United States District Court.  The State moved for judgment on the record at the close of the Plaintiffs case and the motion was granted.  Judgment was entered in favor of the State on April 30, 2014.  Childrens’ Rights filed an appeal to the United States Court of Appeals for the First Circuit.  That Court upheld the appeal and has remanded the case to the District of Rhode Island for additional discovery and further litigation.
The Department of Children, Youth and Families was also sued by a family (Provorse v DCYF) for damages they claim because of the adoption of their daughter  They claim that DCYF knew that the child had severe disabilities and failed to tell them.  In addition to the over $2.0 million demand, there may be exposure for pre-trial interest, which is now exceeding 100 percent.  The Superior Court recently issued a decision denying the State’s motion claiming that the parents failed to file their Complaint within the applicable limitations period.  The State is contemplating filing a petition for Certiorari with the R.I. Supreme Court in the issue.  This case will not be resolved in the near future.
In 2010 IRIE, a program providing residential services to teenagers in DCYF care, filed suit against DCYF alleging that it was not paid for providing services to the infants/toddlers of the teenagers in its residential program.  IRIE initially filed suit under a theory of unjust enrichment, however in 2012 the Superior Court allowed IRIE to amend in legal theories of breach of contract, conspiracy, and tortuous interference with business.  The court did not permit these new theories to relate back to the initial filing of the complaint.  The Plaintiff seeks $2,908,650, plus interest and costs.  The State’s motion to dismiss was granted by the Superior Court, but an appeal was filed and is pending.
The State was sued by the U.S. Department of Justice (“USDOJ”) alleging that the Department of Corrections engaged in a pattern of discriminatory hiring with respect to African-American and Hispanic applicants for correctional officer positions.  The USDOJ is seeking many millions of dollars in “back pay” and other “make-whole” relief to individuals who took and failed the correctional officer test.  The full extent of the relief has not been codified.  The State filed a motion to dismiss, which was denied by the Rhode Island US District Court.  The case is now in expert discovery on the issues of liability and if no settlement is reached, the case may proceed to trial on the liability phase in 2017.
A wrongful death action arising out of drowning at Pulaski Park has been brought against the Department of Environmental Management.  This case is being defended with assistance from the Department of the Attorney General.  Potential liability could be in the seven figures.
Lionel Monsanto has filed a civil suit against the General Treasurer, Seth Magaziner, Rhode Island State Police Troopers James Donnelly Taylor and Gregory Palmar and Superintendent of the State Police, Colonel Steven G. O’Donnell for violation of his First, Fourth, Fifth, Sixth and Fourteenth Amendment Rights.  This case arises out of the alleged assault of a criminal defendant by a Rhode Island State Police trooper while in State custody.
Cashman Equipment has filed suit against Cardi Corporation and the Rhode Island Department of Transportation for construction claims for work on the Sakonnet River Bridge Project, 2008-CB-056.  The matter is currently in the discovery phase.  Cashman alleged $1,537,943.52 as pass through claims and additional damages for Type F concrete.  Cardi filed a Supplemental First Amended, Third Party complaint against the State for the pass through claims plus alleging damages for project delays and for monies withheld by RIDOT.  The State denies the allegations.  The parties have participated in three court-ordered mediations for this case.  Chief Justice (retired) Frank Williams is the current Mediator.
The Quidnessett Memorial Cemetery has filed a lawsuit against the Rhode Island Department of Transportation (“RIDOT”) alleging inverse condemnation, continuous trespass, and violations of substantive and procedure due process.  The allegations stem from an easement that was entered with the cemetery in 1984 for RIDOT to construct a “seepage pit” on cemetery property for overflow of highway runoff.  There has been no formal demand, but the Cemetery alleges at least $2.5 million in damages for value of the easement, which does not include lost use.  The Cemetery also wants a solution to flooding, which may require major highway reconstruction with a cost in the millions.  The case is in discovery, with a scheduling order in place.
On March 31, 2017, the Narragansett Indian Tribe filed an action for declaratory judgment, breach of contract and injunctive relief against the RI Department of Transportation (“RIDOT”) and the RI State

Historic Preservation Commission in Federal District Court seeking to enjoin further construction on the I-95 Viaduct Bridge Replacement project.  The Tribe is seeking to require RIDOT to convey certain lands to the Tribe as mitigation for historical tribal land discovered to exist under the I-95 Viaduct project pursuant to a Programmatic Agreement reached between the Tribe, State, and Federal Highway Administration.  The State has not been served, and the Programmatic Agreement is currently under review in a federal administrative proceeding.  The Tribe will not accept the proffered deeds to the land from RIDOT.  For the State to transfer the land to the Tribe for its intended purpose, however, the State needs the deeds to remain enforceable and therefor require a limited waiver of the Tribe’s sovereign immunity.  The purpose of the Programmatic Agreement requires the land to be kept in its natural state and to preserve its historic value.  Properties at issue are worth millions of dollars and the funds associated with the I-95 Viaduct Bridge Replacement project are in the $80 million range.

APPENDIX F
ADDITIONAL INFORMATION ABOUT THE UTAH ECONOMY AND
UTAH DOUBLE- EXEMPT OBLIGATIONS
The following information is a summary of certain factors affecting the credit and financial condition of the State of Utah (“Utah” or the “State”). The sources of payment for Utah municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statement of issuers of Utah municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports.  Such information is included herein without the express authority of any Utah issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.
Utah Economy and Outlook.
Overview
The Utah economy remained healthy in 2016. Looking ahead, the outlook for 2017 is positive.
Employment growth was strong throughout 2016 and is expected to come in at 3.6% for the year. This growth pushed the statewide unemployment rate down to 3.1% at the time of publishing. This is notable due to the fact that workforce participation rates also continued to improve throughout the year, signaling a strengthening labor market.
During the coming year, job growth is expected long-term average. This, combined with a low unemployment rate, will continue to support healthy wage growth during 2017. Amid these conditions, labor shortages will become more notable particularly in high-skilled sectors which will further support wage growth in the coming year.
The availability of talent will, perhaps, shape growth in Utah as much any other factor in 2017. During the past two years, in-migration increased substantially and helped maintain higher levels of employment growth.
The most recent dramatic jump in net migration was between 2014 and 2015 when it increased from 5,087 to 21,994. In 2016, net migration reached 24,274. Such population growth is poised to become a greater part of the Utah economic story as time goes on. With lower birthrates, the state need to rely on in-migration to supply the talent needed to maintain elevated levels of growth. should be supportive of growth during the coming year. Potential changes to federal fiscal policy and an improving outlook for the global economy will provide a tailwind for the Utah economy in 2017. Increased defense and infrastructure spending could also positively impact the state. In addition, potential changes to the tax code would support consumer spending and business sentiment. Altogether, these factors provide some upside risk to the current forecast.

Even without changes to federal fiscal policy, infrastructure projects already in progress will continue to benefit the Utah economy. The most notable project is the terminal redevelopment program at the Salt Lake City International Airport.
With the addition of a north concourse, the project is now worth $2.9 billion and will pump upwards of $30 million a month into the state economy during 2017 and will not require any additional taxes. Furthermore, the long-term impact on the state will be significant as the new modern gateway will be capable of handling larger volumes of traffic and enable new connections to the area.
Utah’s economy is strong. During the coming year, this is likely to remain the case with moderate, healthy growth continuing. This outlook is supported by an improving global economy, a positive national outlook, stronger in-migration and the potential for positive effects from fiscal stimulus. Downside risks to the policies regarding trade and immigration are especially worth watching. Beyond these issues, instability resulting from changes to the post-World War II norms for security and commerce would result in significant disruptions to financial markets and the real economy. Still, it should be noted that these are not base-case scenarios, but are issues that should be monitored. As should perform near its long-term averages with some upside potential during the coming year.
Demographics
2016 Overview
Utah’s population surpassed the 3 million milestone in 2016 with the highest in the nation annual growth rate of 2.0 percent. While natural increase continues to be the dominant driver, net in-migration has accelerated and contributed over 40 percent of the annual growth. By 2065, the state’s population is projected to grow by another 2.5 million with a continued balance between migration and natural increase.  For the foreseeable future Utah will maintain its distinctive demographics even as it continues to follow national trends of an aging and increasingly diverse population.
State Population Estimates
Utah’s population added 57,402 persons and reached 3,054,806 by July 1, 2016, according to estimates prepared by the Utah Population Committee (UPC). Net migration, in-migration minus out migration, accelerated in 2016 to reach an estimated 24,274 and contribute 42 percent of the state’s population growth. Natural increase contributed 33,128 or 58 percent of the growth.
Utah’s rate of natural increase remains the highest among all states. This is the combined result of maintaining the youngest median age and highest fertility rate.
Utah’s rate of natural increase from 2015 to 2016 is 11.6 per 1,000 population, the highest in the nation. The crude birth rate is the highest and crude death rate the lowest. This is the result of a very young age structure and relatively high fertility rate.
The state maintains these rankings even as it follows the long run national trends of declining natural increase and increasing median age. Total natural increase has fallen annually since 2008 as births declined with the onset of the Great Recession and deaths have increased with the aging of the population. Utah had 50,573 births and 17,445 deaths in the year ending July 1, 2016. Utah's total fertility rate of fell to an historic low of 2.29 for 2015, although it remains the highest among states. Replacement fertility is 2.1 children per woman.

These estimates and other recent data indicate that Utah’s growth dynamic appears to have been reestablished at a new normal – a moderate and sustainable rate that is fueled by both natural increase and net in-migration.
County Population Estimates
County population estimates for July 1, 2016 identify Utah County as having added 17,668 people, surpassing the estimated 14,223 increase in population in Salt Lake County. This is the third consecutive year that UPC estimates indicate that Utah County has added more population than Salt Lake County. This provides increasing evidence that the “epicenter” of Utah’s growth dynamic has shifted to Utah County. According to these 2016 UPC estimates, Wasatch County had the highest rate of growth (4.8 percent), followed by Kane (4.3 percent), and Juab (4.2 percent). These, and other counties adjacent to the urban core, continue solid population growth. In addition, migration to Washington County has been firmly reestablished, resulting in an annual growth rate of 3.7 percent. Meanwhile six counties are estimated to have lost population, including Uintah, Duchesne, and Emery (three energy industry counties), and Piute, Daggett, and Wayne.
In 2016, Salt Lake remains the most populous county, surpassing 1.1 million residents. Salt Lake, Utah, Davis, and Weber counties, the four most populated counties, are home to 2,300,551 people or 75.3 percent of Utah’s residents. Population continues to become more spatially concentrated and urbanized in Utah. The most recent Census Bureau analysis in 2010 designates 91 percent of Utah’s population as urban, ranking it the ninth most urban state in the nation.
State Population Projections
Preliminary state population projections released by the Kem C. Gardner Policy Institute indicate that the Utah population will reach 5.5 million by 2065. This research indicates that, for the foreseeable future, natural increase will contribute about two thirds of growth with one third coming from net in-migration to the state. A more moderate rate of growth is projected for the next half century.
Utah’s median age is projected to increase by about nine years, rising to 39.5 years in 2065. The shape of the population pyramid is projected to change from a cone to a beehive shape as a result of declining fertility and increasing life expectancy. Utah’s share of the population ages 65 and older is projected to double over the next 50 years to 21.3 percent. The school age population, ages 5-17, is projected to increase, but compose a smaller share of the population than it does today. Annual increases in this population are projected to exceed 9,000 through 2018, but are projected to remain below 9,000 every subsequent year.
The dependency ratio summarizes age structure and is computed as the number of non-working-age persons (younger than 18 and older than 65) per 100 persons of working-age (18 to 64). The youth component of the dependency ratio is projected to decline from 53.0 in 2010 to 43.4 in 2060. This is more than offset by the increase in the retirement component from 15.2 in 2010 to 37.6 in 2060. The total dependency ratio is projected to increase from 68.2 in 2010 to 81.0 dependents per 100 working age in 2060.
Utah’s Young Population
Utah’s signature demographics include a young population, high fertility rate, and larger household sizes. Combined these result in Utah having the highest share of both the preschool and school age group in the nation at 8.4 percent and 22.1 percent, respectively. In addition, Utah had the smallest working-age population share in the nation, with 59.3 percent of Utahns between the ages of 18 and 64 and one of the smallest retirement-age population shares, with 10.3 percent of the total population age 65 and older; only the State of Alaska had a smaller share of retirees (9.9 percent).
The total dependency ratio for 2015 was 68.7, the second highest in the nation behind Idaho (69.1). The national dependency ratio was 60.7. Utah had 51.4 youth per 100 working age persons, the highest in the nation. The elder component is among the lowest. Persons per household are estimated to be 3.17 in 2015 in Utah, the highest in the nation. This is an increase from 3.10 in 2010.
Race and Hispanic Origin Counts
The “minority” population (measured as the population that is not white alone and non-Hispanic)
increased to 26.6 percent of the Utah population. The Hispanic or Latino population in Utah increased
3.0 percent from 399,273 in 2014 to 411,143 in 2015. Utah's Hispanic population as a percent of total has continued to increase, from 4.9 percent in 1990, 9.0 percent in 2000, 13.0 percent in 2010, and 13.7 percent in 2015.
In 2015, 84.3 percent of Utahns were identified as single race not Hispanic or Latino by the Census Bureau. Among those who were of a single race not Hispanic or Latino, the majority were White (79.0 percent), followed by Asian (2.4 percent), Black or African American (1.0 percent), American Indian and Alaska Native (1.0 percent), and Native Hawaiian or Other Pacific Islander (0.9 percent).
Subcounty Populations
Salt Lake City, estimated population of 192,672, remains the most populous in the state, followed by West Valley and Provo. Cities adding the most population from 2010 to 2015 are Lehi, Herriman, and South Jordan.
2017 Outlook
A moderate rate of population growth is expected for Utah even as this growth rate should remain well above that of the nation. Natural increase (births minus deaths) is anticipated to increase slightly, contributing 36,477 people to Utah’s population. Net migration is expected to further accelerate and reach 32,499.
Employment, Wages, and Labor Force
2016 Overview
Utah’s strong overall economic growth in 2016 was coupled with excellent labor market outcomes.
Labor force, the measure of individuals holding or actively seeking a job, increased 3.0 percent over 2015, driven by in-migration to the state and strong opportunities in the majority of economic sectors. The state’s growing reputation as an optimal location to find economic opportunity and high quality of life, along with increasing wages, are the most likely drivers of labor force growth. It is important, however, to note the differences in labor force growth across the age groups, which is a lasting effect of the Great Recession. Compared to 2007, only the 55-64 year olds in Utah participated in the labor force at a higher rate in 2016. The 20-24 year olds participated at roughly the same rate. All other age groups still show participation rates lower than 2007, including those in their prime working age. Individuals in the 16-19 age group lagged the farthest behind at 2.9 percentage points lower than 2007.

2016 ended with the state experiencing an average unemployment rate of 3.4 percent. The year began with a seasonally adjusted count of unemployed equaling 49,500. As is sometimes the case with strong economies, the number grew over time, reaching a peak of 59,200 in the summer as individuals realized the opportunities for employment and jumped into the labor market to begin or renew a job search. From the summer peak, as people found jobs, unemployment declined, ending the year below
47,000.
Utah employers created roughly 49,500 jobs in 2016. This is essentially the same number created in 2015 which is surprising to most local economists who were expecting a slight slow-down anticipating capacity constraints from tightening labor markets. New labor force entrants and population in-migration loosened the constraints, allowing employers to continue adding jobs to the Utah labor market in response to healthy demand for their products and services.
Every industry but Mining, Oil, and Gas added jobs in 2016. Despite 2015 predictions, the effects of oil prices continued to cause job shedding in the first half of the year, then some gains occurred in the latter half, netting the industry essentially zero change overall. In contrast, significant gains were experienced in industries such as Construction, which grew by 6.8 percent, Leisure and Hospitality, which grew at 6.1 percent, and Professional and Business Services, growing at 5.4 percent. This mix of fastest growing industries exemplifies the robust economic conditions of the state, with incomes increasing, housing in high demand, and the tech sector blossoming.
Wages tell an even stronger story than was the case in past years. Average annual pay increased by 3.5 percent over the year, marking the third year in a row of accelerating wage gains.
2017 Outlook
Utah managed to avoid the chokehold of tight labor markets in 2016 and current momentum indicates 2017 could share in that advantage as well. No current signals at the state level indicate Utah will veer off its current expansionary path. Labor shortages will naturally plague some employers of high-skilled, specialized work, but continued in-migration and a primed education pipeline should help to ease those pinches.
With a new national administration poised to take the helm at the beginning of 2017, the potential for change leaves forecasters somewhat muddied as to what may create head- or tailwinds at the federal level. Key economic indicators that will likely play a role in shaping the 2017 economy include inflation, interest rates, and the value of the dollar. Kept in balance, these indicators will only play out in the background of our thriving Utah economy. However, if balance isn’t achieved, a sharp run for any of those measures could hinder business investment and hiring by Utah employers.
Personal Income
2016 Overview
Utah’s total personal income in 2016 was an estimated $124.5 billion, a 5.7 percent increase from $117.8 billion in 2015. Utah's estimated 2016 per capita income was $40,864, up 4.0 percent from the 2015 level of $39,308. This 2016 growth rate is slightly higher than the average annual state growth rates of 5.5 percent for total personal income, and 3.9 percent for per capita income during the 2012 to 2015 period.
In the last two years, Utah’s growth in per capita personal income has been significantly higher than that of the U.S. economy as a whole.

Total Personal Income
Total personal income (TPI) is the sum of all individual personal income in a given region. There are three components of TPI: 1) net earnings by place of work, adjusted by residence; 2) income from dividends, interest, and rent (DIR); and, 3) income from transfer receipts, such as social security, welfare, and pensions.
The largest component of TPI is typically earnings by place of work, which consists of the total earnings from farm and nonfarm industries including contributions for social insurance. In 2016, Utah’s TPI was an estimated $124.5 billion, a 5.7 percent increase from $117.8 billion in 2015. Of Utah total personal income in 2015, 77 percent can be attributed to earnings by place of work. Of this amount, 72 percent came from wages and salaries, 18 percent came from supplements to wages and salaries, and 11 percent came from proprietors' income.
In 2015, Utah's income from Dividends, Interest, and Rent (DIR) increased to $21.96 billion and income from transfer receipts was $16 billion. Utah transfer receipts comprise a much smaller portion of TPI than the national average (13.6 percent vs. 17.3 percent). Thus, Utahns rely more on wage earnings for income than their counterparts nationally. Moreover, all three subcategories of Utah total personal income have grown faster than the corresponding national measures.
In 2015, most nonfarm earnings in Utah were in the private sector: 82.3 percent of the earnings by place of work, compared to 82.6 percent nationally. The Utah public sector accounted for 17.3 percent of nonfarm earnings, which is slightly higher than the national proportion (16.7 percent). Within the Utah private sector, the manufacturing sector (12.2 percent) was tthe largest source of earnings, followed by professional, scientific, and technical services (11 percent), and health care and social services (10.3 percent), respectively. At the national level, health care accounted for the largest percentage of private sector earnings followed by professional, scientific, and technical services, and manufacturing.
In 2015, most of Utah’s broad industry classifications experienced growth in earnings. The Real Estate and Rental and Leasing sector experienced an impressive 21 percent growth from 2014 to 2015. Other industries experiencing high growth included Utilities (14.1 percent) Construction (11.9 percent), and Finance and Insurance (11.9 percent).
Two industries experienced losses in earnings in 2015, including Mining, Quarrying, and Oil and Gas Extraction, in which earnings fell by 10.6 percent, and Forestry, Fishing, and Related Activities, which fell by 0.4 percent.
Per Capita Personal Income
Per capita personal income is a region’s total personal income divided by its total population. Personal income and per capita earnings data are reported quarterly by the U.S. Bureau of Economic Analysis.
Utah's estimated 2016 per capita personal income was $40,864, up 4.0 percent from the 2015 level of $39,308. Utah’s estimated 2016 per capita income of $40,864 is 82.9 percent of the national per capita income of $49,270.
In a reversal of long-term trends, Utah’s 2015 growth rate in per capita personal income was among the highest in the United States. Utah’s growth rate of 4.4 percent was much higher than the US growth of 3.7 percent and ranked Utah with the 7th fastest growing per capita personal income in the country.

Utah’s personal income growth has been among the highest in the United States because of the strong economy and vibrant growth occurring in the state.
Utah has consistently ranked as a state with one of the highest job growth rates and lowest unemployment rates in the country. As a result of this vibrant job growth and low unemployment, Utah is experiencing labor shortages which is creating upward wage and income pressure.
Personal and Per Capita Income by County
Utah’s growth in per capita income of 4.4 percent in 2015 remained steady from the same growth rate in 2014. Three Utah counties (Beaver at -3.2 percent, Uintah at -8.8 percent, and Duchesne at -9.6 percent) experienced a decline in per capita income. The 26 other Utah counties experienced per capita personal income growth. Daggett and Sanpete counties experienced the strongest growth in 2015, with 9.3 percent and 8.8 percent growth rates, respectively. Garfield, Kane, Tooele, Utah, Juab, Summit, Davis, Sevier, Salt Lake, Washington, Weber, Millard, Piute and Morgan Counties all had growth between 4.0 percent and 7.0 percent.
In 2015, Summit County had the highest estimated per capita personal income of $98,128, the highest in the state, which was almost two-and-a-half times the state average ($39,308). Summit was the only county with a per capita income that exceeded the national average ($48,112). San Juan County ($23,399) had the lowest per capita income, only 60 percent of the Utah average.
2017 Outlook
Utah total personal income in 2016 is estimated to have grown 5.7 percent. This represents a vibrancy that far surpasses income growth at the national level.
Per capita personal income is estimated to have grown at a 4.0 percent rate in 2016, which is nearly double the estimated national per capita income growth rate of 2.4 percent, but slightly slower than last year’s Utah per capita income growth rate of 4.4 percent. Utah’s personal income is expected to continue to grow strongly in the next few years, albeit somewhat more slowly than the robust growth of the last couple years.
Utah personal income growth is also expected to continue to surpass the growth of US personal income. Utah’s vibrant and growing economy will continue to produce an environment with strong employment growth and low unemployment, which will continue to create upward pressure on Utah’s personal income growth.
Gross Domestic Product by State
2015 Overview
Gross domestic product (GDP) by state details the value of final goods and services produced in a state.
It is the state‐level counterpart to the national GDP. Conceptually, GDP by state is gross output less intermediate inputs, and as such it measures the economic activity within the state. Real GDP controls for inflation by using “chained” dollars (a weighted average of data in successive pairs of years), which is a more meaningful measure of GDP over time. The Bureau of Economic Analysis (BEA) releases GDP data annually in June. In 2016, BEA revised state‐level GDP measures for 1997 through 2015.

Nominal GDP
Utah’s nominal GDP (measured in current dollars) was estimated to be $147.5 billion in 2015, up from $140.3 billion in 2014. This represents a growth rate of 5.1 percent, which ranks the eighth highest in the nation.
The Utah GDP growth rates of 5.1 percent, 5.3 percent, 4.1 percent and 3.2 percent in 2015, 2014,
2013 and 2012, respectively, represent a marked improvement in the Utah economy compared with the average annual GDP growth rate of 0.5 percent between 2008 and 2010. However, the average Utah growth rate of the last four years is still well below the 7.4 percent annual growth rate in state GDP that prevailed between 1998 and 2007.
Real GDP
Utah’s real GDP (measured in 2009 chained dollars) was $130.9 billion in 2015, up from $126.5 billion in 2014. This represents a growth rate of 3.4 percent, the sixth highest in the nation. Of Utah’s production in 2015, 87 percent came from private industry, led by finance, insurance and real estate.
Industry Growth
The information industry (which accounts for 4.7 percent of Utah GDP) showed the strongest real GDP industry growth for the 2014–2015 period, growing from $5.5 billion to $6.1 billion, a 10.3 percent increase. The construction and financial services industries had the next highest industry growth rates of 8.0 percent and 5.4 percent, respectively. The lowest‐growth industries in Utah in 2015 were agriculture, natural resources and mining (–24.1 percent) and government (1.1. percent).
2016/2017 Outlook
Utah’s current real GDP growth rate of 3.4 percent is above the average growth rate of 2.6 percent in the state in the last four years. This is a marked increase from the negative Utah average real GDP growth rate of –0.7 percent during 2008–2010. Utah’s GDP growth has become more aligned with that of the national economy recently, both in terms of growth trends and industrial composition. Agriculture, natural resources and mining was the only industry group to experience a decline in 2015, which was exclusively due to significant losses in the mining industry. Besides this, eight out of 11 Utah industry groups have performed well, growing by 4 percent or greater. Although risks to the outlook remain and there is much uncertainty, potential changes to federal fiscal policy and an improving global economy will provide a tailwind for the Utah economy in 2017. Increased defense and infrastructure spending could also positively impact the state. Utah’s strong and diversified industrial composition will continue to help our growth remain above the U.S. average. The state’s economy should perform near its long‐term averages with some upside potential during the coming year. We expect Utah’s real GDP growth to be in the 2.9–3.5 percent range.
Utah Taxable Sales
2016 Overview
Utah total taxable sales continued to grow in 2016. Growth was steady, increasing by approximately 4.4 percent to an estimated $56.3 billion. A strong labor market and consumer spending were among the primary drivers of growth. Historically low interest rates, a strong tourism industry, and low motor fuel prices were also drivers of growth. Growth in 2016 retail sales and taxable services is estimated at 5.0 percent and 4.7 percent, respectively, while business investment purchases are estimated to decline by 1.9 percent.
Retail Sales
Retail sales are a good indicator of economic activity and typically trend with consumers’ income and confidence. Growth in taxable retail sales in the last six years has been steady, varying between 5.0 to 7.9 percent. In 2016 retail sales are estimated to increase by 5.0 percent to $29.2 billion, significantly better than the 2.8 percent increase estimated in U.S. nontaxable and taxable retail sales. Retail sales are the largest component of total taxable sales in Utah, accounting for an estimated 51.9 percent of the total in 2016. One issue of note impacting taxable retail sales in recent years is the growing popularity of online sales. Online or remote sales from businesses that do not have a physical presence in the state and do not collect sales tax are not included in taxable sales. The U.S. Census Bureau is reporting annual growth of retail ecommerce sales in excess of 15 percent in recent years. Growth in taxable retail sales has been lessened as consumers increasingly substitute online sales for purchases that they otherwise would have made in store.
Business Investment Purchases
For the second year in a row, business investment purchases declined, dropping 1.9 percent to an estimated $8.2 billion in 2016. Recent declines have been led by sharp drops in investment in the oil and gas and mining industries. Declines in these industries have been driven by low commodity prices, caused by global influences on supply and demand. Although business investment purchases account for only approximately 14.6 percent of estimated total taxable sales in the state in 2016, total taxable sales in areas with significant amounts of oil and gas development have been hit especially hard. Duchesne and Uintah counties have been impacted the most with taxable sales down sharply in 2015 and 2016. Business investment purchases have historically been the most volatile of the three major components of taxable sales. Business investment purchases declined the most of any component during the recession and are the only major component of taxable sales to not reach or exceed pre-recession highs by 2016.
Taxable Services
In 2016 taxable services are estimated to account for 28.7 percent of total taxable sales. Taxable services are estimated to increase by 4.7 percent in 2016 to $16.2 billion. Tourism related industries (accommodation, food services, entertainment, and recreation) are currently leading the growth in taxable services. Growth since the recession has been steady with annual increases since 2011 ranging from 4.2 to 6 percent.
2017 Outlook
Given the strong state of the Utah economy, the trend of steady growth is forecasted to continue in 2017.
Total taxable sales are expected to increase by 5.0 percent. Higher forecasted growth in total taxable sales in 2017 can be partially attributed to a forecasted rebound in business investment purchases. After two straight years of decline, 2017 business investment purchases are forecasted to increase by 4.8 percent as declines in the oil and gas and mining industries level out. In 2017 retail sales are projected to grow by 5.1 percent and taxable services are projected to increase by 4.9 percent. Forecasted growth can be attributed to healthy economic fundamentals. High consumer confidence and moderately strong growth in employment, total wages, and consumer expenditures are all contributing factors to increasing taxable sales.

Strong forecasted growth in 2017 is barring any significant deterioration in the broader macroeconomic environment. Taxable sales forecasts are sensitive to changes in economic and political conditions. Specific conditions with the potential to impact 2017 taxable sales are primarily external in nature and include, but are not limited to: monetary policy decisions, national political climate, commodity prices, and geopolitical instability. Any significant changes in these and other economic and political conditions could result in changes to employment, disposable income, and consumer confidence, which will in turn impact Utah taxable sales.
Summary
Solid fundamentals have led to significant growth in taxable sales in recent years. Although risks to the projections exist, steady growth in Utah taxable sales is expected to continue in 2017.
State Tax Collections
2016 Overview
Since the Great Recession, Utah has had uninterrupted growth with tax collections increasing each year. Utah has consistently outpaced the nation in employment and wage growth. In continuation of these trends, total unrestricted state revenues grew 2.8 percent in Fiscal Year (FY) 2016, following a 6.1 percent increase in FY 2015. FY 2016 marks the sixth consecutive year of positive growth in unrestricted revenues from General, Education and Transportation Funds plus mineral lease revenues. FY 2016 unrestricted revenue from these sources totaled $6,572.2 million, exceeding the February 2016 forecast (adjusted for legislation) by $33.5 million. While General Fund revenues edged up 0.7 percent, Education Fund revenues rose 4.7 percent. Revenues to the Transportation Fund jumped 14.2 percent.
General Fund
Changes in General Fund revenues, with the exception of severance taxes, were positive in FY 2016. Total unrestricted General Fund revenues rose 0.7 percent in FY 2016, totaling $2,240.7 million. Sales taxes grew 3.7 percent in FY 2016 as a result of gains in employment and income. Sales tax earmarks totaled $543.1 million in FY 2016, up 9.5 percent compared to the prior year and up significantly from FY 2011 when they totaled $189.2 million. Total sales tax from both unrestricted and earmarked revenue rose 5 percent in FY 2016.
Unrestricted insurance premium tax revenue rose 20.9 percent in FY 2016. Total insurance premium taxes, including unrestricted and earmarked funds, increased 7.4 percent. Revenues from liquor profits jumped 9 percent in FY 2016. Utah's natural resource extractive industries remain a drag on revenues. FY 2016 oil and gas severance taxes fell 70.2 percent primarily as a result of declining oil prices and production. Similarly, revenues from mining severance taxes fell 57.3 percent in FY 2016.
Education Fund
Despite a 9.5 percent drop in corporate tax revenues, total FY 2016 Education Fund revenues rose 4.7 percent, to $3,749.6 million. This is a result of a 6.7 percent increase in individual income taxes. Gross final payments rose $46.8 million or 4.7 percent in FY 2016.
Withholding, which is dependent on employment and wage growth, grew 7.8 percent. FY 2016 refunds totaled $436.6 million, an increase of 8.4 percent. Revenues from corporate taxes fell 9.5 percent in FY 2016 following a 19.3 percent jump in FY 2015. Mineral production withholding fell 42.6 percent, mirroring the declines in the natural resource sector.

Transportation Fund
Total revenues in the Transportation Fund jumped 14.2 percent, to $510.5 million, largely the result of a 4.9 cent increase in motor fuel and special tax rates which took effect on January 1, 2016. In addition to increasing the tax rate on both motor and special fuels, HB 362 for the 2015 legislative session also changed the tax rate from a flat 24.5 cents per gallon to a percentage of the average statewide rack price of a gallon of motor fuel with the tax rate changed at the beginning of each calendar year. This new calculated tax rate will allow motor fuel tax rates to rise when gas prices increase. These rate increases, as well as increases in consumption due to low fuel prices, resulted in a 16.6 percent increase in collections for motor fuel tax and a 15.4 percent increase in special fuel tax. Other transportation fund revenue sources grew 5.4 percent in FY 2016.
Significant Issues
Although it appears clear that Utah's economy is on solid footing, it is not without risks. National and international events have the potential to adversely impact Utah's revenue picture. These include: a potential correction in the stock market or other asset values, an erosion of business or consumer confidence, a downturn in the economies of China or Europe, events such as terrorist attacks or military conflicts, monetary policy, weak U.S. labor markets or a decline in a particular economic sector.
In addition, legislative changes have the potential to impact tax collections. For instance, legislation is pending in Congress that would allow states to collect sales and use tax from remote sellers with no nexus (physical presence) in the state.

2017 Outlook
The forecast for economic indicators generally paints a positive picture for 2017, with total unrestricted revenue forecasted to increase 5.1 percent. Personal income is expected to grow 5.1 percent in FY 2017 driving increases in income and sales taxes. Total General Fund revenues are forecasted to grow 3.8 percent (4.4 percent when earmarks are included), with sales taxes up 4 percent. Education Fund revenues are expected to rise 4.8 percent, with individual income tax forecasted to grow 5.7 percent, fueled by strong employment and wage growth. FY 2017 corporate tax revenue is expected to fall 2.8 percent as corporate profits are forecasted to fall nearly 2 percent in 2016. Revenues in the Transportation Fund are expected to surge 13.1 percent in FY 2017 as the increase in the fuel tax rate continues to impact collections.
Conclusion
Since 2011, Utah tax collections have exhibited solid growth. Utah's revenue picture for FY 2017 is expected to continue to be strong, barring any major disruptions to national or global economies.
Exports
2016 Overview
Since 2006, Utah merchandise exports have grown by 96 percent, totaling $13.3 billion in 2015. This is the fourth highest rate of export growth in the nation, compared with 13th in 2014. Utah was one of only eight states, including the District of Columbia, that experienced positive export growth from 2014 to 2015, to the tune of 8.9 percent. Utah is currently the 27th largest exporting state in the nation, slightly up from 28th in 2014. Exports from Utah supported 55,795 jobs in 2015, up from 50,578 jobs in 2014.

While Utah ranks high for export growth, the Salt Lake City metropolitan area ranks 27th in the nation, making up $10.4 billion and 70 percent of Utah’s total exports in 2015. The Provo-Orem area made up $2.2 billion and 15 percent of total exports. The Ogden- Clearfield area made up $1.4 billion and 10 percent. The remaining 5 percent of exports came from areas off the Wasatch Front, including $453 million from Logan and $42 million from St. George.
In 2015, 3,033 small to medium-sized enterprises (SMEs) exported goods. SMEs make up the majority of companies exporting from Utah, with the total number of exporting companies at 3,544. SMEs account for 86 percent of the total number of businesses exporting and 34 percent of the total value of exported goods leaving the state. In total, Utah exporters support 55,795 jobs, 94 percent of which are directly supported by manufacturing exports.
Utah’s leading export industry continues to be primary metal products, dominated by gold. This sector accounted for approximately 42 percent of Utah’s total merchandise exports in 2015, up from 34 percent in 2014. The value of primary metal exports in 2015 stood at $5.6 billion, a substantial increase from $4.1 billion in the previous year. Utah’s primary metal exports are inherently tied to the price of gold, which both dictates and explains the fluctuation from year to year in Utah’s total merchandise export value.
Excluding gold, Utah’s “value added” exports declined slightly from $7.7 billion in 2014 to $7.4 billion in 2015. The largest non-metal export category in 2015 was computers and electronic products, totaling $2.1 billion. Its value declined nearly 10 percent from the previous year. Other major export categories in included chemicals ($1.1 billion, 8 percent of total), food products ($932 million, 7 percent of total) and transportation equipment ($812 million, 6 percent of total).
Commodities that experienced significant growth in 2015 include raw textiles (149 percent growth), waste and scrap (39 percent growth), furniture and fixtures (38 percent growth), agricultural products (32 percent growth), beverages (31 percent growth) and petroleum and coal products (29 percent growth).
The United Kingdom was Utah’s largest export destination in 2015, with exports totaling $3.0 billion representing 23 percent of Utah’s export portfolio. Exports to the United Kingdom grew by over 100 percent from $1.4 billion in 2014. The second largest export destination was Hong Kong, with over $1.9 billion in exports making up 14 percent of Utah’s export portfolio. The commodity profile of exports to the United Kingdom and Hong Kong was dominated by gold. Utah’s third largest export destination was Canada, with $1.5 billion in exports or 11 percent of total 2015 Utah exports. Exports to Canada were primarily in the primary metals, chemicals and transportation equipment categories. Canada was followed by Mexico at $854 million, or 6 percent of the total (with transportation equipment and minerals and ores accounting for over half of all exports to Mexico).
Rounding out the top five export destinations was China, with $841 million in exports, also 6 percent of the total. Taiwan, Japan, South Korea, the Netherlands and Singapore are included in Utah’s top ten trading partners.
Over the last decade, exports to free-trade agreement (FTA) partners increased 161 percent. In 2015 alone, exports to FTA partners totaled $3.5 billion, making up 26 percent of the value of exports from Utah.
2017 Outlook
The driving force behind fluctuations in the value of Utah’s total exports is volatility of the price of gold in the international marketplace. As a result, the State of Utah is promoting increased and expanded “value added” exports to provide greater stability in the state’s export economy. The total share of non-gold exports will continue to grow as businesses expand into emerging markets, particularly in the Asia-Pacific region, as well as to Utah’s consistently strong trading partners Canada, Mexico and the European Union.
Critical to increased trade are free-trade agreements such as the Trans-Pacific Partnership (TPP), which has been under scrutiny by the incoming administration. As such, there is great uncertainty regarding this trade agreement, among others. In 2015, $3.7 billion of Utah’s exports were to TPP member economies, representing 28 percent of the total. The agreement, if ratified, would help open markets for Utah’s exports in 11 partner economies, including Japan, Singapore and Malaysia. Negotiations to form a free-trade agreement between the US and the European Union (the Transatlantic Trade and Investment Partnership or TTIP) are also uncertain, but if successful would help open important export markets in Europe in the future.
Utah also continues to increase exports from rural Utah, working to help smaller rural economies benefit from global economic growth. Because rural exports make up roughly 1 percent of total exports from the state, the potential for expanded growth is significant. Additionally, Governor Gary R. Herbert called for the formation of an inland port committee, which will analyze the feasibility of an inland port and its economic impact in the State of Utah, largely reducing barriers to trade and both increasing and expanding exports from the state.
Price Inflation and Cost of Living
2016 Overview
A moderate amount of inflation – which is approximately two percent according to the Federal Reserve – is considered to be good for the economy because it generally signals that businesses are confident enough in consumer spending to raise prices. However, too much or too little inflation can wreak havoc on the economy and the labor market.
The best measure of inflation is the U.S. Consumer Price Index (CPI). The CPI measures price changes for a fixed basket of goods and services over time, and is calculated by the U.S. Bureau of Labor Statistics (BLS). Another well-recognized measure of inflation is the Personal Consumption Expenditures (PCE) Index compiled by the U.S. Bureau of Economic Analysis.
The U.S. CPI increased by 0.1 percent in 2015, measured on an annual average basis, compared to an increase of 1.6 percent in 2014. During the first half of 2016 the CPI increased 1.1 percent, and from January to November it averaged an annualized increase of 1.2 percent. The largest increases in the CPI were recorded in categories such as medical care, housing, and food away from home. In contrast, the largest declines occurred in transportation, food at home, and fuels and utilities. The first half of the year registered average annual declines in prices for transportation, food at home, and utilities and only began to increase in the last few months of the year. While oil and gasoline prices dropped throughout 2015, they stabilized in 2016. As oil and gasoline prices rose in the latter half of the year, prices of consumer goods that use oil and gasoline derivatives as inputs also began to rise in price, although at a delayed pace.
Following the Federal Reserve’s first interest rate increase in nearly a decade in December 2015, the Federal Reserve did not increase rates further until December 2016, when they were raised another quarter percent to a range of 0.5 – 0.75 percent. Consistent messaging throughout 2016 that the Federal Reserve would raise interest rates led to increasing U.S. dollar values throughout the year.
Closely related to price inflation, Regional Price Parities (RPPs) help determine cost of living and measure the differences in the price levels of goods and services across states and metropolitan areas for a given year. RPPs are expressed as a percentage of the overall national price level for each year, which is equal to 100.0. The most recent RPP data, published in 2016, contains data for 2008 – 2014. Utah’s 2014 RPP was 97.0, indicating that cost of living in Utah was slightly lower than the national average. In comparison, Utah’s RPP for 2013 was 97.2. Real personal income across all regions increased 2.9 percent in 2014. This growth rate reflects the yearover- year change in nominal personal income across all regions adjusted by the change in the national personal consumption expenditures price index.

2017 Outlook
According to the Federal Reserve, overall inflation for 2016 is expected to remain below the two percent target and is not expected to reach the target of 2.0 percent until 2018. The International Monetary Fund (IMF) projects inflation to reach 2.0 percent in 2017, assuming the Federal Reserve will implement further rate hikes in 2017.
Analysts expect the Federal Reserve to enact three interest rate hikes in 2017 and hint that more rate increases may be necessary to offset rising prices if the changes to fiscal policy articulated by President-Elect Donald Trump are all implemented.
The median target for inflation in 2017 is 1.9 percent. The labor and housing markets have registered strong growth in 2016 and are expected to continue growing in 2017, which positively impacts prices in the rest of the economy. Barring any unforeseen changes in economic conditions, consumers can expect inflation to remain below two percent through 2017. Cost of living in Utah will also remain below the national average in 2017.
Regional/National Comparisons
2016 Overview
Population and Households
In 2015-2016, Utah was the fastest growing state in the nation. Utah ranked 31st for total population (2,945,919) in 2015, and in 2016 the state passed the three million inhabitants mark. However, it ranked sixth for population growth from 2012-2015, with an annualized increase of 1.6 percent, significantly higher than the United States average (0.8 percent). It is also higher than the Mountain States regional average (1.4 percent), though two of Utah’s neighboring states – Colorado and Nevada – surpassed Utah in growth, ranking fourth and fifth, respectively, and Arizona was close behind in eighth place during that time period. Utah’s growth can largely be attributed to the state’s high birth rate. Utah also continues to have the largest household size in the nation (3.2 persons per household).
Gross Domestic Product
Utah’s total real gross domestic product (GDP) measured $131 billion in 2015. Utah ranked fifth in the nation for annualized GDP growth between 2012 and 2015, with a rate of 3.1 percent. The United States average was 2.1 percent and the Mountain States regional average was 2.2 percent. Per capita GDP measured $43,688 in 2015, 13 percent lower than the United States ($50,054). Utah’s low per capita GDP is at least partially attributable to Utah’s high proportion of children.
Income and Earnings
Another measure of the health of the economy is personal income. This is a subset of GDP, which measures the amount of funds available to individuals. Utah’s total personal income measured $118 billion in 2015. This results in a per capita personal income of $39,308, which places Utah as 42nd in the nation. This is also related to Utah’s high proportion of children.
In Utah, median family income is preferable to median household income when comparing with other states. While household income measures the income of all workers within a household (regardless of relation), family income excludes single-person households, measuring only the income of relatives within the same households. Utah has the fewest single-person households in the nation, and as such Utah’s household income ranking is inflated. Utah’s 2015 median family income measured $71,594, with a national ranking of 20th.
Employment and Unemployment
Nonfarm payroll jobs are generally considered an accurate employment indicator that closely reflects labor market conditions. In 2015, Utah employed approximately 1.38 million workers on nonfarm payrolls. The annualized growth rate of employment was 3.4 percent during the period of 2012-2015, which ranks Utah as the highest in the nation.
This high growth rate has resulted in a low unemployment rate. In 2015, the state unemployment rate was 3.5 percent, fifth lowest in the nation, and significantly lower than the national unemployment rate (5.3 percent).
2017 Outlook
Utah’s economy is likely to remain vibrant. Population growth will continue – like other states in the West – to outpace the national average. GDP will rise accordingly. Utah’s unemployment rate is likely to remain steady. The low rate should keep pressure on wages, increasing them and the corresponding income and earnings levels.
Social Indicators
2016 Overview
Social indicators provide insights into “noneconomic” dimensions of life in Utah. Our selective review includes commuting, digital access, crime rates, education, homeownership, and poverty.
Commuting
The 2015 American Community Survey showed 75.8 percent of working Utahns drove alone as their means of transportation to work, 11.2 percent carpooled, 2.7 percent used public transportation, 2.8 percent walked, 1.0 percent rode a bicycle, 1.0 percent used other means, and 5.5 percent worked at home. The mean travel time to work was 21.3 minutes, which is the 10th shortest in the nation. None of these metrics, except walking to work, is significantly different from 2014.
Utah has invested significantly in transportation infrastructure. For example, the 2013-2014 light rail (TRAX) and commuter rail (FrontRunner) expansion resulted in an increase in public transportation passengers. However, between 2014 and 2015, the Utah Transit Authority reports that total regular service remained relatively unchanged. Light rail use decreased slightly (-0.8 percent). There was a 1.6 percent increase in the number of people using vanpools, no increase in the number of people using Paratransit service, and a 5.2 percent increase in the number of passengers using commuter rail service. Bus service was expanded in 2014, but ridership declined 0.5 percent in 2015.

Internet
Utah has the third highest percentage of households with broadband internet access, 83.1 percent or 773,656 households. Data from the 2015 American Community Survey estimates that 93.2 percent of households in Utah have a computer. Of these, 82.8 percent have a broadband internet subscription, 0.6 percent have a dial-up, and 9.8 percent have a computer without an internet subscription. Only 6.8 percent of Utah households do not have a computer.
Crime
The Federal Bureau of Investigation's Uniform Crime Reports for 2015 reported the rate of violent crime (murder and non-negligent manslaughter, forcible rape, robbery, and aggravated assault) for Utah was 236.0 per 100,000 people, the ninth lowest in the nation, and an increase from 209.2 per 100,000 people in 2014. This is in comparison to the national rate of 383.2 violent crimes per 100,000 people in 2015. As such, Utah continued to have a significantly lower rate of violent crime than the U.S.
Education
In 2015, the U.S. Census Bureau’s American Community Survey reported 91.5 percent of Utahns age 25 years and older had at least a high school degree, ranking Utah as the 10th in the nation. The national rate was 87.1 percent. Utah also ranked 17th in higher education attainment, with 31.8 percent of persons 25 years and over having obtained a bachelor's degree or higher. These rates are unchanged from 2014. The national rate was 30.6 percent.
Homeownership
Homeownership rates are down since the onset of the Great Recession, with the peak occurring in 2008 at 76.2 percent. Utah's home ownership rate, which has declined annually since 2008, was 69.9 percent in 2015, 11th highest in the nation. The rate for the nation was 63.7 percent. The states with the highest home ownership were West Virginia with a rate of 74.9 percent, Michigan at 74.6 percent, Delaware at 73.3 percent, Vermont at 71.8 percent, and New Hampshire at 71.6 percent. The lowest rates of home ownership occurred in the District of Columbia with a rate of 40.4 percent, New York at 51.5 percent, California at 54.3 percent, Nevada at 54.8 percent, and Rhode Island at 58.9 percent.

Poverty
The rate of all people in poverty in Utah in 2015 was 11.3 percent. This rate is not significantly different than the 2014 rate, but is a decrease from 12.7 percent in 2013. Utah had the 12th lowest rate in the nation and was below the national rate of 14.7 percent. New Hampshire had the lowest poverty rate (8.2 percent) and Mississippi had the highest (22.0 percent).
Economic Development
2016 Summary
Job Growth
2016 was a year of continued economic growth for Utah. National economic gains continued to be marginal, and Utah remained among the top states in the nation for economic growth. Utah ranked fourth in the nation for year-over-year job growth. October 2016 data from the Utah Department of Workforce

Services shows Utah’s year-over job growth rate was 3.0 percent, almost double the national rate (1.6 percent). This corresponds to about 39,750 jobs added to Utah’s economy.
Quality professional jobs increased substantially in 2016. In particular, financial services increased by 8.5 percent year-over, and information jobs grew by 3.8 percent year-over, both rates higher than the national average. The Economic Development Corporation of Utah and the Governor’s Office of Economic Development worked together to support 30 companies who announced decisions to relocate or expand in Utah, adding 7,563 jobs to the state’s economy and retaining an additional 233 jobs. This represents capital investments in Utah totaling more than $1.14 billion.
Major Projects
Notable expansions or relocations in 2016 include Eclipse NanoMed with 2,000 jobs in Salt Lake City, UPS with 1,500 jobs in Salt Lake City, Duncan Aviation with 700 jobs in Provo, and SoFi with 400 jobs in Cottonwood Heights. Energy Capital Group also brought $600 million in capital investment to Delta for a 1,700-acre solar plant.
In addition to business growth, infrastructure projects continue to enhance opportunities. Utah’s transportation infrastructure is one of the best in the country.  In particular, Salt Lake City is undergoing a
10-year, $2.9 billion remodel of its international airport that is expected to contribute $3.3 billion to the state’s economy.
Business Climate
Utah’s young, educated workforce continues to grow, state and local governments remain fiscally responsible and stable, and the cost of doing business remains lower than the national average. Utah continues to receive recognition as a leading global business destination, enjoying accolades from national sources like Forbes, which has ranked Utah the #1 Best State for Business six of the past seven years.
Utah also ranked first on the Pollina Corporate “Top 10 Pro-Business States” and has for the past four years. Factors that contribute to this ranking include a stable regulatory environment, low unemployment, ease of starting a business, low operation costs, a well-educated workforce, and high quality of life.
Trends
Utah’s strategic industry clusters employed 238,100 Utahns in 2016, up from 229,262 in 2015, demonstrating 3.8 percent growth.  Utah’s industry lusters include aerospace and defense, energy and natural resources, financial services, life sciences, outdoor products, and software development / information technology.
Utah-based companies raised $734.8 million from private investors in 2015, down from the previous record year of $794.7 million in 2014. 2016 continued with strong investment deals bringing over $451.9 million in investment through three quarters, projecting to end the year with over $600 million in venture capital investment.
2017 Outlook
2017 is expected to show continued growth. Because of Utah’s diverse mix of industries, the state economy is expected to mirror trends in the national economy, but at a greater rate. Utah continues to attract relocation projects, as well as the attention of national and global site selectors, and is primed for the best organizations and talent to bring their business to the state.
Public Education

2016 Overview
Enrollment
In fall 2016, there were 644,476 students in Utah’s public education system, an increase of 10,580 students (1.7 percent) over 2015. There were 48,288 kindergarten students, a decrease of 78 students over the previous fall 2015 (48,366) or ‐0.16 percent.
Although Utah’s student population is primarily white (75.0 percent), it is becoming more diverse. In fall 2016, 16.8 percent of Utah’s student body was Hispanic or Latino, 1.7 percent was Asian, 1.6 percent was Pacific Islander, 1.1 percent was American Indian and Alaska Native, 1.4 percent was African American or Black, and the remaining students identified with multiple ethnicities.
In 2016, there were 104 operating charter schools in Utah. Charter schools operate independently of school districts, but receive public funds and must adhere to federal and state laws in using those funds for operations. Charter schools are educating 67,509 students, about 10.6 percent of all Utah students in public schools.
Finances
In fiscal year 2013, the most recent year for which National Center of Education Statistics data are available by state, Utah’s net current expenditure per pupil was $6,432, the nation’s lowest. Net current expenditure does not include spending for capital; total expenditure per pupil for fiscal year 2013 was $7,905. However, some consider the measure of current expenditure as a percent of total personal income a better measure of Utah’s effort to fund public education. In this measure, Utah ranks 31st nationally, at 3.8 percent. Utah’s per pupil net current expenditures for fiscal year 2016 was $7,032.
In the 2016 general session, the Utah Legislature appropriated funds for an increase of $92 (three percent) in the regular Weighted Pupil Unit (WPU) value, increasing it from $3,092 to $3,184 in fiscal year 2017. The cost of the Basic School Program is projected to be $2,692,698,600, which is funded by $392,266,800 (14.56 percent) from a statewide uniform property tax rate (the basic levy) and $2,268,000,500 (84.22 percent) in state income tax revenues.
Achievement
In 2016, Utah ranked 36th in the nation with an ACT Average Composite Score of 20.2. Utah is one of only 13 states in the nation where 100 percent of high school graduates are tested. Statewide, the class of 2016 graduation rate was 85 percent, a two percent increase from the prior year graduation rate of 83 percent.
In 2016, Utah’s pupil‐teacher ratio was 21.8, which is a slight decrease from 22.0 in 2015. A total of 29,758 Utah students earned 204,423 hours of college credit in 2016 through Utah’s concurrent enrollment program. This represents a four percent increase in students over 2015 and 96 percent of them are passing their college courses.

A total of 25,140 Utah students took 38,819 AP exams in 2016 with a 66 percent pass rate, meaning the scores were good enough to earn college credit. Nationally, the pass rate was only 57 percent. Utah has 13 schools involved in the International Baccalaureate (IB) program including nine that offer IB diplomas.
157 Utah schools – or about 14 percent of all Utah schools – offer dual immersion programs in French (16), German (2), Mandarin Chinese (42), Portuguese (6), and Spanish (86). Five of these schools offer more than one language.
2017‐2018 Outlook
Enrollment: Growth in student enrollment is expected for several years, as Utah continues to experience net inmigration, the nation’s highest birth rate, and the nation’s highest fertility rate. Total enrollment in the public education system in Utah in fall of 2017 is forecasted to increase by 10,089 students (1.6 percent) to 654,565. A projected additional $68 million in state funds are needed to fund student growth.
During the 2016 Legislative session, Senate Bill 38 was passed which adjusted the calculation of the WPU for all local education agencies (LEA) to prior year average daily membership plus growth. Additionally, this bill clarified exclusions from and added additional state revenues to the calculation of local replacement funds for charter schools. This change resulted in an increase of $255 per charter school student from $1,746 to $2,001 in school year 2016‐2017. This bill also created a charter school property tax to fund the LEA contribution of local replacement. This tax will be levied in tax year 2017.
For the past four school years, the incoming kindergarten class was smaller than the previous years. This corresponds to a declining number of total births five years prior. Based on births, the trend of declining kindergarten size is expected to continue until at least the 2019‐20 school year. Charter school enrollment in Utah has increased by approximately 8.9 percent per year, on average, over the last four years. It is forecasted that enrollment in charter schools in Utah will grow by 9.5 percent in the fall of 2017.
Higher Education
2016 Overview
Higher education is one of the most important drivers in a state’s economy. The recent recession and recovery have hastened a long-term change in the composition of the American workforce with the decimation of low-skill blue collar and clerical jobs, nationwide. Ninety-nine percent of jobs filled since December 2007 have gone to workers with at least some college education. A college education is now a necessity in today’s post-recession economy.
Higher education is not only a primary engine for the state’s economy, it is one of the most solid opportunities for individuals and communities to prosper. 2015-16 graduates of Utah’s public colleges and universities will earn a combined increase of over $400 million in wages their first year in the workforce—an average of over $13,000 more per graduate.
With four-year tuition at Utah’s public colleges among the lowest in the country at $6,360 /year, the estimated wage “return” for a bachelor’s degree is over 100% after just two years of employment after graduation.

Utah: A State of Opportunity -Board of Regents Strategic Plan 2025
In January 2016, the Board of Regents, the governingauthority of Utah public higher education, adopted a strategic plan addressing key issues facing higher education in Utah. The Board set metrics for the following areas:
- Affordable Participation: Increase the number of Utahns who decide to access, are prepared for, and succeed in higher education.
- Timely Completion: Increase the percentage of students who persist in, and graduate, from higher education.
- Innovative Discovery: Encourage innovation a core value at each USHE institution, in keeping with its distinct mission.
Enrollment & Completion
Utah’s public colleges and universities saw a slight 2.8 percent bump in enrollment in Fall 2016. While college enrollments across the U.S. have declined, USHE’s tenyear enrollment projections are expected to outpace the country with an anticipated 52,000 additional students coming to USHE campuses over the next 10 years.
Nearly 48 percent of Utahns aged 25-64 have earned a college degree or certificate as of 2014. Despite this, only two out of five USHE students complete their degree within 150 percent of time (six years for a bachelor’s, three years for an associate). About half of students graduate within 200 percent of time (eight years for a bachelor’s, four years for an associate). To increase Utah’s college completion rate, the Board of Regents passed a College Completion Resolution outlining five proven initiatives to help Utah students:
- Encourage students to take 30 credits per year to graduate on time.
- Offer plateau tuition at seven of the eight USHE institutions.
- Help students with math attainment and encourage them to start on their math track during their first year.
- Design degree-specific graduate maps.
- Work to implement reverse transfer and stackable credentials, where appropriate.
Paying for College
Tuition and student debt: Utah ranked third-lowest in the nation for tuition and fees for public universities ($6,360 vs $9,410 nationally), and has the lowest average student debt in the country, at $18,921 compared to $28,950 nationally. Only 54 percent of Utah college students take out student loans, the seventh-lowest in the nation. Sixty-one percent of USHE students received some form of gift aid, averaging $3,614 per student; 46 percent of students who enrolled full-time and received gift aid had all of their tuition and fees covered.
FAFSA Completion: In 2014-15, 70 percent of eligible Utah high school graduates did not complete the Free Application for Federal Student Aid (FAFSA), the highest among all states. Last year, Utah joined the FAFSA Collective Impact Initiative and hosted over 70 FAFSA Completion Open House events to help boost Utah’s numbers. Utah Educational Savings Plan (UESP). In 2016, Utah’s nonprofit 529 college savings plan received Morningstar’s highest “Gold” rating for the sixth year in a row. UESP is not only the fastest growing college savings plan in the nation, it’s the only plan that has received such consistently high marks from Morningstar.

Funding Higher Education: A combination of relatively low costs and low tuition rates make USHE institutions among the most efficient and affordable in the country. Nationally, USHE institutions rank 45th in overall educational revenues per FTE. USHE received an overall 5.3 percent tax fund budget increase last year.
College Preparation
High School Feedback Reports: USHE created these reports to show how Utah’s high school graduates are making the transition from high school to higher education. Some key takeaways include:
- 42 percent of Utah high school graduates attended college within one year of graduating high school.
                    - 75 percent have completed or started on their math track by the end of their first year of college.
-  Only 79 percent of low-income students qualified for federal Pell grants, most likely due to not filling out the FAFSA.
- Only 25 percent took at least 30 credits during their first year in college.
StepUp READY Grants: These grants provided $600,000 in funding for partnerships between institutions of higher education, K-12 schools, and nonprofit organizations. They aim to increase the number of public high school students who graduate college-ready and enroll in a postsecondary institution.
Concurrent Enrollment: Concurrent enrollment provides an opportunity for Utah high school juniors and seniors to earn both high school and college credit at a USHE institution. In 2014-15, more than 1/3 of all high school juniors and seniors in Utah participated in concurrent enrollment, saving these students an estimated $32.5 million in future tuition expenses.
Utah Scholars: Utah Scholars encourages eighth graders to be ready for college by taking a defined curriculum in high school, which has been proven to best prepare them for college work. In 2014-15, over 32,000 eighth graders were reached by 939 presentations given by 221 volunteers.
Regents’ Scholarship: The Regents’ Scholarship was created in 2008 and is funded by the Utah Legislature to help encourage Utah high school students to prepare for college, both academically and financially, by taking a core course of study during grades 9-12, and saving for college. The Scholarship continues to see increased growth, with a 26 percent increase in awards from last year (to 2,927 students).
USHE Counselor Conference: For the seventh consecutive year, USHE hosted its statewide conference for K-12 school administrators and counselors. Over 720 counselors attended. Utah College Application Week (UCAW).  UCAW gives every high school senior in participating schools the opportunity to apply to college during the school day, with a particular focus on first-generation and low-income students. The number of student participants nearly doubled in a single year, from 11,000 in 2014 to over 20,000 in 2015. Over 85 schools participated, and a total of 21,476 college applications were submitted.
Industry and the Workforce
Increased Wages of USHE Graduates: USHE’s 2014-15 graduates will generate an estimated $47 million in additional revenues to Utah in 2016, with 93 percent coming from those with a bachelor’s degree or higher. With increased wages comes increased spending and saving capacity that will generate an additional $26 billion to Utah’s economy.
Career & Technical Education (CTE): USHE provides over 70 percent of CTE in Utah, and works closely with business and industry leaders to develop and deliver relevant programs tailored to local workforce development needs. In fact, 89 new certificates were developed as a result of direct collaboration with business and industry.
About the Utah System of Higher Education
Board of Regents: The Board of Regents oversees the governance of the Utah System of Higher Education (USHE). The Board is responsible for statewide planning, appointment of institutional presidents, approval of academic programs, prioritization of facilities requests, and submission of a unified budget request to the Governor and state legislature. There are 19 total Regents, 16 of whom are appointed by the Governor.
Commissioner of Higher Education: The Commissioner of Higher Education is the chief executive officer of USHE and is appointed by the Board of Regents. The commissioner provides statewide leadership, makes policy recommendations to the Board of Regents, and executives Board policies and programs.
The Utah Higher Education Assistance Authority (UHEAA) and the Utah Educational Savings Plan (UESP) are also under the oversight of the Board of Regents, and both organizations help to guide Utahns through the higher education financial planning process.
Utah System of Higher Education (USHE): USHE is comprised of the eight public colleges and universities in the state:
- Research Universities
University of Utah: flagship; medical, dental, pharmacy, and law schools, etc.
Utah State University: land grant; 33 regional sites and campuses statewide

- Regional Universities
Weber State University
Southern Utah University
Dixie State University
Utah Valley University
- Community Colleges
Salt Lake Community College
Snow College
Agriculture
2016 Overview
Cash receipts, or the market value of agricultural commodities, totaled $2.08 billion in 2015, down nearly 13 percent from 2014’s $2.38 billion. However, agriculture production and processing continue to be an important economic driver accounting for $21.2 billion in total economic output (including economic multiplier effects), or 15.1 percent of total Utah GDP, including nearly 80,000 jobs and $3.5 billion in compensation.
In 2015, Utah had an estimated 11 million acres in farmland (8.6 million acres of pastureland), 20.9 percent of Utah’s total 52.6 million acres of land. There were 18,100 agriculture operations averaging 608 acres. In January 2016, there were 830,000 beef cattle and calves, up from 780,000 in 2015, a six percent increase and the highest cattle inventory since 2008. There were also 670,000 hogs on Utah farms in 2015, a

10 percent year-over increase. Sheep and lambs totaled 285,000 beginning in 2016, down from 290,000 the previous year, or a two percent decrease.
There were 95,000 milk cows producing 2.22 billion pounds of milk in 2015, up from 2.17 billion pounds in 2014, or a 2.5 percent increase. Livestock, livestock products and poultry made up $1.63 billion (down nearly 12 percent) in 2015 or 78 percent of total sales. Crop sales contributed $474.2 million in 2015, 22 percent of the total, down 12 percent in value.
Total agriculture sales figures do not reflect the value of commodities produced and used on Utah farms and ranches, such as hay, grain and corn fed to livestock. By incorporating this value, the overall contribution of agriculture production would increase by approximately 40 percent. The farmer’s share of each consumer dollar hit a 17-year high in 2014 at 17.2 percent. Declining commodity prices dropped the farmer share in 2015 to 15.8 percent. This share reflects about half of the farmer share in 1980. Nonfarm costs account for 84.2 percent of consumer food spending.
FY 2015 Summary
Sales and Prices: Livestock and poultry are the foundation of Utah agriculture. Abundant rangelands are the foundation of livestock production supporting more than 6,000 cattle ranching families. Cattle and calve sales, which decreased 20 percent from 2014, were the leading sector in 2015 with $642 million in sales. In general, ranchers produce feeder cattle (500 to 700 pounds) for sale to finishing feedlots. Prices for a 500-550 pound feeder cattle dropped dramatically from 2014 historic high prices ($245/cwt) to $154/cwt in 2016—a 37 percent drop. Around 200 dairy farms had $377 million in sales in 2015, representing a 27 percent decline in value due to falling milk prices. Milk prices of $15.50/cwt were down nearly 40 percent through the first nine months of 2016 from the 2014 high of $25.00/cwt. Pork sales totaled $157 million in 2015, a decline in value of more than 34 percent. Hay sales again led the crop sector in 2015 at $213 million, but decreased in value by 17 percent. One of the few bright spots was chicken egg sales at $199 million, up 10 percent. Falling prices for Utah’s major commodities (cattle, milk and hay) since 2014 has dramatically hurt farmers’ and ranchers’ ability to cover production costs.
Top Counties :Utah’s five top agricultural sales counties in 2015 were Utah County, Beaver County, Millard County, Box Elder County and Cache County.
Exports: Agriculture and food exports totaled $420 million in 2015, down 20 percent from $528 million in 2014.
Production: Nationally, Utah ranks 2nd in mink pelt production; 2nd in tart cherry production; 3rd in apricot production; 5th in sheep production; 16th in the production of hogs and pigs; 21st in dairy cows; and 28th in beef cows.
Significant Issues: In general, commodity prices across the board for agriculture have declined dramatically since 2014. Approximately one-quarter of U.S. food and agriculture production is exported. The increasing value of the U.S. dollar and trade policies have reduced demand and export opportunities for American food and agriculture. Abundance is a blessing for U.S consumers, but reduced exports are hurting farmers, ranchers and the rural communities they support.
Animal agriculture is the foundation of Utah agriculture. Cattle and sheep ranches harvest the annually renewing forage on abundant rangelands. Economically viable ranching operations require a combination of private and public lands to be sustainable and economically viable. Ranchers face tremendous uncertainty with 67 percent of Utah lands under federal control. Cuts in livestock grazing rights, limitations on access to federally managed public lands and challenges to livestock water rights create uncertainty for Utah’s largest agricultural sector. Predation, led by coyotes, continues to be a problem for sheep, cattle and poultry producers, especially on or near public lands.
Similarly, Utah’s population growth continues to pressure conversion of fruit, vegetable and other farmland for development. Agriculture diverts approximately 82 percent of developed water, but returns more than half back into the ecosystem. In the nation’s second most arid state, growth continues to pressure conversion of agricultural water to municipal and industrial uses.
2017 Outlook
Agriculture production and processing is a significant economic contributor. Farms and ranches provide open space and contribute to Utahns’ quality of life and are highly valued according to Envision Utah. Ramped-up interest in locally-grown food is the catalyst for Community Supported Agriculture and more than 40 farmer’s markets statewide. Federal land management policies are hurting Utah’s livestock industry. Grazing cuts and uncertainty are reducing the potential for a greater economic contribution by Utah agriculture, especially for rural communities. Population growth in a state with limited water and private land continues to pressure transitioning these natural resources from food production.
Construction
2016 Overview
The value of permit-authorized construction in 2016 in Utah is estimated at $7.5 billion, an all-time high in current dollars and the fourth highest year ever in inflation adjusted dollars. Only the three years preceding the Great Recession 2005-2007 had higher levels of permit authorized construction value. The 2016 estimate includes the value of residential, and nonresidential construction and additions, alterations and repairs.
Residential construction is the largest sector in the construction industry. In 2016 the value of residential construction was $3.9 billion, three percent lower than in 2015. The number of residential units receiving building permits however, increased from 17,629 in 2015 to approximately 19,000 in 2016. The impact of a greater number of residential units in 2016 on total residential value was more than offset by a decline in the average permit value, hence the slight decline in total value in 2016. Single-family construction increased to 10,800 units from 9,900 units in 2015 while the number of multifamily units increased from 7,500 in 2015 to 8,000 in 2016.
Home building in 2016 continued its gradual but steady recovery from the Great Recession. It has been six years since residential construction established the current cycle’s trough in 2010. Typically, six years after the trough construction has fully recovered to the prerecession peak. In this cycle however, despite historically low interest rates, the recovery is only at about 67 percent of the pre-recession peak. —19,000 new residential units in 2016 versus 28,300 units in 2005.
While the home building recovery has been slower than expected the number of new residential units in 2016 was well below the increase in new households as estimated by demographers at the Kem C. Gardner Policy Institute. The estimated increase in households in Utah in 2016 was 26,800, that’s 7,800 more households than housing units. Typically, the number of new housing units exceeds the increase in households by about ten percent due to vacancies and second homes. This has been the case over the past forty years. But in the last few years the increase in households has been greater than the increase in housing units, which explains, at least in part, the tight housing market. A market characterized by very low apartment vacancy rates and rising rental rates as well as a limited number of “for sale” listings of existing homes. Home builders also complain that labor shortages, land availability, and municipal regulations are creating bottlenecks that are reducing the supply of new homes. These market conditions strongly suggest that Utah may have a housing shortage, which limits housing opportunities for both renters and homebuyers.
The most significant increase in construction activity in 2016 was in nonresidential construction, which was up nineteen percent over 2015. Total value of nonresidential construction hit a historic high of $2.5 billion in 2016, four percent above the previous high of $2.4 billion in 2007 (inflation adjusted). Utah’s nonresidential construction sector was led by hospital construction. Permits were issued for over $500 million in hospital construction including the $148 million expansion of the Dixie Regional Medical Center in St. George and the $214 million expansion of the Utah Valley Hospital in Provo. Construction values for other major sectors were $350 million for office buildings, $270 million for retail buildings, and $265 million for industrial buildings.
In summary the $7.5 billion in permit authorized construction activity in 2016 includes $3.9 billion of residential construction, $2.5 billion of nonresidential construction and $1.1 billion of additions, alterations and repairs.
2017 Outlook
The 2017 forecast for the value of permit authorized construction in Utah is $7.35 billion, off about two percent from 2016. The value of residential construction is expected to increase by fourteen percent to $4.45 billion. Cost increases will push residential value higher but just as important is the increase in the number of residential units, which is forecast to increase from 19,000 units in 2016 to 20,500 units in 2017. Most of the increase in residential construction will be concentrated in single family homes, which will be up eleven percent to 12,000 units. Multifamily permits will increase to 8,800 units and the number of cabins will be steady at 200  units.
The value of permit authorized nonresidential construction in 2017 is forecast to decline by twenty-four percent to $1.9 billion in 2017, still a level of activity well above the annual average since 2000 of $1.6 billion. In 2017 the traditional sectors of nonresidential construction—office, industrial, retail, hospitals, and churches—will continue to have solid levels of activity, benefitting from Utah’s strong job market and expanding population.
In summary the $7.35 billion in permit authorized construction activity in 2017 will include $4.45 billion of residential construction, $1.9 billion of nonresidential construction and $1.10 billion of additions, alterations, and repairs.
Energy
General Overview
Two recent events have dominated Utah’s energy scene in the past few years: 1) the collapse of crude oil prices due to a worldwide oversupply, and 2) the exponential increase in both utility-scale and residential PV (photovoltaic) solar capacity. First, Utah’s crude oil price dropped from a high of about $100 per barrel in the summer of 2014 to a low of about $20 a barrel in early 2016. Consequently, the number of drilling rigs in Utah decreased from about 23 rigs in late 2014 down to zero rigs in early March 2016. Since new oil wells were not being drilled to make up for production declines at existing wells, crude oil production in the state decreased over 25 percent between 2014 and 2016. Similarly, natural gas prices (down 47 percent between 2014 and 2016) and production (down 19 percent) have also decreased due to oversupply from the country’s prolific shale reservoirs. Second, by the time this report is published, nearly 850 MW of new utility-scale solar capacity will be online, more than wind, hydroelectric, geothermal, and biomass combined. This surge in solar was also seen in the residential sector; the total number of renewable energy tax credits filed in Utah has grown exponentially in the past 7 years, from only 153 in 2009 to over approximately 12,000 in 2016, of which about 95 percent were for residential PV.
Coal production in Utah is at a 30-year low as out-of-state demand, especially from Nevada and California, diminishes as coal plants convert to natural gas. Production of electricity in Utah decreased significantly in 2016, mostly from coal-fired power plants (66 percent of total generation), but increased from natural gas plants (25 percent of total) and from renewable resources (8.5 percent of total).

Consumption of petroleum products and natural gas is expected to reach record levels in 2016, most likely a result of lower prices, while electricity consumption dropped in 2016, possibly due to mild weather, energy efficiency measures, and the dramatic increase in residential roof-top solar. Utah will continue to be a net-exporter of energy by producing more natural gas, coal, and electricity than is used in-state, but will remain reliant on other states and Canada to satisfy our demand for crude oil and petroleum products.
2016 Overview
Petroleum
Production. From 2003 to 2014, crude oil production in Utah experienced a substantial resurgence due to new discoveries in central Utah and increased exploration and development in the Uinta Basin―the latter fueled by dramatic increases in crude oil prices over those years. Crude oil production reached 40.9 million barrels in 2014, over triple the production achieved in 2003. However, production dropped 9.3 percent in 2015 to 37.1 million barrels and dropped a substantial 18 percent in 2016 to 30.5 million barrels, following a large decline in the price of crude oil. Total crude oil pipeline imports have dropped in the past few years from an average of 42.6 million barrels between 2000 and 2008 to a low of 33.8 million barrels in 2013, making room at Utah refineries for the increase in Utah production.
However, imports are predicted to increase again, to 41 million barrels in 2016, as Utah production declines. Refinery receipts―the amount of crude oil delivered to Utah’s five refineries―reached a record high of 64.5 million barrels in 2016 as refineries increased their capacity.
Estimated exports of Utah crude oil peaked in 2014 at 15 million barrels, coinciding with a peak in production. Exports are estimated to decrease to only about 7 million barrels in 2016, as production drops and Utah refinery capacity increases.
Prices and Value. Following worldwide trends, Utah’s crude oil price began to decline in late 2014 (from about $85 per barrel) and continued to decline through much of 2015 (down to a low of about $28 per barrel), but stabilized in 2016 in the upper $30-a-barrel range. Overall, the average 2016 price per barrel of crude oil equaled $38, a price not seen since 2003. This dramatic reduction in price, coupled with a resultant decrease in production, pushed the value of Utah’s produced crude oil to a 10-year low of $1.2 billion in 2016. Following suit, Utah’s average price for regular unleaded motor gasoline and diesel in 2016 also decreased to $2.20 and $2.30 per gallon, respectively.
Consumption. Utah’s refined petroleum production increased to 76 million barrels in 2016 as a result of refinery capacity expansions. Refined petroleum product imports from Wyoming via the Pioneer pipeline decreased slightly to 16 million barrels in 2016, but with expanded capacity, Utah refineries were able to export a record 31 million barrels of petroleum products via pipeline to other states. As demand increases with a growing economy and increased population, Utah’s total petroleum product consumption is estimated to increase to a new high of 57 million barrels in 2016, the highest share being motor gasoline (49 percent) and diesel (28 percent).

Natural Gas
Production. Utah’s natural gas production peaked in 2012 at 490 billion cubic feet (Bcf), but has since retreated to 367 Bcf in 2016 as prices have softened. Dry production and actual natural gas sales also decreased to 360 and 316 Bcf, respectively. Similarly, natural gas liquids production decreased to 6 million barrels. Roughly 9 percent of natural gas production was from coalbed methane wells, but this percentage has been decreasing as numerous new conventional wells have been drilled in the Uinta Basin and existing coalbed methane wells have declining production rates. Several shale gas exploratory wells have been drilled in Utah over the past few years, but only a few wells in the Uinta Basin have recorded minor natural gas production from a shale formation.
Prices and Value. The average wellhead price for natural gas in Utah decreased 40 percent between 2014 and 2015 ($4.34 per thousand cubic feet [Mcf] to $2.60 per Mcf) and decreased another 12 percent to $2.30 per Mcf in 2016. As a result of the lower wellhead price, the average price of residential natural gas declined 9.5 percent to $8.80 per Mcf in 2016. The lower overall production of both natural gas and natural gas liquids, coupled with much lower average prices, pushed the 2016 value of natural gas production to $968 million, the lowest value since 2002.
Consumption. Estimated natural gas consumption in Utah increased 8.4 percent in 2016 to 250 Bcf. Consumption increased in all sectors, including a 14 percent increase in the residential sector and an 11 percent increase in the electric utility sector. Utah only consumes about 68 percent of in-state production, making Utah a net exporter of natural gas.
Coal
Production. Utah coal production is expected to decrease 3.5 percent in 2016 to 14.0 million short tons, well below the 24.5 million tons averaged in the 2000s. Declining Utah coal production started during the 2008 recession, but demand has not rebounded like other energy commodities since coal has dropped out of favor as a fuel for electric and industrial needs.
The Dugout Canyon mine suspended longwall operations in 2012 due to low domestic demand, but the Skyline and Sufco mines both increased production slightly after finding modest export markets. The West Ridge mine shut down in late 2015 and the longwall mining machine was shifted to the Lila Canyon mine, which has subsequently increased production. The Deer Creek mine closed in early 2015 due to escalating costs and labor issues, while the nearby Castle Valley mine has kept steady production of one million tons per year. The Coal Hollow mine in southern Utah will produce roughly 700,000 tons in 2016, mostly from a surface mine on private land. Questions still remain on the outcome of a moratorium on federal coal leasing and how a new federal administration will impact future coal mining in Utah.
Prices and Value. The average mine-mouth price for Utah coal increased 5.7 percent in 2016 to $37 per short ton, still a relatively high price in nominal dollars but well below the inflation-adjusted high of $96 per ton reached in 1976. Recent price increases are mostly related to mining difficulty as opposed to increased demand. In contrast, the end-use price of coal at Utah electric utilities, which includes transportation costs, decreased 5.5 percent to $40.50 per ton in 2016. The value of coal produced in Utah totaled $518 million in 2016, well below the inflation-adjusted high of $1.2 billion recorded in 1982.
Consumption. Approximately 12 million short tons of coal were consumed in Utah in 2016, 95 percent of which was burned at electric utilities. Demand for coalin Utah has declined in recent years, including a dramatic 22 percent decline between 2015 and 2016, with decreasing demand for electricity, in particular, coal-fired generation. Coke consumption in Utah ended in 2002 when Geneva Steel went out of business, while coal sales for industrial use (mostly cement and lime companies) have averaged roughly 630,000 tons over the past 5 years, which is only half of peak demand of 1.3 million tons reached in 1998. In the past, Utah was a net exporter of coal, but as production declines and out-of-state demand drops,
Utah imports have roughly equaled domestic and foreign exports in 2015 and 2016.
Electricity (Including Renewable Resources)
Production. Electric generation in Utah decreased 11 percent to 37,340 gigawatt hours (GWh) in 2016, likely due to mild weather reducing demand for heating and cooling, increased energy efficiency measures, and a dramatic increase in residential roof-top solar. Coal-fired electric generation used to dominate Utah’s electric portfolio, providing 94 percent of electric generation in 2005. Over the past 10 years, several new natural gas power plants have been built in Utah and now natural gas accounts for 25 percent of Utah’s total generation, dropping coal’s share down to just 66 percent. Utah has also seen a dramatic increase in electricity generated from renewable resources (8.5 percent in 2016) including solar (2.8 percent), hydroelectric (2.1 percent), wind (2.0 percent), geothermal (1.4 percent), and biomass (0.2 percent).
The largest change in Utah’s electricity sector is the recent exponential increase in utility-scale PV solar capacity. By 2017, nearly 850 MW of new utility-scale solar capacity will be online, more than wind, hydroelectric, geothermal, and biomass combined.
Prices. The higher cost of utilizing coal over the past 10 years at electric utilities―the predominant fuel at Utah electric plants―helped increase overall electricity prices in Utah by 3.0 percent in 2016. However, Utah's 2016 average electric rate of 8.8 cents per kilowatt hour (kWh) for all sectors of the economy is still about 15 percent lower than the national average of 10.3 cents. This lower rate is due to Utah’s reliable fleet of coal-fired power plants, which supply 66 percent of electricity generation in the state. The residential price of Utah’s electricity increased 2.0 percent in 2016 to 11.1 cents per kWh, but is lower than the national average of 12.5 cents per kWh.
Consumption. In general, since 1980, electricity consumption has averaged a 2.9 percent increase annually, mirroring Utah’s population rate increase (2.1 percent per year) combined with the increasing rate of consumption per capita (1.1 percent per year). In fact, electricity consumption has only recorded year-over-year declines three times in the past 20 years, once in 2009 during the economic recession (2.2 percent decline), in 2014 (1.4 percent), and now in 2016 (0.8 percent), with 2016 consumption equaling 29,950 GWh. Recent declines could be related to energy efficiency measures as well as a dramatic increase in residential roof-top solar. Utah is a net exporter of electricity, using only 80 percent of in-state electric generation.
2017 Outlook
Production and Consumption. Utah crude oil prices bottomed out in early 2016 and have since rebounded to about $46 per barrel in late 2016. This increase and stabilization in price has translated into four to five rigs returning to drill for oil in Utah, up from zero rigs in March 2016. Early data suggest that these new oil wells are quite successful and should help crude oil production rebound slightly in 2017, possibly by about 7 percent from the low production seen in 2016. At the same time, demand for petroleum products in Utah should continue to trend upward as the economy remains strong and prices for motor gasoline remain below $2.50 a gallon.
In contrast, no drilling rigs have returned to Utah targeting natural gas, resulting in a possible 5 percent decrease in gas production in 2017. Currently, no plans exist for the construction of additional natural gas power plants in Utah, so consumption should remain relatively steady, depending on the severity of the heating and cooling seasons and the amount of generation at the existing peaking plants. Coal production in Utah is expected to remain in the 14-to- 15-million-ton per year range for the near future, as instate demand remains steady and out-of-state demand continues to be weak. Production could increase if new foreign export markets are established. Electricity generation is expected to gradually increase in the next few years assuming population continues to grow and electricity consumption per capita continues to increase.
Prices. Crude oil prices decreased a dramatic 49 percent in 2015 and another 7.2 percent in 2016 to an average of about $37.75 per barrel for the year, but in late 2016, the price of Utah crude oil had again increased to about $46. How long these low prices will persist is unknown, but most estimates indicate prices should remain in the upper $40s to low $50s for several years as worldwide supply continues to adjust to increased success in exploration. Similar to crude oil, the price of natural gas decreased 40 percent in 2015 and another 12 percent in 2016 to an average of $2.30 per Mcf, but again, prices in late 2016 reached about $3.50 per Mcf, possibly signaling an increase for 2017 to an average near $3.00 per Mcf. Utah’s mine-mouth coal price will remain relatively flat and is expected to average in the upper $30-per-ton range in coming years. With regard to electricity, Utah’s well-established coal-fired power plants, as well as a new fleet of natural-gas plants and nearly 1 gigawatt of new solar capacity, will assure affordable, reliable electric power for the foreseeable future and help keep Utah’s electricity prices nearly 15 percent below the national average.
Minerals
2016 Summary
The Utah Geological Survey (UGS) projects an estimated gross production value of nonfuel mineral commodities in 2016 of $2.72 billion, an increase of about $95 million (3.5 percent) from 2015. This modest increase in total value is primarily a result of slightly higher copper production from the Bingham Canyon mine accompanied by increased gold and silver prices.
The U.S. Geological Survey reports the 2015 value of Utah’s nonfuel minerals production ranks eighth nationally, accounting for 3.7 percent of the total U.S. nonfuel minerals production. The 2016 UGS projections were derived primarily from corporate quarterly reports, our annual industry production surveys, and discussions with mining industry professionals.
Utah’s 2016 estimated $2.72 billion total value broken-down by mineral industry sector includes an industrial minerals value of $1.32 billion (49 percent), base metals value of $1.21 billion (44 percent), and precious metals value of $190 million (7 percent). Utah produces a long list of industrial minerals including potash, salt, magnesium chloride, sand and gravel, crushed stone, Portland cement, lime, limestone, phosphate, Gilsonite, and a variety of less valuable mineral products. Utah’s base metal production includes copper, magnesium, molybdenum, and beryllium, in decreasing order of importance.

Gold dominates silver in Utah’s precious metal production. The massive April 2013 Manefay landslide at Kennecott Utah Copper’s Bingham Canyon open pit copper-gold-molybdenum-silver mine had significant negative impacts on Utah’s nonfuel mineral production value from 2013 to 2016, and these negative consequences are expected to continue through 2017. In early 2015, Kennecott decided to increase the safety factor for the Bingham Canyon mine and began an extensive waste stripping program on the east side of the pit in the area of the Manefay slide to lessen the chances of additional slides. Mineral production has continued, but at a significantly reduced level. However, in 2016 Kennecott also announced plans for a long-term mine expansion. The south wall pushback will extend the current mine life to 2028.

Copper production from both the Lisbon Valley copper mine in San Juan County and the CS Mining copper mine in Beaver County was suspended in mid-2016 as a result of falling copper prices. Both mines should resume operations in 2017 if the copper price rebounds. Metal production from the Materion Natural Resources beryllium mine in Juab County and the US Magnesium, LLC magnesium operation in Tooele County remained largely unchanged.
The CML iron mine west of Cedar City closed in October 2014 and has not reopened. Low uranium prices resulted in the ongoing closure of all uranium mining operations in Utah, primarily in San Juan County, which also resulted in the loss of byproduct vanadium production.
Minimal change is expected in the value of industrial minerals in 2016. Several industrial mineral commodities, including potash, are somewhat depressed in both price and production. Construction materials are the exception, and U.S. Geological Survey data indicate that aggregate production through the 2nd quarter of 2016 increased substantially from the same quarter of 2015. Reporting shows crushed stone  production through the 2nd quarter of 2016 is up 9 percent over production through the same quarter of 2015, and sand and gravel production during the same interval is up 35 percent. This upward trend reflects an Increase in the construction sector, which will be buoyed for several years by the construction of a new Salt Lake City airport terminal.
Nonfuel mineral exploration activities in Utah remained at a low ebb in 2016. However, Pilot Gold is engaged in an aggressive, year-long drilling program for gold-silver in the Goldstrike district, Washington County. This program hopes to define a new mineral resource by 2017. Kennecott also continues its long- term exploration program for additional metal resources in the Oquirrh Mountains of Salt Lake and  Tooele Counties.

2017 Outlook
Increasing base and precious metal production from a recovering Bingham Canyon mine will likely result in an overall net gain in the value of metals in 2017. Industrial minerals production and value is expected to be relatively stable through 2017 with modest increases as construction activity continues to add value due, in part, to development of a new airport terminal. In summary, the UGS estimates that the gross production value of Utah’s nonfuel mineral commodities in 2017 will be moderately above 2016 totals.
Tourism and Travel
2016 Overview
Utah’s tourism and travel sector experienced continued economic growth in 2016, including increases in state and local tourism-related tax revenue, leisure and hospitality sales, tourism-related jobs and wages, and a record number of visitors to
Utah’s 14 ski resorts and five national parks. In 2016, visitors purchased more Utah hotel rooms and spent more money on arts, entertainment, recreation, restaurants and retail than ever before. At the time of this publication, tourism-related sales tax revenues, such as transient room, restaurant, short-term leasing, and resort communities’ sales taxes, were trending anywhere from four-to-10 percent above 2015 revenues. During the first three quarters of 2016, 25 of 29 Utah counties experienced year-over increases in their transient room tax revenue. In addition, total taxable sales in the leisure and hospitality sector increased eight percent during the first half 2016, while gas station, grocery store, and other tourism-related retail sales increased around three percent.

During the first half of 2016, tourism-related jobs in Utah’s private leisure and hospitality sector experienced a 3.9 percent year-over increase (consistent with all other sectors) and wages had increased 7.1 percent from the prior year, slightly outpacing all other sectors (5.5 percent).

In tourism-related news, the year started with Fodor’s Travel naming Utah the “#1 Destination for 2016,” noting that Utah promises, “…exceptional scenery, unforgettable adventures, and something for everyone – hikers, skier, solo travelers and families.” Shortly thereafter, Salt Lake City International Airport (SLC) announced the addition of two nonstop international flights. Beginning in May 2016, Air Canada introduced a daily direct flight from the global hub of Toronto and Delta added a nonstop flight from London-Heathrow Airport. As a result, SLC now offers a total of 11 international nonstop flights. In other news, 2016 was the centennial of the National Park Service. Across the state, Utah’s parks and destination marketing organizations promoted and hosted several events related to the centennial. For  example, in February the Utah Office of Tourism (UOT) worked with the National Parks Conservation Associations to organize and sponsor the film premier of National Parks Adventure 3D at Salt Lake’s Clark Planetarium. This event brought together superintendents and staff from Utah’s parks as well as public officials from Utah’s gateway towns. Throughout 2016, the UOT sponsored multiple film viewings and promoted National Park Week on social media.

In August, Visit Salt Lake celebrated its 20th year hosting the Outdoor Retailer Summer Market at the Salt Lake Convention Center. The Summer Market, which once attracted 5,000 attendees, now attracts over 29,000 outdoor industry manufacturers, retailers and suppliers who spend over $25 million in the state’s economy. The same month, Visit Salt Lake also hosted the annual meeting of the American Society for Association Executives (ASAE). It is anticipated that many of the 5,000 ASAE attendees will hold their respective organization’s meetings and conventions in Salt Lake and other Utah destinations in coming years.
In late summer, Utah Office of Tourism director Vicki Varela was named the 2016 State Tourism Director of the Year by the U.S. Travel Association. This prestigious accolade resulted from Varela’s “visionary” leadership, including digital marketing strategy and research practice expansion, which has helped drive significant increases in Utah’s tourism marketing budget. Varela was also selected as one of the 2016 Top 25 Most Extraordinary Minds in Sales, Marketing & Revenue Optimization by Hospitality Sales & Marketing Association International’s board of directors.
In September, the Utah Office of Tourism hosted its annual Utah Tourism Conference at the Zermatt Resort in Midway, Utah, and was met with record attendance. This year was also the first time that Utah’s Office of Outdoor Recreation hosted three Outdoor Recreation Summits in Utah, including conferences in Ogden, Cedar City, and Moab. All three Summits experienced good turnout, showing strong outdoor recreation industry interest across the state.
2017 Outlook
The Utah tourism and travel outlook for 2017 remains optimistic. In the spring of 2016 the Utah Office of Tourism released their Road to Mighty® ad series to showcase Utah destinations and encourage shoulder season visitation to national monuments, state parks and scenic byways found along the road to Utah’s Mighty 5® national parks. In fact, visitation to Utah’s Mighty 5® national parks was up 27 percent through October 2016 compared to the same time frame in 2015. Meanwhile, the U.S. Travel Association forecasts a three percent increase in domestic and international

U.S. spending next year along with a two percent increase in domestic leisure person-trips and a two percent increase in international visitation. The uncertainty surrounding the recent U.S. presidential election, sluggish global expansion, low inflation, the relative strength of the U.S. dollar and turbulent geopolitical conditions will continue to impact international visitor volume and overall business travel in 2017. Still, China and the Asia-Pacific region will remain one of the fastest growing U.S. travel markets in the coming years. In fact, Utah continues to experience increased visitation and spending from Chinese travelers. In the year ahead, it is estimated that Utah will experience a three percent increase in tourism-related jobs and wages, a five percent increase in tourism-related sales, and a seven percent increase in tourism-related sales tax revenues.

Nonprofit Sector
2016 Overview
The nonprofit sector plays a significant role in our country’s social and economic fabric. When public and private organizations are unable to meet community needs, public charities are asked – even created – to intervene. In doing this, nonprofits earn their tax-exempt status from the Internal Revenue Service (IRS). In addition to investing significant financial and human resources toward social impact, the nonprofit sector plays a vital yet largely unknown role in job creation and local economic development.
There were 9,171 registered tax-exempt nonprofit organizations in Utah in August 2016. Nearly 70 percent were registered 501(c)3 public charities. In fact, the number of public charities increased 6.6 percent from last year, more than doubling the past decade’s average annual growth rate. This increase could be partially explained by the simplification of IRS Form 1023 in 2014 that streamlined the tax exemption application process for nonprofit organizations.
The nonprofit sector’s financial economic contribution to the state is significant. The total gross revenues reported by all 501(c)3 organizations in Utah was $8.7 billion in 2016, equivalent to 5.9 percent of Utah’s Gross Domestic Product. Although three nonprofits—Intermountain Healthcare, Western Governor’s University, and the Center for Excellence in Higher Education—make up almost two-thirds of the total revenue, the majority of public charities (60 percent) are small and report annual revenues of less than $500,000.
In the spring of 2016, a collaboration between the Utah Nonprofits Association and Columbia Books produced The Compensation Report: An Analysis of Nonprofits in Utah 2016. Per the report, Utah nonprofit employee salaries ranged between an average low of $19,737 and an average high of $198,182. Alarmingly, 35 percent of participating organizations indicated plans to either freeze or decrease employee salaries—perhaps an indication of thinning budgets and increasing service demand.
Volunteerism remains critical to the success of the nonprofit sector across the United States. Utah has ranked highest in the country in volunteerism for ten consecutive years (2005 to 2015). In 2015 alone, Utah volunteers logged 170.4 million service hours, equivalent to nearly 82,000 full-time employees and $3.8 billion worth of services.
2017 Outlook
While Utah’s general economic future looks stable, the nonprofit sector faces a tough year ahead with decreasing budgets and potential employment issues. The 35 percent of organizations who plan to stifle or decrease employee salaries due to budget constraints risk increased staff turnover, potentially leading to lowered productivity, fewer services, and increased costs.

Weighing heavily on the minds of nonprofit leaders are the proposed updates to the Fair Labor Standards Act, which were to take effect on December 1, 2016; however, these updates are currently on hold. The proposed updates would have required nonprofits and private businesses to either pay their exempt employees (earning less than $47,500 annually) overtime or increase their salaries to match the new minimum. Under these potential circumstances, charitable organizations would be faced with a difficult decision: either shift funding away from programs and toward salaries or downsize staff.
On a positive note, outcome measurement processes across the sector have greatly improved due to the inception of Pay for Success, a policy tool that directly ties government funding to measured community impact. Utah nonprofits are particularly ahead of the curve, recognizing that anecdotal stories are no longer enough to compete for limited public funding. In addition to improving data tracking systems, Utah organizations are using their data to engage with government agencies, which could lead to more stable funding. Despite steps forward, some outcome measurement programs are not affordable for smaller nonprofits. Consequently, they risk losing their public funding. This may have a negative effect on Utah’s nonprofit sector as it is mostly comprised of smaller organizations.
Unlike the public and private sectors, nonprofits lack recent and historical employment data. To that end, the Utah Nonprofits Association would like to consider partnering with the Department of Workforce Services to find better ways to monitor and track employment information for the benefit of both nonprofit leaders and policy makers.
The following description of State government emphasizes those functions of government related to finance, administration and planning of State government, and is not intended as a detailed description of all functions of the State’s government.
Constitutional Departments
The Constitution of the State (the “State Constitution”) divides the powers of government among: the legislative department, the executive department and the judicial department.
Legislative Department. The legislative department is composed of the Senate and the House of Representatives, which constitute the Legislature (the “Legislature”). The Legislature exercises the legislative power of the State and meets in regular session annually beginning in January. Among other things, the Legislature imposes taxes to provide revenues and makes appropriations to carry out all the activities of State government.
Executive Department. The elected constitutional officers of the executive department are the Governor, Lieutenant Governor, State Auditor, State Treasurer (the “State Treasurer”), and Attorney General. The Governor is the chief executive officer of the State.
Judicial Department. The State Constitution vests the judicial power of the State “in a supreme court, in a trial court of general jurisdiction known as the district court, and in such other courts as the Legislature by statute may establish.” Under such authority, the Legislature has established the Court of Appeals, juvenile courts and justice courts.
Certain Other Administrative Bodies
Utah State Tax Commission. The Utah State Tax Commission (the “State Tax Commission”) is responsible for, among other things, administering and enforcing the tax laws of the State, formulating State tax policy, assessing certain properties, and collecting various State taxes.

Department of Administrative Services. The Department of Administrative Services coordinates the agencies that provide administrative support to State government and is presently composed of various divisions including, but not limited to, the Division of Finance and the Division of Facilities and Construction Management (“DFCM”).
Division of Finance. Among other things, the Division of Finance maintains financial accounts for State agencies, maintains a central accounting system, approves accounting systems of State agencies, approves proposed expenditures for the purchase of supplies and services requested by the majority of State agencies, and issues financial reports of the State.
Division of Facilities Construction and Management. DFCM is responsible for the design and construction of the facilities used by all State agencies and institutions with some exceptions. DFCM is also responsible for the leasing of all facilities for State agencies with some exceptions. DFCM also manages and maintains many State facilities and allocates space among State agencies.
Governor’s Office of Management and Budget. The Governor’s Office of Management and Budget prepares the Governor’s budget recommendations, monitors state agency expenditures, forecasts and monitors revenues and coordinates state planning activities.
State Building Board. The State Building Board acts as a policy–making board for DFCM. The board is responsible for preparing and maintaining a five–year building plan for the State, establishing design and construction standards for State facilities, and establishing procurement rules relating to State facilities.
State Bonding Commission. The Lieutenant Governor (as designee of the Governor), the State Treasurer, and a third person appointed by the Governor constitute the Commission. The Commission, following authorization by the Legislature, is responsible for the issuance of the State’s general obligation and revenue bonds.
Department of Transportation. UDOT is responsible for the planning, design, construction and operation of transportation facilities within the State. The Transportation Commission is a citizen commission charged with policy and programming oversight of UDOT. All expenditures for highway construction projects must be authorized by the Transportation Commission after review and prioritization by UDOT.
Legal Borrowing Authority
Constitutional Debt Limit. Article XIV, Section 1 of the State Constitution limits the total general obligation indebtedness of the State to an amount equal to 1.5% of the value of the total taxable property of the State, as shown by the last assessment for State purposes previous to incurring such debt.
Statutory General Obligation Debt Limit. Title 63J, Chapter 3, of the Utah Code (the “State Appropriations and Tax Limitation Act”), among other things, limits the maximum general obligation borrowing ability of the State. Under the State Appropriations and Tax Limitation Act, the outstanding general obligation debt of the State at any time may not exceed 45% of the maximum allowable State budget appropriations limit as provided in and subject to the exemption set forth in that act. The State Appropriations and Tax Limitation Act also limits State government appropriations based upon a formula that reflects changes in population and inflation.

Outstanding General Obligation Indebtedness
The State has issued general obligation bonds for general administrative buildings, higher education buildings, highways, water and wastewater facilities, flood control facilities, technology, and refunding purposes.
Revenue Bonds and Notes
State of Utah Recapitalization Revenue Bonds. The State Bonding Commission is authorized, with prior approval of the Legislature, to issue “recapitalization” revenue bonds of the State to provide funds for certain of the State’s revolving loan funds. Such State revenue bonds are secured principally by the payments on certain bonds, notes and other obligations owned by the State through such funds and by debt service reserve funds, and constitute “State Moral Obligation Bonds,” but are not applied against the general obligation borrowing capacity of the State.
Other State Related Entities’ Revenue Debt. Various State related entities have outstanding bonds and notes payable solely from certain specified revenues. None of these bond or note issues are general obligations of the State and, therefore, such bonds or notes are not applied against the general obligation borrowing capacity of the State.
The majority of State related entities’ revenue bonds and notes are issued by the Utah Housing Corporation (which is a component unit of the State), the State Board of Regents (student loans and various capital projects), and the State Building Ownership Authority (the “Authority”).
Lease Obligations
The State leases office buildings and office and computer equipment. Although the lease terms vary, most leases are subject to annual appropriations from the Legislature to continue the lease obligations. If a legislative appropriation is reasonably assured, long–term leases are considered non-cancellable for financial reporting purposes.
Capital Leases. Leases that in substance are purchases are reported as capital lease obligations in the government–wide financial statements and proprietary fund statements in the State’s CAFR.
Primary government’s total capital lease payments including principal and interest for fiscal year 2016 were $2.8 million. The present value of the minimum lease payments of the State’s capital leases for the primary government for fiscal year 2016 totaled approximately $23.5 million (with annual payments scheduled through fiscal year 2036) The present value of the minimum lease payments of capital leases for the State’s component units as of fiscal year 2016 totaled approximately $220.8 million (with annual payments scheduled through fiscal year 2031).
Operating Leases. Operating leases contain various renewal obligations as well as some purchase options. However, due to the nature of the leases, the related assets are not classified as capital leases. Any escalation clauses, sublease rentals and contingent rents are considered immaterial to the future minimum lease payments and current rental expenditures. Operating lease payments are recorded as expenditures or expenses of the related funds when paid or incurred.
Operating lease expenditures for fiscal year 2016 were approximately $27.7 million for primary government, and approximately $35.5 million for component units. The total future minimum lease payments for the State’s operating leases for primary government for fiscal year 2016 totaled approximately

$75.7 million (with annual payments scheduled through fiscal year 2057). The total future minimum lease payments for the State’s component units for fiscal year 2016 totaled approximately $209.1 million (with annual payments scheduled through fiscal year 2051).
State Guaranty Of General Obligation School Bonds
Under the Utah School Bond Guaranty Act (the Guaranty Act”) which took effect on January 1, 1997, the full faith and credit, and unlimited taxing power of the State is pledged to guaranty full and timely payment of the principal of, and interest on general obligation bonds (“Guarantied Bonds”) issued by eligible boards of education of State school districts (“Eligible School Boards”). The Guaranty Act is intended to reduce borrowing costs for Eligible School Boards by providing credit enhancement for Guarantied Bonds.
In the event an Eligible School Board was unable to make the scheduled debt service payments on its Guarantied Bonds, the State would be required to make such payments in a timely manner. For this purpose, the State may use any of its available moneys, seek a short–term loan from the State School Fund or issue its short–term general obligation notes. The Eligible School Board remains liable to the State for any such payments on Guarantied Bonds. The State may seek reimbursement for such payments (plus interest and penalties) by intercepting State financial aid intended for the Eligible School Board. The Guaranty Act also contains provisions to compel the Eligible School Board to levy a tax sufficient to reimburse the State for such payments.
The State Superintendent of Schools (the “State Superintendent”) is responsible for monitoring the financial condition of each local school board in the State and reporting, at least annually, his or her conclusions to the Governor, the Legislature and the State Treasurer. The State Superintendent must report immediately to the Governor and the State Treasurer any circumstances suggesting that a local school board will be unable to pay when due its debt service obligations (a “Report”) and recommend a course of remedial action.
During fiscal year 2017, the State will have at least $2.909 billion principal amount outstanding of Guarantied Bonds. Currently, the Guarantied Bond program’s annual principal and interest payments are scheduled through fiscal year 2036 (for fiscal year 2017 the program’s annual principal and interest payments total $376.9 million). The State cannot predict the amount of bonds that may be guarantied in this year or in future years; no limitation is currently imposed by the Guaranty Act.
State Moral Obligation Bonds
Bonds issued by the State Board of Regents and the Utah Communications Agency Network, recapitalization revenue bonds issued by the State Bonding Commission and certain qualifying bonds of the Utah Charter School Finance Authority may be secured by a pledge pursuant to which a designated official will certify to the Governor on or before December 1 of each year the amount, if any, necessary to restore a capital reserve or debt service reserve fund to its required amount. In the case of revenue bonds issued to finance a capital project for an institution of higher education, if so pledged, the chairman of the State Board of Regents will certify to the Governor on or before December 1 of each year any projected shortfall in the revenues necessary to make debt service payments in the forthcoming calendar year. Upon receipt of such a certification, the Governor may, but is not required to, then request from the Legislature an appropriation of the amount so certified. In the case of revenue bonds issued to finance a capital project for a qualifying charter school, if so pledged, an officer of the Utah Charter School Finance Authority will certify to the Governor on or before December 1 of each year the amount, if any, required to restore the amount on deposit in the debt service reserve fund of such qualifying charter school to the debt service reserve fund requirement. Upon receipt of such a certification, the Governor shall then request from the

Legislature an appropriation of the amount so certified. In all cases, the Legislature is under no legal obligation to make any appropriation requested by the Governor.
Financial Information Regarding the State of Utah
Budgetary Procedures
Budgetary Procedures Act. The Budgetary Procedures Act, Title 63J, Chapter 1, Utah Code (the “Budget Act”) establishes the process whereby the Governor’s budget is prepared and prescribes the information to be included.
The Governor is required to submit a budget to the Legislature each year, including a plan of pro- posed changes to appropriations and estimated revenue for the next fiscal year.
The total appropriations requested for expenditures authorized by the budget must not exceed the estimated revenue from taxes, fees and all other sources for the next fiscal year.
The Budget Act applies to all moneys appropriated by the Legislature. No appropriation or any surplus of any appropriation may be diverted from the department, agency, institution or division for which it was appropriated. Appropriated moneys may not be transferred from one item of appropriation to any other item of appropriation without legislative approval.
Unexpended Balances. Except for certain funds detailed in the Budget Act or funds that may be exempted by the annual appropriations act, the Director of the Division of Finance must, at the end of each fiscal year, close out all balances to the proper fund or account.
Budgetary Controls. The Director of the Division of Finance is required to exercise accounting control over all State departments, institutions and agencies other than the Legislature and legislative committees. The Director of the Division of Finance must require the head of each department to submit, not later than May 15, a budget (work program) for the next fiscal year that does not exceed legislative appropriations or other estimated funding.
State Funds And Accounting
The Division of Finance maintains its accounting records in accordance with State law and in accordance with generally accepted accounting principles (“GAAP”).
Funds are accounted for and reported in the following categories: governmental funds; proprietary funds; and fiduciary funds. Governmental funds include the General Fund, Special Revenue funds, Capital Projects funds, Debt Service funds, and Permanent funds. Proprietary funds include Enterprise and Internal Service funds. Fiduciary funds include Pension Trust funds, Investment Trust funds, Private Purpose Trust funds, and Agency funds.
Fund reporting in the financial statements for governmental funds focuses on major funds as defined by GAAP and promulgated by the Governmental Accounting Standards Board. The State reports the following major governmental funds: the General Fund, the Education Fund, the Transportation Fund and the Transportation Investment Fund.
The State’s non-major governmental funds include other Special Revenue funds, Capital Projects funds, and Debt Service funds. The non-major special revenue funds account for specific revenue sources that are legally restricted to expenditures for specific purposes. Examples include tobacco settlement moneys, environmental activities, crime victim reparations and rural development programs.
State Tax System
The State’s tax revenues are derived primarily from property taxes, sales and use taxes, individual income taxes, motor fuel taxes, corporate franchise (business income) taxes, and numerous smaller sources, including excise taxes on insurance premiums, beer, cigarettes and tobacco, severance taxes, investment income, and numerous court and business regulation fees. These fees and taxes are regulated by the Legislature.
In addition to the State’s tax system, counties, cities and towns have authority to levy and collect sales and use taxes and property taxes. School districts, some special service areas, and some local districts have the authority to levy and collect property taxes.
Individual Income Taxes. The State is one of 43 states that impose an individual income tax. The State’s current single rate income tax system was fully implemented in the 2008 tax year. Under the system, all taxpayers’ income is subject to a single rate of 5% of state taxable income, which is based on federal adjusted gross income. To retain the progressivity, a tax credit based on federal deductions and federal personal exemptions is available, but phases out depending upon the income and filing status of the individual taxpayers.
Business Taxes. The State imposes a tax on corporate net taxable income apportioned to the State at a rate of 5%, subject to exceptions and credits with a minimum tax of $100.
Sales and Use Tax. In general, State sales taxes are imposed based on retail sales or use of tangible personal property, admissions, meals, utility services, general services on tangible personal property, hotel and motel accommodations, and certain other items. Use tax also applies to goods shipped to the State for use, storage, or other consumption, goods purchased outside of the State for use, storage, or other consumption in the State, and services subject to tax but performed outside the State for use, storage, or other consumption in the State. The State sales tax on unprepared food items is 1.75% and the general sales tax rate is 4.70%.
While the tax is imposed on the purchaser, the State requires certain retailers to collect and remit the tax.  The State requires its largest sales tax remitters (with annual liabilities of more than $50,000) to pay on a monthly basis. Most others remit the sales tax collected on a quarterly basis, while very small payers may pay annually. Monthly sales taxpayers and those paying via electronic funds transfer receive a 1.31% discount on State taxes. This requirement has served to reduce the volatility of the State’s cash flows, with approximately 75% of sales and use taxes now remitted on a monthly basis.
Additional Taxes and Fees. The State collects a number of additional significant taxes and fees, including, but not limited to: an unemployment compensation tax, which is used to finance benefits paid to unemployed workers; a workers’ compensation insurance premium tax, which is used to pay workers’ compensation benefits; and various highway users’ taxes, which are used for highway and road related purposes. Other taxes and fees collected by the State include excise taxes on insurance premiums, severance taxes, a cigarette and tobacco tax, a wine and liquor tax, an inheritance tax, an environmental surcharge, a waste tire fee, and fish and game license fees. Other State revenue sources include license fees and other fees collected by colleges, universities and State departments.

Property Tax Matters

Property Tax Act. The State Constitution and Title 59, Chapter 2, Utah Code (the “Property Tax Act”) provide that all taxable property is assessed and taxed at a uniform and equal rate on the basis of its “fair market value” as of January 1 of each year, unless otherwise provided by law. Subject to certain restrictions, residential property is entitled to an exemption equal to a 45% reduction in the value of the property.
The State Tax Commission must assess all centrally–assessed property (“centrally–assessed proper- ty”) by May 1 of each year. County assessors must assess all other taxable property (“locally–assessed property”) before May 22 of each year. The State Tax Commission apportions the value of centrally– assessed property to various taxing entities within each county and reports such values to county auditors before June 8.
On or before July 22 of each year, the county auditors must mail to all owners of real estate shown on their assessment rolls notice of, among other things, the value of the property, itemized tax information for all taxing entities and the date their respective county boards of equalization will meet to hear com- plaints. Taxpayers owning property assessed by a county assessor may file an application within statutorily defined time limits based on the nature of the contest with the appropriate county board of equalization for the purpose of contesting the assessed valuation of their property. The county board of equalization must render a decision on each appeal in the time frame prescribed by the Property Tax Act. Decisions of the county board of equalization may be appealed to the State Tax Commission, which must decide all appeals relating to real property by March 1 of the following year. Owners of centrally– assessed property or any county with a showing of reasonable cause, may, on or before the later of June 1 or a day within 30 days of the date the notice of assessment is mailed by the State Tax Commission, apply to the State Tax Commission for a hearing to appeal the assessment of centrally–assessed property. The State Tax Commission must render a written decision within 120 days after the hearing is completed and all post–hearing briefs are submitted. The county auditor makes a record of all changes, corrections and orders, and delivers before November 1 the corrected assessment rolls to the county treasurers. By November 1, each county treasurer furnishes each taxpayer a notice containing the kind and value of the property assessed to the taxpayer, the street address of the property, where applicable, the amount of the tax levied on the property, and the date and year the property is subject to a detailed review.
Taxes are due November 30 (or if November 30 is a Saturday, Sunday or holiday, the next business day). Each county treasurer is responsible for collecting all taxes levied on real property within that county. There are no prior claims to such taxes. As taxes are collected, each county treasurer must pay to the State and each taxing entity within the county its proportionate share of the taxes, on or before the tenth day of each month. Delinquent taxes are subject to a penalty of 2.5% of the amount of the taxes or $10 whichever is greater. Unless the delinquent taxes and penalty are paid before January 31 of the following year, the amount of delinquent taxes and penalty bears interest at the federal funds rate target established by the Federal Open Market Committee plus 6%, from the January 1 following the delinquency date until paid (provided that said interest may not be less than 7% or more than 10%). If delinquent taxes have not been paid by March 15 following the lapse of four years from the delinquency date, the affected county advertises and sells the property at a final tax sale held in May or June of the fifth year after assessment.
Uniform Fees. An annual statewide uniform fee is levied on certain tangible personal property in lieu of the ad valorem tax. Subject to certain exemptions, the current uniform fee on motor vehicles that weigh 12,001 pounds or more, recreational vehicles and all other tangible personal property required to be registered with the State is equal to 1.5% of the market value. Motor vehicles weighing 12,000 pounds or less are subject to an “age based” fee that is due each time the vehicle is registered. Such fees range from $5 to $150. Various other fees are levied against other types of tangible personal property. The revenues collected from the various uniform fees are distributed by the county of each taxing entity in which the property is located in the same proportion in which revenue collected from ad valorem real property tax is distributed.
Statutory Spending Limitations; Statutory General Obligation Debt Limitations
Statutory Spending Limitations. Under the State Appropriations and Tax Limitation Act the State has statutory appropriation limits. The appropriations limit adjusts annually pursuant to a statutory formula based on population and inflation. The definition of appropriations includes unrestricted capital and operating appropriations from unrestricted General Fund and Education Fund sources. Spending for public education in addition to spending for transportation is exempt from the limitation.
Statutory General Obligation Debt Limitations. The State has statutory debt limits on the amount of general obligation that can be outstanding.
Budget Reserve Accounts (General Fund; Education Fund)
The State maintains a General Fund Budget Reserve Account and an Education Fund Budget Reserve Account. State law requires that 25% of any General Fund revenue surplus be deposited in the General Fund Budget Reserve Account not to exceed 8% of the General Fund Appropriations for the Fiscal Year and 25% of any Education Fund revenue surplus be deposited in the Education Fund Budget Reserve Ac- count not to exceed 9% of the Education Fund Appropriations for the Fiscal Year, in each case up to the statutory limit. Unless such reserve funds are drawn upon for their respective purposes, annual mandatory surplus transfers will be limited to the lesser of 25% of the applicable surplus or the amount necessary to reach the statutory limit of 9% for the General Fund and 11% for the Education Fund.  Subject to the automatic transfer limits specified above, an additional 25% of a revenue surplus may be allocated if funds have been drawn upon and not repaid.
The State is implementing reforms in the Medicaid program in an effort to bring Medicaid growth more in line with overall State revenue growth. If at the end of a Fiscal Year there is a General Fund revenue surplus, and the reforms have resulted in Medicaid growth savings, State law requires the amount equal to the Medicaid growth savings be transferred from the General Fund to the Medicaid Growth Reduction and Budget Stabilization Account. This transfer will be before, and therefore, will reduce the annual mandatory surplus transfer to the General Fund Budget Reserve Account.
As of the close of Fiscal Year 2016, and after mandatory year end surplus transfers, the balance in the General Fund Budget Reserve Account was $143.6 million, the balance in the Education Fund Budget Reserve Account was $349.5 million, and the balance in the Medicaid Growth Reduction and Budget Stabilization Account was $25.9 million.
Fiscal Year 2017–Budget and Related Appropriations
Statewide Summary. As of the March 2016 enacted budget, the State’s Fiscal Year 2017 operating and capital budget is $15.71 billion from all sources. This is a 9.7% increase over Fiscal Year 2016 actuals of $14.31 billion. The Governor’s December 2016 budget recommends a revised total operating and capital budget of $15.72 billion in Fiscal Year 2017 and of $16 billion in Fiscal Year 2018.
As of the February 2016 estimates upon which the Legislative budget is based, state economists projected that the State would collect nearly $6.3 billion in discretionary GF/EF revenue in Fiscal Year

2017. Along with GF/EF revenue, legislators added $150.4 million in prior year revenue and $21.6 million in program savings and fund transfers, balancing the State's FY 2017 General and Education Fund budget at $6.4 billion, up 1.8 percent. They increased General and Education Fund appropriations slightly in FY 2016, by $25.4 million mostly for economic development projects and growth in public education enrollment.
During the 2016 General Session, the Legislature had at its disposal $400 million in new ongoing GF/EF revenue growth, $150 million in one–time GF/EF sources, and around $88 million in other GF/EF sources. Of the new GF/EF appropriations, about 67% went in one form or another to support public and higher education, including for operations, capital development, and capital improvement. Public education received approximately 41% of the new GF/EF appropriations and higher education received approximately 26%. Capital expenditures other than higher education accounted for an additional 3%. Corrections recidivism reform accounted for 5% of new GF/EF appropriations.
Revenue Estimates. The State’s main revenue sources are the sales–tax–supported General Fund and the income–tax–based Education Fund. Other major sources included in the state budget are federal funds, the gas–tax–driven Transportation Fund, sales taxes earmarked for Transportation, local property tax revenue for education, and dedicated credits (fee for service revenue).
In March 2016, the executive and legislative branches jointly adopted consensus ongoing Fiscal Year 2017 GF/EF revenue estimates of $6.3 billion. This represents a 4.5% increase from the revised Fiscal Year 2016 GF/EF estimate of $6 billion. In November 2016, these estimates were updated to $6.25 billion, which represents a 4.4% increase from actual Fiscal Year 2016 collections.
Major tax changes enacted in the 2016 General Session impact education, transportation and other general fund appropriations. H.B. 61, Corporate Franchise and Income Tax Changes, addresses how business income is apportioned for tax purposes and will decrease revenue to the Education Fund by $2,641,000 in FY 2017 and by $2,773,000 annually thereafter. S.B.17, Revenue and Taxation Amendments changes the formula used in calculating the oil and gas severance tax, resulting in a General Fund revenue loss of $5,575,000 in FY 2016, a loss of $1,212,500 in FY 2017, and an ongoing loss of $500,000 per year beginning in FY 2018. S.B. 80, Infrastructure Funding Amendments shifts a 1/16 percent transportation tax earmark and 20 percent of the Water Infrastructure Restricted Account annually for the next five years to the General Fund. The net shift to the General Fund is $8,927,400 in FY 2017 and $13,599,900 in FY 2018.
Appropriations. The Legislature approved $17.3 billion in appropriations from all sources for all purposes in Fiscal Year 2017, which includes some double-counting of funds. Adjusting for account deposits, loan funds, certain enterprise funds, internal service funds, and capital projects appropriations, the State’s operating and capital budget–including appropriations to expendable funds and accounts–is $15.1 billion for Fiscal Year 2017.
Of the total Fiscal Year 2017 amount, the Legislature appropriated $6.4 billion from the GF/EF, an increase of 1.8% over the revised Fiscal Year 2016 budget. Supplemental appropriations from the GF/EF increased by $25.4 million for Fiscal Year 2016.
Structural Balance. Coming into the 2016 General Session, before accounting for growth in either costs or revenues, Utah had a small structural surplus of $752,250. Legislators continued in the State’s tradition of responsible fiscal management by maintaining and expanding that structural surplus in the 2016 General Session. They matched ongoing commitments to ongoing sources and took two other measures. First, legislators passed S.B. 80, Infrastructure Funding Amendments which, over time, eliminates two transportation earmarks. Second, they provided $20.0 million in ongoing appropriations for one‐time capital development projects, putting recurring resources into buildings for the first time since the Great Recession.

After the 2016 General Session and 2016 Second Special Session combined, Utah had a $12.8 million structural surplus.
Debt. The Legislature continued “pay–as–you–go” funding for most new state buildings and roads during the 2016 General Session Legislators authorized no new General Obligation debt. The State paid down principal of $331.3 million on outstanding general obligation bonds in FY 2016, and it will pay down principal of $324.9 million in FY 2017. The Legislature passed H.B. 9, Revenue Bond Amendments that authorized issuance of up to $90,043,400 in lease revenue bonds for the construction of a courthouse parking lot, liquor store, business building at the University of Utah, and student housing complex and laboratory at Utah State University. The Governor’s December 2016 budget recommendation includes an additional $100 million in bonding authority for prison relocation expenses, bringing the total to $570 million.
State Revenues And Collections
The State receives revenues from three principal sources: taxes, including sales and use, individual income, business, motor and special fuel, and other miscellaneous taxes; federal grants–in–aid; and miscellaneous charges and receipts, including licenses, permits and fees, the State’s share of mineral royalties, bonuses on federal land, and other miscellaneous revenues.
Fiscal Year 2016 Tax Collections. Fiscal year 2016 ended with combined General Fund and Education Fund (collectively, GF/EF”) revenue collections coming in $7.4 million above the final fiscal year 2016 forecast, at $5,990 million. After accounting for expenditure side adjustments, a transfer to the General Fund Budget Reserve Account, and other statutorily required transfers, the budget surplus is $5.0 million in combined General Fund/Education Fund revenue. Of this year–end surplus amount, $13.6 million came from General Fund collections, offset by $6.2 million from Education Fund collections below projections.
Fiscal Year 2017 and 2018 Projections. The most recent Consensus Revenue Forecast for GF/EF revenues was made in November 2016 and released in December 2016. Fiscal year 2017 GF/EF unrestricted revenue is forecast to increase 4.4% ($265 million above fiscal year 2016 actual collections) to $6.255 million, and to increase an additional 4.6% in fiscal year 2018 to $6,54 million. These estimates come from projected strong growth in the individual income tax ($3.370 million in 2016; projected $3.561 million in 2017; and projected $3.733 million 2018) stable corporate income tax collections ($338 million in 2016; projected $328 million in 2017; and projected $340 million in 2018), as well as growth in the portion of sales and use tax deposited to the General Fund ($1,778 million in 2016; projected $1,849 million in 2017; and projected $1.931 million in 2018), offset somewhat by anticipated reductions in oil and gas severance tax collections ($20 million in 2016; projected $15 million in 2017; and projected $18 million in 2018).
These estimates include the effect of policy changes made in recent years that increase that earmark certain of sales tax revenues to transportation, which restrains the growth in free revenue. Total sales tax earmarks grew from $332.1 million in Fiscal Year 2012, to $422.1 million in Fiscal Year 2013, to $452.5 million in Fiscal Year 2014, to $495.8 in Fiscal Year 2015, and to $543.1 in Fiscal Year 2016. The large increases in recent years are largely due to the fact that a new earmark designating 30% of the growth in sales tax revenue, up to a specified cap, became effective. Sales tax earmarks in Fiscal Year 2017 and Fiscal Year 2018 are expected to total $580.5 and $621.2 million, respectively.
State Economy. The State’s economy continues to grow, with positive economic indicators, income, and employment that outpace the nation. Tax collections have received a boost from broad–based economic growth, including steady and sustained growth in labor markets in a broad range of industries, healthy corporate profits, and stock market gains, offset to some extent by a slowdown in the oil and gas industry. Steady economic growth is projected in the next two years. Taxable sales growth is estimated to be 4.4 % in 2016 and 5 % in 2017. Factors which negatively weigh on the economic forecast include political gridlock in Washington D.C., weakness in international markets, and anticipated action by the Federal Reserve Bank to adjust its monetary policy stance, potentially resulting in increasing mortgage interest rates (and their impact on the housing market), declining consumer sentiment, and a slowdown in the rate of growth in the labor market.
Legislation Impacting Tax Collections. There were several major tax changes enacted in the 2016 General Session impacting tax collections. H.B. 61, Corporate Franchise and Income Tax Changes, addresses how business income is apportioned for tax purposes and will decrease revenue to the Education Fund by $2,641,000 in FY 2017 and by $2,773,000 annually thereafter. S.B. 17, Revenue and Taxation Amendments, changes the formula used in calculating the oil and gas severance tax, resulting in a General Fund revenue loss of $5,575,000 in FY 2016, a loss of $1,212,500 in FY 2017, and an ongoing loss of $500,000 per year beginning in FY 2018. S.B. 80, Infrastructure Funding Amendments shifts a 1/16 percent transportation tax earmark and 20 percent of the Water Infrastructure Restricted Account annually for the next five years to the General Fund. The net shift to the General Fund is $8,927,400 in FY 2017 and $13,599,900 in FY 2018.
Revenue Summary. For the fiscal year 2016, General Fund revenues from all sources totaled approximately $5.7 billion. Of this amount, 48% came from federal contracts and grants, 32% came from sales and use tax, 8% came from charges for services and licenses, permits, and fees, 6% came from federal mineral lease, investment income and miscellaneous and other revenues, and 6% came from other tax sources.
In the Education Fund for fiscal year 2016, revenues from all sources totaled approximately $4.3 billion. Of this amount, 78% came from individual income taxes, 11% came from federal contracts and grants, 8% came from corporate franchise taxes, 2% came from charges for services, licenses, permits and fees, and miscellaneous and other taxes, and 1% came from investment income.
In the Transportation Fund for fiscal year 2016, revenues from all sources totaled approximately $976 million. Of this amount, 31% came from federal contracts and grants, 44% came from motor and special fuel taxes, 14% came from charges for services and licenses, permits, and fees, 5% came from sales and use tax, and 6% came from other miscellaneous taxes and fees.
In the Transportation Investment Fund for fiscal year 2016, revenues from all sources totaled $546 million. Of this amount, 85% came from sales tax revenue and 15% came from motor vehicle registration fees.
State Employee Workforce And Public Retirement System
State Employee Workforce. The State is among the largest employers in the State. All full–time employees of the State are members of the Utah State Retirement System.
Public Retirement System; Pension Benefit Programs. The State participates in various systems and plans provided by the Utah State Retirement Systems (“URS”) comprised of the following pension trust funds:
(1)	the Public Employees Noncontributory Retirement System; the Public Employees Contributory Retirement System; and the Firefighters Retirement System, which are defined benefit multiple–employer, cost sharing, public employee retirement systems;
(2)	the Public Safety Retirement System, which is a defined benefit, mixed agent and cost–sharing, multiple–employer retirement system;
(3)	the Judges Retirement System and the Utah Governors and Legislators Retirement Plan, which are single employer service–employee retirement systems;

(4)	the Tier 2 Public Employees Contributory Retirement System and the Tier 2 Public Safety and Firefighters System (for full–time employees hired after June 30, 2011), which are defined benefit, multiple– employer, cost sharing, public employee retirement systems; and
(5)	five defined contribution plans comprised of the 401(k) Plan, 457 Plan, Roth and Traditional IRA Plans, and Health Reimbursement Arrangement.
URS is established and governed by the respective sections of Title 49 of the Utah Code. URS’ defined benefit plans are amended statutorily by the Legislature. The Utah State Retirement and Insurance Benefit Act in Title 49 provides for the administration of URS and its plans under the direction of a governing board, whose members are appointed by the Governor.
The purpose of URS and related plans is to provide benefits for all eligible State, local government and most public education employees whose employers have elected to participate.
URS Valuation. An actuarial valuation of URS is performed annually. Every three years in conjunction with the actuarial valuation the actuary performs an experience study; the next experience study will take place this 2017.
The actuarial value of assets is based on a five–year smoothed expected rate of return, wherein the excess or shortfall of investment income over or under the actuarial assumed investment return rate is recognized over a five–year period with 20% of a year’s excess or shortfall being recognized each year beginning with the current year. This is the value of assets used by the actuary in determining contribution rates for URS. Based upon the 2014 experience study performed by the actuarial firm Gabriel, Roeder, Smith & Company (“GRS”) and its related recommendations, URS’ Board adopted certain changes in its actuarial assumptions, including a reduction in the assumed investment return rate from 7.75% to 7.5%.
As of January 1, 2014, the date of the most recent actuarial valuation available, the funded ratios for URS’ funds range from 77.7% to 116.8%. The average funded ratio of URS was 81.7%. This was an increase of 4.6% from URS’ January 1, 2013, valuation average funded ratio of 77.1%. The funded ratio increase for all components of URS was the result of higher than expected investment returns over the previous five years. As of January 1, 2014, URS’ underfunded actuarial accrued liability was $5.3 billion. As of December 31, 2014 the estimated Net Pension Liability was $920 million.
Contributions and Funding Ratios. For Calendar Year 2013 the required contribution for all participating employers was approximately $942,431,000. The State and all other participating employers in URS’ have paid 100% of the Annual Required Contribution. Covered payroll totals $4.605 billion.
URS’ actuary GRS projected that contribution rates for the Noncontributory System, the largest program in URS, will increase to 23.10% by 2015 and remain at that level for a period of time. The Legislature hired the actuary firm Cheiron to verify the calculations of GRS as the Legislature contemplated changes to URS’ benefit structure. Cheiron substantially agreed with the findings of GRS. Preliminary contribution rates for Fiscal Year 2014 are in line with previous projections even with the change in assumptions.
Changes to URS. In order to help limit financial risk to the State and ensure the ability to meet retirement obligations for current employees, several changes were made to URS’ during the 2010 General Session. The New Public Employees’ Tier 2 Contributory Retirement Act allows any employee entering regular full–time employment before July 1, 2011, to participate in the existing retirement systems and plans under Tier 1. Employees beginning regular full–time employment after June 30, 2011, may participate only in Tier 2 systems or plans. The Tier 2 plan allows employees to elect between a defined contribution plan or a defined benefit plan. Under both scenarios, the State will contribute 10% of the employee’s salary toward his or her retirement. The Tier 2 plan also decreases the service credit multiplier and the amount of time an employee must serve to be eligible for retirement.
GASB 68. Due to the implementation of Governmental Auditing Standard Board Statement 68, beginning Fiscal Year 2015, the State is required to record a liability and expense equal to its proportionate share of the collective net pension liability and expense of URS. However, URS is an independent state agency, the State has no additional payment obligation for any fiscal year after paying the contributions required for such year, and the State does not expect the accounting change required by GASB 68 to have any material impact on the finances or operations of the State. In its December 31, 2013 CAFR, URS estimated that at December 31, 2013 the State’s unaudited proportionate share of the net pension liability was $941,654,543 (assuming a 7.5% discount rate) and that its proportionate share of plan pension expense was $142,640,286. The State has not determined at this time what its actual net pension liability will be for Fiscal Year 2015.
Other Postemployment Benefits
The State administers the State Employee Other Postemployment Benefit Plan (“State Employee OPEB Plan”) through the State Post–Retirement Benefits Trust Fund. A separate Elected Official Other Postemployment Benefit Plan (“Elected Official OPEB Plan”) is provided for governors and legislators, and is administered through the Elected Official Post–Retirement Benefits Trust Fund. Both trust funds are irrevocable and legally protected from creditors. Both plans are closed to only employees and elected officials that meet certain eligibility criteria.
The State Legislature is contributing amounts to each trust fund that, at a minimum, is sufficient to fully fund the Annual Required Contribution (“ARC”), an actuarially determined rate in accordance with the parameters of GASB Statement 45. The ARC represents a level of funding that, if paid on an ongoing basis, is projected to cover normal cost each year and amortize any unfunded actuarial liabilities (or funding excess) over a period not to exceed 30 years.
The ARC from the December 31, 2014 actuarial valuations was used to establish the fiscal year 2016 and 2017 annual budget for both plans. For the State Employee OPEB Plan, the State Legislature contributed $35.683 million based on the required ARC. Prior contributions in excess of the ARC resulted in a net OPEB asset of $11.789 million at June 30, 2016. For the Elected Official OPEB Plan, the State Legislature contributed $1.388 million, $147 thousand more than the required ARC of $1.241 million. The Elected Official OPEB Plan ended fiscal year 2016 with a net OPEB obligation of $3.848 million.
Actuarial valuations are based on data as of December 31, 2014. For the State Employee OPEB Plan, the actuarial accrued liability was $386.532 million, with an actuarial value of plan assets of $205.498 million, resulting in an unfunded actuarial accrued liability of $181.034 million. The amortization period used was 10 years resulting in an ARC of $29.1 million. For the Elected Official OPEB Plan, the actuarial accrued liability was $12.694 million, with an actuarial value of plan assets of $8.863 million, resulting in an unfunded actuarial accrued liability of $3.831 million. The amortization period used was 20 years resulting in an ARC of $1.325 million. The funded ratio for the State Employee OPEB Plan and the Elected Official OPEB Plan is 53.2% and 69.8%, respectively. The appropriations for fiscal year 2017 are sufficient to fully fund the ARC for both Plans. The State’s actuarial valuations for both OPEB plans are calculated biannually.
Public Retirement System
All full-time employees of the State are members of the Utah State Retirement System (“URS”) and the State participates in various contribution systems and pension plans provided by URS. URS has separate accounting systems and prepares a separate financial report covering all retirement systems and deferred compensation plans it administers. Relevant financial data from URS’s CAFR for Calendar Year 2015 has been included in the State of Utah’s 2016 CAFR as a pension trust fund for URS within the fiduciary funds.
For fiscal year 2016, the State reported the following liability and related transactions equal to its proportionate share of the collective net pension liability of URS: $487 thousand in net pension assets, $375.7 million in deferred outflows of resources, $1.017 billion in net pension liability and $105.5 million in deferred inflows of resources for the primary government.
Litigation
The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.